UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22486

GPS Funds II

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2020

Date of reporting period: April 1, 2019 through March 31, 2020

Item 1. Reports to Stockholders.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

ANNUAL REPORT

March 31, 2020

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEMARK® TAX-EXEMPT FIXED INCOME FUND

GUIDEMARK® OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

GUIDEPATH® CONSERVATIVE INCOME FUND

GUIDEPATH® INCOME FUND

GUIDEPATH® GROWTH AND INCOME FUND

Notice to Shareholders

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, these reports will be made available online.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. If you receive shareholder reports by mail, you will be sent a single-page document that includes the web address to access the full report with instructions to request a printed copy at no charge. You may elect to receive shareholder reports and other communications electronically from the Fund anytime by contacting your financial advisor or institution.

You may elect to receive all future shareholder reports in paper free of charge. If you’d like to continue to receive a paper copy of the full report, visit www.fundreports.com any time prior to January 1, 2021. Your election will apply to all funds held in your account.

5/29/2020

Dear Shareholder:

Enclosed is the Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2019 to March 31, 2020.

Market Review

During the twelve months ended March 31, 2020, the equity markets generally rallied, with the S&P 500® Index rising to an all-time high on February 16, 2020. But conditions dramatically turned and global equity markets tumbled into bear market territory by the end of the first quarter of 2020. For the twelve month period, the US equity market returned -7.0%1, the international developed equity market returned -13.9%2 and emerging market equities returned -17.4%3. As the spread of COVID-19 accelerated in the first quarter of 2020, parts of the global economy started to shut down as the world began sheltering in place. This caused the equity markets to fall precipitously.

Surprisingly, it wasn’t a defensive equity sector that held up best in the downturn. Technology was the best performing sector during the first quarter of 2020, returning -11.9%4 and was the only sector that had a positive return for the twelve month period ending March 31, 2020. Mega-cap, cash-rich technology companies benefitted from the new environment of working from home, home schooling and online-shopping. At the opposite end of the scale was the energy sector, which was adversely impacted by not only the Saudi/Russia oil price conflict, but also lower demand for gasoline as people stayed home. Oil prices dropped over 50%5 during the first quarter of 2020, causing much of the -52.4%6 return seen by the energy sector for the twelve month period.

The divergent performance of specific equity sectors also led to the spread seen between growth and value across the globe. For the 12-month period, the spread between growth and value was 17.4 percentage points7 – one of the widest spreads recorded. Smaller capitalization equities experienced relatively weak returns during the market fall in the first quarter of 2020 due to their lower levels of profitability and higher leverage. This weighed on their 12-month returns, with small cap index returns trailing the broader market by almost 12 percentage points8 as of the end of the reporting period.

Real Estate Investment Trusts (“REITs”) and equities with high dividend yields trailed the broad markets during the market decline in the first quarter of 2020, negatively impacting 12-month performance returns. REITs fell 23.4% in the first quarter, seeing the weakest returns from malls, hotels, and retail industries, all of which were impacted by shelter in place orders. This led to a return of -15.9%9 for REITs for the reporting period. Dividend-yielding equities fell almost 30% in the first quarter of 2020, leading to a return of -21.7%10 for the 12-month period. Companies within the high dividend equity universe in sectors such as energy were at high risk of dividend cuts and had low interest coverage ratios, resulting in weaker relative returns.

The US bond market returned 8.9% for the 12-months ended March 31, 2020, including a 3.2%11 return in the first quarter of 2020. Treasuries rallied in the investor flight to safety during the market downturn, with longer duration Treasuries returning 20.9% for the quarter. However, these gains masked significant deterioration in certain segments of the bond market in the first quarter of 2020. Due to the sensitivity of high-yield bonds to the equity markets, the high yield sector registered double-digit losses of -12.7% for the first quarter of 2020, leading to a 12-month return of -6.9%12. Other credit sectors that underperformed in the first quarter of 2020 include bank loans, which also saw double-digit losses, returning -12.0%13 for the quarter as the U.S. Federal Reserve (the “Federal Reserve”) lowered interest rates to zero, and the non-agency mortgage backed security (“MBS”) market, which returned -13.4%14 for the quarter.

As liquidity dried up in US bond markets with investors selling anything they could, the Federal Reserve stepped in to help limit any further carnage in the bond market. As the Federal Reserve lowered rates and initiated substantial quantitative easing programs, bond sectors supported by expansive Federal Reserve monetary policy started to recover and regain ground at the end of the first quarter of 2020. This effect was particularly pronounced in the agency MBS market, with returns of 2.8% for the quarter and 7.01%15 for the 12-month period.

International bond markets also saw weakness in the first quarter, partially attributable to the strength of the U.S. dollar, but returned 2.0%16 for the 12-month period. Emerging markets bonds returned -2.9% for the 12-month period, having been impacted more significantly in the first quarter with a return of -9.5%17 due to the higher risk associated with emerging markets.

[1]	US equities represented by the S&P 500® Index
[2]	International developed market equities represented by the MSCI EAFE Index
[3]	Emerging market equities represented by the MSCI Emerging Markets Index
[4]	Technology sector represented by the S&P 500®Information Technology (Sector) Index
[5]	Represented by WTI Crude Oil prices
[6]	Energy sector represented by S&P 500® Energy (Sector) Index
[7]	Spread represented as difference between MSCI ACWI Growth and MSCI ACWI Value indices
[8]	Spread represented as difference between MSCI ACWI and MSCI ACWI Small Cap indices
[9]	REITs represented by FTSE Nareit All Equity REITs Index
[10]	Dividend equities represented by Dow Jones US Select Dividend Index
[11]	US bonds represented by Bloomberg Barclays US Aggregate Bond Index
[12]	High yield bonds represented by Bloomberg Barclays US Corporate High Yield Index
[13]	Bank loans represented by S&P/LSTA US Leveraged Loan 100 Index
[14]	Non-agency MBS represented by Markit iBoxx Non-Agency RMBS Index
[15]	Agency MBS represented by Bloomberg Barclays US MBS Index
[16]	International bonds represented by Bloomberg Barclays Global Treasury ex US Index
[17]	Emerging market bonds represented by Blomberg Barclays EM USD Aggregate Index

Fund Review

Looking across the fund family it was a very difficult period, resulting in most of the funds trailing their benchmarks for the 12-month period.

All of the GuideMark® funds trailed their respective benchmarks during the reporting period. Biases toward value and smaller capitalization issuers, which are intended to offer value over the long term, were the primary detractors for each of the GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund and GuideMark® World ex-US Fund during the 12-month period. The GuideMark® Core Fixed Income Fund trailed its benchmark for the reporting period due to shorter relative duration positioning during a time when long-term Treasuries rallied over 30%. Exposure to lower-quality credit sectors in the first quarter of 2020 hurt the GuideMark® Tax Exempt Fixed Income Fund’s performance for the quarter and significantly detracted from the full period results. The GuideMark® Opportunistic Fixed Income Fund’s significant underweight exposure to Treasuries and shorter duration as well as the Fund’s overweight exposure to foreign bonds relative to its benchmark detracted from the Fund’s returns for the period, given the flight to quality and strengthening of the US dollar over the reporting period.

Across the GuidePath® allocation funds, two funds outperformed and the remaining funds trailed their benchmarks for the period. The GuidePath® Multi-Asset Income Allocation Fund’s exposure to intermediate- and longer-term Treasuries contributed positively to the Fund’s returns, and helped the Fund outperform the benchmark for the reporting period. The GuidePath® Managed Futures Strategy Fund uses derivatives to implement its investment strategy, specifically index futures contracts. Futures positioning within bonds benefitted the GuidePath® Managed Futures Strategy Fund’s returns during the period. Specifically, long positions in longer maturity bonds contributed to the Fund’s outperformance relative to the benchmark for the period.

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, and GuidePath® Flexible Income Fund underperformed their respective benchmarks for the reporting period. Broader diversification, including exposure to US small capitalization stocks, and an emphasis on high yield credit exposure within fixed income positioning relative to benchmark weightings detracted from the Funds’ returns. The GuidePath® Tactical Allocation Fund trailed its benchmark due to underperformance in the first quarter of 2020, as the Fund had higher exposure to equities relative to its benchmark. The GuidePath® Absolute Return Fund also trailed its benchmark for the period as a result of the Fund’s relative underperformance in the first quarter of 2020 due to the Fund’s exposure to credit, specifically, high yield, emerging markets, non-agency mortgages and loans.

The GuidePath® Growth and Income Fund outperformed its benchmark for the twelve months ending March 31, 2020. The Fund’s volatility targeting component enabled the Fund to navigate both the strong up market of the fourth quarter of 2019 and steep down market of the first quarter of 2020 and maintain healthy relative returns during the market volatility. In addition to purchasing and selling futures contracts, the Fund engaged in a strategy of selling (writing) put options on indexes and ETFs in pursuing its investment objective. The Fund’s investments in futures and options contracts contributed positively to the Fund’s performance for the reporting period. The GuidePath® Conservative Income Fund trailed the benchmark as of the period end due to its lower duration positioning during a time when longer duration Treasuries rallied. Exposure to credit markets hurt the GuidePath® Income Fund’s returns relative to its benchmark in the market downturn during the first quarter of 2020 as the full effects of the coronavirus global pandemic led to panic selling and significant widening of spreads on corporate credits.

Looking Ahead

Given the current economic and market environment uncertainties, AssetMark does not believe that investors should try to make market-timing calls. Rebounds from market bottoms have often been quick and sharp, and we believe removing equity exposure from portfolios has a high opportunity cost under current market conditions. We believe investors should emphasize capital protection and prepare for sudden market trend reversals by broadly diversifying across risk assets and strategies. Positioning for an uncertain environment is different from de-risking—it entails broad diversification that seeks to spread portfolio risk across a variety of markets and risk factors.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

All index returns are sourced from Morningstar and Bloomberg. It is not possible to invest directly in any index.

Past performance is no guarantee of future results.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

The prospectus includes additional information about the GuideMark® and GuidePath® Funds including investment objectives, risk factors, fees and charges as well as other important information that should be carefully read and considered before investing. You may obtain a prospectus by contacting your registered representative.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. The Principal Underwriter for the GuideMark® and GuidePath® Funds is AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, Inc. AssetMark Brokerage™, LLC is an affiliate of AssetMark, Inc. and shares its address. ©2020 AssetMark, Inc. All rights reserved.

Investment Terms

Currency Hedged Indices seek to mitigate the currency exposures in an index compared to a ‘home’ currency (e.g., the US dollar). A currency hedged index may experience higher or lower returns than an unhedged index, depending on relative currency fluctuations. Currency hedges employed by hedged indices may be imperfect.

Market Capitalization refers to the total value of an issuer’s shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Bloomberg Barclays US MBS Index measures fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays Global Treasury ex US Index measures returns of investment grade, fixed-rate bonds issued by governments in their local currencies, excluding US debt.

Blomberg Barclays EM USD Aggregate Index measures hard currency emerging markets debt that includes USD-denominated debt from sovereign, quasi-sovereign, and corporate emerging markets issuers.

FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Markit iBoxx Non-Agency RMBS Indices measures the U.S. non-agency residential MBS market.

MSCI EAFE (Europe, Australasia, Far East) Index measures the equity market performance of countries considered to represent developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets.

S&P 500® Index focuses on the large-cap segment of the US equity market. It includes 500 leading companies in leading industries of the U.S. economy, capturing approximately 75% coverage of US equities.

S&P 500® Energy (Sector) Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® energy sector.

S&P 500® Information Technology (Sector) Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® information technology sector.

S&P/LSTA US Leveraged Loan 100 Index measures the performance of the largest facilities in the leveraged loan market.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2010. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 10, 2019, the market capitalization of the companies in the Russell 1000® Index ranged from $2.4 billion to $974.2 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Core Fund
Service Shares	-11.59%	3.97%	8.19%	3.75%
Institutional Shares	-11.07%	4.57%	N/A	7.37%
Russell 1000® Index	-8.03%	6.22%	10.39%	6.32	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 9.44%.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -11.6%, underperforming the Russell 1000® Index at -8.0%.

•	As part of the Fund’s three-factor investment approach, the Fund’s dedicated allocation to the value factor was a detractor as cheaper stocks significantly underperformed during the 12-month period.

•

The Fund saw positive contributions from the quality and momentum factors, as well as favorable sector weightings including an overweight allocation to technology and underweight exposure to energy and financials relative to the benchmark.

•	Fund results were also hurt by a tilt toward stocks with smaller market capitalizations and higher volatility relative to the benchmark.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Microsoft Corp.	4.70%
2	Apple, Inc.	4.35%
3	Vanguard S&P 500 ETF	3.73%
4	Amazon.com, Inc.	2.97%
5	Facebook, Inc. – Class A	1.53%
6	Johnson & Johnson	1.40%
7	Alphabet, Inc. – Class A	1.19%
8	Alphabet, Inc. – Class C	1.19%
9	Berkshire Hathaway, Inc. – Class B	1.15%
10	JPMorgan Chase & Co.	0.98%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2010. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund
Service Shares	-19.40%	0.16%	6.08%	3.29%
Institutional Shares(2)	-18.91%	0.33%	N/A	5.44%
MSCI Emerging Markets Index	-17.36%	0.01%	1.04%	8.17	%(3)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

During the period August 3, 2017 through September 25, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 25, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

(3)

The return shown for the MSCI Emerging Markets Index is from the inception date of the Service Shares. The MSCI Emerging Markets Index return from the inception date of the Institutional Shares is -1.11%.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -19.4%, underperforming the MSCI Emerging Markets Index at -17.4%.

•

As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the value factor was a detractor, as cheaper stocks significantly underperformed during the 12-month period.

•	The Fund saw positive contributions from the quality and momentum factors, as well as favorable sector weightings including an underweight allocation to financials relative to the benchmark.

•	Fund results were also hurt by a tilt toward stocks with smaller market capitalizations and higher volatility relative to the benchmark.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Alibaba Group Holding, Ltd. – ADR	5.50%
2	Tencent Holdings Ltd.	5.08%
3	KraneShares Bosera MSCI China ETF – Class A	4.58%
4	Taiwan Semiconductor Manufaccturing Co., Ltd.	4.34%
5	Samsung Electronics Co., Ltd.	3.72%
6	iShares Core MSCI Emerging Markets ETF	3.10%
7	iShares MSCI Saudi Arabia ETF	2.15%
8	China Construction Bank Corp. – Series H	1.20%
9	Ping An Insurance Group Co. of China, Ltd. – Series H	1.16%
10	LUKOIL PJSC – ADR	0.78%

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2010. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 10, 2019, the market capitalization of the companies in the Russell 2500TM Index ranged from $152.3 million to $12.2 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	-24.10%	-1.34%	6.23%	5.27%
Russell 2500TM Index	-22.47%	0.49%	7.73%	6.79%

(1)	Inception date is 6/29/01.

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -24.1%, underperforming the Russell 2500TM Index at -22.5%.

•

As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the value factor was a detractor as cheaper stocks significantly underperformed during the 12-month period.

•

The Fund saw positive contributions from the quality and momentum factors, as well as favorable sector weightings including an overweight allocation to technology and underweight exposure to energy and financials relative to the benchmark.

•	Fund results were also hurt by a tilt toward stocks with smaller market capitalizations and higher volatility relative to the benchmark.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	4.03%
2	DexCom, Inc.	0.57%
3	RingCentral, Inc. – Class A	0.51%
4	Domino’s Pizza, Inc.	0.34%
5	Amedisys, Inc.	0.32%
6	Leidos Holdings, Inc.	0.31%
7	DocuSign, Inc.	0.30%
8	Booz Allen Hamilton Holding Corp.	0.29%
9	Seattle Genetics, Inc.	0.29%
10	Pool Corp.	0.28%

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2010. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-USA INDEX – The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 developed markets countries excluding the U.S. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	-16.16%	-1.65%	0.61%	1.48%
Institutional Shares(2)	-15.69%	-0.89%	N/A	0.16%
MSCI World ex-USA Index	-14.42%	-0.25%	2.94%	4.37	%(3)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

During the period August 3, 2017 through September 5, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

(3)	The return shown for the MSCI World ex-USA Index is from the inception date of the Service Shares. The MSCI World ex-USA Index return from the inception date of the Institutional Shares is 1.37%.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -16.2%, underperforming the MSCI World ex-USA Index at -14.4%.

•

As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the value factor was a detractor as cheaper stocks significantly underperformed during the 12-month period.

•	The Fund saw positive contributions from the quality and momentum factors, as well as favorable sector weightings including underweight allocations to energy and financials relative to the benchmark.

•	Fund results were also hurt by a tilt toward stocks with smaller market capitalizations and higher volatility relative to the benchmark.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	2.99%
2	Nestle SA	2.35%
3	Roche Holdings AG	2.15%
4	Novartis AG	1.40%
5	LVMH Moet Hennessy Louis Vuitton SE	0.86%
6	GlaxoSmithKline PLC	0.82%
7	Novo Nordisk AS – Series B	0.77%
8	AstraZeneca PLC	0.73%
9	Nippon Telegraph & Telephone Corp.	0.71%
10	AIA Group, Ltd.	0.65%

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2010. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	7.16%	2.39%	3.05%	3.86%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	3.36%	3.88%	4.73%

(1)	Inception date is 6/29/01.

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned 7.2%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 8.9%.

•

Exposure to securitized credit sectors including non-agency residential mortgage-backed securities, consumer asset-backed securities, and commercial mortgage-backed securities was a headwind to Fund returns for the 12-month period.

•

Favorable positioning within corporate credit, including an overweight allocation to financials relative to the benchmark and security selection within the industrials sector proved beneficial to Fund returns for the 12-month period.

•

Positioning within U.S. Treasuries, including exposure to Treasury Inflation Protected Securities (“TIPS”) and a tactical underweight to duration in the second quarter of 2019, also weighed on the Fund’s returns for the 12-month period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures, options written and swap contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Government National Mortgage Association, Pool #TBA, 2.500%, 4/15/2050	4.71%
2	Federal National Mortgage Association, Pool #TBA, 2.500%, 5/15/2050	3.36%
3	U.S. Treasury Note, 2.375%, 8/15/2024	2.71%
4	Federal National Mortgage Association, Pool #TBA, 3.000%, 4/15/2027	2.47%
5	Federal National Mortgage Association, Pool #TBA, 3.500%, 4/15/2041	2.34%
6	U.S. Treasury Bond, 2.500%, 5/15/2046	2.20%
7	U.S. Treasury Bond, 3.750%, 11/15/2043	2.04%
8	U.S. Treasury Note, 2.625%, 2/15/2029	2.01%
9	U.S. Treasury Note, 2.875%, 5/31/2025	1.82%
10	Federal National Mortgage Association, Pool #BN5279, 4.000%, 2/1/2049	1.81%

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2010. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX – The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Tax-Exempt Fixed Income Fund
Service Shares	1.16%	1.90%	3.09%	3.26%
Bloomberg Barclays Municipal Bond Index	3.85%	3.19%	4.15%	4.57%

(1)	Inception date is 6/29/01.

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned 1.2%, underperforming the Bloomberg Barclays Municipal Bond Index at 3.9%.

•

An overweight position in BBB-rated bonds relative to the benchmark was a detractor from the Fund’s performance, due to weakness seen in the BBB-rated bonds sector and longer duration bonds within the corporate credit segment.

•

The Fund’s out-of-benchmark exposure to below investment grade bonds was also a detractor, as a sell off driven by the coronavirus pandemic and fund outflows led to weakness within municipal credit markets.

•

Security selection within Industry Development Revenue and Pollution Control Revenue bonds positively contributed to Fund returns during the 12-month period, along with an overweight in this sector relative to the benchmark.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	New York Environmental Facilities Corp., Series B, Prerefunded, Revenue Bond, 5.500%, 10/15/2027	2.86%
2	Wisconsin, Series 2, Unrefunded, GO, 5.000%, 05/01/2025	2.36%
3	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	2.33%
4	Charleston Educational Excellence Financing Corp., Refunding, Revenue Bond, 5.000%, 12/01/2025	2.01%
5	Virginia College Building Educational Facilities Authority, Revenue Bond, 5.750%, 01/01/2034	1.96%
6	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A1, Revenue Bond, 4.750%, 07/01/2053	1.70%
7	Illinois, GO, 5.000%, 01/01/2029	1.58%
8	M-S-R Energy Authority, Revenue Bond, 6.500%, 11/01/2039	1.56%
9	Mississippi Business Finance Corp., Series H, Revenue Bond, 0.650%, 11/01/2035	1.56%
10	Central Puget Sound Regional Transit Authority, Series P-1, Refunding, Revenue Bond, 5.000%, 02/01/2027	1.55%

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MULTIVERSE INDEX – The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market, and captures investment grade and high yield securities in all eligible currencies.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuideMark® Opportunistic Fixed Income Fund
Service Shares(3)	-3.89%	0.26%	1.19%
Institutional Shares(3)	-3.30%	1.03%	1.80%
Bloomberg Barclays Multiverse Index	3.47%	2.67%	2.10	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays Multiverse Index is from the inception date of the Service Shares. The Bloomberg Barclays Multiverse Index return from the inception date of the Institutional Shares is 1.73%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -3.9%, underperforming the Bloomberg Barclays Multiverse Index at 3.5%.

•

Maintaining an underweight to Treasury duration was a major detractor from the Fund’s returns for the 12-month period, as U.S. Treasury bonds rallied strongly in the first quarter of 2020 with the flight to safety.

•

Narrow spreads throughout most of the period and the backstop of the Federal Reserve expansive monetary policy in March prompting investment grade credit to rally after falling precipitously was a noticeable detractor from the Fund’s returns due to the Fund’s underweight positioning in the sector relative to the benchmark in favor of sovereign and securitized credit.

•	Duration exposure in select emerging market regions contributed to the Fund’s absolute returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Percentages expressed exclude derivative instruments, such as forward currency contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Note, 1.750%, 12/31/2024	8.65%
2	Indonesia Treasury Bond, 8.375%, 9/15/2026	2.98%
3	Mexican Bonos, 7.250%, 12/9/2021	2.12%
4	Mexican Bonos, 6.500%, 6/9/2022	1.96%
5	Federal National Mortgage Association, Pool #2014-95, 3.000%, 4/25/2041	1.92%
6	Mexican Bonos, 8.000%, 12/7/2023	1.82%
7	Government National Mortgage Association, Pool #2012-40, 4.000%, 1/20/2042	1.57%
8	Indonesia Treasury Bond, 8.250%, 7/15/2021	1.46%
9	Federal Home Loan Mortgage Corp., Series 4868, 4.000%, 3/15/2049	1.42%
10	Columbia TES, 7.750%, 9/18/2030	1.22%

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Growth Allocation Fund
Service Shares	-11.35%	1.41%	3.32%
Institutional Shares	-10.82%	2.01%	4.92%
S&P® Target Risk Aggressive Index	-8.31%	3.35%	5.83	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 6.36%.

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -11.4% underperforming the S&P® Target Risk Aggressive Index at -8.3%.

•

Exposure to small capitalization equity was the largest detractor from the Fund’s returns, as economic concerns dramatically increased in the first quarter of 2020 and investors moved to asset classes perceived to be safer.

•

Global REITs exposure detracted from the Fund’s returns as forced sales and liquidation in the underlying securities resulted in poor price discovery at the end of the period, particularly in malls, hotels and retail industries.

•	Small, country-specific exposure to Switzerland and China through investment in ETFs benefitted the Fund’s relative returns for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	16.55%
2	Vanguard FTSE Developed Markets ETF	11.20%
3	Schwab U.S. Large-Cap ETF	10.06%
4	American Funds EuroPacific Growth Fund – Class F3	7.50%
5	iShares Core MSCI Emerging Markets ETF	5.36%
6	American Funds – The Growth Fund of America – Class F3	5.02%
7	iShares Core S&P Small-Cap ETF	4.98%
8	American Funds – Fundamental Investors – Class F3	4.97%
9	AMCAP Fund – Class F3	4.97%
10	Schwab U.S. Large-Cap Growth ETF	4.96%

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Conservative Allocation Fund
Service Shares	-2.99%	0.86%	2.95%
Institutional Shares	-2.41%	1.48%	4.03%
S&P® Target Risk Conservative Index	1.24%	3.47%	4.23	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 4.07%.

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -3.0% underperforming the S&P® Target Risk Conservative Index at 1.2%.

•

Exposure to small capitalization equities detracted from the Fund’s performance, as economic concerns dramatically increased in the first quarter of 2020 and investors moved to asset classes perceived to be safer. Holdings in U.S. REITs also detracted from the Fund’s returns due to forced sales and liquidation in the underlying securities at the end of the period.

•

Exposure to high yield and emerging market bonds detracted from the Fund’s returns as credit spreads widened and investors sought the safety of U.S. Treasuries specifically during the first quarter of 2020.

•	Exposure to long-term bonds, particularly U.S. Treasuries, lifted the Fund’s returns in the flight to safety during the first quarter of 2020.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Mortgage-Backed Securities ETF	7.64%
2	iShares Core Growth Allocation ETF	6.49%
3	American Funds – Capital Income Builder – Class F3	6.23%
4	American Funds – The Income Fund of America – Class F3	6.17%
5	Vanguard S&P 500 ETF	5.45%
6	iShares Core Aggressive Allocation ETF	5.05%
7	American Funds – Mutual Fund – Class F3	4.91%
8	Vanguard High Dividend Yield ETF	4.75%
9	Vanguard FTSE Developed Markets ETF	4.16%
10	SPDR Bloomberg Barclays High Yield Bond ETF	4.12%

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Tactical Allocation Fund
Service Shares	-4.83%	2.20%	2.90%
Institutional Shares	-4.27%	2.80%	4.33%
S&P 500® Daily Risk Control 10% Index	1.85%	7.15%	7.26	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 8.65%.

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -4.8% underperforming the S&P® 500 Daily Risk Control 10% Index at 1.9%.

•

Larger relative equity exposure compared to the Fund’s benchmark during the bear market fall in the first quarter of 2020 was the largest detractor from the Fund’s returns. The reduction in the Fund’s equity exposure lagged the benchmark in response to the sharp and sudden downturn in equity markets, dampening the Fund’s relative returns.

•

Positioning in intermediate and long-term U.S. Treasuries benefited the Fund’s relative returns as the Federal Reserve lowered interest rates and investors sought safety toward the end of the 12-month period.

•

Within equities, exposure to the technology sector benefitted the Fund’s relative returns, as mega-cap, cash rich technology companies were able to weather the market downturn in the first quarter of 2020 while also benefiting from greater use of technology in response to Shelter in Place orders.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	23.05%
2	Goldman Sachs Access Treasury 0-1 Year ETF	19.94%
3	FactSet Research Systems, Inc.	1.29%
4	Bristol-Myers Squibb Co.	1.28%
5	Clorox Co.	1.11%
6	Zoetis, Inc.	1.07%
7	Scotts Miracle Grow Co.	0.92%
8	MarketAxess Holdings, Inc.	0.83%
9	Hershey Co.	0.81%
10	RenaissanceRe Holdings Ltd.	0.79%

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Absolute Return Allocation Fund
Service Shares	-1.11%	2.33%	2.05%
Institutional Shares	-0.53%	2.96%	2.71%
FTSE 3-Month Treasury Bill Index	2.04%	1.12%	0.65	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the FTSE 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The FTSE 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.76%.

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -1.1% underperforming the FTSE 3-Month Treasury Bill Index at 2.0%.

•	Exposure to global equities dampened the Fund’s returns as economic concerns dramatically increased in the first quarter of 2020 and equity markets faced a sharp and sudden downturn.

•

Exposure to high yield bonds, floating rate loans and emerging markets bonds detracted from the Fund’s performance specifically during the first quarter or 2020, as credit spreads widened and investors sought the safety of U.S. Treasuries.

•	Positioning in U.S. Treasuries lifted the Fund’s relative returns in light of the investor flight to safety during the first quarter of 2020.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Mortgage-Backed Securities ETF	19.94%
2	DoubleLine Total Return Bond Fund – Institutional Shares	10.08%
3	BlackRock Low Duration Bond Portfolio – Institutional Shares	9.51%
4	DoubleLine Low Duration Bond Fund – Institutional Shares	9.22%
5	ProShares Investment Grade-Interest Rate Hedged ETF	7.61%
6	Schwab Short-Term U.S. Treasury ETF	7.27%
7	iShares iBoxx $ Investment Grade Corporate Bond ETF	7.25%
8	Vanguard Emerging Markets Government Bond ETF	5.42%
9	Vanguard Intermediate-Term Corporate Bond ETF	5.26%
10	DoubleLine Flexible Income Fund – Institutional Shares	4.71%

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund
Service Shares	-12.53%	0.01%	2.10%
Morningstar Multi-Asset High Income Index	-14.35%	0.03%	1.64%

(1)	Inception date is 8/31/12.

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned -12.5% outperforming the Morningstar Multi-Asset High Income Index at -14.4%.

•

Positioning in intermediate and long-term U.S. Treasuries benefited the Fund’s relative returns as the Federal Reserve lowered interest rates and investors sought safety toward the end of the 12-month period.

•

Exposure to small capitalization equities detracted from Fund returns, as economic concerns dramatically increased in the first quarter of 2020 and investors moved to asset classes perceived to be safer.

•

Global REITs exposure detracted from the Fund’s returns as forced sales and liquidation in the underlying securities resulted in poor price discovery at the end of the period, particularly in malls, hotels and retail industries.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares 0-5 Year High Yield Corporate Bond ETF	6.14%
2	T. Rowe Price Institutional Floating Rate Fund	6.09%
3	iShares Emerging Markets Dividend ETF	5.88%
4	SPDR S&P International Dividend ETF	5.74%
5	Loomis Sayles Global Allocation Fund – Y Shares	4.94%
6	WisdomTree U.S. LargeCap Dividend Fund	4.52%
7	iShares Select Dividend ETF	4.51%
8	iShares International Select Dividend ETF	4.35%
9	Schwab U.S. Dividend Equity ETF	4.18%
10	Vanguard High Dividend Yield ETF	4.18%

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)
GuidePath® Flexible Income Allocation Fund
Service Shares	2.76%	2.01%	1.64%
Institutional Shares	3.38%	2.77%	2.33%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	3.36%	2.97	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 3.04%.

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned 2.8% underperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 8.9%.

•

Positions in high yield bonds in late February through early March were the main detractors from the Fund’s performance, as credit spreads widened and investors sought out the safety of U.S. Treasuries during the 12-month period.

•

Exposure to long-term and intermediate-term U.S. Treasuries during the third quarter of 2019 was additive to the Fund’s returns as the Federal Reserve lowered interest rates during the 12-month period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Bloomberg Barclays High Yield Bond ETF	24.12%
2	iShares iBoxx high Yield Corporate Bond ETF	23.38%
3	iShares Broad USD High Yield Corporate Bond ETF	14.80%
4	iShares 0-5 Year High Yield Corporate Bond ETF	12.41%
5	X-Trackers USD High Yield Corporate Bond ETF	10.08%
6	BlackRock High Yield Portfolio – Institutional Shares	9.79%
7	Vanguard High-Yield Corporate Fund – Admiral Shares	4.81%

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Managed Futures Strategy Fund
Service Shares	14.03%	-2.00%
Institutional Shares	14.70%	-1.41%
FTSE 3-Month Treasury Bill Index	2.04%	1.33%
SG Trend Index	8.75%	-1.58%

(1)	Inception date is 1/19/16 for Service Shares and Institutional Shares.

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund’s Service Shares returned 14.0%, outperforming the SG Trend Index at 8.8%.

•

Long positions in bonds, specifically longer-term U.S. Treasuries, were a significant driver of the Fund’s returns as investors fled to the safety of Treasuries causing interest rates to decline to historic lows in light of the uncertainty caused by the coronavirus pandemic.

•

With the turn in equity trends in the first quarter of 2020, equity exposure shifted from long to net short by the end of the first quarter of 2020, which helped to limit the Fund’s losses relative to the benchmark.

•	Positions in grain commodities including corn were a headwind to Fund returns during the period, due to trade tensions causing grain prices to swing up and down significantly.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Percentages expressed exclude derivative instruments, such as forward currency contracts and futures contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of March 31, 2020.

GuidePath® Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. 1-3 YEAR TREASURY BOND INDEX – The Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Conservative Income Fund
Shares	0.85%	1.14%
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	5.41%	4.33%

(1)	Inception date for the Fund is 4/30/18.

GuidePath® Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund returned 0.9% trailing the Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index at 5.4%.

•	Exposure to corporate credit in the first quarter of 2020, both investment grade and high yield, detracted from the Fund’s returns for the 12-month period.

•	A target allocation of 50% to cash equivalents dampened the Fund’s returns, as the Federal Reserve reversed course from tightening to easing monetary policy, and bond yields across the curve fell.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Schwab Short-Term U.S. Treasury ETF	52.61%

GuidePath® Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Income Fund
Shares	2.34%	1.73%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	7.40%

(1)	Inception date for the Fund is 4/30/18.

GuidePath® Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2020, the Fund returned 2.3% trailing the Bloomberg Barclays U.S. Aggregate Bond Index at 8.9%.

•	Exposure to corporate credit in the first quarter of 2020, both investment grade and high yield, detracted from the Fund’s returns for the 12-month period.

•	While the Fund’s relative returns were impeded by its credit exposure, the Fund still garnered a positive return, benefitting from the tailwind of falling interest rates throughout the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares Core U.S. Aggregate Bond ETF	50.76%
2	Schwab Intermediate-Term U.S. Treasury ETF	46.85%

GuidePath® Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI USA HIGH DIVIDEND YIELD INDEX – The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Growth and Income Fund
Shares	-9.45%	-4.98%
MSCI USA High Dividend Yield Index	-12.86%	-1.76%

(1)	Inception date for the Fund is 4/30/18.

GuidePath® Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 30, 2020, the Fund returned -9.5% outperforming the MSCI USA High Dividend Yield Index at -12.9%.

•

The Fund’s volatility targeting component materially aided the Fund’s relative returns, generating 125% equity exposure in the strong up market in the fourth quarter of 2019 and reducing exposure to 75% in the tumultuous down market of the first quarter of 2020.

•

While the highest dividend paying equities faced significant headwinds in the market downturn of the first quarter of 2020, the slight overweight to larger capitalization issuers relative to the benchmark within the Fund’s stock component was additive to returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures contracts and options written.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Schwab U.S. Large-Cap ETF	32.28%
2	Verizon Communications, Inc.	1.22%
3	Intel Corp.	1.19%
4	The Procter & Gamble Co.	1.11%
5	Merck & Co., Inc.	1.10%
6	Pfizer, Inc.	1.10%
7	PepsiCo, Inc.	1.10%
8	NextEra Energy, Inc.	1.09%
9	Johnson & Johnson	1.09%
10	Cisco Systems, Inc.	1.01%

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

March 31, 2020

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2019 to March 31, 2020.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Fund		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio[1] based on the period October 1, 2019 – March 31, 2020	Expenses Paid During Period[2] October 1, 2019 – March 31, 2020
INSTITUTIONAL SHARES
GuideMark® Large Cap	Actual	$1,000.00	$854.40	0.58%	$2.69
Core Fund	Hypothetical[3]	$1,000.00	$1,022.10	0.58%	$2.93
GuideMark® Emerging	Actual	$1,000.00	$831.00	1.07%	$4.90
Markets Fund	Hypothetical[3]	$1,000.00	$1,019.65	1.07%	$5.40
GuideMark® World	Actual	$1,000.00	$828.70	0.80%	$3.66
ex-US Fund	Hypothetical[3]	$1,000.00	$1,021.00	0.80%	$4.04
GuideMark® Opportunistic	Actual	$1,000.00	$965.70	0.95%	$4.67
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,020.25	0.95%	$4.80
GuidePath® Growth	Actual	$1,000.00	$869.40	0.36%	$1.68
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.20	0.36%	$1.82
GuidePath® Conservative	Actual	$1,000.00	$930.50	0.17%	$0.82
Allocation Fund	Hypothetical[3]	$1,000.00	$1,024.15	0.17%	$0.86
GuidePath® Tactical	Actual	$1,000.00	$929.10	0.51%	$2.46
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.45	0.51%	$2.58
GuidePath® Absolute Return	Actual	$1,000.00	$965.20	0.25%	$1.23
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.75	0.25%	$1.26
GuidePath® Flexible Income	Actual	$1,000.00	$1,012.60	0.22%	$1.11
Allocation Fund	Hypothetical[3]	$1,000.00	$1,023.90	0.22%	$1.11
GuidePath® Managed Futures	Actual	$1,000.00	$1,035.60	1.31%	$6.67
Strategy Fund	Hypothetical[3]	$1,000.00	$1,018.45	1.31%	$6.61
[1]	The expense ratio excludes securities lending credits, if applicable.

[2]

Expenses (net of waiver, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2020

Fund		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio based on the period October 1, 2019 – March 31, 2020		Expenses Paid During Period[1] October 1, 2019 – March 31, 2020
SINGLE CLASS SHARES
GuidePath® Conservative	Actual	$1,000.00	$995.60	0.72%		$3.59
Income Fund	Hypothetical[2]	$1,000.00	$1,021.40	0.72%		$3.64
GuidePath® Income	Actual	$1,000.00	$976.60	0.84%		$4.15
Fund	Hypothetical[2]	$1,000.00	$1,020.80	0.84%		$4.24
GuidePath® Growth and	Actual	$1,000.00	$887.00	0.84%	[3]	$3.96
Income Fund	Hypothetical[2]	$1,000.00	$1,020.80	0.84%	[3]	$4.24
[1]

Expenses are (net of waiver, if applicable) equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[2]	5% annualized return before expenses.

[3]	The expense ratio excludes securities lending credits, if applicable.

Fund		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio[1] based on the period October 1, 2019 – March 31, 2020	Expenses Paid During Period[2] October 1, 2019 – March 31, 2020
SERVICE SHARES
GuideMark® Large Cap	Actual	$1,000.00	$851.90	1.17%	$5.42
Core Fund	Hypothetical[3]	$1,000.00	$1,019.15	1.17%	$5.91
GuideMark® Emerging	Actual	$1,000.00	$828.50	1.67%	$7.63
Markets Fund	Hypothetical[3]	$1,000.00	$1,016.65	1.67%	$8.42
GuideMark® Small/Mid Cap	Actual	$1,000.00	$759.70	1.51%	$6.64
Core Fund	Hypothetical[3]	$1,000.00	$1,017.45	1.51%	$7.62
GuideMark® World	Actual	$1,000.00	$826.40	1.35%	$6.16
ex-US Fund	Hypothetical[3]	$1,000.00	$1,018.25	1.35%	$6.81
GuideMark® Core	Actual	$1,000.00	$1,020.30	1.19%	$6.01
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,019.05	1.19%	$6.01
GuideMark® Tax-Exempt	Actual	$1,000.00	$974.40	1.29%	$6.37
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.55	1.29%	$6.51
GuideMark® Opportunistic	Actual	$1,000.00	$962.70	1.55%	$7.61
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,017.25	1.55%	$7.82
GuidePath® Growth	Actual	$1,000.00	$866.90	0.96%	$4.48
Allocation Fund	Hypothetical[3]	$1,000.00	$1,020.20	0.96%	$4.85
GuidePath® Conservative	Actual	$1,000.00	$927.80	0.77%	$3.71
Allocation Fund	Hypothetical[3]	$1,000.00	$1,021.15	0.77%	$3.89
GuidePath® Tactical	Actual	$1,000.00	$926.40	1.10%	$5.30
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.50	1.10%	$5.55
GuidePath® Absolute Return	Actual	$1,000.00	$962.30	0.85%	$4.17
Allocation Fund	Hypothetical[3]	$1,000.00	$1,020.75	0.85%	$4.29
GuidePath® Multi-Asset Income	Actual	$1,000.00	$843.80	1.09%	$5.02
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.55	1.09%	$5.50
GuidePath® Flexible Income	Actual	$1,000.00	$1,009.70	0.82%	$4.12
Allocation Fund	Hypothetical[3]	$1,000.00	$1,020.90	0.82%	$4.14
GuidePath® Managed Futures	Actual	$1,000.00	$1,032.60	1.91%	$9.71
Strategy Fund	Hypothetical[3]	$1,000.00	$1,015.45	1.91%	$9.62
[1]	The expense ratio excludes securities lending credits, if applicable.

[2]

Expenses are (net of waiver, if applicable) equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	COMMON STOCKS - 90.63%
	Aerospace & Defense - 1.20%
12,372	Arconic, Inc. (d)	$198,694
824	Curtiss-Wright Corp.	76,146
2,081	HEICO Corp.	155,263
5,590	HEICO Corp. - Class A	357,201
1,904	L3Harris Technologies, Inc.	342,948
1,765	Lockheed Martin Corp.	598,247
1,111	Northrop Grumman Corp.	336,133
2,000	Raytheon Co.	262,300
22,443	Spirit AeroSystems Holdings, Inc. - Class A	537,061
655	Teledyne Technologies, Inc. (a)	194,712
12,562	Textron, Inc.	335,029
799	TransDigm Group, Inc. (b)	255,832
2,958	United Technologies Corp.	279,028

		3,928,594

	Air Freight & Logistics - 0.14%
5,047	C.H. Robinson Worldwide, Inc.	334,111
2,572	XPO Logistics, Inc. (a)	125,385

		459,496

	Airlines - 0.40%
11,642	Alaska Air Group, Inc.	331,448
3,659	Delta Air Lines, Inc.	104,391
34,497	JetBlue Airways Corp. (a)	308,748
1,663	Southwest Airlines Co.	59,219
15,623	United Airlines Holdings, Inc. (a)(b)	492,906

		1,296,712

	Auto Components - 0.13%
4,092	Gentex Corp.	90,679
41,625	Goodyear Tire & Rubber Co.	242,257
711	WABCO Holdings, Inc. (a)	96,021

		428,957

	Automobiles - 0.21%
62,037	Ford Motor Co. (b)	299,639
736	Tesla, Inc. (a)(b)	385,664

		685,303

	Banks - 2.13%
53,991	Bank of America Corp.	1,146,229
17,001	CIT Group, Inc.	293,437
19,759	Citigroup, Inc.	832,249
9,249	Citizens Financial Group, Inc.	173,974
2,378	Comerica, Inc.	69,771
11,772	Fifth Third Bancorp	174,814
35,796	JPMorgan Chase & Co.	3,222,714
7,361	Popular, Inc.	257,635
12,499	Regions Financial Corp. (b)	112,116
6,775	Texas Capital Bancshares, Inc. (a)	150,202
668	The PNC Financial Services Group, Inc.	63,941
1,771	U.S. Bancorp	61,011
14,082	Wells Fargo & Co.	404,153

		6,962,246

	Beverages - 1.60%
2,857	Brown-Forman Corp. - Class A	146,793
6,762	Brown-Forman Corp. - Class B	375,358
9,203	Keurig Dr. Pepper, Inc. (b)	223,357
15,904	Molson Coors Brewing Co. - Class B (b)	620,415
5,936	Monster Beverage Corp. (a)	333,959

Number of Shares		Value
	Beverages (Continued)
17,609	PepsiCo, Inc.	$2,114,841
32,303	The Coca-Cola Co.	1,429,408

		5,244,131

	Biotechnology - 1.67%
3,926	Alexion Pharmaceuticals, Inc. (a)	352,516
6,758	Alkermes PLC (a)	97,450
5,505	Amgen, Inc.	1,116,029
3,438	Biogen, Inc. (a)	1,087,714
23,154	Exelixis, Inc. (a)	398,712
11,201	Gilead Sciences, Inc.	837,387
5,825	Incyte Corp. (a)	426,565
442	Regeneron Pharmaceuticals, Inc. (a)	215,824
2,122	Seattle Genetics, Inc. (a)	244,836
736	United Therapeutics Corp. (a)	69,791
2,603	Vertex Pharmaceuticals, Inc. (a)	619,384

		5,466,208

	Building Products - 0.60%
2,381	A. O. Smith Corp.	90,026
3,942	Allegion PLC (b)	362,743
2,312	Armstrong World Industries, Inc.	183,619
2,102	Fortune Brands Home & Security, Inc.	90,911
2,985	Johnson Controls International PLC	80,476
1,668	Lennox International, Inc. (b)	303,226
7,582	Masco Corp.	262,110
10,776	Owens Corning, Inc.	418,216
2,092	Trane Technologies PLC	172,778

		1,964,105

	Capital Markets - 2.10%
2,359	Ameriprise Financial, Inc.	241,750
1,922	Cboe Global Markets, Inc.	171,538
2,066	CME Group, Inc.	357,232
6,614	Eaton Vance Corp.	213,301
4,359	Evercore, Inc. - Class A	200,776
2,192	FactSet Research Systems, Inc.	571,411
3,013	Intercontinental Exchange, Inc.	243,300
9,904	Invesco Ltd.	89,928
11,714	Lazard, Ltd. - Class A	275,982
3,252	Legg Mason, Inc.	158,860
5,784	LPL Financial Holdings, Inc.	314,823
1,373	MarketAxess Holdings, Inc.	456,619
4,217	Moody’s Corp.	891,896
8,753	Morgan Stanley	297,602
1,419	Morningstar, Inc.	164,959
1,200	MSCI, Inc.	346,752
4,783	S&P Global, Inc.	1,172,074
4,106	SEI Investments Co.	190,272
2,656	T. Rowe Price Group, Inc.	259,358
2,823	TD Ameritrade Holding Corp.	97,845
4,367	The Charles Schwab Corp. (b)	146,819

		6,863,097

	Chemicals - 0.68%
1,632	Air Products & Chemicals, Inc.	325,764
2,074	Eastman Chemical Co.	96,607
1,932	Ecolab, Inc.	301,064
15,922	Huntsman Corp.	229,754
3,321	Linde PLC (b)	574,533
7,422	Olin Corp. (b)	86,615

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
1,175	PPG Industries, Inc.	$98,230
3,409	RPM International, Inc.	202,835
2,010	The Scotts Miracle-Gro Co. - Class A	205,824
9,304	Valvoline, Inc.	121,789

		2,243,015

	Commercial Services & Supplies - 0.71%
95,892	ADT, Inc. (b)	414,253
735	Avery Dennison Corp. (b)	74,874
2,336	Cintas Corp.	404,642
4,760	Copart, Inc. (a)	326,155
2,661	IAA, Inc. (a)	79,724
4,719	KAR Auction Services, Inc.	56,628
3,112	Republic Services, Inc.	233,587
7,979	Rollins, Inc.	288,361
1,567	Stericycle, Inc. (a)(b)	76,125
4,060	Waste Management, Inc.	375,794

		2,330,143

	Communications Equipment - 1.30%
1,159	Arista Networks, Inc. (a)(b)	234,756
3,063	Ciena Corp. (a)	121,938
29,904	Cisco Systems, Inc.	1,175,526
66,493	CommScope Holding Co., Inc. (a)	605,751
2,423	EchoStar Corp. - Class A (a)	77,463
2,681	F5 Networks, Inc. (a)	285,875
3,184	Juniper Networks, Inc.	60,942
2,542	Motorola Solutions, Inc.	337,883
944	Palo Alto Networks, Inc. (a)	154,778
9,819	Qualcomm, Inc. (a)(b)	664,256
3,785	Ubiquiti, Inc. (b)	535,880

		4,255,048

	Construction & Engineering - 0.38%
30,544	AECOM (a)	911,738
1,810	Jacobs Engineering Group, Inc.	143,479
990	Martin Marietta Materials, Inc.	187,338

		1,242,555

	Construction Materials - 0.03%
910	Vulcan Materials Co.	98,344

	Consumer Finance - 0.84%
21,372	Ally Financial, Inc.	308,398
4,986	American Express Co. (b)	426,851
7,769	Capital One Financial Corp.	391,713
524	Credit Acceptance Corp. (a)(b)	133,982
2,265	Discover Financial Services	80,793
74,259	Navient Corp.	562,883
16,484	OneMain Holdings, Inc.	315,174
20,067	Santander Consumer USA Holdings, Inc.	279,132
15,575	Synchrony Financial	250,602

		2,749,528

	Containers & Packaging - 0.33%
604	AptarGroup, Inc.	60,122
9,264	Ardagh Group SA	109,871
3,382	Ball Corp.	218,680
4,339	Crown Holdings, Inc. (a)	251,835
3,206	International Paper Co.	99,803
12,407	WestRock Co.	350,622

		1,090,933

Number of Shares		Value
	Distributors - 0.20%
2,757	Genuine Parts Co.	$185,629
23,538	LKQ Corp. (a)	482,764

		668,393

	Diversified Consumer Services - 0.23%
2,591	Bright Horizons Family Solutions, Inc. (a)	264,282
6,511	frontdoor, Inc. (a)	226,453
11,030	H&R Block, Inc. (b)	155,302
2,770	Service Corp. International	108,335

		754,372

	Diversified Financial Services - 0.14%
20,407	Jefferies Financial Group, Inc. (b)	278,964
4,213	Voya Financial, Inc.	170,837

		449,801

	Diversified Telecommunication Services - 1.39%
65,655	AT&T, Inc.	1,913,843
71,403	CenturyLink, Inc.	675,472
36,401	Verizon Communications, Inc.	1,955,826

		4,545,141

	Electric Utilities - 1.61%
5,116	American Electric Power Co., Inc.	409,178
4,834	Duke Energy Corp. (b)	390,974
2,500	Edison International	136,975
3,225	Entergy Corp.	303,053
4,459	Evergy, Inc.	245,468
4,704	Eversource Energy (b)	367,900
8,917	Exelon Corp. (b)	328,235
8,672	FirstEnergy Corp.	347,487
5,118	Hawaiian Electric Industries, Inc.	220,330
4,196	NextEra Energy, Inc.	1,009,642
3,086	OGE Energy Corp.	94,833
25,639	PG&E Corp. (a)	230,495
1,712	Pinnacle West Capital Corp.	129,752
4,855	PPL Corp.	119,821
10,936	The Southern Co. (b)	592,075
5,908	Xcel Energy, Inc.	356,252

		5,282,470

	Electrical Equipment - 0.53%
2,944	Acuity Brands, Inc.	252,183
849	Agilent Technologies, Inc.	60,805
1,760	Eaton Corp. PLC	136,734
3,422	Emerson Electric Co.	163,058
34,604	GrafTech International, Ltd. (b)	280,985
9,165	nVent Electric PLC	154,614
4,694	Regal Beloit Corp.	295,487
2,152	Rockwell Automation, Inc. (b)	324,758
203	Roper Industries, Inc.	63,298

		1,731,922

	Electronic Equipment, Instruments & Components - 0.79%
14,716	Arrow Electronics, Inc. (a)	763,319
23,941	Avnet, Inc.	600,919
2,970	CDW Corp.	277,012
1,271	Cognex Corp.	53,662
2,181	Dolby Laboratories, Inc. - Class A	118,232
2,627	Keysight Technologies, Inc. (a)	219,827
10,520	National Instruments Corp.	348,002
1,179	Zebra Technologies Corp. - Class A (a)	216,464

		2,597,437

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Energy Equipment & Services - 0.17%
25,411	Apergy Corp. (a)(b)	$146,113
182,238	Patterson-UTI Energy, Inc.	428,260

		574,373

	Entertainment - 1.17%
2,443	Activision Blizzard, Inc.	145,310
1,746	Electronic Arts, Inc. (a)	174,897
173,933	Lions Gate Entertainment Corp. - Class A (a)(b)	1,057,513
187,887	Lions Gate Entertainment Corp. - Class B (a)	1,048,409
2,409	Live Nation Entertainment, Inc. (a)(b)	109,513
1,097	Netflix, Inc. (a)	411,923
9,063	The Walt Disney Co.	875,486

		3,823,051

	Food & Staples Retailing - 2.92%
3,519	Casey’s General Stores, Inc.	466,232
6,136	Costco Wholesale Corp.	1,749,558
19,918	CVS Health Corp.	1,181,735
19,293	Kroger Co.	581,105
36,959	Sprouts Farmers Market, Inc. (a)(b)	687,068
11,517	SYSCO Corp.	525,521
81,791	US Foods Holding Corp. (a)	1,448,518
12,621	Walgreens Boots Alliance, Inc. (b)	577,411
20,597	Walmart, Inc.	2,340,231

		9,557,379

	Food Products - 1.71%
3,485	Campbell Soup Co.	160,868
7,024	ConAgra Brands, Inc.	206,084
17,075	Flowers Foods, Inc.	350,379
9,147	General Mills, Inc.	482,687
4,833	Ingredion, Inc.	364,891
4,456	Lamb Weston Holdings, Inc. (b)	254,438
1,183	McCormick & Co, Inc. - Non Voting	167,051
10,022	Mondelez International, Inc. - Class A	501,902
29,232	Pilgrim’s Pride Corp. (a)	529,684
5,265	Post Holdings, Inc. (a)	436,837
2,388	The Hain Celestial Group, Inc. (a)	62,016
4,524	The Hershey Co.	599,430
2,495	The J.M. Smucker Co.	276,945
4,955	The Kraft Heinz Co. (b)	122,587
14,388	TreeHouse Foods, Inc. (a)	635,230
7,739	Tyson Foods, Inc. - Class A	447,856

		5,598,885

	Gas Utilities - 0.25%
2,160	Atmos Energy Corp.	214,337
12,769	EQT Corp.	90,277
3,262	National Fuel Gas Co.	121,640
14,726	UGI Corp.	392,742

		818,996

	Health Care Equipment & Supplies - 2.15%
2,253	ABIOMED, Inc. (a)	327,045
2,505	Align Technology, Inc. (a)	435,745
2,719	Baxter International, Inc.	220,756
3,401	Boston Scientific Corp. (a)	110,975
3,603	Danaher Corp.	498,691
2,197	DexCom, Inc. (a)	591,586
2,475	Edwards Lifesciences Corp. (a)	466,834
623	Hill-Rom Holdings, Inc.	62,674

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
4,492	Hologic, Inc. (a)	$157,669
318	ICU Medical, Inc. (a)	64,163
3,271	IDEXX Laboratories, Inc. (a)	792,367
1,647	Insulet Corp. (a)	272,875
320	Intuitive Surgical, Inc. (a)	158,467
1,776	Masimo Corp. (a)	314,565
8,366	Medtronic PLC	754,446
2,016	Penumbra, Inc. (a)(b)	325,241
2,537	ResMed, Inc.	373,675
1,338	STERIS PLC	187,280
3,419	Stryker Corp.	569,229
239	Teleflex, Inc. (b)	69,994
313	The Cooper Cos., Inc.	86,285
1,009	Varian Medical Systems, Inc. (a)	103,584
631	West Pharmaceutical Services, Inc.	96,070

		7,040,216

	Health Care Providers & Services - 3.21%
1,953	AmerisourceBergen Corp.	172,841
3,168	Anthem, Inc.	719,263
6,915	Cardinal Health, Inc.	331,505
4,224	Centene Corp. (a)	250,948
7,473	Cerner Corp. (b)	470,724
1,337	Chemed Corp.	579,188
5,917	Cigna Corp.	1,048,374
7,045	DaVita, Inc. (a)	535,843
1,808	HCA Healthcare, Inc.	162,449
3,156	Henry Schein, Inc. (a)	159,441
2,316	Humana, Inc.	727,270
2,052	Laboratory Corp. of America Holdings (a)	259,352
4,568	McKesson Corp.	617,868
102,110	MEDNAX, Inc. (a)	1,188,560
1,670	Molina Healthcare, Inc. (a)	233,316
11,230	UnitedHealth Group, Inc.	2,800,537
2,633	Universal Health Services, Inc. - Class B	260,878

		10,518,357

	Health Care Technology - 0.05%
972	Veeva Systems, Inc. - Class A (a)	151,992

	Hotels, Restaurants & Leisure - 1.73%
11,299	Aramark	225,641
445	Chipotle Mexican Grill, Inc. (a)	291,208
2,240	Choice Hotels International, Inc. (b)	137,200
2,413	Darden Restaurants, Inc.	131,412
1,726	Domino’s Pizza, Inc.	559,345
1,870	Dunkin’ Brands Group, Inc.	99,297
1,031	Hilton Worldwide Holdings, Inc.	70,355
166,619	International Game Technology Plc (b)	991,383
5,633	McDonald’s Corp.	931,416
41,115	MGM Resorts International	485,157
24,660	Norwegian Cruise Line Holdings, Ltd. (a)	270,274
2,791	Planet Fitness, Inc. - Class A (a)	135,922
8,181	Starbucks Corp. (b)	537,819
8,220	The Wendy’s Co.	122,314
3,297	Wyndham Destinations, Inc.	71,545
9,072	Yum! Brands, Inc.	621,704

		5,681,992

	Household Durables - 0.68%
5,112	DR Horton, Inc.	173,808
1,261	Garmin Ltd.	94,525

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Household Durables (Continued)
7,612	Lennar Corp. - Class A	$290,778
7,934	Lennar Corp. - Class B	229,451
1,405	Mohawk Industries, Inc. (a)	107,117
105	NVR, Inc. (a)	269,757
14,170	PulteGroup, Inc.	316,274
3,701	Roku, Inc. (a)(b)	323,764
3,589	Tempur Sealy International, Inc. (a)	156,875
13,540	Toll Brothers, Inc.	260,645

		2,222,994

	Household Products - 1.65%
4,244	Church & Dwight, Inc. (b)	272,380
2,363	Clorox Co.	409,390
12,247	Colgate-Palmolive Co.	812,711
5,589	Kimberly-Clark Corp.	714,665
29,082	The Procter & Gamble Co.	3,199,020

		5,408,166

	Independent Power and Renewable Electricity Producers - 0.62%
15,849	AES Corp.	215,547
20,236	NRG Energy, Inc.	551,633
78,296	Vistra Energy Corp.	1,249,604

		2,016,784

	Industrial Conglomerates - 0.25%
2,787	3M Co.	380,453
473	Carlisle Companies, Inc.	59,257
16,589	General Electric Co.	131,717
1,825	Honeywell International, Inc.	244,167

		815,594

	Insurance - 3.24%
3,090	American National Insurance Co.	254,554
5,074	Aon PLC	837,413
8,502	Arch Capital Group, Ltd. (a)	241,967
2,582	Arthur J. Gallagher & Co.	210,459
2,092	Assurant, Inc.	217,756
12,886	Athene Holding, Ltd. - Class A (a)	319,831
20,574	Berkshire Hathaway, Inc. - Class B (a)	3,761,544
7,024	Brown & Brown, Inc.	254,409
2,055	Chubb, Ltd.	229,523
2,805	Cincinnati Financial Corp.	211,637
918	Erie Indemnity Co. - Class A	136,084
8,557	Fidelity National Financial, Inc.	212,898
5,187	First American Financial Corp.	219,981
3,585	Hartford Financial Services Group, Inc.	126,335
7,335	Lincoln National Corp.	193,057
3,475	Marsh & McLennan Cos., Inc.	300,449
13,584	MetLife, Inc.	415,263
6,235	Old Republic International Corp.	95,084
3,650	Principal Financial Group, Inc.	114,391
5,611	Prudential Financial, Inc.	292,558
2,267	Reinsurance Group of America, Inc.	190,745
1,549	RenaissanceRe Holdings, Ltd.	231,297
2,061	The Allstate Corp.	189,056
905	The Hanover Insurance Group, Inc.	81,975
4,986	The Progressive Corp. (b)	368,166
18,211	Unum Group	273,347
4,716	W.R. Berkley Corp.	246,034
205	White Mountains Insurance Group, Ltd. - ADR	186,550

Number of Shares		Value
	Insurance (Continued)
1,086	Willis Towers Watson PLC (d)	$184,457

		10,596,820

	Interactive Media & Services - 4.24%
3,359	Alphabet, Inc. - Class A (a)	3,902,990
3,339	Alphabet, Inc. - Class C (a)	3,882,623
30,051	Facebook, Inc. - Class A (a)	5,012,507
2,984	IAC InterActive Corp. (a)	534,822
5,804	Match Group, Inc. (a)(b)	383,296
10,285	TripAdvisor, Inc.	178,856

		13,895,094

	Internet & Direct Marketing Retail - 3.76%
4,986	Amazon.com, Inc. (a)	9,721,304
419	Booking Holdings, Inc. (a)	563,689
10,036	eBay, Inc. (b)	301,682
4,795	Etsy, Inc. (a)	184,320
2,144	Expedia Group, Inc.	120,643
178,286	Qurate Retail, Inc. - Series A (a)	1,088,436
6,165	Wayfair, Inc. - Class A (a)(b)	329,457

		12,309,531

	IT Services - 5.55%
9,809	Accenture PLC - Class A	1,601,417
2,291	Akamai Technologies, Inc. (a)	209,604
39,007	Alliance Data Systems Corp.	1,312,586
2,867	Amdocs Ltd.	157,599
649	Automatic Data Processing, Inc.	88,705
4,085	Black Knight, Inc. (a)	237,175
4,386	Booz Allen Hamilton Holding Corp.	301,055
1,036	Broadridge Financial Solutions, Inc.	98,244
3,214	CACI International, Inc. - Class A (a)	678,636
9,910	Cognizant Technology Solutions Corp. - Class A	460,518
6,780	CoreLogic, Inc.	207,061
110,512	DXC Technology Co.	1,442,182
823	EPAM Systems, Inc. (a)	152,798
1,846	Euronet Worldwide, Inc. (a)	158,239
5,441	Fidelity National Information Services, Inc.	661,843
6,357	Fiserv, Inc. (a)	603,851
556	FleetCor Technologies, Inc. (a)	103,716
1,040	Gartner, Inc. (a)	103,553
8,668	Genpact, Ltd.	253,106
3,708	Global Payments, Inc.	534,805
3,004	GoDaddy, Inc. - Class A (a)	171,558
5,916	Leidos Holdings, Inc.	542,201
9,749	MasterCard, Inc. - Class A	2,354,968
1,614	Okta, Inc. (a)(b)	197,328
1,096	Paychex, Inc.	68,960
4,870	PayPal Holdings, Inc. (a)	466,254
94,905	Sabre Corp.	562,787
5,041	Square, Inc. - Class A (a)(b)	264,048
17,520	Switch, Inc. - Class A	252,814
12,400	The Western Union Co. (b)	224,812
4,684	T-Mobile USA, Inc. (a)	392,988
2,160	VeriSign, Inc. (a)	388,994
17,699	Visa, Inc. - Class A (b)	2,851,663
644	WEX, Inc. (a)	67,330

		18,173,398

	Leisure Products - 0.27%
2,137	Hasbro, Inc.	152,902
12,791	Mattel, Inc. (a)(b)	112,689

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Leisure Products (Continued)
1,279	Polaris Industries, Inc.	$61,584
2,900	Pool Corp.	570,633

		897,808

	Life Sciences Tools & Services - 0.77%
355	Bio-Techne Corp.	67,315
4,895	Bruker Corp.	175,535
1,691	Charles River Laboratories International, Inc. (a)	213,421
751	Illumina, Inc. (a)	205,113
1,686	IQVIA Holdings, Inc. (a)	181,852
528	Mettler-Toledo International, Inc. (a)	364,589
3,500	Thermo Fisher Scientific, Inc.	992,600
1,753	Waters Corp. (a)	319,134

		2,519,559

	Machinery - 1.10%
9,463	AGCO Corp.	447,127
1,112	Caterpillar, Inc.	129,036
1,374	Cummins, Inc.	185,930
4,671	Donaldson Co., Inc.	180,441
837	Dover Corp.	70,258
55,852	Gates Industrial Corp PLC (a)(b)	412,188
6,628	Graco, Inc.	322,982
2,347	Illinois Tool Works, Inc. (b)	333,556
3,041	Ingersoll Rand, Inc. (a)	75,417
2,798	Lincoln Electric Holdings, Inc.	193,062
4,015	Oshkosh Corp.	258,285
671	Parker-Hannifin Corp.	87,049
920	Snap-on, Inc.	100,114
14,690	The Timken Co.	475,074
4,915	The Toro Co.	319,917

		3,590,436

	Media - 1.72%
13,500	AMC Networks, Inc. - Class A (a)(b)	328,185
232	Cable One, Inc. (b)	381,410
1,229	Charter Communications, Inc. - Class A (a)(b)	536,225
62,803	Cinemark Holdings, Inc.	639,963
33,638	Comcast Corp. - Class A	1,156,474
4,179	Discovery Communications, Inc. - Series A (a)(b)	81,240
4,310	Discovery Communications, Inc. - Series C (a)	75,597
3,912	GCI Liberty, Inc. - Class A (a)	222,867
3,144	John Wiley & Sons, Inc. - Class A	117,869
1,828	Liberty Broadband Corp. - Class A (a)	195,596
2,554	Liberty Broadband Corp. - Class C (a)	282,779
8,139	Liberty Media Corp.-Liberty SiriusXM - Class A (a)	257,925
11,158	Liberty Media Corp.-Liberty SiriusXM - Class C (a)	352,816
1,343	Nexstar Media Group, Inc. - Class A	77,531
17,204	Sinclair Broadcast Group, Inc. - Class A (b)	276,640
31,816	Sirius XM Holdings, Inc. (b)	157,171
8,407	The Interpublic Group of Companies, Inc.	136,109
9,360	The New York Times Co. - Class A	287,446
4,057	ViacomCBS, Inc. - Class A	72,336

		5,636,179

	Metals & Mining - 0.67%
96,480	Alcoa Corp. (a)	594,317
7,332	Newmont Goldcorp Corp.	331,993

Number of Shares		Value
	Metals & Mining (Continued)
3,705	Nucor Corp.	$133,454
5,285	Reliance Steel & Aluminum Co. (b)	462,913
2,970	Royal Gold, Inc.	260,499
18,217	Steel Dynamics, Inc.	410,611

		2,193,787

	Multiline Retail - 0.97%
3,311	Burlington Stores, Inc. (a)(b)	524,661
3,508	Dollar General Corp.	529,743
2,542	Dollar Tree, Inc. (a)	186,761
22,047	Kohl’s Corp. (b)	321,665
85,135	Macy’s, Inc. (b)	418,013
14,436	Nordstrom, Inc. (b)	221,448
2,444	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	113,255
9,438	Target Corp.	877,451

		3,192,997

	Multi-Utilities - 0.84%
6,099	Alliant Energy Corp.	294,521
3,350	Ameren Corp.	243,980
5,853	CenterPoint Energy, Inc.	90,429
5,052	CMS Energy Corp.	296,805
2,724	Consolidated Edison, Inc.	212,472
3,740	Dominion Energy, Inc. (b)	269,991
1,880	DTE Energy Co.	178,543
5,018	MDU Resources Group, Inc.	107,887
3,427	NiSource, Inc.	85,572
4,107	Public Service Enterprise Group, Inc. (b)	184,445
3,421	Sempra Energy (b)	386,539
4,428	WEC Energy Group, Inc. (b)	390,240

		2,741,424

	Oil, Gas & Consumable Fuels - 0.37%
3,515	EOG Resources, Inc.	126,259
15,341	HollyFrontier Corp.	376,008
252,553	Kosmos Energy Ltd.	226,186
14,777	Marathon Petroleum Corp.	349,033
19,223	PBF Energy, Inc. - Class A	136,099

		1,213,585

	Paper & Forest Products - 0.02%
3,497	Domtar Corp. (b)	75,675

	Personal Products - 0.51%
79,786	Coty, Inc. - Class A	411,696
15,613	Herbalife Nutrition, Ltd. (a)(b)	455,275
14,992	Nu Skin Enterprises, Inc. - Class A	327,575
2,962	The Estee Lauder Cos., Inc. - Class A	471,965

		1,666,511

	Pharmaceuticals - 5.20%
11,275	Abbott Laboratories	889,710
17,799	AbbVie, Inc. (b)	1,356,106
4,931	Allergan PLC	873,280
20,619	Bristol-Myers Squibb Co.	1,149,303
1,582	Catalent, Inc. (a)	82,185
9,521	Eli Lilly & Co. (b)	1,320,753
4,319	Horizon Therapeutics Plc (a)	127,929
2,746	Jazz Pharmaceuticals PLC (a)	273,886
34,982	Johnson & Johnson	4,587,190
29,231	Merck & Co., Inc.	2,249,033
81,137	Mylan NV (a)	1,209,753
7,220	Perrigo Co. PLC	347,210

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
54,943	Pfizer, Inc.	$1,793,339
6,397	Zoetis, Inc.	752,863

		17,012,540

	Professional Services - 0.55%
796	CoStar Group, Inc. (a)	467,419
1,461	Equifax, Inc.	174,516
4,565	IHS Markit, Ltd.	273,900
5,604	ManpowerGroup, Inc.	296,956
8,892	Robert Half International, Inc.	335,673
1,894	Verisk Analytics, Inc.	263,986

		1,812,450

	Real Estate Management & Development - 0.18%
7,391	CBRE Group, Inc. - Class A (a)	278,714
2,955	Jones Lang LaSalle, Inc.	298,396

		577,110

	Road & Rail - 0.17%
885	Kansas City Southern	112,554
3,027	Landstar System, Inc.	290,168
447	Norfolk Southern Corp.	65,262
729	Old Dominion Freight Line, Inc. (b)	95,689

		563,673

	Semiconductors & Semiconductor Equipment - 3.91%
28,440	Advanced Micro Devices, Inc. (a)	1,293,451
1,150	Analog Devices, Inc.	103,098
16,140	Applied Materials, Inc.	739,535
3,954	Broadcom, Inc.	937,493
4,293	Cypress Semiconductor Corp.	100,113
2,846	Entegris, Inc.	127,415
51,392	Intel Corp.	2,781,335
2,862	KLA-Tencor Corp.	411,384
3,314	Lam Research Corp.	795,360
3,281	Maxim Integrated Products, Inc.	159,489
2,946	Microchip Technology, Inc. (b)	199,739
15,144	Micron Technology, Inc. (a)	636,957
3,304	MKS Instruments, Inc.	269,111
488	Monolithic Power Systems, Inc.	81,720
5,878	NVIDIA Corp.	1,549,441
28,065	ON Semiconductor Corp. (a)(b)	349,129
2,941	Qorvo, Inc. (a)	237,133
3,522	Skyworks Solutions, Inc. (b)	314,796
5,964	Teradyne, Inc.	323,070
11,352	Texas Instruments, Inc.	1,134,405
3,362	Xilinx, Inc.	262,034

		12,806,208

	Software - 9.55%
5,386	Adobe Systems, Inc. (a)	1,714,041
2,056	Alteryx, Inc. - Class A (a)(b)	195,670
1,320	ANSYS, Inc. (a)(b)	306,860
3,032	Aspen Technology, Inc. (a)	288,252
764	Atlassian Corp. PLC - Class A (a)	104,867
2,893	Autodesk, Inc. (a)	451,597
1,004	Avalara, Inc. (a)	74,898
7,209	Cadence Design System, Inc. (a)	476,082
2,770	CDK Global, Inc.	90,995
37,988	Cerence, Inc. (a)(b)	585,015
1,792	Ceridian HCM Holding, Inc. (a)	89,725

Number of Shares		Value
	Software (Continued)
3,688	Citrix Systems, Inc.	$522,036
861	Coupa Software, Inc. (a)	120,308
3,384	DocuSign, Inc. (a)	312,682
15,701	Dropbox, Inc. - Class A (a)	284,188
1,902	Elastic NV (a)	106,151
2,198	Fair Isaac Corp. (a)	676,303
3,377	Fortinet, Inc. (a)	341,651
597	HubSpot, Inc. (a)(b)	79,514
2,597	Intuit, Inc.	597,310
2,523	Jack Henry & Associates, Inc.	391,671
4,583	LogMeIn, Inc.	381,672
9,498	Manhattan Associates, Inc. (a)(b)	473,190
97,524	Microsoft Corp.	15,380,510
17,155	NortonLifeLock, Inc.	320,970
21,303	Nuance Communications, Inc. (a)	357,464
14,379	Nutanix, Inc. - Class A (a)	227,188
19,020	Oracle Corp.	919,237
990	Paycom Software, Inc. (a)(b)	199,990
1,444	Paylocity Holding Corp. (a)	127,534
6,247	Pegasystems, Inc. (b)	444,974
585	Proofpoint, Inc. (a)	60,015
1,191	PTC, Inc. (a)	72,901
5,343	RingCentral, Inc. - Class A (a)	1,132,235
5,409	salesforce.com, Inc. (a)	778,788
2,233	ServiceNow, Inc. (a)(b)	639,933
970	Splunk, Inc. (a)	122,443
8,722	SS&C Technologies Holdings, Inc.	382,198
2,773	Synopsys, Inc. (a)	357,135
405	The Trade Desk, Inc. - Class A (a)	78,165
763	Tyler Technologies, Inc. (a)	226,275
1,673	VMware, Inc. - Class A (a)(b)	202,600
1,681	Workday, Inc. - Class A (a)	218,900
2,586	Zendesk, Inc. (a)(b)	165,530
3,396	Zscaler, Inc. (a)(b)	206,681

		31,286,344

	Specialty Retail - 3.11%
1,551	Advance Auto Parts, Inc.	144,739
18,294	AutoNation, Inc. (a)(b)	513,330
788	AutoZone, Inc. (a)	666,648
7,146	Best Buy Co., Inc.	407,322
4,736	Dick’s Sporting Goods, Inc.	100,687
3,902	Floor & Decor Holdings, Inc. - Class A (a)	125,215
22,772	Foot Locker, Inc.	502,123
16,432	L Brands, Inc.	189,954
8,044	Lowe’s Cos., Inc.	692,186
1,882	O’Reilly Automotive, Inc. (a)	566,576
14,086	Penske Automotive Group, Inc. (b)	394,408
8,084	Ross Stores, Inc.	703,065
689	Sherwin-Williams Co.	316,609
13,889	The Gap, Inc. (b)	97,779
12,696	The Home Depot, Inc.	2,370,470
18,428	The TJX Cos., Inc.	881,043
2,231	Tiffany & Co.	288,915
3,910	Tractor Supply Co.	330,591
2,472	Ulta Beauty, Inc. (a)	434,330
10,013	Urban Outfitters, Inc. (a)	142,585
7,145	Williams Sonoma, Inc. (b)	303,805

		10,172,380

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals - 5.01%
56,019	Apple, Inc. (b)	$14,245,071
2,185	Dell Technologies, Inc. - Class C (a)	86,417
12,136	HP, Inc.	210,681
7,548	International Business Machines Corp.	837,300
14,207	NCR Corp. (a)	251,464
6,464	NetApp, Inc.	269,484
18,687	Pure Storage, Inc. - Class A (a)	229,850
9,829	Teradata Corp. (a)	201,396
3,658	Xerox Holdings Corp.	69,283

		16,400,946

	Textiles, Apparel & Luxury Goods - 1.37%
18,116	Capri Holdings, Ltd. (a)	195,472
3,858	Carter’s, Inc.	253,586
4,067	Columbia Sportswear Co.	283,755
5,967	lululemon athletica, Inc. (a)	1,131,045
11,078	NIKE, Inc. - Class B	916,594
8,126	PVH Corp. (b)	305,863
3,485	Ralph Lauren Corp.	232,902
11,450	Skechers U.S.A., Inc. - Class A (a)	271,823
16,579	Tapestry, Inc.	214,698
16,512	Under Armour, Inc. - Class A (a)(b)	152,075
20,916	Under Armour, Inc. - Class C (a)	168,583
6,607	VF Corp.	357,306

		4,483,702

	Thrifts & Mortgage Finance - 0.07%
5,556	New York Community Bancorp, Inc.	52,171
10,606	TFS Financial Corp. (b)	161,954

		214,125

	Tobacco - 0.31%
13,769	Philip Morris International, Inc.	1,004,586

	Trading Companies & Distributors - 1.07%
12,320	Fastenal Co.	385,000
10,012	HD Supply Holdings, Inc. (a)	284,641
5,815	MSC Industrial Direct Co., Inc. - Class A	319,651
1,121	United Rentals, Inc. (a)(b)	115,351
74,168	Univar, Inc. (a)(b)	795,081
1,565	W.W. Grainger, Inc.	388,902
1,505	Watsco, Inc. - Class A	237,835
42,810	WESCO International, Inc. (a)	978,209

		3,504,670

	Water Utilities - 0.17%
2,656	American Water Works Co., Inc. (b)	317,551
5,851	Essential Utilities, Inc. (b)	238,136

		555,687

	Wireless Telecommunication Services - 0.03%
3,028	United States Cellular Corp. (a)	88,690

	Total Common Stocks (Cost $258,243,186)	296,752,645

	INVESTMENT COMPANIES - 3.73%
	Exchange Traded Funds - 3.73%
51,531	Vanguard S&P 500 ETF	12,203,571

	Total Investment Companies (Cost $11,370,470)	12,203,571

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 3.95%
	Real Estate Investment Trusts - 3.95%
1,205	Alexandria Real Estate Equities, Inc. (b)	$165,157
3,115	American Campus Communities, Inc.	86,441
16,885	American Homes 4 Rent - Class A	391,732
3,441	American Tower Corp.	749,278
9,143	Americold Realty Trust	311,228
1,873	Apartment Investment & Management Co. - Class A	65,836
44,567	Apple Hospitality REIT, Inc.	408,679
1,267	AvalonBay Communities, Inc.	186,464
11,647	Brandywine Realty Trust	122,526
13,667	Brixmor Property Group, Inc.	129,836
2,446	Camden Property Trust	193,821
10,502	Chimera Investment Corp.	95,568
111,427	Colony Capital, Inc.	194,997
808	CoreSite Realty Corp.	93,647
6,200	Corporate Office Properties Trust	137,206
2,491	Crown Castle International Corp.	359,700
3,323	CubeSmart	89,023
1,448	Digital Realty Trust, Inc.	201,142
3,072	Douglas Emmett, Inc.	93,727
7,499	Duke Realty Corp.	242,818
29,156	Empire State Realty Trust, Inc. - Class A (b)	261,238
744	Equinix, Inc.	464,680
3,610	Equity Commonwealth	114,473
6,122	Equity LifeStyle Properties, Inc.	351,893
3,296	Equity Residential	203,396
1,176	Essex Property Trust, Inc.	259,002
1,979	Extra Space Storage, Inc.	189,509
7,340	Gaming and Leisure Properties, Inc.	203,391
3,035	Healthcare Trust of America, Inc. - Class A (b)	73,690
7,852	Healthpeak Properties, Inc.	187,270
28,653	Host Hotels & Resorts, Inc.	316,329
14,192	Invitation Homes, Inc.	303,283
1,066	Kilroy Realty Corp. (b)	67,904
852	Life Storage, Inc.	80,557
15,016	Medical Properties Trust, Inc.	259,627
22,438	MFA Financial, Inc.	34,779
2,870	Mid-America Apartment Communities, Inc.	295,696
3,483	National Retail Properties, Inc.	112,118
9,036	Omega Healthcare Investors, Inc.	239,815
7,288	Outfront Media, Inc.	98,242
24,646	Paramount Group, Inc.	216,885
6,071	Prologis, Inc.	487,926
924	Public Storage	183,516
5,364	Realty Income Corp.	267,449
61,396	Retail Properties of America, Inc. - Class A	317,417
1,247	SBA Communications Corp.	336,653
194,689	Service Properties Trust	1,051,321
7,021	Spirit Realty Capital, Inc.	183,599
14,458	Starwood Property Trust, Inc.	148,195
9,609	STORE Capital Corp.	174,115
2,677	Sun Communities, Inc.	334,223
2,955	UDR, Inc.	107,976
4,658	Ventas, Inc.	124,834
28,685	VEREIT, Inc. (b)	140,270
4,843	Welltower, Inc.	221,713
3,408	WP Carey, Inc.	197,937

	Total Real Estate Investment Trusts (Cost $16,262,993)	12,929,747

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.50%
	Money Market Funds - 0.50%
1,648,225	DWS Government Money Market Series -Institutional Shares Effective Yield, 0.41% (c)	$1,648,225

	Total Short Term Investments (Cost $1,648,225)	1,648,225

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 13.74%
44,978,979	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (c)	44,978,979

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $44,978,979)	44,978,979

	Total Investments (Cost $332,503,853) - 112.55%	368,513,167
	Liabilities in Excess of Other Assets - (12.55)%	(41,080,399)

	TOTAL NET ASSETS - 100.00%	$327,432,768

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2020.
(d)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $383,151, which represents 0.12% of total net assets.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	COMMON STOCKS - 83.20%
	Argentina - 0.13%
932	Globant SA (a)(b)	$81,904

	Brazil - 4.81%
43,485	Ambev SA	99,421
13,415	B3 SA - Brasil Bolsa Balcao	91,987
9,872	Banco BTG Pactual SA	63,912
18,352	Banco do Brasil SA	98,010
31,060	BB Seguridade Participacoes SA	150,037
19,235	BR Malls Participacoes SA	36,574
14,351	Centrais Eletricas Brasileiras SA	65,898
15,268	Cia de Saneamento Basico do Estado de Sao Paulo	114,273
5,539	Cosan SA	57,308
7,494	Energisa SA	55,108
19,680	Equatorial Energia SA - Ordinary Shares	66,091
8,985	Hapvida Participacoes e Investimentos SA	73,438
38,898	IRB Brasil Resseguros SA	72,614
63,724	JBS SA	249,446
11,744	Localiza Rent a Car SA	59,374
30,084	Lojas Renner SA	194,593
26,843	Magazine Luiza SA	203,437
29,122	Natura & Co Holding SA	145,663
11,648	Notre Dame Intermedica Participacoes SA	100,113
54,732	Petroleo Brasileiro SA	149,467
6,542	Porto Seguro SA	55,775
10,454	Raia Drogasil SA	203,805
20,882	Sul America SA	136,759
20,287	Ultrapar Participacoes SA	49,233
49,899	Vale SA	414,857
11,896	WEG SA	76,604

		3,083,797

	Chile - 0.26%
12,234	Cia Cervecerias Unidas SA	83,725
484,102	Enel Americas SA	58,990
10,237	Latam Airlines Group SA	26,118

		168,833

	China - 26.86%
1,824	58.com, Inc. - ADR (a)(b)	88,865
23,434	A-Living Services Co., Ltd. - Series H	112,385
373,865	Agricultural Bank of China Ltd. - Series H	149,271
18,159	Alibaba Group Holding, Ltd. - ADR (a)	3,531,562
25,182	Anhui Conch Cement Co., Ltd. - Series H	172,991
38,191	ANTA Sports Products Ltd.	277,141
1,525	Autohome, Inc. - ADR (a)(b)	108,305
262,339	BAIC Motor Corp., Ltd. - Series H	103,193
2,593	Baidu, Inc. - ADR (a)	261,348
877,670	Bank of China Ltd. - Series H	334,097
246,960	Bank of Communications Co., Ltd. - Series H	150,414
4,540	Baozun, Inc. - ADR (a)(b)	126,848
101,879	China Aoyuan Group Ltd.	117,386
569,672	China Cinda Asset Management Co., Ltd. - Series H	107,145
268,528	China CITIC Bank Corp., Ltd. - Series H	132,052
239,358	China Coal Energy Co., Ltd. - Series H	65,836
16,383	China Conch Venture Holdings Ltd.	72,659
950,534	China Construction Bank Corp. - Series H	772,639
347,000	China Everbright Bank Co., Ltd. - Series H	131,997
76,414	China Lesso Group Holdings Ltd.	98,925
41,264	China Merchants Bank Co., Ltd. - Series H	184,606

Number of Shares		Value
	China (Continued)
230,247	China Minsheng Banking Corp., Ltd. - Series H	$170,301
170,617	China National Building Material Co., Ltd. - Series H	183,295
54,879	China Oilfield Services, Ltd. - Series H	41,896
174,343	China Petroleum & Chemical Corp. - Series H	85,185
107,055	China Resources Pharmaceutical Group, Ltd.	63,920
346,338	China Telecom Corp., Ltd. - Series H	104,935
182,941	CNOOC, Ltd.	190,108
63,696	Country Garden Holdings Co., Ltd.	76,150
28,276	Country Garden Services Holdings Co., Ltd.	113,777
92,512	CSPC Pharmaceutical Group Ltd.	181,979
607,819	Industrial & Commercial Bank of China Ltd. - Series H	414,641
7,417	JD.com, Inc. - ADR (a)(b)	300,389
100,483	Jiangxi Copper Co., Ltd. Series H	92,205
1,555	JOYY, Inc. - ADR (a)(b)	82,819
158,377	Lenovo Group Ltd.	83,899
104,214	Li Ning Co., Ltd.	299,812
37,647	Longfor Group Holdings Ltd.	181,191
223,067	Maanshan Iron & Steel Co Ltd. - Series H	69,417
6,544	Meituan Dianping (a)	78,013
4,705	Momo, Inc. - ADR (b)	102,051
918	NetEase, Inc. - ADR (b)	294,641
2,090	New Oriental Education & Technology Group, Inc. - ADR (a)	226,222
306,000	PetroChina Co. - Series H	110,907
99,746	PICC Property & Casualty Co., Ltd. - Series H	95,515
76,065	Ping An Insurance Group Co. of China, Ltd. - Series H	742,871
157,293	Postal Savings Bank of China Co., Ltd. - Series H	95,766
38,821	Semiconductor Manufacturing International Corp. (a)	60,974
500,362	Shui On Land Ltd.	83,380
24,597	Sunac China Holdings Ltd.	112,181
2,880	TAL Education Group - ADR (a)(b)	153,389
65,897	Tencent Holdings Ltd.	3,257,131
136,824	Tingyi Cayman Islands Holding Corp.	222,453
100,731	Uni-President China Holdings Ltd.	97,356
24,103	Vipshop Holdings Ltd. - ADR (a)	375,525
108,591	Want Want China Holdings, Ltd.	78,307
2,046	Weibo Corp. - ADR (a)	67,743
55,626	Weichai Power Co., Ltd. - Series H	88,606
157,446	Xinyi Solar Holdings Ltd.	87,351
120,761	Yanzhou Coal Mining Co Ltd. Series H	93,549
52,168	Yihai International Holding Ltd.	392,955
6,045	Yum China Holdings, Inc.	257,698
1,416	Zai Lab Ltd. - ADR (a)(b)	72,896
108,295	Zoomlion Heavy Industry Science and Technology Co., Ltd. - Series H	77,901
20,376	Zhongsheng Group Holdings, Ltd.	70,709

		17,231,674

	Colombia - 0.07%
7,332	Bancolombia SA	45,270

	Egypt - 0.47%
54,211	Commercial International Bank Egypt SAE	201,047
129,005	Eastern Co. SAE	100,766

		301,813

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong - 2.59%
431,103	Bosideng International Holdings Ltd.	$100,133
127,912	China Jinmao Holdings Group Ltd.	81,544
49,767	China Mengniu Dairy Co., Ltd.	171,632
51,816	China Mobile Ltd.	388,324
25,942	China Resources Land Ltd.	105,882
117,065	China Unicom Hong Kong Ltd.	68,278
143,338	CITIC Ltd.	148,554
129,910	Kunlun Energy Co., Ltd.	75,076
121,788	Sino Biopharmaceutical Ltd.	158,943
133,292	SSY Group, Ltd.	103,278
100,529	Sun Art Retail Group Ltd.	147,892
612,961	Yuexiu Property Co., Ltd.	109,523

		1,659,059

	Hungary - 0.10%
2,138	OTP Bank Plc	61,327

	India - 8.01%
6,122	Asian Paints Ltd.	134,853
7,134	Avenue Supermarts Ltd. (a)	206,319
591	Bajaj Finserv Ltd.	35,738
12,033	Berger Paints India Ltd.	78,933
16,708	Bharat Petroleum Corp., Ltd.	69,924
15,777	Bharti Airtel Ltd. (a)	91,950
2,057	Britannia Industries Ltd.	72,751
5,602	Divi’s Laboratories Ltd.	146,153
25,973	DLF Ltd.	47,011
4,115	Dr. Reddy’s Laboratories Ltd.	167,532
36,488	HCL Technologies Ltd.	210,476
4,734	HDFC Asset Management Co., Ltd. (a)	131,755
11,862	HDFC Life Insurance Co., Ltd.	68,788
3,002	Hero MotoCorp Ltd.	63,303
74,700	Hindalco Industries Ltd.	94,107
12,801	Hindustan Unilever Ltd.	388,216
15,350	Housing Development Finance Corp. Ltd.	331,320
25,648	ICICI Bank Ltd.	111,607
7,321	ICICI Lombard General Insurance Co., Ltd.	104,588
11,703	ICICI Prudential Life Insurance Co., Ltd.	54,699
57,688	Infosys Ltd.	477,944
7,952	InterGlobe Aviation Ltd.	112,568
30,369	ITC Ltd.	68,481
960	Nestle India Ltd.	207,566
102,927	Oil & Natural Gas Corp. Ltd.	92,155
370	Page Industries Ltd.	82,760
125,009	REC Ltd.	146,335
21,930	Reliance Industries Ltd.	319,788
8,054	SBI Life Insurance Co., Ltd.	68,257
239	Shree Cement Ltd.	55,045
4,649	Siemens Ltd.	68,430
12,556	Tata Consultancy Services Ltd.	302,060
78,067	Tata Motors Ltd. (a)	72,483
18,498	Tata Steel Ltd.	65,551
9,876	Tech Mahindra Ltd.	73,566
5,844	Titan Co., Ltd.	71,979
11,088	UPL Ltd.	47,746
63,000	Vedanta Ltd.	53,417
55,331	Wipro Ltd.	143,940

		5,140,094

Number of Shares		Value
	Indonesia - 1.34%
1,331,115	Adaro Energy Tbk PT	$79,537
114,026	Bank Central Asia Tbk PT	192,125
650,761	Bank Rakyat Indonesia Persero Tbk PT	119,353
2,332,960	Barito Pacific Tbk PT (a)	102,237
285,257	Indah Kiat Pulp & Paper Corp. Tbk PT	69,654
1,215,482	Kalbe Farma Tbk PT	89,123
463,270	Telekomunikasi Indonesia Persero Tbk PT	89,975
260,065	Unilever Indonesia Tbk PT	115,003

		857,007

	Luxembourg - 0.09%
3,610	Reinet Investments SCA	57,479

	Mexico - 1.48%
175,537	Alfa SAB de CV - Series A	46,913
44,536	Alsea SAB de CV (a)	28,255
400,485	America Movil SAB de CV - Series L	238,037
484,811	Cemex SAB de CV	101,571
13,335	Fomento Economico Mexicano SAB de CV	81,075
12,221	Grupo Aeroportuario del Pacifico SAB de CV - Series B	66,075
70,159	Grupo Bimbo SAB de CV - Series A	102,891
24,765	Grupo Financiero Banorte SAB de CV - Series O	67,857
93,130	Wal-Mart de Mexico SAB de CV	219,413

		952,087

	Philippines - 0.42%
5,802	Globe Telecom, Inc.	219,883
35,686	International Container Terminal Services, Inc.	52,184

		272,067

	Poland - 0.94%
1,206	CD Projekt SA	83,059
5,674	Dino Polska SA (a)	220,714
4,937	Grupa Lotos SA	61,616
4,074	KGHM Polska Miedz SA (a)	58,228
89	LPP SA	111,939
5,142	Polski Koncern Naftowy ORLEN SA	68,809

		604,365

	Qatar - 1.27%
137,960	Ooredoo QPSC	220,745
23,122	Qatar Fuel QSC (a)	103,189
37,061	Qatar International Islamic Bank QSC	73,723
27,710	Qatar Islamic Bank SAQ	108,557
50,280	Qatar National Bank QPSC	229,767
72,650	The Commercial Bank PQSC	77,287

		813,268

	Republic of Korea - 11.57%
925	Amorepacific Corp.	126,852
718	BGF retail Co., Ltd.	77,772
19,836	BNK Financial Group, Inc.	71,985
8,743	Cheil Worldwide, Inc.	113,298
2,258	Daelim Industrial Co Ltd.	135,392
5,104	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)	55,857
2,578	DB Insurance Co., Ltd.	73,049
5,495	Fila Korea Ltd.	129,880
6,073	GS Engineering & Construction Corp.	100,903
2,793	GS Holdings Corp.	84,200
5,533	Hana Financial Group, Inc.	104,096
4,323	Hankook Tire Co., Ltd.	68,267

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Republic of Korea (Continued)
5,513	Hanwha Corp.	$68,340
2,557	Hotel Shilla Co., Ltd.	146,328
1,825	Hyundai Department Store Co. Ltd.	87,757
933	Hyundai Glovis Co., Ltd.	69,044
5,096	Hyundai Marine & Fire Insurance Co., Ltd.	94,228
720	Hyundai Mobis Co., Ltd.	99,596
10,541	Industrial Bank of Korea	64,407
925	Kakao Corp.	116,997
4,354	KB Financial Group, Inc.	122,452
5,113	Kia Motors Corp.	107,623
5,861	KMW Co Ltd. (a)	237,614
10,058	Korean Air Lines Co., Ltd. (a)	152,215
1,945	Kumho Petrochemical Co., Ltd.	102,679
2,269	LG Electronics, Inc.	89,212
279	LG Household & Health Care Ltd.	255,561
15,796	LG Uplus Corp.	138,773
46,426	Meritz Securities Co., Ltd.	107,140
611	Naver Corp.	84,950
449	NCSoft Corp.	239,633
681	Pearl Abyss Corp. (a)	99,344
1,183	POSCO	155,668
8,295	Posco International Corp.	76,816
1,070	Samsung Electro-Mechanics Co., Ltd.	84,785
61,339	Samsung Electronics Co., Ltd.	2,384,953
295	Samsung SDI Co., Ltd.	57,434
538	Samsung SDS Co., Ltd.	65,762
7,430	Shinhan Financial Group Co., Ltd.	173,819
430	Shinsegae, Inc.	76,250
7,080	SK Hynix, Inc.	478,637
3,601	Woongjin Coway Co., Ltd.	170,341
11,904	Woori Financial Group Inc.	74,061

		7,423,970

	Russian Federation - 3.47%
46,472	Gazprom PJSC - ADR (b)	211,912
8,407	LUKOIL PJSC - ADR	497,358
9,927	MMC Norilsk Nickel PJSC - ADR	240,829
7,701	Mobile TeleSystems PJSC - ADR	58,528
2,122	Polyus PJSC - GDR (d)	144,005
20,711	Rosneft Oil Co PJSC - ADR (d)	83,325
37,721	Sberbank of Russia PJSC - ADR	354,577
9,904	Severstal PJSC - GDR (d)	108,510
36,200	Surgutneftegas OJSC - ADR	150,592
4,243	Tatneft PJSC - ADR (b)	160,810
140,137	VTB Bank PJSC - GDR (d)	112,713
3,865	X5 Retail Group NV - GDR	103,273

		2,226,432

	South Africa - 3.08%
13,226	Absa Group Ltd.	55,024
2,203	Anglo American Platinum, Ltd.	92,025
7,441	AngloGold Ashanti Ltd.	126,065
20,362	Aspen Pharmacare Holdings Ltd. (a)	106,505
4,290	Bid Corp. Ltd.	50,566
1,711	Capitec Bank Holdings Ltd.	84,164
7,902	Clicks Group, Ltd.	113,896
32,408	FirstRand Ltd.	72,728
24,328	Gold Fields Ltd.	118,732
19,194	Impala Platinum Holdings Ltd.	79,974
4,843	Kumba Iron Ore, Ltd.	75,516

Number of Shares		Value
	South Africa (Continued)
13,842	Mr. Price Group Ltd.	$87,839
19,305	MultiChoice Group Ltd. (a)	91,741
2,010	Naspers Ltd. - N Shares	285,650
7,114	Nedbank Group Ltd.	33,058
17,408	Northam Platinum Ltd. (a)	66,418
125,275	Old Mutual Ltd.	83,109
36,910	Pick n Pay Stores Ltd.	125,059
17,604	Standard Bank Group Ltd.	100,750
9,714	The Bidvest Group Ltd.	79,195
32,969	Woolworths Holdings Ltd.	50,815

		1,978,829

	Taiwan, Province of China - 13.08%
29,739	Advantech Co., Ltd.	245,040
36,138	ASE Technology Holding Co., Ltd.	70,000
54,319	Asia Cement Corp.	70,525
69,121	Cathay Financial Holding Co., Ltd.	80,446
31,707	Chailease Holding Co., Ltd.	95,499
152,062	Chang Hwa Commercial Bank Ltd.	96,000
43,026	Chicony Electronics Co., Ltd.	107,425
652,496	China Airlines Ltd.	142,134
121,901	CTBC Financial Holding Co., Ltd.	71,780
215,098	E.Sun Financial Holdings Co., Ltd.	171,703
11,065	Eclat Textile Co., Ltd.	87,595
323,198	Eva Airways Corp.	94,308
39,619	Feng TAY Enterprise Co., Ltd.	169,688
131,750	First Financial Holding Co., Ltd.	85,137
42,739	Foxconn Technology Co., Ltd.	69,602
103,394	Fubon Financial Holding Co., Ltd.	127,798
96,714	Hon Hai Precision Industry Co., Ltd.	222,661
8,851	Hotai Motor Co., Ltd.	142,922
231,298	Hua Nan Financial Holdings Co., Ltd.	137,600
1,054	Largan Precision Co., Ltd.	133,088
56,679	Lite-On Technology Corp.	77,106
12,584	MediaTek, Inc.	135,067
155,054	Mega Financial Holding Co., Ltd.	145,596
34,179	Micro-Star International Co., Ltd.	99,898
28,533	Nanya Technology Corp.	50,218
22,253	Nien Made Enterprise Co., Ltd.	132,205
107,426	Pou Chen Corp.	90,799
33,661	Powertech Technology, Inc.	95,328
26,608	President Chain Store Corp.	248,752
23,737	Realtek Semiconductor Corp.	170,405
289,842	SinoPac Financial Holdings Co., Ltd.	105,620
51,000	Standard Foods Corp.	102,901
284,596	Taiwan Business Bank	90,575
71,709	Taiwan Cement Corp.	93,129
310,941	Taiwan Cooperative Financial Holding Co., Ltd.	187,776
33,743	Taiwan Mobile Co., Ltd.	111,413
309,488	Taiwan Semiconductor Manufacturing Co., Ltd.	2,786,109
138,249	Uni-President Enterprises Corp.	299,229
337,279	United Microelectronics Corp.	151,223
20,967	Walsin Technology Corp.	110,772
9,815	Win Semiconductors Corp.	84,235
204,162	Wistron Corp.	165,051
3,140	Wiwynn Corp.	72,199
10,373	Yageo Corp.	93,153
243,896	Yuanta Financial Holding Co Ltd.	124,522
48,592	Zhen Ding Technology Holding Ltd.	148,501

		8,392,733

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Thailand - 1.89%
20,684	Advanced Info Service PCL - NVDR	$125,410
77,961	B Grimm Power PCL - NVDR	93,969
316,187	BTS Group Holdings PCL - NVDR	87,220
61,152	CP ALL PCL - NVDR	113,045
13,648	Electricity Generating PCL - NVDR	95,613
35,564	Gulf Energy Development PCL - NVDR	161,979
345,796	Home Product Center PCL - NVDR	115,768
79,676	Muangthai Capital PCL - NVDR	84,441
94,420	Osotspa PCL - NVDR	102,522
25,039	PTT Exploration & Production PCL - NVDR	50,961
73,424	PTT PCL - NVDR	67,881
40,541	Ratch Group PCL - NVDR	70,221
33,688	Srisawad Corp PCL - NVDR	43,341

		1,212,371

	Turkey - 1.13%
110,695	Akbank Turk AS (a)	92,949
26,000	Arcelik AS (a)	52,962
25,776	BIM Birlesik Magazalar AS	195,466
115,676	Haci Omer Sabanci Holding AS	130,417
70,698	Turkiye Garanti Bankasi AS (a)	86,707
235,956	Turkiye Is Bankasi AS - Series C (a)	168,374

		726,875

	United Arab Emirates - 0.14%
34,962	First Abu Dhabi Bank PJSC	90,145

	Total Common Stocks (Cost $52,651,424)	53,381,399

	INVESTMENT COMPANIES - 9.83%
	China - 7.68%
49,071	iShares Core MSCI Emerging Markets ETF	1,985,903
99,660	KraneShares Bosera MSCI China ETF - Class A (b)	2,938,974

		4,924,877

	Saudi Arabia - 2.15%
57,763	iShares MSCI Saudi Arabia ETF	1,382,268

	Total Investment Companies (Cost $6,770,681)	6,307,145

	PREFERRED STOCKS - 2.73%
	Brazil - 1.43%
53,258	Banco Bradesco SA - Preference Shares	214,012
12,086	Centrais Eletricas Brasileiras SA - Preference Shares	61,406
28,567	Cia Energetica de Minas Gerais - Preference Shares	48,875
65,761	Itau Unibanco Holding SA - Preference Shares	293,868
38,402	Itausa - Investimentos Itau SA - Preference Shares	64,298
66,546	Petroleo Brasileiro SA - Preference Shares	178,656
6,046	Telefonica Brasil SA - Preference Shares	57,550

		918,665

	Colombia - 0.07%
6,924	Bancolombia SA - Preference Shares	43,467

	Republic of Korea - 1.23%
2,259	Amorepacific Corp. - Preference Shares	109,091
393	LG Household & Health Care Ltd. - Preference Shares	204,887
14,623	Samsung Electronics Co., Ltd. - Preference Shares	476,529

		790,507

	Total Preferred Stocks (Cost $1,840,106)	1,752,639

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 0.06%
	Mexico - 0.06%
53,067	Fibra Uno Administracion SA de CV	$41,653

	Total Real Estate Investment Trusts (Cost $79,927)	41,653

	SHORT TERM INVESTMENTS - 0.88%
	Money Market Funds - 0.88%
563,124	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (c)	563,124

	Total Short Term Investments (Cost $563,124)	563,124

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 5.45%
3,496,618	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (c)	3,496,618

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $3,496,618)	3,496,618

	Total Investments (Cost $65,401,880) - 102.15%	65,542,578
	Liabilities in Excess of Other Assets - (2.15)%	(1,380,630)

	TOTAL NET ASSETS - 100.00%	$64,161,948

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2020.
(d)	Regulation S securities, as defined under the Securities Act of 1933. Such securities are treated as liquid according to the Fund’s liquidity guidelines. The value of these securities total $448,553, which represents 0.70% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2020

COMMON STOCKS
Air Freight & Logistics	0.11%
Airlines	0.82%
Auto Components	0.26%
Automobiles	0.54%
Banks	10.60%
Beverages	0.57%
Biotechnology	0.11%
Building Products	0.15%
Capital Markets	1.07%
Chemicals	0.73%
Commercial Services & Supplies	0.35%
Communications Equipment	0.37%
Construction & Engineering	0.37%
Construction Materials	1.05%
Consumer Finance	0.20%
Diversified Consumer Services	0.59%
Diversified Financial Services	0.69%
Diversified Telecommunication Services	0.86%
Electric Utilities	0.38%
Electrical Equipment	0.12%
Electronic Equipment, Instruments & Components	1.43%
Energy Equipment & Services	0.07%
Entertainment	0.74%
Food & Staples Retailing	3.04%
Food Products	3.11%
Health Care Providers & Services	0.27%
Hotels, Restaurants & Leisure	0.45%
Household Durables	0.87%
Household Products	1.00%
Independent Power and Renewable Electricity Producers	0.66%
Industrial Conglomerates	0.76%
Insurance	3.19%
Interactive Media & Services	1.29%
Internet & Direct Marketing Retail	6.88%
IT Services	7.20%
Life Sciences Tools & Services	0.23%
Machinery	0.46%
Media	0.77%
Metals & Mining	3.20%
Multiline Retail	0.96%
Oil, Gas & Consumable Fuels	4.64%
Paper & Forest Products	0.11%
Personal Products	0.42%
Pharmaceuticals	1.36%
Real Estate Management & Development	1.48%

Road & Rail	0.23%
Semiconductors & Semiconductor Equipment	10.22%
Software	0.50%
Specialty Retail	0.88%
Technology Hardware, Storage & Peripherals	1.33%
Textiles, Apparel & Luxury Goods	2.22%
Thrifts & Mortgage Finance	0.52%
Tobacco	0.26%
Trading Companies & Distributors	0.12%
Transportation Infrastructure	0.18%
Water Utilities	0.18%
Wireless Telecommunication Services	2.03%

TOTAL COMMON STOCKS	83.20%

INVESTMENT COMPANIES
Exchange Traded Funds	9.83%

TOTAL INVESTMENT COMPANIES	9.83%

PREFERRED STOCKS
Banks	0.96%
Diversified Telecommunication Services	0.09%
Electric Utilities	0.17%
Oil, Gas & Consumable Fuels	0.28%
Personal Products	0.49%
Semiconductors & Semiconductor Equipment	0.74%

TOTAL PREFERRED STOCKS	2.73%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.06%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.06%

SHORT TERM INVESTMENTS
Money Market Funds	0.88%

TOTAL SHORT TERM INVESTMENTS	0.88%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Investments Purchased with Proceeds from Securities Lending Collateral	5.45%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	5.45%

TOTAL INVESTMENTS	102.15%
Liabilities in Excess of Other Assets	(2.15)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	COMMON STOCKS - 87.60%
	Aerospace & Defense - 1.04%
1,059	AAR Corp.	$18,808
509	Aerojet Rocketdyne Holdings, Inc. (a)	21,291
695	Astronics Corp. (a)	6,380
938	Axon Enterprise, Inc. (a)(b)	66,382
992	BWX Technologies, Inc.	48,320
289	Cubic Corp.	11,939
358	Curtiss-Wright Corp.	33,083
555	Ducommun, Inc. (a)	13,792
525	Hexcel Corp. (b)	19,525
324	Huntington Ingalls Industries, Inc.	59,036
1,178	Kratos Defense & Security Solutions, Inc. (a)(b)	16,304
865	Maxar Technologies, Inc. (b)	9,238
411	Moog, Inc. - Class A	20,768
908	Parsons Corp. (a)	29,020
1,072	Spirit AeroSystems Holdings, Inc. - Class A	25,653
331	Teledyne Technologies, Inc. (a)	98,396
1,203	Vectrus, Inc. (a)	49,816

		547,751

	Air Freight & Logistics - 0.27%
2,482	Echo Global Logistics, Inc. (a)	42,393
226	Forward Air Corp.	11,447
466	Hub Group, Inc. - Class A (a)	21,189
8,035	Radiant Logistics, Inc. (a)	31,095
713	XPO Logistics, Inc. (a)(b)	34,759

		140,883

	Airlines - 0.24%
1,282	Alaska Air Group, Inc.	36,499
93	Allegiant Travel Co.	7,607
308	Copa Holdings SA - Class A	13,949
817	Hawaiian Holdings, Inc.	8,530
3,415	JetBlue Airways Corp. (a)	30,564
2,821	Mesa Air Group, Inc. (a)	9,281
329	SkyWest, Inc. (b)	8,617
872	Spirit Airlines, Inc. (a)(b)	11,240

		126,287

	Auto Components - 0.70%
1,651	Adient PLC - ADR (a)	14,975
2,352	American Axle & Manufacturing Holdings, Inc. (a)	8,491
1,576	BorgWarner, Inc.	38,407
494	Cooper Tire & Rubber Co.	8,052
1,536	Dana, Inc.	11,996
404	Dorman Products, Inc. (a)	22,329
632	Fox Factory Holding Corp. (a)	26,544
2,772	Gentex Corp.	61,428
464	Gentherm, Inc. (a)	14,570
2,143	Goodyear Tire & Rubber Co.	12,472
258	LCI Industries	17,242
2,834	Modine Manufacturing Co. (a)	9,210
340	Standard Motor Products, Inc.	14,134
1,594	Stoneridge, Inc. (a)	26,699
216	Visteon Corp. (a)	10,364
534	WABCO Holdings, Inc. (a)	72,117

		369,030

	Automobiles - 0.13%
757	Harley-Davidson, Inc. (b)	14,330
791	Thor Industries, Inc. (b)	33,364
674	Winnebago Industries, Inc.	18,744

		66,438

Number of Shares		Value
	Banks - 4.05%
831	1st Constitution Bancorp.	$11,011
920	Ameris Bancorp	21,859
1,911	Associated Banc-Corp.	24,442
693	Atlantic Union Bankshares Corp. (b)	15,177
562	BancFirst Corp.	18,754
3,049	Bancorp, Inc. (a)	18,507
758	BancorpSouth, Inc.	14,341
1,501	Bank of Commerce Holdings	11,813
455	Bank of Hawaii Corp.	25,134
426	Bank of Marin Bancorp	12,780
1,046	Bank OZK	17,468
1,592	BankUnited, Inc.	29,770
1,121	BCB Bancorp, Inc.	11,939
306	BOK Financial Corp.	13,023
700	Business First Bancshares, Inc.	9,450
441	C&F Financial Corp.	17,596
1,547	Cadence BanCorp	10,133
374	Camden National Corp.	11,762
568	Cathay General Bancorp (b)	13,036
889	CenterState Bank Corp.	15,318
205	Century Bancorp, Inc. - Class A	12,759
852	CIT Group, Inc.	14,706
221	City Holding Co.	14,703
344	Columbia Banking System, Inc.	9,219
1,127	Commerce Bancshares, Inc.	56,745
435	Community Bank Systems, Inc.	25,578
356	Community Trust Bancorp, Inc.	11,317
991	Cullen Frost Bankers, Inc.	55,288
971	Customers Bancorp, Inc. (a)	10,613
360	Eagle Bancorp, Inc.	10,876
1,796	East West Bancorp, Inc.	46,229
953	Enterprise Financial Services Corp.	26,598
2,369	F.N.B. Corp.	17,460
1,281	Farmers National Banc Corp.	14,898
545	Financial Institutions, Inc.	9,886
437	First Bancorp (North Carolina)	10,086
2,432	First BanCorp (Puerto Rico)	12,938
1,304	First Bank	9,050
890	First Business Financial Services, Inc.	13,795
206	First Capital, Inc.	12,339
105	First Citizens BancShares, Inc. - Class A	34,951
545	First Community Bancshares, Inc.	12,699
1,398	First Financial Bancorp.	20,844
1,556	First Financial Bankshares, Inc.	41,763
795	First Guaranty Bancshares, Inc.	11,472
728	First Hawaiian, Inc.	12,034
3,054	First Horizon National Corp.	24,615
936	First Internet Bancorp	15,369
500	First Merchants Corp.	13,245
970	First Midwest Bancorp, Inc.	12,838
1,790	Fulton Financial Corp. (b)	20,567
667	Glacier Bancorp, Inc.	22,681
343	Great Southern Bancorp, Inc.	13,857
814	Hancock Whitney Corp.	15,889
200	Hawthorn Bancshares, Inc.	3,670
402	Heartland Financial U.S.A., Inc.	12,140
755	Hilltop Holdings, Inc.	11,416
985	Home BancShares, Inc.	11,810
1,405	Hope Bancorp, Inc.	11,549
481	IBERIABANK Corp.	17,393

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
861	Independent Bank Corp.	$11,081
412	Independent Bank Group, Inc.	9,756
879	International Bancshares Corp.	23,628
1,515	Investors Bancorp, Inc.	12,105
981	Lakeland Bancorp, Inc.	10,605
400	Lakeland Financial Corp.	14,700
1,339	Macatawa Bank Corp.	9,534
573	Midland States Bancorp, Inc.	10,022
462	National Bank Holdings Corp. - Class A	11,042
486	NBT Bancorp, Inc.	15,742
328	Nicolet Bankshares, Inc. (a)	17,902
885	Northeast Bank	10,319
937	OFG Bancorp	10,476
1,437	Old National Bancorp	18,954
1,571	Old Second Bancorp, Inc.	10,856
549	Pacific Premier Bancorp, Inc.	10,343
822	PacWest Bancorp	14,730
183	Park National Corp.	14,208
1,432	Parke Bancorp, Inc.	19,318
624	Peapack Gladstone Financial Corp.	11,201
577	Peoples Bancorp, Inc.	12,781
503	Pinnacle Financial Partners, Inc.	18,883
1,431	Popular, Inc.	50,085
336	Preferred Bank	11,364
1,066	Premier Financial Bancorp, Inc.	13,218
700	Prosperity Bancshares, Inc. (b)	33,775
1,040	RBB Bancorp	14,269
578	S&T Bancorp, Inc.	15,791
658	Sandy Spring Bancorp, Inc.	14,897
838	ServisFirst Bancshares, Inc.	24,570
1,465	Shore Bancshares, Inc.	15,895
634	Signature Bank (b)	50,967
919	Simmons First National Corp. - Class A	16,910
266	South State Corp.	15,622
413	Southside Bancshares, Inc.	12,551
1,205	Sterling Bancorp	12,592
558	Stock Yards Bancorp, Inc.	16,143
582	Summit Financial Group, Inc.	12,344
2,278	Synovus Financial Corp.	40,002
840	TCF Financial Corp. (b)	19,034
496	Texas Capital Bancshares, Inc. (a)	10,996
1,000	The Bank of N.T. Butterfield & Son, Ltd.	17,030
132	Tompkins Financial Corp.	9,478
593	TowneBank	10,727
827	TriState Capital Holdings, Inc. (a)	7,997
493	Triumph Bancorp, Inc. (a)	12,818
586	Trustmark Corp.	13,654
342	UMB Financial Corp.	15,862
1,727	Umpqua Holdings Corp.	18,824
509	Union Bankshares, Inc.	11,453
477	United Bankshares, Inc. (b)	11,009
776	Unity Bancorp, Inc.	9,079
3,562	Valley National Bancorp	26,038
704	Veritex Holdings, Inc.	9,835
323	Washington Trust Bancorp, Inc.	11,809
976	Webster Financial Corp.	22,350
799	WesBanco, Inc.	18,936
901	West Bancorporation, Inc.	14,731
295	WestAmerica Bancorporation	17,340

Number of Shares		Value
	Banks (Continued)
1,599	Western Alliance Bancorp	$48,945
852	Wintrust Financial Corp.	27,997
1,851	Zions Bancorporation	49,533

		2,143,854

	Beverages - 0.32%
220	Boston Beer Co., Inc. - Class A (a)	80,863
6,862	Celsius Holdings, Inc. (a)	28,889
167	Coca-Cola Consolidated, Inc.	34,824
552	National Beverage Corp. (a)(b)	23,543

		168,119

	Biotechnology - 3.84%
613	ACADIA Pharmaceuticals, Inc. (a)	25,899
191	Acceleron Pharma, Inc. (a)	17,165
4,854	Achillion Pharmaceuticals, Inc. (a)(c)(d)(e)(f)	9,708
10,880	Acorda Therapeutics, Inc. (a)	10,147
1,316	Adverum Biotechnologies, Inc. (a)	12,857
20,514	Affimed NV (a)	32,412
1,817	Akebia Therapeutics, Inc. (a)	13,773
355	Alector, Inc. (a)	8,566
1,894	Alkermes PLC (a)	27,312
642	Alnylam Pharmaceuticals, Inc. (a)	69,882
3,772	AMAG Pharmaceuticals, Inc. (a)	23,311
511	Apellis Pharmaceuticals, Inc. (a)	13,690
1,717	Arena Pharmaceuticals, Inc. (a)(b)	72,114
1,321	Arrowhead Pharmaceuticals, Inc. (a)	38,005
311	Biohaven Pharmaceutical Holding Co., Ltd. (a)	10,583
281	BioSpecifics Technologies Corp. (a)	15,896
10,732	Catalyst Pharmaceuticals, Inc. (a)(b)	41,318
932	CEL-SCI Corp. (a)(b)	10,755
254	ChemoCentryx, Inc. (a)	10,206
891	Coherus Biosciences, Inc. (a)	14,452
874	Cytokinetics, Inc. (a)	10,304
233	Deciphera Pharmaceuticals, Inc. (a)	9,593
1,302	Dicerna Pharmaceuticals, Inc. (a)	23,918
1,129	Eagle Pharmaceuticals, Inc. (a)	51,934
410	Eidos Therapeutics, Inc. (a)	20,086
505	Emergent BioSolutions, Inc. (a)	29,219
397	Enanta Pharmaceuticals, Inc. (a)	20,418
677	Epizyme, Inc. (a)	10,500
323	Esperion Therapeutics, Inc. (a)	10,184
1,184	Exact Sciences Corp. (a)(b)	68,672
5,691	Exelixis, Inc. (a)	97,999
451	Fate Therapeutics, Inc. (a)	10,017
123	Forty Seven, Inc. (a)	11,737
247	Global Blood Therapeutics, Inc. (a)(b)	12,619
1,156	Halozyme Therapeutics, Inc. (a)	20,796
4,239	ImmunoGen, Inc. (a)	14,455
1,221	Invitae Corp. (a)	16,691
959	Ionis Pharmaceuticals, Inc. (a)(b)	45,342
852	Iovance Biotherapeutics, Inc. (a)	25,505
1,017	Ironwood Pharmaceuticals, Inc. (a)	10,262
764	Karyopharm Therapeutics, Inc. (a)	14,676
209	Kodiak Sciences, Inc. (a)	9,969
299	Krystal Biotech, Inc. (a)	12,929
27,156	Lexicon Pharmaceuticals, Inc. (a)(b)	52,954
382	Mirati Therapeutics, Inc. (a)	29,364
707	Moderna, Inc. (a)(b)	21,175
840	Molecular Templates, Inc. (a)	11,164
604	Momenta Pharmaceuticals, Inc. (a)	16,429

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology (Continued)
4,878	Myriad Genetics, Inc. (a)	$69,804
1,000	Natera, Inc. (a)	29,860
488	Neurocrine Biosciences, Inc. (a)	42,236
113,129	Palatin Technologies, Inc. (a)	47,921
6,347	PDL BioPharma, Inc. (a)	17,899
1,370	Pfenex, Inc. (a)	12,083
200	Principia Biopharma, Inc. (a)	11,876
369	PTC Therapeutics, Inc. (a)	16,461
8,126	Puma Biotechnology, Inc. (a)(b)	68,583
273	Ra Pharmaceuticals, Inc. (a)	13,107
1,619	Radius Health, Inc. (a)	21,047
1,887	Recro Pharma, Inc. (a)(b)	15,417
324	Repligen Corp. (a)	31,279
278	Sage Therapeutics, Inc. (a)	7,984
1,307	Seattle Genetics, Inc. (a)	150,802
1,046	TG Therapeutics, Inc. (a)	10,293
833	United Therapeutics Corp. (a)	78,989
5,392	Vanda Pharmaceuticals, Inc. (a)	55,861
2,390	Veracyte, Inc. (a)(b)	58,101
3,438	Vericel Corp. (a)	31,526
4,373	Voyager Therapeutics, Inc. (a)(b)	40,013
1,761	XBiotech, Inc. (a)	18,702
459	Xencor, Inc. (a)	13,715

		2,030,521

	Building Products - 1.68%
1,860	A. O. Smith Corp.	70,327
727	AAON, Inc.	35,129
599	Advanced Drainage Systems, Inc.	17,635
995	Allegion PLC (b)	91,560
363	American Woodmark Corp. (a)	16,542
11,879	Armstrong Flooring, Inc. (a)	16,987
528	Armstrong World Industries, Inc.	41,934
3,845	Builders FirstSource, Inc. (a)	47,024
1,959	Caesarstone, Ltd.	20,707
4,991	Cornerstone Building Brands, Inc. (a)	22,759
450	CSW Industrials, Inc.	29,182
1,905	Fortune Brands Home & Security, Inc.	82,391
1,017	Griffon Corp.	12,865
1,046	Insteel Industries, Inc.	13,859
2,018	JELD-WEN Holding, Inc. (a)	19,635
416	Lennox International, Inc. (b)	75,625
353	Masonite International Corp. (a)	16,750
1,361	Owens Corning, Inc. (b)	52,820
485	Patrick Industries, Inc.	13,658
952	PGT Innovations, Inc. (a)	7,987
1,328	Quanex Building Products Corp.	13,386
1,528	Resideo Technologies, Inc. (a)	7,396
669	Simpson Manufacturing Co., Inc.	41,465
1,024	Trex Co., Inc. (a)	82,063
1,113	Universal Forest Products, Inc.	41,392

		891,078

	Capital Markets - 2.40%
1,462	Ares Management Corp. - Class A	45,220
3,198	Arlington Asset Investment Corp. - Class A	7,004
1,629	Artisan Partners Asset Management, Inc. - Class A	35,007
1,168	B. Riley Financial, Inc.	21,515
4,399	Brightsphere Investment Group, Inc.	28,110
733	Cohen & Steers, Inc.	33,315

Number of Shares		Value
	Capital Markets (Continued)
1,252	Cowen Group, Inc. - Class A	$12,094
154	Diamond Hill Investment Group, Inc.	13,897
2,421	Donnelley Financial Solutions, Inc. (a)	12,759
1,675	Eaton Vance Corp.	54,019
762	Evercore, Inc. - Class A	35,098
539	FactSet Research Systems, Inc. (b)	140,506
1,946	Federated Investors, Inc.	37,071
1,237	GAMCO Investors, Inc. - Class A	13,595
1,523	Greenhill & Co., Inc.	14,986
733	Hamilton Lane, Inc. - Class A	40,542
748	Houlihan Lokey, Inc.	38,986
531	INTL. FCStone, Inc. (a)	19,254
1,512	Janus Henderson Group Plc	23,164
1,871	Lazard, Ltd. - Class A	44,081
732	Legg Mason, Inc.	35,758
1,383	LPL Financial Holdings, Inc.	75,277
410	MarketAxess Holdings, Inc. (b)	136,354
936	Moelis & Co. - Class A	26,302
478	Morningstar, Inc.	55,567
705	Oppenheimer Holdings, Inc. - Class A	13,931
206	Piper Jaffray Cos.	10,417
611	PJT Partners, Inc. - Class A	26,511
3,100	Pzena Investment Management, Inc. - Class A	13,826
3,510	Safeguard Scientifics, Inc.	19,480
1,551	SEI Investments Co.	71,873
2,242	Siebert Financial Corp. (a)	16,187
1,132	Silvercrest Asset Management Group, Inc. - Class A	10,709
1,078	Stifel Financial Corp.	44,500
241	Virtus Investment Partners, Inc.	18,342
1,922	Waddell & Reed Financial, Inc. - Class A (b)	21,872

		1,267,129

	Chemicals - 1.22%
1,100	Advanced Emissions Solutions, Inc.	7,227
149	Albemarle Corp. (b)	8,399
358	Ashland Global Holdings, Inc.	17,925
1,344	Axalta Coating Systems, Ltd. (a)	23,211
138	Balchem Corp.	13,623
362	Cabot Corp.	9,455
1,971	CF Industries Holdings, Inc. (b)	53,611
222	Chase Corp.	18,268
1,435	Element Solutions, Inc. (a)	11,997
1,455	FutureFuel Corp.	16,398
431	H.B. Fuller Co.	12,038
474	Hawkins, Inc.	16,874
2,022	Huntsman Corp. (b)	29,178
304	Ingevity Corp. (a)	10,701
223	Innospec, Inc.	15,496
711	Koppers Holdings, Inc. (a)	8,795
1,489	Kraton Corp. (a)	12,061
304	Minerals Technologies, Inc.	11,023
81	NewMarket Corp.	31,013
1,503	Olin Corp. (b)	17,540
2,660	OMNOVA Solutions, Inc. (a)	26,972
1,229	Orion Engineered Carbons SA	9,168
799	PolyOne Corp.	15,157
1,415	PQ Group Holdings, Inc. (a)	15,424
1,284	RPM International, Inc.	76,398
298	Sensient Technologies Corp.	12,966

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
279	Stepan Co.	$24,680
328	The Scotts Miracle-Gro Co. - Class A	33,587
3,209	Trecora Resources (a)	19,094
752	Trinseo SA	13,619
1,890	Tronox Holdings PLC - Class A	9,412
2,407	Valvoline, Inc.	31,508
285	Westlake Chemical Corp.	10,878

		643,696

	Commercial Services & Supplies - 1.80%
595	ABM Industries, Inc. (b)	14,494
2,731	ACCO Brands Corp.	13,792
2,505	ADT, Inc. (b)	10,822
732	Advanced Disposal Services, Inc. (a)	24,010
858	Avery Dennison Corp.	87,404
243	Barrett Business Services, Inc.	9,633
977	BrightView Holdings, Inc. (a)	10,806
1,008	Casella Waste Systems, Inc. - Class A (a)	39,372
2,268	CECO Environmental Corp. (a)(b)	10,592
1,000	Charah Solutions, Inc. (a)	1,710
470	Cimpress Plc (a)	25,004
319	Clean Harbors, Inc. (a)	16,377
759	Comfort Systems USA, Inc.	27,741
1,061	Covanta Holding Corp.	9,072
1,262	Deluxe Corp.	32,724
631	Ennis, Inc.	11,850
681	Healthcare Services Group, Inc. (b)	16,283
868	Heritage-Crystal Clean, Inc. (a)	14,096
1,750	Herman Miller, Inc.	38,850
1,219	HNI Corp.	30,707
1,008	IAA, Inc. (a)	30,200
1,162	Interface, Inc.	8,785
1,536	KAR Auction Services, Inc.	18,432
4,551	Kimball International, Inc. - Class B	54,202
2,167	Knoll, Inc.	22,363
200	McGrath RentCorp	10,476
476	MSA Safety, Inc.	48,171
5,960	Pitney Bowes, Inc.	12,158
4,067	Quad/Graphics, Inc.	10,249
2,280	Rollins, Inc.	82,399
415	SP Plus Corp. (a)	8,611
2,956	Steelcase, Inc. - Class A	29,176
382	Stericycle, Inc. (a)(b)	18,558
2,235	Sykes Enterprises, Inc. (a)	60,613
1,445	Team, Inc. (a)	9,392
568	Tetra Tech, Inc.	40,112
370	The Brinks Co.	19,258
347	US Ecology, Inc.	10,549
499	Viad Corp.	10,594

		949,637

	Communications Equipment - 1.11%
315	Acacia Communications, Inc. (a)	21,162
1,732	ADTRAN, Inc.	13,302
3,543	Calix, Inc. (a)	25,084
4,213	Cambium Networks Corp. (a)	23,593
4,257	Casa Systems, Inc. (a)	14,899
1,950	Ciena Corp. (a)	77,629
1,147	Clearfield, Inc. (a)	13,592
2,581	CommScope Holding Co., Inc. (a)	23,513

Number of Shares		Value
	Communications Equipment (Continued)
1,071	Comtech Telecommunications Corp.	$14,234
1,468	Digi International, Inc. (a)	14,005
676	EchoStar Corp. - Class A (a)(b)	21,612
12,420	Extreme Networks, Inc. (a)	38,378
3,420	Harmonic, Inc. (a)(b)	19,699
2,248	Infinera Corp. (a)	11,914
2,709	Inseego Corp. (a)	16,877
1,623	KVH Industries, Inc. (a)	15,305
734	Lumentum Holdings, Inc. (a)	54,096
1,520	NetScout Systems, Inc. (a)	35,978
12,569	Ribbon Communications, Inc. (a)	38,084
2,984	TESSCO Technologies, Inc.	14,592
339	Ubiquiti, Inc. (b)	47,996
2,605	Viavi Solutions, Inc. (a)	29,202

		584,746

	Construction & Engineering - 1.00%
2,045	AECOM (a)	61,043
1,248	Aegion Corp. (a)	22,377
1,005	Ameresco, Inc. - Class A (a)	17,115
660	Arcosa, Inc.	26,228
629	Construction Partners, Inc. - Class A (a)	10,624
681	EMCOR Group, Inc.	41,759
2,947	Great Lakes Dredge & Dock Corp. (a)	24,460
1,189	IES Holdings, Inc. (a)	20,986
1,211	Jacobs Engineering Group, Inc.	95,996
3,313	KBR, Inc.	68,513
789	MasTec, Inc. (a)(b)	25,824
500	NV5 Global, Inc. (a)(b)	20,645
1,106	Quanta Services, Inc. (b)	35,093
1,155	Sterling Construction Co., Inc. (a)	10,973
5,156	Tutor Perini Corp. (a)	34,648
1,215	WillScot Corp. (a)	12,308

		528,592

	Construction Materials - 0.13%
211	Eagle Materials, Inc.	12,327
2,880	Forterra, Inc. (a)	17,222
1,257	Summit Materials, Inc. - Class A (a)	18,855
1,128	US Concrete, Inc. (a)	20,462

		68,866

	Consumer Finance - 0.77%
203	Credit Acceptance Corp. (a)(b)	51,905
4,114	Curo Group Holdings Corp.	21,804
10,448	Elevate Credit, Inc. (a)	10,866
2,599	Enova International, Inc. (a)	37,659
395	FirstCash, Inc.	28,337
661	Green Dot Corp. - Class A (a)	16,783
5,200	Navient Corp.	39,416
510	Nelnet, Inc. - Class A	23,159
1,783	OneMain Holdings, Inc.	34,091
648	PRA Group, Inc. (a)	17,963
2,519	Regional Management Corp. (a)	34,410
3,790	Santander Consumer USA Holdings, Inc.	52,719
5,225	SLM Corp.	37,568

		406,680

	Containers & Packaging - 0.81%
414	AptarGroup, Inc.	41,210
783	Ardagh Group SA	9,286
1,225	Berry Plastics Group, Inc. (a)	41,295

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Containers & Packaging (Continued)
1,242	Crown Holdings, Inc. (a)	$72,086
2,192	Graphic Packaging Holding Co.	26,742
518	Greif, Inc. - Class A	16,105
436	Greif, Inc. - Class B	17,466
2,215	Myers Industries, Inc.	23,811
949	Packaging Corp. of America	82,402
1,158	Sealed Air Corp.	28,614
990	Silgan Holdings, Inc.	28,730
538	Sonoco Products Co.	24,936
394	UFP Technologies, Inc. (a)	15,007

		427,690

	Distributors - 0.11%
1,251	Core-Mark Holding Co., Inc.	35,741
2,263	Funko, Inc. - Class A (a)(b)	9,029
8,759	Greenlane Holdings, Inc. - Class A (a)	15,066

		59,836

	Diversified Consumer Services - 1.17%
1,613	Adtalem Global Education, Inc. (a)	43,212
1,527	American Public Education, Inc. (a)	36,541
303	Bright Horizons Family Solutions, Inc. (a)	30,906
1,028	Carriage Services, Inc.	16,602
496	Chegg, Inc. (a)(b)	17,747
1,795	Collectors Universe, Inc.	28,128
1,195	frontdoor, Inc. (a)	41,562
63	Graham Holdings Co. - Class B	21,494
410	Grand Canyon Education, Inc. (a)	31,277
4,372	H&R Block, Inc.	61,558
1,493	Hillenbrand, Inc.	28,531
4,953	Houghton Mifflin Harcourt Co. (a)	9,312
2,317	K12, Inc. (a)	43,699
1,705	Laureate Education, Inc. - Class A (a)	17,919
486	Matthews International Corp. - Class A	11,756
3,491	Perdoceo Education Corp. (a)	37,668
1,182	Service Corp. International	46,228
1,069	ServiceMaster Global Holdings, Inc. (a)	28,863
221	Strategic Education, Inc.	30,887
2,012	WW International, Inc. (a)	34,023

		617,913

	Diversified Financial Services - 0.43%
684	Cannae Holdings, Inc. (a)	22,907
898	Encore Capital Group, Inc. (a)(b)	20,995
3,322	FGL Holdings	32,555
1,479	GWG Holdings, Inc. (a)	15,027
2,954	Jefferies Financial Group, Inc.	40,381
675	Marlin Business Services Corp.	7,540
6,979	On Deck Capital, Inc. (a)	10,748
1,429	Voya Financial, Inc.	57,946
361	World Acceptance Corp. (a)	19,714

		227,813

	Diversified Telecommunication Services - 0.45%
270	Bandwidth, Inc. - Class A (a)	18,168
474	Cogent Communications Holdings, Inc.	38,854
3,839	Consolidated Communications Holdings, Inc.	17,468
43,087	Frontier Communications Corp. (a)	16,373
4,629	IDT Corp. - Class B (a)	25,089
658	Iridium Communications, Inc. (a)	14,693

Number of Shares		Value
	Diversified Telecommunication Services (Continued)
2,787	Ooma, Inc. (a)	$33,249
10,916	ORBCOMM, Inc. (a)	26,635
6,705	Vonage Holdings Corp. (a)	48,477

		239,006

	Electric Utilities - 0.82%
446	ALLETE, Inc.	27,063
280	El Paso Electric Co.	19,029
6,794	Genie Energy Ltd. - Class B (b)	48,781
1,019	Hawaiian Electric Industries, Inc.	43,868
497	IDACORP, Inc.	43,632
265	MGE Energy, Inc.	17,350
2,036	OGE Energy Corp.	62,566
881	Pinnacle West Capital Corp.	66,771
415	PNM Resources, Inc.	15,770
648	Portland General Electric Co.	31,065
7,364	Spark Energy, Inc. - Class A	46,172
238	Unitil Corp.	12,452

		434,519

	Electrical Equipment - 1.25%
677	Acuity Brands, Inc.	57,992
510	Allied Motion Technologies, Inc.	12,087
1,079	Atkore International Group, Inc. (a)	22,735
417	AZZ, Inc.	11,726
462	Belden, Inc.	16,669
926	Brady Corp. - Class A	41,790
358	Encore Wire Corp.	15,032
327	EnerSys	16,193
2,308	Enphase Energy, Inc. (a)(b)	74,525
524	Franklin Electric Co., Inc.	24,696
583	Generac Holdings, Inc. (a)	54,318
3,356	GrafTech International, Ltd. (b)	27,251
537	Hubbell, Inc. (b)	61,615
1,048	nVent Electric PLC	17,680
4,766	Plug Power, Inc. (a)	16,872
746	Powell Industries, Inc.	19,150
287	Preformed Line Products Co.	14,301
526	Regal Beloit Corp.	33,112
1,068	Sensata Technologies Holding PLC (a)	30,897
1,342	Sunrun, Inc. (a)	13,554
762	Thermon Group Holdings, Inc. (a)	11,483
849	Vicor Corp. (a)	37,815
2,321	Vivint Solar, Inc. (a)	10,143
362	Woodward Governor Co.	21,517

		663,153

	Electronic Equipment, Instruments & Components - 2.71%
2,033	Airgain, Inc. (a)	15,024
842	Anixter International, Inc. (a)	73,987
863	Arrow Electronics, Inc. (a)	44,764
1,197	Avnet, Inc.	30,045
1,530	Bel Fuse, Inc. - Class B	14,902
1,066	Benchmark Electronics, Inc.	21,309
2,498	Coda Octopus Group, Inc. (a)	14,014
1,665	Cognex Corp.	70,296
275	Coherent, Inc. (a)	29,263
508	CTS Corp.	12,644
2,371	Daktronics, Inc.	11,689
764	Dolby Laboratories, Inc. - Class A	41,416
650	Fabrinet (a)	35,464

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
394	FARO Technologies, Inc. (a)	$17,533
4,295	Fitbit, Inc. - Class A (a)	28,605
1,161	FLIR Systems, Inc.	37,024
832	Insight Enterprises, Inc. (a)	35,052
5,229	Iteris, Inc. (a)	16,733
503	Itron, Inc. (a)	28,082
1,611	Jabil, Inc.	39,598
1,312	KEMET Corp.	31,698
1,326	Knowles Corp. (a)	17,742
107	Littelfuse, Inc.	14,276
329	Mercury Systems, Inc. (a)	23,471
95	Mesa Laboratories, Inc.	21,479
519	Methode Electronics, Inc.	13,717
1,714	Napco Security Technologies, Inc. (a)	26,001
1,509	National Instruments Corp.	49,918
501	Novanta, Inc. (a)	40,020
244	OSI Systems, Inc. (a)	16,816
1,123	PAR Technology Corp. (a)	14,442
926	PC Connection, Inc.	38,160
369	Plexus Corp. (a)	20,133
166	Rogers Corp. (a)	15,674
1,129	Sanmina Corp. (a)	30,799
1,282	ScanSource, Inc. (a)	27,422
511	SYNNEX Corp.	37,354
533	Tech Data Corp. (a)(b)	69,743
2,532	Trimble, Inc. (a)	80,594
1,874	TTM Technologies, Inc. (a)(b)	19,377
227	Universal Display Corp.	29,914
1,951	Vishay Intertechnology, Inc.	28,114
496	Vishay Precision Group, Inc. (a)	9,960
765	Zebra Technologies Corp. - Class A (a)	140,454

		1,434,722

	Energy Equipment & Services - 0.14%
1,970	Era Group, Inc. (a)	10,500
610	Helmerich & Payne, Inc.	9,546
1,625	Matrix Service Co. (a)	15,389
11,414	NCS Multistage Holdings, Inc. (a)	7,305
4,342	Patterson-UTI Energy, Inc.	10,204
2,841	ProPetro Holding Corp. (a)	7,103
496	Seacor Holdings, Inc. (a)	13,372

		73,419

	Entertainment - 0.41%
4,431	AMC Entertainment Holdings, Inc. - Class A (b)	14,002
8,866	Eros International PLC (a)(b)	14,629
5,123	Glu Mobile, Inc. (a)	32,224
1,223	Liberty Media Corp. - Liberty Formula One - Class C (a)	33,302
2,092	Lions Gate Entertainment Corp. - Class A (a)(b)	12,719
2,917	Lions Gate Entertainment Corp. - Class B (a)	16,277
2,667	Rosetta Stone, Inc. (a)	37,391
67	The Madison Square Garden Co. - Class A (a)	14,165
815	The Marcus Corp.	10,041
4,747	Zynga, Inc. - Class A (a)	32,517

		217,267

	Food & Staples Retailing - 1.14%
625	Andersons, Inc.	11,719
1,885	BJ’s Wholesale Club Holdings, Inc. (a)	48,011

Number of Shares		Value
	Food & Staples Retailing (Continued)
532	Casey’s General Stores, Inc.	$70,485
353	Grocery Outlet Holding Corp. (a)	12,122
1,584	HF Foods Group, Inc. (a)	13,290
1,090	Ingles Markets, Inc. - Class A	39,414
2,198	Natural Grocers by Vitamin Cottage, Inc.	18,705
2,866	Performance Food Group Co. (a)	70,847
396	PriceSmart, Inc.	20,810
2,111	Rite Aid Corp. (a)	31,665
2,533	SpartanNash Co.	36,272
2,203	Sprouts Farmers Market, Inc. (a)(b)	40,954
1,314	The Chefs’ Warehouse, Inc. (a)	13,232
3,654	United Natural Foods, Inc. (a)	33,544
3,862	US Foods Holding Corp. (a)	68,396
1,158	Village Super Market, Inc. - Class A	28,464
1,093	Weis Markets, Inc.	45,534

		603,464

	Food Products - 1.46%
799	Alico, Inc.	24,801
128	Beyond Meat, Inc. (a)	8,525
35	Bridgford Foods Corp. (a)	807
724	Bunge Ltd.	29,706
299	Calavo Growers, Inc.	17,249
1,576	Darling International, Inc. (a)	30,212
4,223	Farmer Brothers Co. (a)	29,392
2,828	Flowers Foods, Inc.	58,031
849	Fresh Del Monte Produce, Inc.	23,441
1,758	Freshpet, Inc. (a)	112,283
2,081	Hostess Brands, Inc. (a)	22,183
647	Ingredion, Inc.	48,849
160	J&J Snack Foods Corp.	19,360
272	John B. Sanfilippo & Son, Inc.	24,317
1,582	Lamb Weston Holdings, Inc.	90,332
242	Lancaster Colony Corp.	35,003
1,107	Pilgrim’s Pride Corp. (a)	20,059
711	Post Holdings, Inc. (a)	58,992
142	Sanderson Farms, Inc.	17,511
912	Seneca Foods Corp. - Class A (a)	36,279
723	Simply Good Foods Co. (a)	13,925
545	The Hain Celestial Group, Inc. (a)	14,154
16	Tootsie Roll Industries, Inc.	567
781	TreeHouse Foods, Inc. (a)	34,481

		770,459

	Gas Utilities - 0.57%
919	Atmos Energy Corp. (b)	91,192
2,083	EQT Corp.	14,727
365	National Fuel Gas Co.	13,611
507	New Jersey Resources Corp.	17,223
267	Northwest Natural Holding Co.	16,487
340	ONE Gas, Inc.	28,431
529	South Jersey Industries, Inc.	13,225
295	Southwest Gas Holdings, Inc.	20,520
289	Spire, Inc.	21,524
2,322	UGI Corp.	61,928

		298,868

	Health Care Equipment & Supplies - 4.82%
6,304	Accuray, Inc. (a)	11,978
5,925	Alphatec Holdings, Inc. (a)	20,441
3,218	AngioDynamics, Inc. (a)	33,564

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
1,178	Anika Therapeutics, Inc. (a)	$34,056
7,943	Antares Pharma, Inc. (a)	18,745
1,085	AtriCure, Inc. (a)	36,445
50	Atrion Corp.	32,500
1,754	AxoGen, Inc. (a)	18,242
1,253	Cardiovascular Systems, Inc. (a)	44,118
2,668	Cerus Corp. (a)	12,406
22,436	Conformis, Inc. (a)	14,135
304	CONMED Corp.	17,410
636	CryoLife, Inc. (a)(b)	10,761
1,251	CryoPort, Inc. (a)(b)	21,355
1,762	Cutera, Inc. (a)	23,012
4,203	CytoSorbents Corp. (a)	32,489
1,124	DexCom, Inc. (a)(b)	302,659
552	Envista Holdings Corp. (a)	8,247
2,359	GenMark Diagnostics, Inc. (a)	9,719
283	Glaukos Corp. (a)	8,733
2,053	Globus Medical, Inc. - Class A (a)	87,314
776	Haemonetics Corp. (a)	77,336
974	Hill-Rom Holdings, Inc.	97,984
177	ICU Medical, Inc. (a)	35,713
510	Inogen, Inc. (a)	26,347
691	Insulet Corp. (a)	114,485
489	Integer Holdings Corp. (a)	30,739
593	Integra LifeSciences Holdings Corp. (a)	26,489
2,362	Invacare Corp.	17,550
901	iRadimed Corp. (a)	19,236
580	iRhythm Technologies, Inc. (a)	47,183
2,708	Lantheus Holdings, Inc. (a)	34,554
1,427	LeMaitre Vascular, Inc.	35,561
283	LivaNova PLC (a)(b)	12,806
631	Masimo Corp. (a)	111,763
4,429	Meridian Bioscience, Inc. (a)	37,204
534	Merit Medical Systems, Inc. (a)	16,687
1,613	Natus Medical, Inc. (a)	37,309
382	Neogen Corp. (a)(b)	25,590
5,959	Neuronetics, Inc. (a)	11,263
1,245	Novocure, Ltd. (a)(b)	83,838
1,210	NuVasive, Inc. (a)	61,299
1,275	Orthofix Medical, Inc. (a)	35,713
630	OrthoPediatrics Corp. (a)	24,973
474	Penumbra, Inc. (a)(b)	76,470
564	Quidel Corp. (a)	55,165
2,448	SeaSpine Holdings Corp. (a)	20,000
567	Silk Road Medical, Inc. (a)	17,849
2,315	STAAR Surgical Co. (a)	74,682
821	STERIS PLC	114,915
721	SurModics, Inc. (a)	24,024
1,467	Tactile Systems Technology, Inc. (a)	58,915
1,260	Tandem Diabetes Care, Inc. (a)(b)	81,081
1,094	Varex Imaging Corp. (a)	24,845
737	West Pharmaceutical Services, Inc.	112,208
877	Wright Medical Group NV (a)	25,126
4,160	Zynex, Inc. (a)	46,051

		2,551,282

	Health Care Providers & Services - 3.21%
2,050	Acadia Healthcare Co., Inc. (a)(b)	37,617
435	Addus HomeCare Corp. (a)	29,406

Number of Shares		Value
	Health Care Providers & Services (Continued)
925	Amedisys, Inc. (a)	$169,774
4,095	American Renal Associates Holdings, Inc. (a)	27,068
1,206	AMN Healthcare Services, Inc. (a)	69,719
1,015	BioTelemetry, Inc. (a)	39,088
5,027	Brookdale Senior Living, Inc. (a)	15,684
2,078	Catasys, Inc. (a)(b)	31,648
234	Chemed Corp. (b)	101,369
359	CorVel Corp. (a)	19,569
2,025	Covetrus, Inc. (a)	16,484
6,262	Cross Country Healthcare, Inc. (a)	42,206
1,150	Encompass Health Corp.	73,635
200	Guardant Health, Inc. (a)	13,920
699	Hanger Orthopedic Group, Inc. (a)	10,890
534	HMS Holdings Corp. (a)	13,494
2,113	Joint Corp/The (a)	22,926
437	LHC Group, Inc. (a)	61,267
854	Magellan Health Services, Inc. (a)	41,086
3,820	MEDNAX, Inc. (a)	44,465
1,059	Molina Healthcare, Inc. (a)	147,953
414	National HealthCare Corp.	29,696
1,763	National Research Corp.	80,181
2,095	Option Care Health, Inc. (a)	19,840
9,679	Owens & Minor, Inc.	88,563
2,306	Patterson Cos., Inc.	35,259
1,108	PerkinElmer, Inc. (b)	83,410
556	PetIQ, Inc. (a)(b)	12,916
848	Premier, Inc. - Class A (a)	27,747
491	Providence Service Corp. (a)	26,946
2,564	R1 RCM, Inc. (a)	23,307
3,599	RadNet, Inc. (a)	37,825
2,880	Select Medical Holdings Corp. (a)	43,200
5,927	Surgery Partners, Inc. (a)	38,703
2,482	Tenet Healthcare Corp. (a)(b)	35,741
898	The Ensign Group, Inc.	33,774
3,610	Tivity Health, Inc. (a)	22,707
1,494	Triple-S Management Corp. - Class B (a)(b)	21,065
119	US Physical Therapy, Inc.	8,211

		1,698,359

	Health Care Technology - 0.68%
3,871	Allscripts Healthcare Solutions, Inc. (a)	27,252
1,567	Computer Programs & Systems, Inc.	34,866
741	HealthStream, Inc. (a)	17,747
1,016	Inovalon Holdings, Inc. - Class A (a)	16,926
477	Inspire Medical Systems, Inc. (a)	28,753
6,097	NextGen Healthcare, Inc. (a)	63,653
482	Omnicell, Inc. (a)	31,610
1,387	Simulations Plus, Inc.	48,434
453	Teladoc Health, Inc. (a)(b)	70,219
958	Vocera Communications, Inc. (a)	20,348

		359,808

	Hotels, Restaurants & Leisure - 2.12%
2,631	Aramark	52,541
7,193	BBX Capital Corp.	16,616
226	Biglari Holdings, Inc. - Class B (a)	11,616
1,157	BJ’s Restaurants, Inc.	16,071
1,404	Bloomin’ Brands, Inc.	10,025
2,372	Bluegreen Vacations Corp.	13,710
1,048	Boyd Gaming Corp.	15,112
440	Brinker International, Inc.	5,284

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
4,975	Caesars Entertainment Corp. (a)(b)	$33,631
3,135	Callaway Golf Co.	32,040
504	Cheesecake Factory, Inc. (b)	8,608
990	Choice Hotels International, Inc. (b)	60,637
354	Churchill Downs, Inc.	36,444
94	Cracker Barrel Old Country Store, Inc. (b)	7,823
1,712	Dave & Buster’s Entertainment, Inc.	22,393
5,046	Del Taco Restaurants, Inc. (a)	17,308
1,622	Denny’s Corp. (a)	12,457
268	Dine Brands Global, Inc.	7,686
559	Domino’s Pizza, Inc.	181,155
650	Dunkin’ Brands Group, Inc.	34,515
1,638	El Pollo Loco Holdings, Inc. (a)	13,841
1,606	Eldorado Resorts, Inc. (a)	23,126
2,817	Everi Holdings, Inc. (a)	9,296
2,863	Fiesta Restaurant Group, Inc. (a)	11,538
794	Hilton Grand Vacations, Inc. (a)	12,521
260	Hyatt Hotels Corp. - Class A	12,454
3,100	International Game Technology Plc (b)	18,445
3,608	J Alexander’s Holdings, Inc. (a)	13,819
252	Jack in the Box, Inc. (b)	8,833
413	Marriott Vacations Worldwide Corp.	22,955
405	Monarch Casino & Resort, Inc. (a)	11,368
274	Nathan’s Famous, Inc.	16,714
530	Papa John’s International, Inc. (b)	28,286
2,779	Penn National Gaming, Inc. (a)(b)	35,154
518	Planet Fitness, Inc. - Class A (a)	25,227
6,904	PlayAGS, Inc. (a)	18,296
4,210	Potbelly Corp. (a)	13,009
1,139	RCI Hospitality Holdings, Inc.	11,356
6,720	Red Lion Hotels Corp. (a)	9,811
854	Red Robin Gourmet Burgers, Inc. (a)	7,276
1,273	Ruth’s Hospitality Group, Inc.	8,504
1,433	Scientific Games Corp. - Class A (a)	13,900
760	SeaWorld Entertainment, Inc. (a)(b)	8,375
289	Shake Shack, Inc. - Class A (a)	10,907
578	Texas Roadhouse, Inc.	23,871
1,114	The Wendy’s Co.	16,576
203	Vail Resorts, Inc. (b)	29,985
614	Wingstop, Inc. (b)	48,936
754	Wyndham Destinations, Inc.	16,362
854	Wyndham Hotels & Resorts Inc.	26,910

		1,123,323

	Household Durables - 1.73%
2,661	Bassett Furniture Industries, Inc.	14,502
1,900	Beazer Homes USA, Inc. (a)	12,236
114	Cavco Industries, Inc. (a)	16,523
692	Century Communities, Inc. (a)	10,041
1,908	Ethan Allen Interiors, Inc.	19,500
6,318	GoPro, Inc. - Class A (a)(b)	16,553
2,156	Green Brick Partners, Inc. (a)	17,356
1,050	Hamilton Beach Brands Holding Co. - Class A	9,985
322	Helen of Troy, Ltd. (a)	46,378
549	Installed Building Products, Inc. (a)	21,889
689	iRobot Corp. (a)(b)	28,180
1,716	KB Home	31,060
1,375	La-Z-Boy, Inc.	28,256
1,092	Legacy Housing Corp. (a)	10,101

Number of Shares		Value
	Household Durables (Continued)
716	Leggett & Platt, Inc.	$19,103
154	LGI Homes, Inc. (a)(b)	6,953
2,004	Lifetime Brands, Inc.	11,323
1,726	Lovesac Co. (a)	10,063
402	M.D.C Holdings, Inc.	9,326
840	M/I Homes, Inc. (a)	13,885
563	Meritage Homes Corp. (a)	20,555
2,946	Newell Rubbermaid, Inc.	39,123
44	NVR, Inc. (a)(b)	113,041
2,665	PulteGroup, Inc.	59,483
3,334	Purple Innovation, Inc. (a)	18,937
1,018	Roku, Inc. (a)	89,055
1,203	Skyline Champion Corp. (a)	18,863
2,422	Sonos, Inc. (a)	20,538
2,083	Taylor Morrison Home Corp. - Class A (a)	22,913
766	Tempur Sealy International, Inc. (a)(b)	33,482
1,872	Toll Brothers, Inc. (b)	36,036
329	TopBuild Corp. (a)	23,569
2,270	TRI Pointe Group, Inc. (a)	19,908
14,303	Tupperware Brands Corp. (b)	23,171
400	Universal Electronics, Inc. (a)	15,348
2,710	ZAGG, Inc. (a)	8,428

		915,663

	Household Products - 0.29%
537	Central Garden & Pet Co. (a)(b)	14,768
890	Central Garden & Pet Co. - Class A (a)	22,757
257	Energizer Holdings, Inc. (b)	7,774
656	Oil-Dri Corp. of America	21,937
438	WD-40 Co.	87,972

		155,208

	Independent Power and Renewable Electricity Producers - 0.84%
24,162	Atlantic Power Corp. (a)	51,707
2,691	Clearway Energy, Inc. - Class A	46,204
3,175	Clearway Energy, Inc. - Class C	59,690
3,684	NRG Energy, Inc.	100,426
229	Ormat Technologies, Inc.	15,494
3,863	TerraForm Power, Inc. - Class A	60,919
6,962	Vistra Energy Corp.	111,114

		445,554

	Industrial Conglomerates - 0.27%
590	Carlisle Companies, Inc.	73,915
523	Otter Tail Corp.	23,253
467	Raven Industries, Inc.	9,914
4	Seaboard Corp.	11,251
231	Standex International Corp.	11,324
976	Tredegar Corp.	15,255

		144,912

	Insurance - 3.89%
149	Alleghany Corp.	82,300
1,015	American Equity Investment Life Holding Co.	19,082
1,170	American Financial Group, Inc.	81,994
151	American National Insurance Co.	12,439
619	AMERISAFE, Inc.	39,907
328	Argo Group International Holdings, Ltd.	12,156
731	Assurant, Inc.	76,090
1,651	Assured Guaranty, Ltd.	42,579

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Insurance (Continued)
762	Axis Capital Holdings, Ltd. (b)	$29,451
725	Benefytt Technologies, Inc. (a)(b)	16,233
819	Brighthouse Financial, Inc. (a)	19,795
3,370	Brown & Brown, Inc.	122,061
1,532	CNO Financial Group, Inc.	18,981
2,086	Crawford & Co. - Class A	15,019
840	Donegal Group, Inc. - Class A	12,768
306	eHealth, Inc. (a)	43,091
662	Employers Holdings, Inc.	26,818
280	Enstar Group Ltd. (a)	44,534
419	Erie Indemnity Co. - Class A	62,113
537	Everest Re Group, Ltd.	103,330
270	FBL Financial Group, Inc. - Class A	12,601
1,790	First American Financial Corp.	75,914
6,765	Genworth Financial, Inc. - Class A (a)	22,460
358	Global Indemnity Ltd.	9,129
1,415	Globe Life, Inc. (b)	101,838
211	Goosehead Insurance, Inc. - Class A (a)(b)	9,417
3,545	Hallmark Financial Services, Inc. (a)	14,322
279	HCI Group, Inc.	11,230
1,279	Heritage Insurance Holdings, Inc.	13,698
419	Horace Mann Educators Corp.	15,331
510	Independence Holding Co.	13,036
124	Investors Title Co.	15,872
470	James River Group Holdings, Ltd.	17,033
826	Kemper Corp.	61,430
298	Kinsale Capital Group, Inc.	31,150
560	Mercury General Corp.	22,803
1,458	National General Holdings Corp.	24,130
85	National Western Life Group, Inc. - Class A	14,620
4,925	Old Republic International Corp.	75,106
626	Primerica, Inc.	55,388
686	Reinsurance Group of America, Inc.	57,720
623	RenaissanceRe Holdings, Ltd.	93,026
576	RLI Corp.	50,648
217	Safety Insurance Group, Inc.	18,321
612	Selective Insurance Group, Inc.	30,416
507	Stewart Information Services Corp.	13,522
633	The Hanover Insurance Group, Inc.	57,337
2,138	Third Point Reinsurance, Ltd. (a)	15,843
2,196	Tiptree, Inc. - Class A	11,463
340	United Fire Group, Inc.	11,087
1,750	Universal Insurance Holdings, Inc.	31,360
2,048	Unum Group	30,740
1,786	W.R. Berkley Corp.	93,176
519	Watford Holdings Ltd. (a)	7,603
42	White Mountains Insurance Group, Ltd. - ADR	38,220

		2,057,731

	Interactive Media & Services - 0.55%
1,455	Cargurus, Inc. (a)	27,558
2,067	Cars.com, Inc. (a)	8,888
9,148	DHI Group, Inc. (a)	19,760
1,970	EverQuote, Inc. - Class A (a)	51,712
2,860	QuinStreet, Inc. (a)	23,023
4,462	The Meet Group, Inc. (a)	26,192
4,879	Travelzoo (a)	19,174
1,713	TripAdvisor, Inc. - Class A	29,789
6,999	TrueCar, Inc. (a)	16,938

Number of Shares		Value
	Interactive Media & Services (Continued)
1,671	Yelp, Inc. (a)	$30,128
442	Zillow Group, Inc. - Class A (a)	15,015
701	Zillow Group, Inc. - Class C (a)(b)	25,250

		293,427

	Internet & Direct Marketing Retail - 0.83%
3,202	1-800-Flowers.com, Inc. - Class A (a)	42,362
2,992	Duluth Holdings, Inc. - Class B (a)	11,998
1,417	Etsy, Inc. (a)	54,470
32,902	Groupon, Inc. (a)	32,251
322	GrubHub, Inc. (a)	13,115
1,853	Lands’ End, Inc. (a)	9,895
10,456	Leaf Group, Ltd. (a)	14,011
7,794	Liberty TripAdvisor Holdings, Inc. - Class A (a)	14,029
1,348	PetMed Express, Inc.	38,795
3,266	Qurate Retail, Inc. - Series A (a)	19,939
740	Shutterstock, Inc.	23,798
670	Stamps.com, Inc. (a)	87,154
1,489	Stitch Fix, Inc. - Class A (a)(b)	18,910
1,218	The RealReal, Inc. (a)	8,538
40,991	Waitr Holdings, Inc. (a)(b)	50,419

		439,684

	Internet Software & Services - 0.05%
1,843	Benefitfocus, Inc. (a)	16,421
5,517	Marchex, Inc. - Class B (a)	8,000

		24,421

	IT Services - 3.89%
1,391	Alliance Data Systems Corp.	46,807
1,662	Amdocs Ltd.	91,360
1,286	Black Knight, Inc. (a)	74,665
2,269	Booz Allen Hamilton Holding Corp.	155,744
3,529	Brightcove, Inc. (a)	24,597
504	CACI International, Inc. - Class A (a)	106,420
1,526	Cardtronics PLC - Class A (a)(b)	31,924
340	Cass Information Systems, Inc.	11,954
5,437	Conduent, Inc. (a)	13,321
1,424	CoreLogic, Inc.	43,489
1,294	CSG Systems International, Inc.	54,154
590	EPAM Systems, Inc. (a)(b)	109,539
657	Euronet Worldwide, Inc. (a)	56,318
1,520	EVERTEC, Inc.	34,550
538	ExlService Holdings, Inc. (a)	27,992
2,351	Genpact, Ltd.	68,649
1,607	GTT Communications, Inc. (a)(b)	12,776
16,924	Information Services Group, Inc. (a)	43,495
2,412	International Money Express, Inc. (a)	22,022
1,765	Leidos Holdings, Inc.	161,762
6,579	Limelight Networks, Inc. (a)	37,500
770	ManTech International Corp. - Class A	55,956
1,785	Maximus, Inc.	103,887
315	MongoDB, Inc. (a)	43,010
2,526	NIC, Inc.	58,098
913	Okta, Inc. (a)(b)	111,623
1,853	Perficient, Inc. (a)	50,198
3,120	Perspecta, Inc.	56,909
6,015	PRGX Global, Inc. (a)	16,842
5,658	Sabre Corp.	33,552
985	Science Applications International Corp.	73,510
1,010	Switch, Inc. - Class A	14,574

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
2,629	The Hackett Group, Inc.	$33,441
840	TTEC HLDGS, Inc.	30,845
4,280	Unisys Corp. (a)	52,858
1,467	Verra Mobility Corp. (a)	10,474
1,094	Virtusa Corp. (a)	31,070
512	WEX, Inc. (a)	53,530

		2,059,415

	Leisure Products - 0.80%
1,131	Acushnet Holdings Corp.	29,089
743	Brunswick Corp.	26,280
1,226	Clarus Corp.	12,015
600	Escalade, Inc.	3,570
509	Johnson Outdoors, Inc. - Class A	31,914
970	Malibu Boats, Inc. - Class A (a)	27,926
1,817	Marine Products Corp.	14,681
2,894	MasterCraft Boat Holdings, Inc. (a)	21,126
2,637	Mattel, Inc. (a)(b)	23,232
556	Polaris Industries, Inc.	26,771
763	Pool Corp. (b)	150,136
504	Sturm, Ruger & Co., Inc.	25,659
2,090	Vista Outdoor, Inc. (a)	18,392
701	YETI Holdings, Inc. (a)(b)	13,684

		424,475

	Life Sciences Tools & Services - 1.23%
196	Bio-Rad Laboratories, Inc. - Class A (a)	68,710
228	Bio-Techne Corp.	43,233
1,583	Bruker Corp.	56,766
645	Charles River Laboratories International, Inc. (a)	81,405
4,630	ChromaDex Corp. (a)	15,094
1,706	Luminex Corp.	46,966
847	Medpace holdings, Inc. (a)	62,153
2,056	NanoString Technologies, Inc. (a)	49,447
1,351	NeoGenomics, Inc. (a)	37,301
654	PRA Health Sciences, Inc. (a)	54,308
1,855	QIAGEN NV (a)	77,168
1,444	Syneos Health, Inc. (a)	56,923

		649,474

	Machinery - 3.22%
696	AGCO Corp.	32,886
225	Alamo Group, Inc.	19,975
270	Albany International Corp. - Class A	12,779
1,410	Allison Transmission Holdings, Inc.	45,980
1,361	Altra Industrial Motion Corp.	23,804
506	Astec Industries, Inc.	17,695
525	Badger Meter, Inc.	28,140
583	Barnes Group, Inc.	24,387
750	Blue Bird Corp. (a)	8,198
620	Chart Industries, Inc. (a)	17,968
957	Colfax Corp. (a)	18,949
1,234	Columbus McKinnon Corp.	30,850
6,893	Commercial Vehicle Group, Inc. (a)	10,408
501	Crane Co.	24,639
803	DMC Global, Inc. (b)	18,477
1,525	Donaldson Co., Inc.	58,911
312	Douglas Dynamics, Inc.	11,079
330	EnPro Industries, Inc.	13,061
347	ESCO Technologies, Inc.	26,341

Number of Shares		Value
	Machinery (Continued)
705	Evoqua Water Technologies Corp. (a)	$7,903
753	Federal Signal Corp.	20,542
743	Flowserve Corp.	17,750
1,670	Gates Industrial Corp PLC (a)(b)	12,325
1,158	Gencor Industries, Inc. (a)	12,159
1,917	Graco, Inc. (b)	93,415
788	IDEX Corp. (b)	108,831
1,435	Ingersoll Rand, Inc. (a)	35,588
740	ITT, Inc.	33,566
581	John Bean Technologies Corp.	43,151
241	Kadant, Inc. (b)	17,991
667	Kennametal, Inc.	12,420
1,181	L.B. Foster Co. - Class A (a)	14,597
623	Lincoln Electric Holdings, Inc.	42,987
1,450	Lydall, Inc. (a)	9,367
1,403	Meritor, Inc. (a)	18,590
710	Mueller Industries, Inc.	16,997
1,123	Mueller Water Products, Inc. - Class A	8,995
407	Navistar International Corp. (a)	6,711
3,973	NN, Inc.	6,873
581	Nordson Corp.	78,476
635	Omega Flex, Inc.	53,594
697	Oshkosh Corp.	44,838
968	Park-Ohio Holdings Corp.	18,334
1,549	Pentair PLC	46,098
376	Proto Labs, Inc. (a)	28,625
145	RBC Bearings, Inc. (a)	16,355
1,986	REV Group, Inc.	8,282
1,015	Rexnord Corp.	23,010
748	Snap-on, Inc.	81,397
931	Spartan Motors, Inc.	12,019
902	SPX Corp. (a)	29,441
586	SPX FLOW, Inc. (a)	16,654
351	Tennant Co.	20,340
689	Terex Corp. (b)	9,894
568	The Eastern Co.	11,076
350	The Middleby Corp. (a)	19,908
859	The Timken Co.	27,780
1,221	The Toro Co.	79,475
5,684	Titan International, Inc.	8,810
1,320	TriMas Corp. (a)	30,492
118	Valmont Industries, Inc.	12,506
1,564	Wabash National Corp. (b)	11,292
361	Watts Water Technologies, Inc. - Class A	30,559

		1,704,540

	Marine - 0.09%
2,194	Costamere, Inc.	9,917
274	Kirby Corp. (a)	11,911
13,501	Safe Bulkers, Inc. (a)	16,066
4,624	Scorpio Bulkers, Inc.	11,699

		49,593

	Media - 1.15%
438	AMC Networks, Inc. - Class A (a)(b)	10,648
44	Cable One, Inc.	72,337
466	Cardlytics, Inc. (a)	16,291
4,264	Central European Media Enterprises, Ltd. - Class A (a)	13,346
1,437	Cinemark Holdings, Inc.	14,643
3,078	Emerald Holding, Inc.	7,972

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media (Continued)
4,653	Entercom Communications Corp. - Class A	$7,957
8,066	Fluent, Inc. (a)	9,437
496	GCI Liberty, Inc. - Class A (a)	28,257
1,370	Gray Television, Inc. (a)	14,714
1,397	IMAX Corp. (a)	12,643
651	John Wiley & Sons, Inc. - Class A	24,406
1,108	Liberty Latin America, Ltd. - Class A (a)	11,656
1,329	Liberty Latin America, Ltd. - Class C (a)	13,636
19,666	Lee Enterprises, Inc. (a)	19,332
1,208	MSG Networks, Inc. - Class A (a)(b)	12,322
2,506	News Corp. - Class A	22,491
933	News Corp. - Class B	8,388
529	Nexstar Media Group, Inc. - Class A	30,539
644	Scholastic Corp.	16,416
893	Sinclair Broadcast Group, Inc. - Class A (b)	14,359
2,794	TechTarget, Inc. (a)	57,584
2,414	TEGNA, Inc.	26,216
1,184	The E.W. Scripps Co. - Class A	8,927
3,321	The Interpublic Group of Companies, Inc.	53,767
2,099	The New York Times Co. - Class A (b)	64,460
536	Value Line, Inc.	17,340

		610,084

	Metals & Mining - 0.87%
2,495	Alcoa Corp. (a)	15,369
1,375	Allegheny Technologies, Inc. (a)(b)	11,688
2,576	Cleveland-Cliffs, Inc. (b)	10,175
2,826	Coeur Mining, Inc. (a)	9,071
1,494	Commercial Metals Co.	23,590
213	Compass Minerals International, Inc.	8,194
503	Gibraltar Industries, Inc. (a)	21,589
539	Haynes International, Inc.	11,109
5,106	Hecla Mining Co.	9,293
133	Kaiser Aluminum Corp. (b)	9,214
540	Materion Corp.	18,905
2,048	Novagold Resources, Inc. (a)	15,114
2,390	Olympic Steel, Inc.	24,737
1,068	Reliance Steel & Aluminum Co. (b)	93,546
306	Royal Gold, Inc.	26,839
4,021	Ryerson Holding Corp. (a)	21,392
1,101	Schnitzer Steel Industries, Inc. - Class A	14,357
2,359	Steel Dynamics, Inc.	53,172
4,614	SunCoke Energy, Inc.	17,764
3,366	TimkenSteel Corp. (a)	10,872
1,872	Warrior Met Coal, Inc.	19,881
483	Worthington Industries, Inc.	12,679

		458,550

	Multiline Retail - 0.60%
1,391	Big Lots, Inc.	19,780
836	Burlington Stores, Inc. (a)(b)	132,473
634	Dillard’s, Inc. - Class A (b)	23,426
40,412	J.C. Penney Co., Inc. (a)	14,548
2,778	Kohl’s Corp.	40,531
6,034	Macy’s, Inc. (b)	29,627
1,814	Nordstrom, Inc. (b)	27,827
645	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	29,889

		318,101

Number of Shares		Value
	Multi-Utilities - 0.42%
1,849	Alliant Energy Corp.	$89,288
418	Avista Corp.	17,761
634	Black Hills Corp.	40,595
2,100	MDU Resources Group, Inc.	45,150
520	NorthWestern Corp.	31,112

		223,906

	Oil, Gas & Consumable Fuels - 0.56%
7,098	Amyris, Inc. (a)(b)	18,171
424	Arch Coal, Inc. - Class A	12,253
211	Chesapeake Utilities Corp.	18,085
602	CVR Energy, Inc.	9,951
1,176	Delek US Holdings, Inc	18,534
4,203	DHT Holdings, Inc.	32,237
2,527	Dorian LPG, Ltd. (a)	22,010
1,362	HollyFrontier Corp.	33,383
620	NACCO Industries, Inc. - Class A	17,348
6,499	Nordic American Tankers Ltd.	29,440
1,067	Par Pacific Holdings, Inc. (a)	7,576
844	PBF Energy, Inc. - Class A	5,975
1,905	Teekay Tankers Ltd. - Class A (a)	42,367
1,111	World Fuel Services Corp.	27,975

		295,305

	Paper & Forest Products - 0.20%
1,083	Boise Cascade Co.	25,754
749	Domtar Corp.	16,208
978	Louisiana-Pacific Corp.	16,802
1,385	PH Glatfelter Co.	16,925
530	Schweitzer-Mauduit International, Inc. (b)	14,745
1,129	Verso Corp. - Class A (a)	12,735

		103,169

	Personal Products - 0.65%
974	BellRing Brands, Inc. - Class A (a)	16,607
582	Edgewell Personal Care Co. (a)	14,014
1,430	elf Beauty, Inc. (a)	14,071
2,012	Herbalife Nutrition, Ltd. (a)(b)	58,670
537	Inter Parfums, Inc.	24,890
2,986	Lifevantage Corp. (a)	30,756
585	Medifast, Inc. (b)	36,562
3,561	Nature’s Sunshine Products, Inc. (a)	28,951
1,975	Nu Skin Enterprises, Inc. - Class A	43,154
1,263	Revlon, Inc. - Class A (a)(b)	13,805
929	USANA Health Sciences, Inc. (a)	53,659
13,755	Youngevity International, Inc. (a)(b)	9,628

		344,767

	Pharmaceuticals - 2.12%
15,910	Akorn, Inc. (a)	8,929
4,196	Amneal Pharmaceuticals, Inc. (a)	14,602
1,006	ANI Pharmaceuticals, Inc. (a)	40,984
353	Arvinas, Inc. (a)	14,226
75,427	Assertio Therapeutics, Inc. (a)	49,027
431	Axsome Therapeutics, Inc. (a)	25,356
5,683	BioDelivery Sciences International, Inc. (a)	21,539
1,268	Catalent, Inc. (a)	65,873
5,713	Collegium Pharmaceutical, Inc. (a)(b)	93,293
5,875	Corcept Therapeutics, Inc. (a)(b)	69,854
12,032	Endo International PLC (a)	44,518
3,558	Horizon Therapeutics Plc (a)	105,388

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
3,571	Innoviva, Inc. (a)(b)	$41,995
1,645	Intersect ENT, Inc. (a)	19,493
935	Jazz Pharmaceuticals PLC (a)	93,257
7,438	Lannett Co., Inc. (a)(b)	51,694
28,990	Mallinckrodt PLC (a)(b)	57,400
287	MyoKardia, Inc. (a)	13,455
466	Odonate Therapeutics, Inc. (a)	12,866
530	Pacira Pharmaceuticals, Inc. (a)	17,771
1,769	Perrigo Co. PLC	85,071
1,033	Phibro Animal Health Corp. - Class A	24,968
1,992	Prestige Consumer Healthcare, Inc. (a)	73,067
99	Reata Pharmaceuticals, Inc. - Class A (a)	14,290
663	Revance Therapeutics, Inc. (a)	9,812
2,950	Supernus Pharmaceuticals, Inc. (a)	53,070

		1,121,798

	Professional Services - 1.20%
965	ASGN, Inc. (a)	34,084
3,417	BG Staffing, Inc.	25,559
1,552	CBIZ, Inc. (a)	32,468
422	CRA International, Inc.	14,099
360	Exponent, Inc.	25,888
540	Forrester Research, Inc. (a)	15,784
1,236	Franklin Covey Co. (a)	19,207
504	FTI Consulting, Inc. (a)	60,364
1,340	GP Strategies Corp. (a)	8,723
556	Heidrick & Struggles International, Inc.	12,510
428	Huron Consulting Group, Inc. (a)	19,414
520	ICF International, Inc.	35,724
6,124	InnerWorkings, Inc. (a)	7,165
705	Insperity, Inc. (b)	26,297
1,389	Kelly Services, Inc. - Class A	17,626
1,318	Kforce, Inc.	33,701
507	Korn Ferry International	12,330
903	ManpowerGroup, Inc.	47,850
3,621	Mistras Group, Inc. (a)	15,425
2,235	Resources Connection, Inc.	24,518
2,013	Robert Half International, Inc.	75,991
349	TriNet Group, Inc. (a)	13,143
2,352	TrueBlue, Inc. (a)	30,012
609	VSE Corp.	9,982
837	WILLDAN GROUP, Inc. (a)	17,887

		635,751

	Real Estate Management & Development - 0.60%
4,149	Altisource Portfolio Solutions SA (a)	31,823
741	Cushman & Wakefield Plc (a)	8,699
4,685	eXp World Holdings, Inc. (a)	39,635
1,382	Forestar Group, Inc. (a)	14,304
619	Jones Lang LaSalle, Inc. (b)	62,507
866	Kennedy-Wilson Holdings, Inc.	11,622
1,593	Marcus & Millichap, Inc. (a)	43,170
6,364	Newmark Group, Inc. - Class A	27,047
580	RE/MAX Holdings, Inc. - Class A	12,713
9,163	Realogy Holdings Corp.	27,581
490	Redfin Corp. (a)	7,556
799	The RMR Group, Inc. - Class A	21,549
585	The St. Joe Co. (a)	9,816

		318,022

Number of Shares		Value
	Road & Rail - 0.31%
1,081	ArcBest Corp.	$18,939
5,512	Daseke, Inc. (a)	7,717
449	Knight-Swift Transportation Holdings, Inc.	14,727
643	Landstar System, Inc. (b)	61,638
392	PAM Transportation Services, Inc. (a)	12,054
2,432	Roadrunner Transportation Systems, Inc. (a)	6,201
255	Saia, Inc. (a)	18,753
948	Universal Logistics Holdings, Inc.	12,419
296	Werner Enterprises, Inc. (b)	10,733

		163,181

	Semiconductors & Semiconductor Equipment - 2.49%
514	Advanced Energy Industries, Inc. (a)	24,924
346	Ambarella, Inc. (a)	16,802
3,761	Amkor Technology, Inc. (a)	29,298
879	Axcelis Technologies, Inc. (a)	16,094
856	Brooks Automation, Inc.	26,108
170	Cabot Microelectronics Corp.	19,404
1,476	Cirrus Logic, Inc. (a)	96,870
661	Cohu, Inc.	8,183
432	Cree, Inc. (a)	15,319
3,714	Cypress Semiconductor Corp.	86,610
1,068	Diodes, Inc. (a)	43,398
1,319	Entegris, Inc.	59,052
409	First Solar, Inc. (a)	14,749
1,180	FormFactor, Inc. (a)	23,706
1,041	Ichor Holdings, Ltd. (a)	19,946
728	Impinj, Inc. (a)	12,165
289	Inphi Corp. (a)	22,880
1,656	Lattice Semiconductor Corp. (a)(b)	29,510
1,192	MaxLinear, Inc. (a)	13,911
689	MKS Instruments, Inc.	56,119
785	Monolithic Power Systems, Inc. (b)	131,456
4,610	NeoPhotonics Corp. (a)	33,422
5,271	ON Semiconductor Corp. (a)(b)	65,571
1,115	Onto Innovation, Inc. (a)	33,082
2,398	Photronics, Inc. (a)	24,603
755	Power Integrations, Inc.	66,689
2,869	Rambus, Inc. (a)	31,846
623	Semtech Corp. (a)	23,362
319	Silicon Laboratories, Inc. (a)	27,246
1,665	SMART Global Holdings, Inc. (a)	40,460
2,439	Teradyne, Inc. (b)	132,121
2,362	Ultra Clean Holdings, Inc. (a)	32,596
2,619	Xperi Corp.	36,430

		1,313,932

	Software - 7.96%
1,047	2U, Inc. (a)	22,217
2,527	8x8, Inc. (a)(b)	35,024
4,084	A10 Networks, Inc. (a)	25,362
1,447	ACI Worldwide, Inc. (a)	34,945
1,402	Agilysys, Inc. (a)	23,413
825	Alarm.com Holdings, Inc. (a)(b)	32,101
1,157	Altair Engineering, Inc. - Class A (a)	30,660
651	Alteryx, Inc. - Class A (a)(b)	61,956
2,127	American Software, Inc. - Class A	30,225
1,089	Anaplan, Inc. (a)	32,953
985	Appfolio, Inc. - Class A (a)	109,286
749	Appian Corp. (a)	30,132
1,181	Aspen Technology, Inc. (a)	112,278

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Software (Continued)
411	Avalara, Inc. (a)	$30,661
4,804	Avaya Holdings Corp. (a)(b)	38,864
425	Blackbaud, Inc.	23,609
189	Blackline, Inc. (a)	9,943
633	Bottomline Technologies, Inc. (a)	23,199
2,345	Box, Inc. - Class A (a)	32,924
1,363	CDK Global, Inc.	44,774
2,308	Cerence, Inc. (a)(b)	35,543
455	Ceridian HCM Holding, Inc. (a)	22,782
6,982	ChannelAdvisor Corp. (a)	50,689
1,562	Cloudera, Inc. (a)	12,293
1,135	CommVault Systems, Inc. (a)(b)	45,945
945	Cornerstone OnDemand, Inc. (a)	30,004
331	Coupa Software, Inc. (a)	46,251
5,165	Digital Turbine, Inc. (a)	22,261
1,721	DocuSign, Inc. (a)(b)	159,020
1,736	Domo, Inc. - Class B (a)	17,256
430	Dynatrace, Inc. (a)	10,251
2,627	Ebix, Inc.	39,878
4,503	eGain Corp. (a)	33,007
333	Elastic NV (a)	18,585
373	Envestnet, Inc. (a)	20,060
325	ePlus, Inc. (a)	20,351
326	Everbridge, Inc. (a)(b)	34,673
381	Fair Isaac Corp. (a)(b)	117,230
1,600	Five9, Inc. (a)(b)	122,336
1,187	ForeScout Technologies, Inc. (a)	37,497
406	Guidewire Software, Inc. (a)	32,200
515	HubSpot, Inc. (a)	68,593
664	Intelligent Systems Corp. (a)(b)	22,569
856	j2 Global, Inc.	64,072
922	Jack Henry & Associates, Inc.	143,131
2,398	LivePerson, Inc. (a)(b)	54,554
743	LogMeIn, Inc.	61,877
2,587	Majesco, Inc. (a)	14,125
1,209	Manhattan Associates, Inc. (a)	60,232
318	MicroStrategy, Inc. - Class A (a)	37,556
4,010	Mitek Systems, Inc. (a)	31,599
8,689	MobileIron, Inc. (a)	33,018
1,181	Model N, Inc. (a)	26,230
672	New Relic, Inc. (a)(b)	31,073
5,084	Nuance Communications, Inc. (a)	85,309
1,903	Nutanix, Inc. - Class A (a)	30,067
2,018	OneSpan, Inc. (a)	36,627
465	Paycom Software, Inc. (a)	93,935
229	Paylocity Holding Corp. (a)(b)	20,225
854	Pegasystems, Inc. (b)	60,830
2,176	Progress Software Corp. (b)	69,632
608	Proofpoint, Inc. (a)	62,375
984	PROS Holdings, Inc. (a)	30,533
1,166	PTC, Inc. (a)	71,371
430	Q2 Holdings, Inc. (a)	25,396
927	QAD, Inc. - Class A	37,015
441	Qualys, Inc. (a)(b)	38,363
1,599	Rapid7, Inc. (a)	69,285
674	RealPage, Inc. (a)(b)	35,675
6,884	Rimini Street Inc. (a)	28,156
1,278	RingCentral, Inc. - Class A (a)	270,821
955	SailPoint Technologies Holding Inc. (a)	14,535

Number of Shares		Value
	Software (Continued)
2,585	SecureWorks Corp. - Class A (a)	$29,753
1,229	SharpSpring, Inc. (a)	7,448
615	ShotSpotter, Inc. (a)	16,900
1,209	Smartsheet, Inc. - Class A (a)	50,186
773	SolarWinds Corp. (a)(b)	12,113
762	SPS Commerce, Inc. (a)	35,441
809	SVMK, Inc. (a)	10,930
11,621	Synchronoss Technologies, Inc. (a)	35,444
3,142	Telaria, Inc. (a)	18,852
8,846	Telenav, Inc. (a)	38,215
2,009	The Rubicon Project, Inc. (a)	11,150
355	The Trade Desk, Inc. - Class A (a)(b)	68,515
6,201	TiVo Corp.	43,903
302	Tyler Technologies, Inc. (a)	89,561
578	Upland Software, Inc. (a)	15,502
901	Varonis Systems, Inc. (a)(b)	57,367
1,130	Verint Systems, Inc. (a)	48,590
1,337	Workiva, Inc. (a)	43,225
2,651	Yext, Inc. (a)	27,014
722	Zcaler, Inc. (a)(b)	43,941
1,062	Zendesk, Inc. (a)(b)	67,979

		4,213,446

	Specialty Retail - 2.73%
1,581	Aaron’s, Inc.	36,015
3,108	Abercrombie & Fitch Co. - Class A	28,252
2,873	American Eagle Outfitters, Inc.	22,840
833	America’s Car-Mart, Inc. (a)	46,940
461	Asbury Automotive Group, Inc. (a)	25,461
11,172	Ascena Retail Group, Inc. (a)	15,529
981	AutoNation, Inc. (a)(b)	27,527
6,022	Barnes & Noble Education, Inc. (a)	8,190
4,674	Bed Bath & Beyond, Inc. (b)	19,678
758	Boot Barn Holdings, Inc. (a)	9,801
5,959	Caleres, Inc.	30,987
1,566	Camping World Holdings, Inc. - Class A	8,911
481	Carvana Co. (a)(b)	26,498
8,672	Chico’s FAS, Inc.	11,187
2,191	Citi Trends, Inc.	19,500
2,272	Conn’s, Inc. (a)	9,497
2,710	Designer Brands, Inc. - Class A	13,496
1,401	Dick’s Sporting Goods, Inc.	29,785
7,086	Express, Inc. (a)	10,558
708	Five Below, Inc. (a)(b)	49,829
916	Floor & Decor Holdings, Inc. - Class A (a)	29,394
1,702	Foot Locker, Inc.	37,529
3,961	GameStop Corp. - Class A (a)(b)	13,864
1,574	Genesco, Inc. (a)	20,997
21,082	GNC Holdings, Inc. - Class A (a)(b)	9,869
301	Group 1 Automotive, Inc.	13,322
1,392	Guess?, Inc.	9,424
2,397	Haverty Furniture Cos., Inc.	28,500
1,720	Hibbett Sports, Inc. (a)	18,808
6,582	Hudson, Ltd. - Class A (a)	33,042
34,481	J. JILL, Inc. (a)(b)	19,047
2,718	L Brands, Inc.	31,420
305	Lithia Motors, Inc. - Class A	24,946
4,222	Lumber Liquidators Holdings, Inc. (a)	19,801
1,541	MarineMax, Inc. (a)	16,057
383	Monro, Inc.	16,779

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
544	Murphy USA, Inc. (a)(b)	$45,892
793	National Vision Holdings, Inc. (a)	15,400
9,873	Office Depot, Inc.	16,192
406	Penske Automotive Group, Inc. (b)	11,368
5,703	Rent-A-Center, Inc.	80,640
647	RH (a)(b)	65,004
51,254	RTW RetailWinds, Inc. (a)	10,769
3,026	Sally Beauty Holdings, Inc. (a)	24,450
1,211	Shoe Carnival, Inc.	25,152
1,493	Signet Jewelers, Ltd.	9,630
1,009	Sleep Number Corp. (a)	19,332
1,067	Sonic Automotive, Inc. - Class A	14,170
6,041	Sportsman’s Warehouse Holdings, Inc. (a)	37,213
9,912	Tailored Brands, Inc. (b)	17,247
1,628	The Buckle, Inc. (b)	22,320
1,540	The Cato Corp. - Class A	16,432
949	The Children’s Place, Inc.	18,562
9,664	The Container Store Group, Inc. (a)	22,807
6,690	The Michaels Cos., Inc. (a)(b)	10,838
5,143	Tilly’s, Inc. - Class A	21,241
1,930	Urban Outfitters, Inc. (a)	27,483
1,298	Williams Sonoma, Inc. (b)	55,191
232	Winmark Corp.	29,561
2,120	Zumiez, Inc. (a)	36,718

		1,446,892

	Technology Hardware, Storage & Peripherals - 0.62%
2,305	3D Systems Corp. (a)	17,772
1,183	AstroNova, Inc.	9,180
4,908	Avid Technology, Inc. (a)	33,031
2,670	Diebold Nixdorf, Inc. (a)(b)	9,398
1,752	NCR Corp. (a)	31,010
3,341	Pure Storage, Inc. - Class A (a)	41,094
14,384	Sonim Technologies, Inc. (a)	10,069
825	Stratasys, Ltd. (a)(b)	13,159
1,322	Synaptics, Inc. (a)(b)	76,504
2,047	Teradata Corp. (a)	41,943
2,301	Xerox Holdings Corp.	43,581

		326,741

	Textiles, Apparel & Luxury Goods - 1.28%
3,081	Capri Holdings, Ltd. (a)(b)	33,244
633	Carter’s, Inc.	41,607
846	Columbia Sportswear Co.	59,025
3,157	Crocs, Inc. (a)	53,637
613	Deckers Outdoor Corp. (a)	82,142
6,323	Fossil Group, Inc. (a)(b)	20,803
1,776	G-III Apparel Group, Ltd. (a)	13,675
3,663	Hanesbrands, Inc. (b)	28,828
453	Kontoor Brands, Inc.	8,684
1,019	Movado Group, Inc.	12,045
631	Oxford Industries, Inc.	22,880
832	Ralph Lauren Corp. - Class A	55,603
830	Rocky Brands, Inc.	16,061
2,402	Skechers U.S.A., Inc. - Class A (a)	57,024
2,128	Steven Madden, Ltd.	49,433
890	Superior Uniform Group, Inc.	7,529
687	Unifi, Inc. (a)	7,935
213	UniFirst Corp.	32,182
3,460	Vera Bradley, Inc. (a)	14,255

Number of Shares		Value
	Textiles, Apparel & Luxury Goods (Continued)
3,288	Vince Holding Corp. (a)	$12,757
708	Weyco Group, Inc.	14,280
2,333	Wolverine World Wide, Inc.	35,462

		679,091

	Thrifts & Mortgage Finance - 1.28%
1,401	Axos Financial, Inc. (a)	25,400
562	Berkshire Hills Bancorp, Inc.	8,351
910	Brookline Bancorp, Inc.	10,265
1,333	Capitol Federal Financial, Inc.	15,476
932	Dime Community Bancshares	12,778
1,421	Essent Group, Ltd.	37,429
488	Federal Agricultural Mortgage Corp. - Class C	27,147
606	First Defiance Financial Corp.	8,932
843	Flagstar Bancorp, Inc.	16,717
308	FS Bancorp, Inc.	11,088
100	Greene County Bancorp, Inc.	2,336
189	Hingham Institution for Savings	27,403
953	HomeStreet, Inc.	21,185
118	LendingTree, Inc. (a)(b)	21,640
1,070	Merchants Bancorp	16,243
881	Meridian Bancorp, Inc.	9,885
648	Meta Financial Group, Inc.	14,075
4,983	MGIC Investment Corp.	31,642
618	MMA Capital Holdings, Inc. (a)	15,283
1,141	Mr Cooper Group, Inc. (a)	8,364
3,984	New York Community Bancorp, Inc. (b)	37,410
1,752	NMI Holdings, Inc. - Class A (a)	20,341
1,031	Northwest Bancshares, Inc.	11,929
1,028	PennyMac Financial Services, Inc.	22,729
3,279	People’s United Financial, Inc. (b)	36,233
764	Provident Financial Services, Inc.	9,825
3,570	Radian Group, Inc.	46,231
1,975	Riverview Bancorp, Inc.	9,895
4,210	Sterling Bancorp, Inc.	18,103
1,059	TFS Financial Corp. (b)	16,171
546	Timberland Bancorp, Inc.	9,986
875	Walker & Dunlop, Inc.	35,236
1,436	Washington Federal, Inc.	37,279
973	Waterstone Financial, Inc.	14,147
411	WSFS Financial Corp.	10,242

		677,396

	Tobacco - 0.08%
634	Turning Point Brands, Inc. (b)	13,384
389	Universal Corp.	17,198
1,453	Vector Group, Ltd. (b)	13,687

		44,269

	Trading Companies & Distributors - 1.45%
436	Air Lease Corp. (b)	9,653
768	Applied Industrial Technologies, Inc.	35,113
1,558	Beacon Roofing Supply, Inc. (a)	25,769
2,633	BMC Stock Holdings, Inc. (a)	46,683
1,598	DXP Enterprises, Inc. (a)	19,591
563	EVI Industries, Inc. (a)	8,884
2,701	Foundation Building Materials, Inc. (a)	27,793
2,276	GMS, Inc. (a)	35,801
1,102	H&E Equipment Services, Inc.	16,177
2,774	HD Supply Holdings, Inc. (a)	78,865
1,339	Lawson Products, Inc. (a)	35,778

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Trading Companies & Distributors (Continued)
4,114	MRC Global, Inc. (a)	$17,526
650	MSC Industrial Direct Co., Inc. - Class A	35,731
4,212	NOW, Inc. (a)	21,734
672	Rush Enterprises, Inc. - Class A	21,450
588	Rush Enterprises, Inc. - Class B	17,940
1,051	SiteOne Landscape Supply, Inc. (a)	77,375
1,325	Systemax, Inc.	23,492
1,940	Titan Machinery, Inc. (a)	16,859
650	Transcat, Inc. (a)	17,225
954	Triton International, Ltd.	24,680
2,437	Univar, Inc. (a)(b)	26,125
5,015	Veritiv Corp. (a)	39,418
364	Watsco, Inc. - Class A	57,523
787	WESCO International, Inc. (a)	17,983
368	Willis Lease Finance Corp. (a)	9,789

		764,957

	Transportation Infrastructure - 0.02%
456	Macquarie Infrastructure Corp.	11,514

	Water Utilities - 0.24%
303	American States Water Co.	24,767
374	California Water Service Group	18,820
1,705	Consolidated Water Co., Ltd. - Ordinary Shares	27,962
318	Middlesex Water Co.	19,118
1,072	Pure Cycle Corp. (a)	11,953
290	SJW Group	16,753
227	The York Water Co.	9,866

		129,239

	Wireless Telecommunication Services - 0.09%
1,576	Telephone & Data Systems, Inc.	26,414
716	United States Cellular Corp. (a)	20,971

		47,385

	Total Common Stocks (Cost $46,771,208)	46,345,801

	INVESTMENT COMPANIES - 4.03%
	Exchange Traded Funds - 4.03%
23,536	Vanguard Extended Market ETF (b)	2,130,949

	Total Investment Companies (Cost $2,261,241)	2,130,949

	REAL ESTATE INVESTMENT TRUSTS - 6.65%
	Real Estate Investment Trusts - 6.65%
638	Acadia Realty Trust	7,905
2,515	AG Mortgage Investment Trust, Inc.	6,891
5,148	AGNC Investment Corp.	54,466
242	Agree Realty Corp.	14,980
2,320	Alexander & Baldwin, Inc.	26,030
446	American Assets Trust, Inc.	11,150
702	American Campus Communities, Inc.	19,480
1,233	American Finance Trust, Inc.	7,706
2,911	American Homes 4 Rent - Class A	67,535
1,052	Americold Realty Trust	35,810
788	Apartment Investment & Management Co. - Class A	27,698
1,662	Apollo Commercial Real Estate Finance, Inc.	12,332
4,468	Apple Hospitality REIT, Inc.	40,972
1,064	Ares Commercial Real Estate Corp. (b)	7,437
1,648	Armada Hoffler Properties, Inc.	17,634
913	ARMOUR Residential REIT, Inc.	8,044

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
45,628	Ashford Hospitality Trust, Inc.	$33,728
1,124	Blackstone Mortgage Trust, Inc. - Class A (b)	20,929
3,127	Bluerock Residential Growth REIT, Inc.	17,417
12,862	Braemar Hotels & Resorts, Inc.	21,865
1,670	Brandywine Realty Trust	17,568
3,330	Brixmor Property Group, Inc.	31,635
2,774	BRT Apartments Corp.	28,433
814	Camden Property Trust	64,501
849	CareTrust REIT, Inc.	12,557
71,007	CBL & Associates Properties, Inc.	14,208
14,231	Cedar Shopping Centers, Inc.	13,279
2,632	Chatham Lodging Trust (b)	15,634
4,404	Chimera Investment Corp.	40,076
1,181	City Office REIT, Inc.	8,539
10,324	Colony Capital, Inc.	18,067
840	Columbia Property Trust, Inc.	10,500
378	Community Healthcare Trust, Inc.	14,470
879	CoreCivic, Inc.	9,818
467	CorEnergy Infrastructure Trust, Inc.	8,583
185	CoreSite Realty Corp.	21,441
7,782	CorePoint Lodging, Inc.	30,505
1,170	Corporate Office Properties Trust	25,892
1,543	Cousins Properties, Inc. (b)	45,164
926	CubeSmart	24,808
569	CyrusOne, Inc. (b)	35,136
5,358	DiamondRock Hospitality Co.	27,219
10,800	Diversified Healthcare Trust	39,204
1,010	Douglas Emmett, Inc. (b)	30,815
2,282	Duke Realty Corp.	73,891
1,084	Easterly Government Properties, Inc.	26,710
225	EastGroup Properties, Inc.	23,508
1,116	Ellington Financial, Inc.	6,372
2,584	Empire State Realty Trust, Inc. - Class A (b)	23,153
863	EPR Properties	20,902
920	Equity Commonwealth	29,173
976	Equity LifeStyle Properties, Inc.	56,100
683	Essential Properties Realty Trust, Inc.	8,920
1,534	Essential Utilities, Inc. (b)	62,434
1,749	Exantas Capital Corp.	4,827
660	First Industrial Realty Trust, Inc.	21,932
633	Four Corners Property Trust, Inc. (b)	11,843
3,899	Franklin Street Properties Corp. (b)	22,341
1,617	Gaming and Leisure Properties, Inc.	44,807
1,216	Gladstone Commercial Corp.	17,462
1,296	Global Medical REIT, Inc. (b)	13,116
1,036	Global Net Lease, Inc.	13,851
986	Granite Point Mortgage Trust, Inc.	4,999
1,967	Great Ajax Corp.	12,507
744	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,185
596	Healthcare Realty Trust, Inc.	16,646
924	Healthcare Trust of America, Inc. - Class A (b)	22,435
7,788	Hersha Hospitality Trust (b)	27,881
715	Highwoods Properties, Inc.	25,325
853	Hudson Pacific Properties, Inc.	21,632
1,211	Independence Realty Trust, Inc.	10,826
587	Industrial Logistics Properties Trust	10,296
325	Innovative Industrial Properties, Inc. (b)	24,677
3,722	Invesco Mortgage Capital, Inc.	12,692
358	Investors Real Estate Trust	19,690

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
1,349	Iron Mountain, Inc.	$32,106
1,061	iStar Financial, Inc.	11,257
508	JBG SMITH Properties	16,170
975	KKR Real Estate Finance Trust, Inc. (b)	14,635
675	Kilroy Realty Corp. (b)	42,998
2,823	Kimco Realty Corp.	27,298
2,528	Kite Realty Group Trust	23,940
1,490	Ladder Capital Corp.	7,063
417	Lamar Advertising Co. - Class A	21,384
1,555	Lexington Realty Trust	15,441
292	Life Storage, Inc.	27,609
700	LTC Properties, Inc.	21,630
2,003	Mack-Cali Realty Corp.	30,506
3,099	Medical Properties Trust, Inc.	53,582
4,941	MFA Financial, Inc.	7,659
864	Monmouth Real Estate Investment Corp.	10,411
215	National Health Investors, Inc.	10,647
874	National Retail Properties, Inc.	28,134
1,144	National Storage Affiliates Trust	33,862
3,864	New Residential Investment Corp.	19,359
9,849	New Senior Investment Group, Inc.	25,213
5,432	New York Mortgage Trust, Inc.	8,420
399	NexPoint Residential Trust, Inc.	10,059
1,395	Office Properties Income Trust	38,014
2,358	Omega Healthcare Investors, Inc.	62,581
678	One Liberty Properties, Inc.	9,445
824	Outfront Media, Inc.	11,108
3,424	Paramount Group, Inc.	30,131
4,718	Park Hotels & Resorts, Inc.	37,319
3,617	Pebblebrook Hotel Trust	39,389
24,661	Pennsylvania Real Estate Investment Trust (b)	22,481
1,812	PennyMac Mortgage Investment Trust	19,243
1,062	Physicians Realty Trust	14,804
1,695	Piedmont Office Realty Trust, Inc. - Class A	29,934
318	PotlatchDeltic Corp. (b)	9,982
2,057	Preferred Apartment Communities, Inc. - Class A	14,769
125	PS Business Parks, Inc.	16,940
576	QTS Realty Trust, Inc. - Class A	33,414
477	Rayonier, Inc.	11,233
1,227	Ready Capital Corp. (b)	8,859
1,695	Redwood Trust, Inc.	8,577
1,174	Regency Centers Corp.	45,117
1,383	Retail Opportunity Investments Corp.	11,465
4,388	Retail Properties of America, Inc. - Class A	22,686
1,511	Retail Value, Inc.	18,510
890	Rexford Industrial Realty, Inc.	36,499
5,173	RLJ Lodging Trust	39,936
1,712	RPT Realty	10,323
1,117	Ryman Hospitality Properties, Inc.	40,044
2,541	Sabra Health Care REIT, Inc.	27,748
352	Safehold, Inc. (b)	22,257
5,438	Service Properties Trust	29,365
2,932	SITE Centers Corp.	15,276
241	SL Green Realty Corp.	10,387
872	Spirit Realty Capital, Inc.	22,803
680	STAG Industrial, Inc.	15,314
3,120	Starwood Property Trust, Inc.	31,980
2,532	STORE Capital Corp.	45,880
5,075	Summit Hotel Properties, Inc.	21,417
656	Sun Communities, Inc.	81,902

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
3,165	Sunstone Hotel Investors, Inc.	$27,567
2,759	Tanger Factory Outlet Centers, Inc. (b)	13,795
382	Terreno Realty Corp.	19,769
2,305	The Geo Group, Inc.	28,029
940	TPG RE Finance Trust, Inc.	5,161
2,899	Two Harbors Investment Corp.	11,045
2,972	Uniti Group, Inc. (b)	17,921
173	Universal Health Realty Income Trust	17,440
740	Urban Edge Properties	6,519
5,876	VEREIT, Inc. (b)	28,734
2,648	VICI Properties, Inc.	44,063
7,979	Washington Prime Group, Inc. (b)	6,424
480	Washington Real Estate Investment Trust (b)	11,458
705	Weingarten Realty Investors	10,173
1,717	Western Asset Mortgage Capital Corp.	3,932
2,320	Whitestone REIT	14,384
2,883	Xenia Hotels & Resorts, Inc.	29,695

	Total Real Estate Investment Trusts (Cost $5,002,318)	3,516,818

	RIGHTS - 0%
395	Schulman, Inc. Contingent Value Right (a)(d)(e)(f)	0

	Total Rights (Cost $0)	0

	SHORT TERM INVESTMENTS - 0.78%
	Money Market Funds - 0.78%
415,284	DWS Government Money Market Series - Institutional Shares
	Effective Yield, 0.41% (c)	415,284

	Total Short Term Investments (Cost $415,284)	415,284

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.48%
9,775,976	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (c)	9,775,976

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $9,775,976)	9,775,976

	Total Investments (Cost $64,226,027) - 117.54%	62,184,828
	Liabilities in Excess of Other Assets - (17.54)%	(9,280,217)

	TOTAL NET ASSETS - 100.00%	$52,904,611

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2020.
(d)	Value determined using significant unobservable inputs. Classifies as Level 3 in the fair value hierarchy.
(e)	As of March 31, 2020, the Valuation Committee has fair valued this security. The value of this security was $9,708, which represents 0.02% of total net assets.
(f)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $9,708, which represents 0.02% of total net assets.

ADR - American Depositary Receipt

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	COMMON STOCKS - 94.73%
	Australia - 4.36%
9,672	APA Group - Stapled Security (e)	$61,376
2,658	ASX, Ltd.	124,769
24,501	Aurizon Holdings Ltd.	63,496
12,006	Australia & New Zealand Banking Group, Ltd.	125,912
3,326	BHP Group, Ltd	60,338
3,359	BHP Group PLC	52,130
50,880	BlueScope Steel, Ltd.	266,384
12,343	Brambles, Ltd.	79,782
12,636	CIMIC Group, Ltd.	178,968
7,100	Coca-Cola Amatil, Ltd.	38,321
2,668	Cochlear, Ltd.	304,076
43,862	Coles Group, Ltd.	408,489
8,606	Commonwealth Bank of Australia	324,705
2,107	CSL, Ltd.	381,940
11,826	Flight Centre Travel Group, Ltd. (f)	74,662
23,131	Fortescue Metals Group, Ltd.	141,752
18,317	Harvey Norman Holdings, Ltd.	33,633
477	Macquarie Group, Ltd.	25,404
9,010	Magellan Financial Group Ltd.	238,961
103,275	Medibank Private, Ltd.	169,837
9,139	National Australia Bank, Ltd.	93,747
3,980	Newcrest Mining, Ltd.	54,656
2,828	Orica Ltd.	26,474
10,078	QBE Insurance Group, Ltd.	52,496
2,762	REA Group, Ltd.	129,383
3,242	Sonic Healthcare, Ltd.	48,727
42,422	South32, Ltd.	46,830
12,878	Telstra Corp., Ltd.	24,174
20,028	Transurban Group - Stapled Security (e)	149,181
15,504	Wesfarmers, Ltd.	328,533
10,895	Westpac Banking Corp.	111,900
27,615	Woolworths, Ltd.	600,527

		4,821,563

	Austria - 0.32%
3,203	ANDRITZ AG	100,349
3,461	OMV AG	94,717
6,286	Raiffeisen Bank International AG	90,420
695	Verbund AG	25,066
1,983	voestalpine AG	40,010

		350,562

	Belgium - 0.76%
4,996	Ageas	208,193
4,100	Anheuser-Busch InBev SA	181,097
474	Galapagos NV (a)	93,083
2,668	Proximus SADP	61,269
689	Solvay SA	49,655
2,859	UCB SA	244,623

		837,920

	Canada - 8.60%
1,624	Agnico Eagle Mines, Ltd.	64,831
2,266	Air Canada (a)	25,360
8,070	Algonquin Power & Utilities Corp.	108,667
7,200	Alimentation Couche-Tard, Inc. - Series B	169,601
1,223	Atco Ltd. - Class I	33,867
4,604	Bank of Montreal	232,474
7,243	Barrick Gold Corp.	133,095
3,947	Bausch Health Cos., Inc. (a)	61,170

Number of Shares		Value
	Canada (Continued)
1,509	BCE, Inc.	$61,902
3,716	Brookfield Asset Management, Inc. - Class A	164,715
2,285	Canadian Imperial Bank of Commerce	133,141
442	Canadian National Railway Co.	34,558
7,214	Canadian Natural Resources, Ltd.	98,678
191	Canadian Pacific Railway, Ltd.	42,148
2,838	Canadian Utilities Ltd. - Class A	67,839
47,861	Cenovus Energy, Inc.	96,586
2,075	CGI, Inc. (a)	112,339
30,035	CI Financial Corp.	298,152
704	Constellation Software, Inc.	639,828
4,819	Dollarama, Inc.	133,684
5,200	Emera, Inc.	205,074
22,966	Empire Co., Ltd. - Series A	449,267
5,810	Enbridge, Inc.	169,185
347	Fairfax Financial Holdings, Ltd.	106,378
5,866	Fortis, Inc.	226,212
997	Franco-Nevada Corp.	99,615
2,743	George Weston, Ltd.	196,140
1,376	Great-West Lifeco, Inc.	23,769
4,951	Hydro One Ltd.	89,148
5,011	iA Financial Corp., Inc.	157,526
7,896	Imperial Oil, Ltd.	89,267
1,169	Intact Financial Corp.	101,034
14,269	Kinross Gold Corp. (a)	57,287
8,509	Kirkland Lake Gold Ltd.	250,620
6,921	Loblaw Cos., Ltd.	356,796
8,181	Magna International, Inc.	261,073
8,060	Manulife Financial Corp.	101,201
2,573	Metro, Inc.	104,050
2,357	National Bank of Canada	91,094
10,627	Onex Corp.	388,969
26,627	Ovintiv, Inc. (b)	73,034
3,457	Power Corp. of Canada	55,615
10,640	Royal Bank of Canada	659,056
1,602	Saputo, Inc.	38,522
983	Shopify, Inc. - Class A (a)	411,850
1,171	Stars Group, Inc. (a)	23,948
1,709	Sun Life Financial, Inc.	54,975
5,581	Suncor Energy, Inc.	89,071
4,569	TC Energy Corp.	203,077
14,465	Teck Resources, Ltd. - Class B	109,672
2,044	TELUS Corp.	32,316
4,974	The Bank of Nova Scotia	203,124
10,374	The Toronto-Dominion Bank	441,041
3,514	Thomson Reuters Corp.	239,410
2,418	Wheaton Precious Metals Corp.	66,545
10,248	WSP GLOBAL, Inc.	581,980

		9,519,576

	Denmark - 2.56%
411	A.P. Moeller - Maersk AS - Class A	337,563
395	A.P. Moeller - Maersk AS - Class B	350,114
1,766	Carlsberg AS - Series B	198,816
2,447	Coloplast AS - Series B	354,880
12,145	Danske Bank AS	135,167
296	DSV PANALPINA AS	26,915
486	Genmab AS (a)	97,622
14,194	Novo Nordisk AS - Series B	847,610
2,466	Orsted AS	241,416

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Denmark (Continued)
3,470	Pandora AS	$111,495
2,740	Tryg AS	66,691
778	Vestas Wind Systems AS	63,302

		2,831,591

	Finland - 0.69%
2,580	Elisa OYJ	159,246
999	Kone OYJ - Series B	55,945
2,519	Neste OYJ	83,751
10,599	Orion OYJ - Class B	431,340
1,089	UPM-Kymmene OYJ	29,694

		759,976

	France - 10.01%
2,027	Air Liquide SA	258,742
1,643	Alstom SA	67,843
604	Amundi SA	34,947
335	Arkema SA	22,872
7,769	Atos SE	517,612
3,572	AXA SA	60,481
3,844	BioMerieux	435,173
7,222	BNP Paribas SA	210,848
90,143	Bollore SA	244,976
14,006	Carrefour SA	222,055
695	Casino Guichard Perrachon SA	26,598
3,287	Cie de Saint-Gobain	78,873
328	Cie Generale des Etablissements Michelin SCA	28,728
20,289	CNP Assurances	196,450
22,956	Credit Agricole SA	162,434
4,836	Danone SA	309,496
1,123	Dassault Systemes SE	163,948
2,771	Edenred	114,995
2,670	Eiffage SA	189,526
5,417	Engie SA	55,473
874	EssilorLuxottica SA	92,535
7,871	Faurecia SA	230,476
4,410	Getlink SE	53,337
765	Hermes International	520,515
2,035	Ingenico Group SA	212,717
4,701	Ipsen SA	240,973
708	Kering SA	369,161
1,360	Legrand SA	86,744
2,652	L’Oreal SA	686,367
2,607	LVMH Moet Hennessy Louis Vuitton SE	956,122
62,099	Natixis SA	197,738
168	Pernod Ricard SA	23,845
21,944	Peugeot SA	285,695
2,759	Publicis Groupe SA	78,849
1,406	Safran SA	124,568
7,540	Sanofi	652,775
2,691	Sartorius Stedim Biotech	537,001
1,757	Schneider Electric SE	148,507
1,270	SCOR SE	27,942
2,949	SEB SA	365,251
12,904	Societe Generale SA	211,395
8,682	Suez	88,204
185	Teleperformance	38,317
14,585	TOTAL SA	549,546
2,770	Ubisoft Entertainment SA (a)	202,462
11,053	Valeo SA	179,896

Number of Shares		Value
	France (Continued)
8,317	Veolia Environnement SA	$175,662
3,508	Vinci SA	286,637
879	Worldline SA (a)	51,880

		11,077,187

	Germany - 5.71%
2,848	adidas AG	632,334
3,673	Allianz SE	625,503
1,151	BASF SE	53,800
5,181	Bayer AG	296,864
2,288	Beiersdorf AG	230,381
2,270	Brenntag AG	82,474
1,040	Carl Zeiss Meditec AG	99,029
20,252	Commerzbank AG	72,094
1,449	Covestro AG	43,975
751	Delivery Hero SE (a)	55,217
2,619	Deutsche Boerse AG	359,809
4,543	Deutsche Lufthansa AG (b)	42,491
13,150	Deutsche Post AG	352,534
25,493	Deutsche Telekom AG	329,253
360	Fresenius Medical Care AG & Co. KGaA	23,499
2,230	Fresenius SE & Co. KGaA	83,029
1,995	Hannover Rueck SE	281,706
3,931	HeidelbergCement AG	167,945
1,149	HOCHTIEF AG	75,443
1,772	KION Group AG	76,263
2,052	Knorr-Bremse AG	180,404
1,714	Merck KGaA	173,049
6,968	METRO AG (b)	59,348
500	MTU Aero Engines AG	72,298
1,334	Muenchener Rueckversicherungs-Gesellschaft AG	268,228
6,180	Puma SE	363,107
8,366	RWE AG	218,784
4,888	SAP SE	545,736
764	Siemens AG	63,974
731	Siemens Healthineers AG	28,258
1,327	Vonovia SE	66,010
7,765	Zalando SE (a)	292,664

		6,315,503

	Hong Kong - 2.38%
80,358	AIA Group, Ltd.	719,577
2,563	ASM Pacific Technology, Ltd.	23,765
19,890	BOC Hong Kong Holdings, Ltd.	54,598
40,709	CK Hutchison Holdings, Ltd.	271,332
34,271	Dairy Farm International Holdings, Ltd.	157,628
6,593	Hang Seng Bank, Ltd.	112,327
23,999	HKT Trust and HKT, Ltd. - Stapled Security (e)	32,640
13,049	Hong Kong Exchange & Clearing, Ltd.	390,939
3,031	Jardine Strategic Holdings, Ltd.	67,739
31,080	SJM Holdings, Ltd.	25,934
10,156	Swire Pacific, Ltd. - Class A	64,650
21,296	Techtronic Industries Co., Ltd.	135,228
10,256	The Bank of East Asia, Ltd.	21,917
120,957	Vitasoy International Holdings Ltd.	364,007
36,498	WH Group, Ltd.	33,688
23,296	Wheelock & Co., Ltd.	157,852

		2,633,821

	Ireland - 0.56%
1,417	CRH PLC	38,320

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Ireland (Continued)
704	DCC PLC	$43,965
9,011	Experian PLC	250,427
5,189	James Hardie Industries PLC	60,248
246	Kerry Group PLC - Series A	28,407
643	Kingspan Group PLC	34,316
5,865	Smurfit Kappa Group PLC	166,145

		621,828

	Isle Of Man - 0.03%
4,315	GVC Holdings PLC	29,889

	Israel - 0.54%
1,564	Azrieli Group, Ltd.	89,422
1	International Flavors & Fragrances, Inc.	60
14,122	Israel Discount Bank, Ltd. - Series A	41,178
3,755	Mizrahi Tefahot Bank, Ltd.	69,113
713	Nice, Ltd. (a)	103,097
26,574	Teva Pharmaceutical Industries, Ltd. - ADR (a)(b)	238,635
587	Wix.com, Ltd. (a)	59,181

		600,686

	Italy - 3.27%
23,456	Assicurazioni Generali SpA	317,707
2,326	Atlantia SpA	28,895
52,665	Enel SpA	363,275
26,279	Eni SpA	261,147
1,663	Ferrari NV	256,160
14,455	FinecoBank Banca Fineco SpA	130,053
24,327	Intesa Sanpaolo SpA	39,363
9,784	Moncler SpA	355,538
35,543	Poste Italiane SpA	299,160
4,911	Prysmian SpA	77,971
5,776	Recordati SpA	243,358
37,023	Snam SpA	169,206
920,834	Telecom Italia SpA (a)	372,730
950,413	Telecom Italia SpA - Savings Shares	371,328
21,654	Terna Rete Elettrica Nazionale SpA	136,114
25,058	UniCredit SpA	193,864

		3,615,869

	Japan - 22.02%
2,731	ABC-Mart, Inc.	136,682
4,585	Advantest Corp.	182,620
4,688	Aeon Co., Ltd.	103,858
4,091	Alps Electric Co., Ltd.	39,419
11,332	Asahi Intecc Co., Ltd.	280,264
26,074	Astellas Pharma, Inc.	401,731
4,700	Bandai Namco Holdings, Inc.	227,965
1,770	Bridgestone Corp.	54,181
13,851	Brother Industries, Ltd.	209,794
8,166	Calbee, Inc.	220,375
1,130	Canon, Inc.	24,556
2,104	Casio Computer Co., Ltd.	29,438
166	Central Japan Railway Co.	26,605
2,761	Chugai Pharmaceutical Co., Ltd.	319,436
7,429	Coca-Cola Bottlers Japan, Inc.	152,469
12,263	Credit Saison Co., Ltd.	142,272
6,659	CyberAgent, Inc.	258,075
1,357	Dai Nippon Printing Co., Ltd.	28,838
11,919	Dai-ichi Life Holdings, Inc.	141,540
3,825	Daiichi Sankyo Co., Ltd.	262,688

Number of Shares		Value
	Japan (Continued)
505	Daikin Industries, Ltd.	$60,961
3,348	Eisai Co., Ltd.	244,898
3,495	Electric Power Development Co., Ltd.	70,046
1,273	FamilyMart UNY Holdings Co., Ltd.	22,858
541	Fast Retailing Co., Ltd.	220,751
2,381	FUJIFILM Holdings Corp.	117,335
1,512	Fujitsu, Ltd.	136,184
5,552	Fukuoka Financial Group, Inc.	73,239
4,154	Hakuhodo DY Holdings, Inc.	41,914
156	Hikari Tsushin, Inc.	26,104
5,401	Hitachi Chemical Co., Ltd.	229,831
1,834	Hitachi High-Technologies Corp.	135,481
4,182	Hitachi Metals Ltd.	43,897
10,543	Hitachi, Ltd.	302,863
18,632	Honda Motor Co., Ltd.	416,918
7,500	Hoya Corp.	637,736
3,520	Hulic Co., Ltd.	35,623
11,286	Idemitsu Kosan Co., Ltd.	257,588
19,772	Inpex Corp.	110,922
6,969	Isuzu Motors, Ltd.	46,120
22,535	ITOCHU Corp.	466,353
3,120	Itochu Techno-Solutions Corp.	88,859
17,851	J Front Retailing Co., Ltd.	147,331
29,115	Japan Post Holdings Co., Ltd.	227,755
10,712	Japan Post Insurance Co Ltd.	132,347
8,377	JGC Holdings Corp.	66,865
85,023	JXTG Holdings, Inc.	289,706
19,719	Kakaku.com, Inc.	360,650
1,931	Kamigumi Co., Ltd.	32,594
2,539	Kao Corp.	206,848
20,039	KDDI Corp.	591,924
262	Keyence Corp.	84,236
3,892	Kikkoman Corp.	165,019
1,328	Kobayashi Pharmaceutical Co., Ltd.	122,868
5,238	Konica Minolta, Inc.	21,103
2,291	Kose Corp.	283,492
1,649	Lawson, Inc.	90,513
1,143	LINE Corp. (a)	55,184
7,425	Lion Corp.	158,348
10,427	LIXIL Group Corp.	128,473
3,128	M3, Inc.	92,267
60,169	Marubeni Corp.	298,623
1,874	Marui Group Co., Ltd.	31,350
60,790	Mebuki Financial Group, Inc.	123,302
3,017	Medipal Holdings Corp.	56,375
2,262	MEIJI Holdings Co., Ltd.	160,299
10,948	MISUMI Group, Inc.	236,816
42,856	Mitsubishi Chemical Holdings Corp.	254,480
14,823	Mitsubishi Corp.	313,540
3,234	Mitsubishi Gas Chemical Co., Inc.	34,898
11,571	Mitsubishi Materials Corp.	236,547
39,085	Mitsubishi UFJ Financial Group, Inc.	146,239
43,200	Mitsubishi UFJ Lease & Finance Co., Ltd.	211,455
5,225	Mitsui & Co., Ltd.	72,542
9,672	Mitsui Chemicals, Inc.	182,048
12,148	MonotaRO Co., Ltd.	320,967
3,269	MS & AD Insurance Group Holdings, Inc.	91,209
700	Murata Manufacturing Co., Ltd.	34,800
118	Nintendo Co., Ltd.	45,861
2,244	Nippon Paint Holdings Co., Ltd.	116,805

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
32,994	Nippon Telegraph & Telephone Corp.	$789,105
1,636	Nitori Holdings Co., Ltd.	221,090
9,270	Nomura Holdings, Inc.	39,120
4,872	Nomura Real Estate Holdings, Inc.	78,833
5,232	Nomura Research Institute, Ltd.	110,514
3,294	NTT Data Corp.	31,532
21,620	NTT DoCoMo, Inc.	676,125
471	Obic Co., Ltd.	61,366
27,364	Olympus Corp.	394,460
3,479	OMRON Corp.	179,874
360	Oriental Land Co., Ltd.	45,957
16,144	ORIX Corp.	192,609
6,590	Osaka Gas Co., Ltd.	123,745
1,432	Park24 Co., Ltd.	21,110
12,379	Persol Holdings Co., Ltd.	123,866
7,979	Pigeon Corp.	305,478
15,657	Pola Orbis Holdings, Inc.	287,845
14,404	Rakuten, Inc.	108,592
18,376	Recruit Holdings Co., Ltd.	474,676
42,166	Resona Holdings, Inc.	126,427
22,390	Ryohin Keikaku Co., Ltd.	248,990
4,071	Seiko Epson Corp.	43,816
18,764	Sekisui House, Ltd.	309,457
4,018	Seven & I Holdings Co., Ltd. - Series A	132,694
1,181	Shimadzu Corp.	30,822
1,458	Shimamura Co., Ltd.	88,112
681	Shin-Etsu Chemical Co., Ltd.	66,934
13,619	Shinsei Bank, Ltd. (a)	180,381
548	Shionogi & Co., Ltd.	26,994
5,997	Shiseido Co., Ltd.	352,458
4,539	Showa Denko KK	93,123
6,013	Sony Corp.	356,171
981	Square Enix Holdings Co Ltd.	43,827
14,285	Sumitomo Corp.	162,910
10,968	Sumitomo Dainippon Pharma Co., Ltd.	142,380
10,559	Sumitomo Mitsui Financial Group, Inc.	256,514
3,044	Sumitomo Mitsui Trust Holdings, Inc.	87,455
18,691	Sumitomo Rubber Industries, Ltd.	175,561
9,167	Sundrug Co., Ltd.	293,749
2,855	Sysmex Corp.	206,630
5,391	T&D Holdings, Inc.	43,703
5,040	Taiheiyo Cement Corp.	85,848
4,696	Taiyo Nippon Sanso Corp.	69,487
1,776	Terumo Corp.	60,848
12,798	The Yokohama Rubber Co., Ltd.	158,658
1,557	Toho Co., Ltd.	47,608
3,217	Tokio Marine Holdings, Inc.	147,192
997	Tokyo Electron, Ltd.	185,814
6,897	Tokyo Gas Co., Ltd.	162,516
1,779	Toyoda Gosei Co., Ltd.	30,276
9,340	Toyota Motor Corp.	562,874
11,648	Toyota Tsusho Corp.	272,090
2,510	Tsuruha Holdings, Inc.	330,938
6,750	Welcia Holdings Co., Ltd.	472,913
47,376	Yamada Denki Co., Ltd.	188,700
680	Yamaha Corp.	26,354
14,860	Yamazaki Baking Co., Ltd.	309,723
19,228	ZOZO, Inc.	258,066

		24,359,876

Number of Shares		Value
	Jersey - 0.60%
5,660	Ferguson PLC	$349,971
206,203	Glencore PLC	312,097

		662,068

	Macau - 0.11%
8,793	Sands China, Ltd.	31,990
60,551	Wynn Macau, Ltd.	90,809

		122,799

	Netherlands - 4.27%
7,600	ABN AMRO Group NV	61,672
79,252	Aegon NV	197,924
785	Airbus SE	50,618
977	Akzo Nobel NV	64,256
15,908	Altice NV - Class A (a)	61,397
36,672	ArcelorMittal	346,201
2,270	ASML Holding NV	598,406
4,256	Exor NV	219,351
2,702	Heineken Holding NV	210,563
582	Heineken NV	49,391
23,240	ING Groep NV	119,084
24,414	Koninklijke Ahold Delhaize NV	568,763
1,334	Koninklijke DSM NV	150,060
9,584	Koninklijke Philips NV	393,494
8,411	NN Group NV	228,576
2,454	NXP Semiconductors NV	203,510
5,342	Randstad Holding NV	188,530
7,717	STMicroelectronics NV	165,889
9,747	Unilever NV	479,078
5,244	Wolters Kluwer NV	371,858

		4,728,621

	New Zealand - 0.24%
6,669	a2 Milk Co., Ltd. (a)	68,128
2,799	Fisher & Paykel Healthcare Corp., Ltd.	50,882
23,248	Mercury NZ Ltd.	58,208
35,288	Meridian Energy, Ltd.	84,219

		261,437

	Norway - 0.64%
18,834	Gjensidige Forsikring ASA	320,728
2,495	Mowi ASA	37,723
8,633	Orkla ASA	73,965
8,709	Schibsted ASA - Class B	157,545
7,760	Telenor ASA	113,418

		703,379

	Portugal - 0.41%
57,588	EDP - Energias de Portugal SA	231,699
12,156	Jeronimo Martins SGPS SA	219,405

		451,104

	Singapore - 1.68%
18,480	DBS Group Holdings, Ltd.	241,130
11,947	Jardine Cycle & Carriage, Ltd.	164,262
28,520	Oversea-Chinese Banking Corp., Ltd.	172,801
96,990	Singapore Exchange, Ltd.	624,659
12,204	Singapore Technologies Engineering Ltd.	26,700
16,222	United Overseas Bank, Ltd.	222,566
84,970	Wilmar International, Ltd.	192,152
379,623	Yangzijiang Shipbuilding Holdings, Ltd.	220,273

		1,864,543

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	Spain - 2.55%
6,068	ACS, Actividades de Construccion y Servicios SA	$120,507
658	Aena SME SA	71,389
4,377	Amadeus IT Holdings SA - Class A	206,021
76,818	Banco Bilbao Vizcaya Argentaria SA	237,871
119,925	Banco de Sabadell SA	60,648
79,557	Banco Santander SA	189,252
4,315	Cellnex Telecom SA	195,739
5,088	Endesa SA	107,664
6,565	Ferrovial SA	155,832
49,237	Iberdrola SA	481,588
22,650	Industria de Diseno Textil SA	586,944
24,121	Mapfre SA	40,919
33,142	Repsol SA	295,669
15,966	Telefonica SA	72,663

		2,822,706

	Sweden - 2.02%
1,290	Assa Abloy AB - Series B	24,083
8,470	Atlas Copco AB - Class A	281,664
4,153	Atlas Copco AB - Class B	120,808
2,834	Epiroc AB - Class A	28,004
4,137	Epiroc AB - Class B	40,777
3,800	Essity AB - Class B	116,408
28,370	Hennes & Mauritz AB - Series B	363,045
1,010	ICA Gruppen AB	42,183
4,173	Investor AB - B Shares	188,259
2,149	L E Lundbergforetagen AB - Series B	87,115
11,856	Skanska AB - Class B (a)	178,423
4,939	SKF AB - B Shares	67,305
8,421	Swedish Match AB	476,794
6,963	Tele2 AB - B Shares	92,768
16,283	Telefonaktiebolaget LM Ericsson - Series B	131,810

		2,239,446

	Switzerland - 9.24%
5,984	Adecco Group AG	235,809
676	Alcon, Inc. (a)	34,632
167	Baloise Holding AG	21,772
1	Chocoladefabriken Lindt & Spruengli AG	86,794
412	Cie Financiere Richemont SA	22,023
17,310	Credit Suisse Group AG	139,715
2,727	Dufry AG	83,692
158	Geberit AG	69,232
62	Givaudan SA	190,773
2,472	Kuehne & Nagel International AG	336,737
1,323	LafargeHolcim, Ltd.	48,281
205	Lonza Group AG	84,321
25,449	Nestle SA	2,605,158
18,712	Novartis AG	1,543,718
438	Partners Group Holding AG	299,884
7,410	Roche Holdings AG	2,384,108
154	SGS SA	355,197
176	Sika AG	28,902
1,132	Sonova Holding AG	201,852
235	Straumann Holding AG	171,810
352	Swiss Life Holding AG	118,148
1,426	Swiss Prime Site AG	138,793
1,457	Swiss Re AG	112,187
133	Swisscom AG	71,219
814	Temenos AG	106,105

Number of Shares		Value
	Switzerland (Continued)
559	The Swatch Group AG - Group I	$109,787
1,879	The Swatch Group AG - Group N	72,745
16,125	UBS Group AG	147,804
1,142	Zurich Insurance Group AG	401,192

		10,222,390

	United Kingdom - 11.16%
16,865	3i Group PLC	163,415
19,360	Admiral Group PLC	533,176
6,944	Anglo American PLC	121,684
1,478	Associated British Foods PLC	33,107
9,067	AstraZeneca PLC	807,858
88,984	Auto Trader Group PLC	480,850
2,539	AVEVA Group PLC	109,392
76,040	Aviva PLC	250,000
17,212	BAE Systems PLC	110,587
11,321	Barratt Developments PLC	61,193
4,332	Berkeley Group Holdings PLC	193,352
91,686	BP PLC	375,998
14,115	British American Tobacco PLC	480,830
3,603	Bunzl PLC	72,120
19,557	Burberry Group PLC	317,893
5,816	Coca-Cola European Partners PLC	218,274
3,900	Coca-Cola HBC AG	83,640
11,507	Compass Group PLC	179,280
513	Croda International PLC	27,065
11,294	Diageo PLC	358,127
56,712	Evraz PLC	162,260
48,224	GlaxoSmithKline PLC	904,881
5,451	Halma PLC	128,022
20,564	Hargreaves Lansdown PLC	349,400
63,729	HSBC Holdings PLC	357,759
2,773	InterContinental Hotels Group PLC	117,972
12,307	J. Sainsbury PLC	31,843
45,568	JD Sports Fashion PLC	255,214
51,792	Kingfisher PLC	90,973
124,791	Legal & General Group PLC	294,843
62,925	Lloyds Banking Group PLC	24,601
3,106	London Stock Exchange Group PLC	277,849
137,941	M&G PLC (a)	191,877
111,920	Marks & Spencer Group PLC	135,673
1,511	Mondi PLC	25,499
18,335	National Grid PLC	214,231
5,022	Next PLC	251,947
6,512	Ocado Group PLC (a)	97,682
4,871	Prudential PLC	61,033
749	Reckitt Benckiser Group PLC	57,055
17,771	RELX PLC	379,276
12,680	Rentokil Initial Plc	60,559
540	Rio Tinto, Ltd.	27,821
3,901	Rio Tinto PLC	178,830
8,276	Rolls-Royce Holdings PLC	34,978
16,958	Royal Dutch Shell PLC - Class A	294,622
14,203	Royal Dutch Shell PLC - Class B	238,241
884	Schroders PLC	27,026
1,217	Severn Trent PLC	34,449
19,048	Smith & Nephew PLC	335,559
1,117	Spirax-Sarco Engineering PLC	112,139
5,937	SSE Plc	95,402
3,322	St. James’s Place PLC	31,021

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom (Continued)
40,579	Standard Life Aberdeen PLC	$111,990
51,687	Tesco PLC	145,965
51,636	The Sage Group PLC	375,473
8,347	Unilever PLC	420,940
5,883	United Utilities Group PLC	65,854
201,080	Vodafone Group PLC	278,182
43,691	Wm Morrison Supermarkets PLC	95,449

		12,352,231

	Total Common Stocks (Cost $109,358,012)	104,806,571

	INVESTMENT COMPANIES - 3.28%
	Canada - 0.29%
14,562	iShares MSCI Canada ETF	318,180

	Japan - 2.99%
61,952	iShares MSCI EAFE ETF	3,311,954

	Total Investment Companies (Cost $3,576,829)	3,630,134

	PARTICIPATORY NOTES - 0.11%
	Switzerland - 0.11%
11	Chocoladefabriken Lindt & Spruengli AG (d)	92,328
129	Schindler Holding AG (d)	28,223

	Total Participatory Notes (Cost $122,893)	120,551

	PREFERRED STOCKS - 0.17%
	Germany - 0.17%
5,261	Fuchs Petrolub SE - Preference Shares (b)	187,663

	Total Preferred Stocks (Cost $242,037)	187,663

	REAL ESTATE INVESTMENT TRUSTS - 1.77%
	Australia - 0.17%
12,951	Goodman Group	94,926
42,484	Mirvac Group	53,976
25,906	Stockland	39,836

		188,738

	Canada - 0.03%
1,123	Canadian Apartment Properties	33,986

	France - 0.13%
539	Covivio	30,271
399	Gecina SA	52,504
732	ICADE	57,454

		140,229

	Japan - 1.07%
76	Daiwa House REIT Investment Corp.	186,270
17	Japan Prime Realty Investment Corp.	51,362
34	Japan Real Estate Investment Corp.	199,862

Number of Shares		Value
	Japan (Continued)
28	Nippon Building Fund, Inc.	$188,355
76	Nippon Prologis REIT, Inc.	191,223
123	Nomura Real Estate Master Fund, Inc.	156,446
98	Orix JREIT, Inc.	128,896
85	United Urban Investment Corp.	85,039

		1,187,453

	Singapore - 0.22%
61,774	Ascendas Real Estate Investment Trust	122,313
91,815	Mapletree Commercial Trust	117,760

		240,073

	United Kingdom - 0.15%
18,142	Segro PLC	171,503

	Total Real Estate Investment Trusts (Cost $2,335,493)	1,961,982

	SHORT TERM INVESTMENTS - 0.41%
	Money Market Funds - 0.41%
	DWS Government Money Market Series - Institutional Shares
450,187	Effective Yield, 0.41% (c)	450,187

	Total Short Term Investments (Cost $450,187)	450,187

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 0.54%
593,326	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (c)	593,326

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $593,326)	593,326

	Total Investments (Cost $116,678,777) - 101.01%	111,750,414
	Liabilities in Excess of Other Assets - (1.01)%	(1,111,017)

	TOTAL NET ASSETS - 100.00%	$110,639,397

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2020.
(d)	Represents the value of the underlying security. See note 3u. of the Notes to Financial Statements.
(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $74,662, which represents 0.07% of total net assets.

Glossary of Terms

ADR	-	American Depositary Receipt
LN	-	London Stock Exchange
EB	-	Cboe European Equities

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2020

COMMON STOCKS
Aerospace & Defense	0.38%
Air Freight & Logistics	0.54%
Airlines	0.06%
Auto Components	1.01%
Automobiles	1.42%
Banks	6.00%
Beverages	1.37%
Biotechnology	0.52%
Building Products	0.36%
Capital Markets	3.56%
Chemicals	1.78%
Commercial Services & Supplies	0.50%
Communications Equipment	0.12%
Construction & Engineering	1.66%
Construction Materials	0.36%
Consumer Finance	0.13%
Containers & Packaging	0.15%
Distributors	0.15%
Diversified Financial Services	1.44%
Diversified Telecommunication Services	2.96%
Electric Utilities	2.10%
Electrical Equipment	0.40%
Electronic Equipment, Instruments & Components	1.04%
Entertainment	0.08%
Food & Staples Retailing	4.79%
Food Products	4.59%
Gas Utilities	0.31%
Health Care Equipment & Supplies	3.61%
Health Care Providers & Services	0.19%
Health Care Technology	0.08%
Hotels, Restaurants & Leisure	0.56%
Household Durables	1.31%
Household Products	0.76%
Independent Power and Renewable Electricity Producers	0.14%
Industrial Conglomerates	0.47%
Insurance	6.55%
Interactive Media & Services	0.93%
Internet & Direct Marketing Retail	0.73%
IT Services	1.62%
Leisure Products	0.23%
Life Sciences Tools & Services	0.56%
Machinery	1.37%
Marine	0.93%
Media	0.54%
Metals & Mining	2.60%
Multiline Retail	1.19%
Multi-Utilities	0.81%
Oil, Gas & Consumable Fuels	3.47%
Paper & Forest Products	0.05%

Personal Products	2.21%
Pharmaceuticals	9.45%
Professional Services	2.18%
Real Estate Management & Development	0.57%
Road & Rail	0.18%
Semiconductors & Semiconductor Equipment	1.23%
Software	2.07%
Specialty Retail	2.04%
Technology Hardware, Storage & Peripherals	0.38%
Textiles, Apparel & Luxury Goods	3.55%
Tobacco	0.87%
Trading Companies & Distributors	2.18%
Transportation Infrastructure	0.30%
Water Utilities	0.09%
Wireless Telecommunication Services	0.95%

TOTAL COMMON STOCKS	94.73%

INVESTMENT COMPANIES
Exchange Traded Funds	3.28%

TOTAL INVESTMENT COMPANIES	3.28%

PARTICIPATORY NOTES
Food Products	0.08%
Machinery	0.03%

TOTAL PARTICIPATORY NOTES	0.11%

PREFERRED STOCKS
Chemicals	0.17%

TOTAL PREFERRED STOCKS	0.17%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	1.77%

TOTAL REAL ESTATE INVESTMENT TRUSTS	1.77%

SHORT TERM INVESTMENTS
Money Market Funds	0.41%

TOTAL SHORT TERM INVESTMENTS	0.41%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Investments Purchased with Proceeds from Securities Lending Collateral	0.54%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	0.54%

TOTAL INVESTMENTS	101.01%
Liabilities in Excess of Other Assets	(1.01)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Principal Amount		Value
	ASSET BACKED SECURITIES - 5.94%
395,000	Ally Master Owner Trust Series 2018-1, 2.700%, 01/15/2023	$389,166
410,000	ALM XVI, Ltd. Series 2015-16RR, 2.731% (3 Month LIBOR USD + 0.900%, 0.900% Floor), 04/15/2027 (a)(c)	404,443
	AmeriCredit Automobile Receivables Trust
83,206	Series 2017-3-A3, 1.900%, 03/18/2022	82,920
150,000	Series 2019-3D, 2.580%, 09/18/2025	142,313
400,000	Atrium XII Series 2015-12R, 2.632% (3 Month LIBOR USD + 0.830%, 0.000% Floor), 04/22/2027 (a)(c)	388,692
250,000	Carlyle Global Market Strategies CLO, Ltd. Series 2013-2, 2.709% (3 Month LIBOR USD + 0.890%, 0.000% Floor), 01/18/2029 (a)(c)	240,303
2,135	CIG AUTO RECEIVABLES TRUST Series 2017-1, 2.710%, 05/15/2023 (c)	2,129
	Domino’s Pizza Master Issuer LLC
187,150	Series 2018-1, 4.116%, 07/25/2048 (c)(g)	179,843
74,813	Series 2019-1, 3.668%, 10/25/2049 (c)	67,019
135,000	Drive Auto Receivables Trust Series 2019-4, 2.700%, 02/16/2027	126,169
	Exeter Automobile Receivables Trust
300,000	Series 2019-4A, 2.580%, 09/15/2025 (c)	272,312
90,000	Series 2020-1, 2.730%, 12/15/2025 (c)	73,242
77,913	Flagship Credit Auto Trust Series 2018-2, 2.970%, 10/17/2022 (c)	78,010
100,000	GCO Education Loan Funding Trust Series 2006-1, 1.909% (3 Month LIBOR USD + 0.230%, 0.230% Floor), 05/25/2036 (a)	93,815
188,218	GLS Auto Receivables Issuer Trust Series 2019-4, 2.470%, 11/15/2023 (c)	173,055
300,000	GTP Acquisition Partners I LLC Series 2015-2, 3.482%, 06/15/2050 (c)	306,885
250,000	LCM XX LP Series 2015-20R, 2.859% (3 Month LIBOR USD + 1.040%, 1.040% Floor), 10/20/2027 (a)(c)	245,534
220,037	Marlette Funding Trust Series 2019-4, 2.390%, 12/15/2029 (c)(g)	212,628
	NRZ Excess Spread-Collateralized Notes Series
216,243	Series 2018-PLS1, 3.193%, 01/25/2023 (c)	215,943
81,273	Series 2018-PLS2, 3.265%, 02/25/2023 (c)	79,819
	OCP CLO, Ltd.
152,481	Series 2015-8R, 2.686% (3 Month LIBOR USD + 0.850%, 0.000% Floor), 04/17/2027 (a)(c)	149,638
211,058	Series 2015-9R, 2.631% (3 Month LIBOR USD + 0.800%, 0.000% Floor), 07/15/2027 (a)(c)	207,715
260,000	OnDeck Asset Securitization Trust II LLC Series 2019-1A, 2.650%, 11/17/2024 (c)(g)	252,610
	OneMain Financial Issuance Trust
331,000	Series 2018-1A, 3.300%, 03/14/2029 (c)	329,309
73,456	Series 2017-1A, 2.370%, 09/14/2032 (c)	72,267
250,000	OZLM VII, Ltd. Series 2014-7R, 2.846% (3 Month LIBOR USD + 1.010%, 1.010% Floor), 07/17/2029 (a)(c)	239,303
300,000	OZLM XII, Ltd. Series 2015-12R, 2.820% (3 Month LIBOR USD + 1.050%, 0.000% Floor), 04/30/2027 (a)(c)	292,343

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
107,673	PRPM Trust Series 2019-GS1, 3.500%, 10/25/2024 (b)(c)	$104,562
180,000	Regional Management Issuance Trust Series 2018-1, 3.830%, 07/15/2027 (c)(g)	175,232
114,485	RMF Buyout Issuance Trust Series 2019-1, 2.475%, 07/25/2029 (b)(c)	112,842
205,000	Santander Drive Auto Receivables Trust Series 2019-3, 2.680%, 10/15/2025	205,640
39,429	SoFi Consumer Loan Program Trust Series 2016-2, 3.090%, 10/27/2025 (c)(g)	38,750
335,000	Sound Point CLO, Ltd. Series 2016-2, 2.781% (3 Month LIBOR USD + 0.950%, 0.000% Floor), 04/16/2029 (a)(c)	320,898
125,000	Springleaf Funding Trust Series 2017-A, 2.680%, 07/15/2030 (c)	120,014
395,000	TICP CLO, Ltd. Series 2018-3, 2.659% (3 Month LIBOR USD + 0.840%, 0.084% Floor), 04/20/2028 (a)(c)	384,134
	Voya CLO, Ltd.
165,657	Series 2014-3, 2.514% (3 Month LIBOR USD + 0.720%, 0.000% Floor), 07/27/2026 (a)(c)	163,476
480,000	Series 2015-1, 2.719% (3 Month LIBOR USD + 0.900%, 0.9000% Floor), 01/18/2029 (a)(c)	466,780
78,200	Wendy’s Funding LLC Series 2018-1, 3.884%, 03/15/2048 (c)(g)	70,890
220,000	Westlake Automobile Receivables Trust Series 2019-3, 2.720%, 11/15/2024 (c)	178,974
400,000	Z Capital Credit Partners CLO, Ltd. Series 2015-1, 2.793% (3 Month LIBOR USD + 0.950%, 0.095% Floor), 07/16/2027 (a)(c)	391,029

	Total Asset Backed Securities (Cost $8,327,976)	8,050,646

	COLLATERALIZED MORTGAGE OBLIGATIONS - 14.14%
159,476	Ajax Mortgage Loan Trust Series 2017-B, 3.163%, 09/25/2056 (b)(c)	162,716
	Angel Oak Mortgage Trust I LLC
117,259	Series 2018-3, 3.649%, 09/25/2048 (b)(c)	117,383
132,335	Series 2019-2, 3.628%, 03/25/2049 (b)(c)	133,684
339,868	Series 2019-4, 2.993%, 07/26/2049 (b)(c)	337,342
240,819	Series 2019-3, 2.930%, 05/25/2059 (b)(c)	240,038
	Arroyo Mortgage Trust
170,336	Series 2018-1, 3.763%, 04/25/2048 (b)(c)	168,032
247,347	Series 2019-3, 2.962%, 10/25/2048 (b)(c)	229,117
270,685	Series 2019-2, 3.347%, 04/25/2049 (b)(c)	271,439
	BANK
2,153,545	Series 2019-BNK23, 0.701%, 12/17/2052 (b)(j)	117,359
996,805	Series 2019-BNK18, 0.905%, 05/17/2062 (b)(j)	65,144
1,282,346	Series 2019-BNK20, 0.841%, 09/15/2062 (b)(j)	78,781
1,324,516	Series 2019-BNK22, 0.604%, 11/17/2062 (b)(j)	61,354
999,131	Series 2019-BNK24, 0.768%, 11/17/2062 (b)(j)	51,309
1,000,000	Series 2020-BNK26, 1.357%, 03/16/2063 (j)	91,365
	Bayview Koitere Fund Trust
72,919	Series 2017-RT4, 3.500%, 07/28/2057 (b)(c)	73,090
54,191	Series 2017-SPL3, 4.000%, 11/28/2053 (b)(c)	54,433
204,993	Bayview Mortgage Fund IVc Trust Series 2017-RT3A, 3.500%, 01/28/2058 (b)(c)	202,841
	Bayview Opportunity Master Fund IVa Trust
190,405	Series 2017-SPL5A, 3.500%, 07/28/2057 (b)(c)	187,876
65,872	Series 2017-SPL1A, 4.000%, 10/28/2064 (b)(c)	66,432

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
70,789	Bayview Opportunity Master Fund IVb Trust Series 2017-RT6, 3.500%, 10/28/2057 (b)(c)	$70,685
132,000	BBCMS Mortgage Trust Series 2017-DELC, 1.555% (1 Month LIBOR USD + 0.850%, 0.850% Floor), 08/15/2036 (a)(c)	111,456
	Benchmark Mortgage Trust
325,000	Series 2019-B11, 3.410%, 05/17/2052	343,146
1,003,373	Series 2019-B12, 1.068%, 08/16/2052 (b)(j)	68,778
	BX Commercial Mortgage Trust
183,774	Series 2018-IND, 1.455% (1 Month LIBOR USD + 0.750%, 0.075% Floor), 11/15/2035 (a)(c)	176,046
329,613	Series 2019-XL, 1.625% (1 Month LIBOR USD + 0.920%, 0.920% Floor), 10/15/2036 (a)(c)	313,936
100,000	CAMB Commercial Mortgage Trust Series 2019-LIFE, 2.155% (1 Month LIBOR USD + 1.450%, 1.450% Floor), 12/15/2037 (a)(c)	93,119
145,000	Century Plaza Towers Series 2019-CPT, 2.865%, 11/16/2039 (c)	145,714
19,256	Chase Mortgage Finance Trust Series 2007-A1, 4.303%, 02/25/2037 (b)	18,140
66,418	CIM Trust Series 2017-7, 3.000%, 04/25/2057 (b)(c)	66,636
	Citigroup Commercial Mortgage Trust
296,312	Series 2016-P3, 3.329%, 04/16/2049	309,942
505,000	Series 2016-P4, 2.902%, 07/12/2049	517,106
	Citigroup Mortgage Loan Trust, Inc.
103,329	Series 2019-IMC1, 2.720%, 07/25/2049 (b)(c)	102,269
246,585	Series 2018-R2, 3.500%, 02/25/2058 (b)(c)	245,046
114,808	Series 2018-R, 3.000%, 09/25/2064 (b)(c)	114,987
141,597	Series 2019-E, 3.228%, 11/25/2070 (c)(k)	137,968
	COLT Mortgage Loan Trust
54,131	Series 2019-1, 3.705%, 03/25/2049 (b)(c)	53,971
102,386	Series 2019-2, 3.337%, 05/25/2049 (b)(c)	103,515
130,821	Series 2019-3, 2.764%, 08/25/2049 (b)(c)	130,095
227,210	Series 2019-4 A1, 2.579%, 11/25/2049 (b)(c)	222,520
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/12/2030 (c)	125,732
290,000	Series 2019-WCM, 1.605% (1 Month LIBOR USD + 0.900%, 0.900% Floor), 10/16/2034 (a)(c)	276,113
	Countrywide Home Loans, Inc.
7,687	Series 2004-HYB6, 3.921%, 11/20/2034 (b)	6,698
85,930	Series 2005-11, 1.547% (1 Month LIBOR USD + 0.600%, 0.300% Floor, 10.500% Cap), 03/25/2035 (a)	65,852
375,000	CSAIL Commercial Mortgage Trust Series 2016-C6, 2.960%, 01/15/2049	387,305
37,702	CSMC Trust Series 2017-FHA1, 3.250%, 04/25/2047 (b)(c)	36,643
11,962,832	DBGS Mortgage Trust Series 2018-BIOD, 0.208%, 10/17/2051 (b)(j)	177,229
475,000	DBJPM Mortgage Trust Series 2016-C3, 2.890%, 08/12/2049	500,543
	Deephaven Residential Mortgage Trust
106,772	Series 2019-2, 3.558%, 04/25/2059 (b)(c)	104,009
250,741	Series 2019-3, 2.964%, 07/25/2059 (b)(c)	239,267

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
368,448	Four Times Square Trust Series 2006-4TS, 5.401%, 12/13/2028 (c)	$366,720
	GS Mortgage Securities Trust
145,000	Series 2012-ALOH, 3.551%, 04/12/2034 (c)	145,416
145,000	Series 2012-BWTR, 2.954%, 11/07/2034 (c)	144,219
35,000	Series 2015-GC34, 3.506%, 10/13/2048	37,563
1,450,709	Series 2020-GC45, 0.675%, 02/14/2053 (b)(j)	71,856
131,985	Homeward Opportunities Fund I Trust Series 2019-2, 2.702%, 08/25/2059 (b)(c)	127,722
	JPMBB Commercial Mortgage Securities Trust
90,000	Series 2020-NNN, 2.812%, 01/16/2037 (c)	88,676
399,497	Series 2013-C12, 3.157%, 07/17/2045	403,844
	Mill City Mortgage Loan Trust
222,826	Series 2018-2, 3.500%, 05/25/2058 (b)(c)	227,478
452,126	Series 2019-GS1, 2.750%, 07/25/2059 (b)(c)	449,002
222,006	Series 2017-3, 2.750%, 01/25/2061 (b)(c)	223,061
167,097	Series 2018-1, 3.250%, 05/25/2062 (b)(c)	169,011
255,518	Series 2019-1, 3.250%, 10/25/2069 (b)(c)	259,380
	Morgan Stanley ABS Capital I, Inc. Trust
185,000	Series 2014-MP, 3.469%, 08/11/2033 (c)	186,477
149,965	Series 2003-NC10, 1.967% (1 Month LIBOR USD + 1.020%, 0.680% Floor), 10/25/2033 (a)	143,855
175,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, 3.325%, 05/17/2049	183,032
222,000	Mortgage Insurance-Linked Notes Series 2019-1, 2.847% (1 Month LIBOR USD + 1.900%, 1.900% Floor), 11/26/2029 (a)(c)	204,460
	MTRO Commercial Mortgage Trust
100,000	Series 2019-TECH B, 1.805% (1 Month LIBOR USD + 1.100%, 1.100% Floor), 12/15/2033 (a)(c)	93,167
100,000	Series 2019-TECH C, 2.005% (1 Month LIBOR USD + 1.300%, 1.300% Floor), 12/15/2033 (a)(c)	92,228
160,000	Natixis Commercial Mortgage Securities Trust Series 2019-1776, 2.507%, 10/17/2036 (c)	158,455
320,000	New Residential Advance Receivables Trust Advance Receivables Backed Series 2019-T4, 2.329%, 10/15/2051 (c)	319,607
	New Residential Mortgage LLC
190,014	Series 2018-FNT1, 3.610%, 05/25/2023 (c)	184,760
210,737	Series 2018-FNT2, 3.790%, 07/25/2024 (c)	207,954
	New Residential Mortgage Loan Trust
80,777	Series 2016-2, 3.750%, 11/25/2035 (b)(c)	83,739
201,687	Series 2018-4, 1.697% (1 Month LIBOR USD + 0.750%, 0.750% Floor), 01/27/2048 (a)	193,895
65,266	Series 2016-4, 3.750%, 11/25/2056 (b)(c)	67,589
105,123	Series 2017-1, 4.000%, 02/25/2057 (b)(c)	109,566
96,559	Series 2017-2, 4.000%, 03/25/2057 (b)(c)	100,954
53,607	Series 2017-3, 4.000%, 04/25/2057 (b)(c)	55,896
57,821	Series 2017-4, 4.000%, 05/25/2057 (b)(c)	60,361
59,513	Series 2017-5, 2.447% (1 Month LIBOR USD + 1.500%, 1.500% Floor), 06/25/2057 (a)(c)	57,019
77,876	Series 2017-6, 4.000%, 08/25/2057 (b)(c)	81,153
170,649	Series 2018-1, 4.000%, 12/25/2057 (b)(c)	173,031
169,310	Series 2018-2, 4.500%, 02/25/2058 (b)(c)	177,824
280,793	Series 2019-3, 3.750%, 11/25/2058 (b)(c)	283,852
223,398	Series 2019-5, 3.500%, 08/25/2059 (b)(c)	227,417

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
134,423	Series 2019-NQM4, 2.492%, 09/25/2059 (b)(c)	$132,930
	SBA Tower Trust
90,000	Series 2017-1, 3.168%, 04/15/2047 (c)	89,579
125,000	Series 2018-1, 3.448%, 03/15/2048 (c)	127,954
155,000	Series 2019-1, 2.836%, 01/15/2050 (c)	153,238
73,232	Seasoned Credit Risk Transfer Trust Series Series 2019-3, 3.500%, 10/25/2058	77,519
	SG Commercial Mortgage Securities Trust
355,000	Series 2020-COVE, 2.632%, 04/17/2037 (c)	354,066
75,000	Series 2016-C5, 3.055%, 10/13/2048	77,438
	Towd Point Mortgage Trust
116,109	Series 2015-6, 2.750%, 04/25/2055 (b)(c)	115,966
48,842	Series 2016-2, 2.750%, 08/25/2055 (b)(c)	48,219
49,598	Series 2016-3, 2.250%, 08/25/2055 (b)(c)	49,386
116,206	Series 2017-1, 2.750%, 10/25/2056 (b)(c)	116,984
253,505	Series 2017-5, 1.547% (1 Month LIBOR USD + 0.600%, 0.000% Floor), 02/26/2057 (a)(c)	247,576
228,226	Series 2017-2, 2.750%, 04/25/2057 (b)(c)	223,862
54,913	Series 2017-3, 2.750%, 06/25/2057 (b)(c)	54,307
287,115	Series 2017-4, 2.750%, 06/25/2057 (b)(c)	281,196
276,162	Series 2017-6, 2.750%, 10/25/2057 (b)(c)	276,584
87,005	Series 2018-1, 3.000%, 01/28/2058 (b)(c)	86,757
242,133	Series 2018-2, 3.250%, 03/25/2058 (b)(c)	245,202
177,435	Series 2018-3, 3.750%, 05/25/2058 (b)(c)	180,484
	Verus Securitization Trust
120,594	Series 2019-2, 3.211%, 05/25/2059 (b)(c)	120,751
273,698	Series 2019-3, 2.784%, 07/25/2059 (c)(k)	268,694
374,696	Series 2019-4, 3.142%, 10/25/2059 (b)(c)	365,593
119,222	VOLT LXXXIII LLC Series 2019-NPL9, 3.376%, 11/25/2049 (c)(k)	116,194
411,678	VOLT LXXXIV LLC Series 2019-NPL10, 3.426%, 12/25/2049 (c)(k)	392,482
94,118	VOLT LXXXV LLC Series 2020-NPL1, 3.228%, 01/25/2050 (c)(k)	85,268
289,850	VOLT LXXXVIII LLC Series 2020-NPL4, 2.981%, 03/25/2050 (c)(k)	257,159
459,459	Wells Fargo-RBS Commercial Mortgage Trust Series 2014-C19, 3.660%, 03/15/2047	463,120

	Total Collateralized Mortgage Obligations (Cost $19,472,277)	19,142,948

	CORPORATE OBLIGATIONS - 30.99%
	Aerospace & Defense - 0.41%
150,000	L3Harris Technologies, Inc. 3.850%, 06/15/2023 (c)	156,830
45,000	Lockheed Martin Corp. 4.090%, 09/15/2052	54,329
50,000	The Boeing Co. 3.250%, 02/01/2035	43,412
	United Technologies Corp.
100,000	3.950%, 08/16/2025	109,366
140,000	3.125%, 05/04/2027	142,822
20,000	4.450%, 11/16/2038	22,839
25,000	4.625%, 11/16/2048	29,668

		559,266

	Automobiles - 0.20%
25,000	Ford Motor Co. 5.291%, 12/08/2046	15,125

Principal Amount		Value
	Automobiles (Continued)
	General Motors Co.
5,000	6.250%, 10/02/2043	$3,963
55,000	5.200%, 04/01/2045	43,740
205,000	Volkswagen Group of America Finance LLC 3.875%, 11/13/2020 (c)	204,361

		267,189

	Banks - 6.51%
	Bank of America Corp.
35,000	2.503%, 10/21/2022	35,119
60,000	3.124% (3 Month LIBOR USD + 1.160%), 01/20/2023 (a)	61,014
190,000	4.100%, 07/24/2023	202,801
250,000	3.864% (3 Month LIBOR USD + 0.940%), 07/23/2024 (a)	261,977
140,000	2.456% (3 Month LIBOR USD + 0.870%), 10/22/2025 (a)	141,550
330,000	3.366% (3 Month LIBOR USD + 0.810%), 01/23/2026 (a)	346,388
85,000	3.559% (3 Month LIBOR USD + 1.060%), 04/23/2027 (a)	89,116
130,000	3.419% (3 Month LIBOR USD + 1.040%), 12/20/2028 (a)	134,373
165,000	5.000%, 01/21/2044	210,429
490,000	4.083% (3 Month LIBOR USD + 3.150%), 03/20/2051 (a)	562,422
	Citigroup, Inc.
125,000	3.352% (3 Month LIBOR USD + 0.897%), 04/24/2025 (a)	128,281
280,000	3.700%, 01/12/2026	289,804
155,000	4.300%, 11/20/2026	162,524
35,000	3.520% (3 Month LIBOR USD + 1.151%), 10/27/2028 (a)	35,083
330,000	3.980% (3 Month LIBOR USD + 1.338%), 03/20/2030 (a)	352,345
75,000	2.976% (SOFR + 1.422%), 11/05/2030 (a)	73,397
155,000	4.412% (SOFR + 3.914%), 03/31/2031 (a)	170,643
200,000	Danske Bank AS 5.375%, 01/12/2024 (c)	206,596
95,000	Fifth Third Bancorp 2.375%, 01/28/2025	90,472
370,000	HSBC Holdings PLC 3.262% (3 Month LIBOR USD + 1.055%), 03/13/2023 (a)	370,010
	JPMorgan Chase & Co.
150,000	3.797% (3 Month LIBOR USD + 0.890%), 07/23/2024 (a)	157,223
155,000	4.023% (3 Month LIBOR USD + 1.000%), 12/05/2024 (a)	164,487
225,000	3.220% (3 Month LIBOR USD + 1.155%), 03/01/2025 (a)	233,944
170,000	3.300%, 04/01/2026	176,895
90,000	2.950%, 10/01/2026	93,059
195,000	3.960% (3 Month LIBOR USD + 1.245%), 01/29/2027 (a)	210,144
300,000	3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	318,168
80,000	3.509% (3 Month LIBOR USD + 0.945%), 01/23/2029 (a)	82,530
120,000	3.702% (3 Month LIBOR USD + 1.160%), 05/06/2030 (a)	128,944

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
105,000	KeyCorp 2.550%, 10/01/2029 (e)	$93,966
	PNC Financial Services Group, Inc.
55,000	2.200%, 11/01/2024	56,486
195,000	3.450%, 04/23/2029	193,622
240,000	2.550%, 01/22/2030 (e)	233,021
	Royal Bank of Canada
245,000	2.800%, 04/29/2022	248,491
185,000	2.550%, 07/16/2024	188,501
235,000	Santander Holdings USA, Inc. 3.700%, 03/28/2022	232,861
310,000	Toronto-Dominion Bank 2.650%, 06/12/2024	315,510
370,000	Truist Bank 2.250%, 03/11/2030	340,608
	Wells Fargo & Co.
150,000	2.625%, 07/22/2022	150,688
250,000	2.600%, 01/15/2021	251,217
265,000	3.625%, 10/22/2021	272,473
85,000	2.406% (3 Month LIBOR USD + 0.825%), 10/30/2025 (a)	83,887
120,000	3.000%, 04/22/2026	122,363
135,000	3.000%, 10/23/2026	138,317
285,000	3.584% (3 Month LIBOR USD + 1.310%), 05/22/2028 (a)	290,372
1,000	5.606%, 01/15/2044	1,201
45,000	4.750%, 12/07/2046	49,931
45,000	5.013% (3 Month LIBOR USD + 4.240%), 04/04/2051 (a)	57,952

		8,811,205

	Beverages - 1.12%
	Anheuser-Busch InBev Worldwide, Inc.
175,000	4.750%, 01/23/2029	193,585
385,000	5.450%, 01/23/2039	444,370
5,000	3.750%, 07/15/2042	5,052
20,000	4.900%, 02/01/2046	21,881
145,000	4.600%, 04/15/2048	154,137
162,000	4.750%, 04/15/2058	166,890
	Constellation Brands, Inc.
75,000	4.400%, 11/15/2025	75,775
40,000	3.600%, 02/15/2028	39,215
145,000	Molson Coors Brewing Co. 3.000%, 07/15/2026	137,299
	PepsiCo, Inc.
40,000	2.625%, 03/19/2027	42,029
195,000	3.625%, 03/19/2050	232,176

		1,512,409

	Biotechnology - 0.88%
	AbbVie, Inc.
205,000	2.950%, 11/21/2026 (c)	206,423
355,000	3.200%, 11/21/2029 (c)	358,620
205,000	4.250%, 11/21/2049 (c)(e)	220,585
	Amgen, Inc.
45,000	2.650%, 05/11/2022	45,568
55,000	1.900%, 02/21/2025	55,563
95,000	2.200%, 02/21/2027	94,494
135,000	2.450%, 02/21/2030	133,649

Principal Amount		Value
	Biotechnology (Continued)
80,000	Gilead Sciences, Inc. 2.500%, 09/01/2023	$80,033

		1,194,935

	Building Products - 0.16%
220,000	Carrier Global Corp. 2.242%, 02/15/2025 (c)	214,450

	Capital Markets - 2.56%
	Morgan Stanley
75,000	2.625%, 11/17/2021	75,340
195,000	3.737% (3 Month LIBOR USD + 0.847%), 04/24/2024 (a)	199,993
180,000	3.700%, 10/23/2024	189,105
65,000	3.125%, 07/27/2026	66,808
495,000	3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028 (a)	503,575
55,000	4.431% (3 Month LIBOR USD + 1.628%), 01/23/2030 (a)	61,171
210,000	2.699% (SOFR + 1.143%), 01/22/2031 (a)	206,112
15,000	3.971% (3 Month LIBOR USD + 1.455%), 07/22/2038 (a)	16,228
	State Street Corp.
80,000	3.776% (3 Month LIBOR USD + 0.770%), 12/03/2024 (a)	83,867
90,000	2.354% (SOFR + 0.940%), 11/01/2025 (a)	88,221
80,000	2.901% (SOFR + 2.600%), 03/30/2026 (a)(c)	81,947
15,000	3.152% (SOFR + 2.650%), 03/30/2031 (a)(c)	15,397
	The Bank of New York Mellon Corp.
70,000	1.950%, 08/23/2022	70,377
290,000	2.100%, 10/24/2024	292,314
125,000	2.661% (3 Month LIBOR USD + 0.634%), 05/16/2023 (a)	125,612
	The Goldman Sachs Group, Inc.
275,000	2.876% (3 Month LIBOR USD + 0.821%), 10/31/2022 (a)	276,503
55,000	2.905% (3 Month LIBOR USD + 0.990%), 07/24/2023 (a)	54,870
140,000	3.500%, 01/23/2025	143,398
40,000	3.272% (3 Month LIBOR USD + 1.201%), 09/29/2025 (a)	40,719
130,000	3.691% (3 Month LIBOR USD + 1.510%), 06/05/2028 (a)	133,731
265,000	4.223% (3 Month LIBOR USD + 1.301%), 05/01/2029 (a)	282,605
85,000	2.600%, 02/07/2030	80,470
140,000	6.750%, 10/01/2037 (e)	185,849
20,000	6.250%, 02/01/2041	27,024
	Willis North America, Inc.
25,000	3.600%, 05/15/2024	25,847
145,000	2.950%, 09/15/2029	138,519

		3,465,602

	Chemicals - 0.48%
45,000	Dow Chemical Co. 4.800%, 05/15/2049	47,008
295,000	DuPont de Nemours, Inc. 4.205%, 11/15/2023	311,185
15,000	Ecolab, Inc. 4.800%, 03/24/2030	16,916
20,000	Methanex Corp. 5.650%, 12/01/2044	12,020

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Chemicals (Continued)
	The Sherwin-Williams Co.
15,000	3.450%, 06/01/2027	$15,406
95,000	2.950%, 08/15/2029	93,728
105,000	2.300%, 05/15/2030	98,447
15,000	4.500%, 06/01/2047	16,127
45,000	3.300%, 05/15/2050 (e)	42,724

		653,561

	Commercial Services & Supplies - 0.18%
55,000	ERAC USA Finance LLC 7.000%, 10/15/2037 (c)	70,122
	Waste Management, Inc.
105,000	3.200%, 06/15/2026	109,494
35,000	3.450%, 06/15/2029	35,968
20,000	4.150%, 07/15/2049	23,068

		238,652

	Consumer Finance - 0.39%
155,000	American Express Co. 4.200%, 11/06/2025	169,929
	John Deere Capital Corp.
135,000	3.200%, 01/10/2022	138,359
25,000	1.200%, 04/06/2023	24,531
25,000	3.450%, 06/07/2023	26,198
145,000	2.600%, 03/07/2024	146,131
25,000	1.750%, 03/09/2027	24,149

		529,297

	Diversified Financial Services - 0.58%
	BAT Capital Corp.
55,000	3.222%, 08/15/2024	53,033
275,000	2.789%, 09/06/2024	266,408
85,000	4.906%, 04/02/2030	87,241
	GlaxoSmithKline Capital, Inc.
160,000	3.625%, 05/15/2025	173,743
195,000	2.875%, 06/01/2022	199,650

		780,075

	Diversified Telecommunication Services - 1.25%
	AT&T, Inc.
60,000	2.950%, 07/15/2026	60,033
80,000	3.800%, 02/15/2027	83,676
175,000	4.500%, 05/15/2035	187,216
125,000	6.350%, 03/15/2040	158,752
110,000	4.350%, 06/15/2045	116,701
	Verizon Communications, Inc.
160,000	4.125%, 03/16/2027	178,275
250,000	4.016%, 12/03/2029	282,453
105,000	3.150%, 03/22/2030	113,339
140,000	4.500%, 08/10/2033	165,361
60,000	5.250%, 03/16/2037	76,435
20,000	4.812%, 03/15/2039 (e)	24,701
155,000	4.862%, 08/21/2046	203,111
30,000	4.000%, 03/22/2050	35,642
3,000	4.672%, 03/15/2055	3,834

		1,689,529

	Electric Utilities - 1.82%
65,000	Alabama Power Co. 2.450%, 03/30/2022	65,854

Principal Amount		Value
	Electric Utilities (Continued)
	Cleco Corporate Holdings LLC
46,000	3.743%, 05/01/2026	$45,165
5,000	4.973%, 05/01/2046	4,835
90,000	Commonwealth Edison Co. 3.650%, 06/15/2046	95,663
	Duke Energy Carolinas LLC
45,000	2.500%, 03/15/2023	45,571
118,000	5.300%, 02/15/2040	149,738
60,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043	73,282
100,000	Duke Energy Ohio, Inc. 3.650%, 02/01/2029	107,426
	Evergy, Inc.
55,000	2.450%, 09/15/2024	54,056
140,000	2.900%, 09/15/2029	133,287
	Exelon Corp.
185,000	2.450%, 04/15/2021	183,438
10,000	4.700%, 04/15/2050	10,342
	Georgia Power Co.
85,000	2.400%, 04/01/2021	85,308
130,000	2.100%, 07/30/2023	127,094
45,000	4.750%, 09/01/2040	44,381
210,000	Oglethorpe Power Corp. 5.050%, 10/01/2048	203,161
20,000	Oncor Electric Delivery Co. LLC 5.750%, 03/15/2029	24,431
135,000	Puget Energy, Inc. 3.650%, 05/15/2025	132,239
110,000	Sierra Pacific Power Co. 2.600%, 05/01/2026	110,204
31,000	South Carolina Electric & Gas Co. 5.100%, 06/01/2065	38,968
	Southern California Edison Co.
90,000	2.850%, 08/01/2029 (e)	87,255
125,000	2.250%, 06/01/2030	113,616
19,000	4.000%, 04/01/2047 (e)	19,888
61,000	4.125%, 03/01/2048	65,363
80,000	3.650%, 02/01/2050	78,676
	The Southern Co.
20,000	2.950%, 07/01/2023	20,154
160,000	3.250%, 07/01/2026	159,656
25,000	4.400%, 07/01/2046	26,120
	Xcel Energy, Inc.
120,000	2.600%, 12/01/2029	113,925
55,000	3.500%, 12/01/2049	49,038

		2,468,134

	Entertainment - 0.36%
	Viacom, Inc.
125,000	4.250%, 09/01/2023 (e)	127,678
340,000	4.950%, 01/15/2031	335,330
30,000	4.375%, 03/15/2043	26,715

		489,723

	Equity Real Estate Investment Trusts (REITs) - 0.21%
110,000	American Tower Corp. 2.400%, 03/15/2025	108,370
90,000	Crown Castle International Corp. 3.300%, 07/01/2030	89,261
85,000	Welltower, Inc. 2.700%, 02/15/2027	80,958

		278,589

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Financials - 0.01%
12,000	Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070 (c)	$11,266

	Food & Staples Retailing - 0.20%
	Alimentation Couche-Tard, Inc.
25,000	2.950%, 01/25/2030 (c)	23,358
55,000	3.800%, 01/25/2050 (c)	48,844
75,000	SYSCO Corp. 5.950%, 04/01/2030	78,884
115,000	Walmart, Inc. 3.400%, 06/26/2023 (e)	122,183

		273,269

	Food Products - 0.38%
75,000	Archer-Daniels-Midland Co. 3.250%, 03/27/2030	79,685
90,000	General Mills, Inc. 2.875%, 04/15/2030	89,820
325,000	Nestle Holdings, Inc. 3.350%, 09/24/2023 (c)(e)	343,035

		512,540

	Gas Utilities - 0.01%
10,000	Southern Co. Gas Capital Corp. 2.450%, 10/01/2023	10,135

	Health Care Equipment & Supplies - 0.33%
40,000	Baxter International, Inc. 3.950%, 04/01/2030 (c)	42,975
205,000	Becton Dickinson and Co. 3.125%, 11/08/2021	207,765
	Shire Acquisitions Investments Ireland Designated Activity Co.
70,000	2.400%, 09/23/2021	69,468
125,000	2.875%, 09/23/2023	126,146

		446,354

	Health Care Providers & Services - 1.51%
	Anthem, Inc.
210,000	3.650%, 12/01/2027	217,159
205,000	2.875%, 09/15/2029	200,460
40,000	4.375%, 12/01/2047	43,211
	Cigna Corp.
115,000	4.125%, 11/15/2025	123,223
110,000	3.050%, 10/15/2027 (c)	109,400
125,000	4.375%, 10/15/2028	134,477
55,000	2.400%, 03/15/2030	52,436
70,000	CommonSpirit Health 2.760%, 10/01/2024	70,049
	CVS Health Corp.
160,000	4.100%, 03/25/2025	169,549
59,000	3.875%, 07/20/2025	62,094
165,000	2.875%, 06/01/2026	167,144
35,000	3.000%, 08/15/2026	35,494
50,000	4.125%, 04/01/2040	50,660
55,000	5.125%, 07/20/2045	63,564
125,000	5.050%, 03/25/2048	143,376
15,000	4.250%, 04/01/2050	15,637
60,000	Humana, Inc. 2.500%, 12/15/2020	59,760
	UnitedHealth Group, Inc.
70,000	2.375%, 08/15/2024	71,740

Principal Amount		Value
	Health Care Providers & Services (Continued)
90,000	2.875%, 08/15/2029	$94,454
10,000	3.500%, 08/15/2039	10,837
135,000	3.950%, 10/15/2042	154,178

		2,048,902

	Hotels, Restaurants & Leisure - 0.32%
65,000	GLP Capital LP / GLP Financing II, Inc. 5.300%, 01/15/2029	56,041
80,000	Las Vegas Sands Corp. 3.500%, 08/18/2026	73,338
	McDonald’s Corp.
80,000	3.350%, 04/01/2023	82,751
20,000	4.600%, 05/26/2045	22,958
15,000	4.875%, 12/09/2045	17,584
90,000	3.625%, 09/01/2049	92,034
	Starbucks Corp.
65,000	3.800%, 08/15/2025	69,060
20,000	3.350%, 03/12/2050	19,202

		432,968

	Industrial Conglomerates - 0.20%
30,000	Ingersoll-Rand Luxembourg Finance SA 4.500%, 03/21/2049	33,643
220,000	NXP BV / NXP Funding LLC 4.875%, 03/01/2024 (c)	235,269

		268,912

	Insurance - 0.54%
135,000	Berkshire Hathaway Finance Corp. 4.200%, 08/15/2048	159,206
	Marsh & McLennan Cos, Inc.
30,000	3.500%, 12/29/2020	30,238
70,000	4.050%, 10/15/2023	72,934
110,000	3.875%, 03/15/2024	113,985
65,000	4.375%, 03/15/2029	71,728
60,000	4.750%, 03/15/2039	67,609
40,000	New York Life Global Funding 2.000%, 04/13/2021 (c)	39,968
105,000	Progressive Corp. 3.200%, 03/26/2030	113,765
55,000	Trinity Acquisition PLC 4.400%, 03/15/2026	57,412

		726,845

	Interactive Media & Services - 0.33%
400,000	Tencent Holdings Ltd. 3.975%, 04/11/2029 (c)	448,970

	Internet & Direct Marketing Retail - 0.35%
200,000	Alibaba Group Holding, Ltd. 3.400%, 12/06/2027	210,129
	Amazon.com, Inc.
150,000	3.875%, 08/22/2037	179,877
60,000	4.950%, 12/05/2044	84,965

		474,971

	IT Services - 0.98%
70,000	Fidelity National Information Services, Inc. 4.250%, 05/15/2028	77,463
135,000	Fiserv, Inc. 3.200%, 07/01/2026	139,745
55,000	Global Payments, Inc. 3.200%, 08/15/2029	52,802

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	IT Services (Continued)
	International Business Machines Corp.
100,000	3.000%, 05/15/2024	$105,557
250,000	3.300%, 05/15/2026	267,767
250,000	3.500%, 05/15/2029	271,852
100,000	4.700%, 02/19/2046	114,052
100,000	4.250%, 05/15/2049	118,085
160,000	Visa, Inc. 3.150%, 12/14/2025	174,660

		1,321,983

	Life Sciences Tools & Services - 0.12%
160,000	Thermo Fisher Scientific, Inc. 3.000%, 04/15/2023	164,330

	Machinery - 0.52%
625,000	Otis Worldwide Corp. 2.565%, 02/15/2030 (c)	611,385
90,000	Parker-Hannifin Corp. 2.700%, 06/14/2024	89,797

		701,182

	Media - 1.69%
	Charter Communications Operating LLC / Charter Communications Operating Capital
40,000	4.908%, 07/23/2025	42,540
230,000	3.750%, 02/15/2028	231,593
150,000	5.375%, 05/01/2047	162,605
55,000	5.750%, 04/01/2048	62,637
75,000	5.125%, 07/01/2049 (e)	78,931
60,000	4.800%, 03/01/2050 (e)	62,734
20,000	6.834%, 10/23/2055	23,691
	Comcast Corp.
240,000	3.150%, 03/01/2026	252,030
70,000	2.650%, 02/01/2030	72,167
75,000	3.400%, 04/01/2030	81,394
55,000	4.250%, 10/15/2030	64,150
35,000	3.200%, 07/15/2036	36,699
125,000	4.600%, 10/15/2038	153,495
90,000	3.250%, 11/01/2039	93,370
20,000	4.750%, 03/01/2044	25,517
30,000	3.400%, 07/15/2046	32,585
65,000	4.700%, 10/15/2048	84,569
50,000	4.950%, 10/15/2058	67,943
291,000	Cox Communications, Inc. 3.150%, 08/15/2024 (c)	297,609
	Discovery Communications LLC
41,000	2.800%, 06/15/2020	40,905
45,000	3.800%, 03/13/2024	44,804
28,000	3.950%, 06/15/2025	27,414
15,000	3.950%, 03/20/2028	14,740
60,000	5.200%, 09/20/2047 (e)	60,718
97,000	5.300%, 05/15/2049 (e)	98,500
	Time Warner Cable, Inc.
30,000	5.500%, 09/01/2041	31,475
50,000	4.500%, 09/15/2042	47,175

		2,291,990

	Multi-Utilities - 0.66%
	Berkshire Hathaway Energy Co.
50,000	3.250%, 04/15/2028	51,779
65,000	6.125%, 04/01/2036	85,890

Principal Amount		Value
	Multi-Utilities (Continued)
	Dominion Energy, Inc.
160,000	2.579%, 07/01/2020	$159,816
140,000	2.500%, 11/15/2024	135,639
240,000	2.850%, 08/15/2026	230,218
25,000	4.250%, 06/01/2028	26,177
	Sempra Energy
150,000	3.400%, 02/01/2028	150,653
45,000	3.800%, 02/01/2038	42,366
15,000	4.000%, 02/01/2048	14,430

		896,968

	Oil, Gas & Consumable Fuels - 1.11%
	Apache Corp.
30,000	4.750%, 04/15/2043	13,324
5,000	5.350%, 07/01/2049	2,523
15,000	Canadian Natural Resources, Ltd. 6.500%, 02/15/2037	12,517
	Energy Transfer Operating LP
60,000	4.200%, 09/15/2023	52,509
85,000	4.500%, 04/15/2024	75,948
90,000	5.250%, 04/15/2029	74,787
55,000	3.750%, 05/15/2030	42,636
130,000	6.125%, 12/15/2045	116,561
45,000	6.250%, 04/15/2049	38,705
20,000	5.000%, 05/15/2050	15,729
215,000	Enterprise Products Operating LLC 4.800%, 02/01/2049	215,810
	Exxon Mobil Corp.
160,000	4.227%, 03/19/2040 (e)	187,855
125,000	4.327%, 03/19/2050	153,409
20,000	Hess Corp. 5.800%, 04/01/2047	13,355
	MPLX LP
65,000	4.250%, 12/01/2027 (c)	52,618
140,000	5.200%, 03/01/2047	116,035
7,000	4.700%, 04/15/2048	5,444
122,000	Petroleos Mexicanos 6.750%, 09/21/2047	80,728
	Sunoco Logistics Partners Operations LP
5,000	5.300%, 04/01/2044	3,951
5,000	5.350%, 05/15/2045	3,938
	TransCanada PipeLines, Ltd.
5,000	4.750%, 05/15/2038	4,981
10,000	6.100%, 06/01/2040	10,723
120,000	5.100%, 03/15/2049	135,129
	Western Midstream Operating LP
45,000	4.500%, 03/01/2028	21,637
100,000	4.750%, 08/15/2028	47,033
10,000	5.500%, 08/15/2048	3,893

		1,501,778

	Pharmaceuticals - 1.03%
135,000	Allergan Funding SCS 3.450%, 03/15/2022	140,285
230,000	Bayer US Finance II LLC 4.250%, 12/15/2025 (c)	239,422
	Bristol-Myers Squibb Co.
30,000	3.200%, 06/15/2026 (c)	31,918
75,000	3.400%, 07/26/2029 (c)	82,971
	Johnson & Johnson
155,000	2.625%, 01/15/2025	165,817

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Pharmaceuticals (Continued)
75,000	3.550%, 03/01/2036	$85,059
55,000	3.625%, 03/03/2037	62,136
135,000	Merck & Co, Inc. 3.400%, 03/07/2029	147,397
	Novartis Capital Corp.
195,000	2.000%, 02/14/2027	197,298
145,000	2.200%, 08/14/2030	149,028
30,000	2.750%, 08/14/2050	31,417
60,000	Pfizer, Inc. 2.625%, 04/01/2030 (e)	63,169

		1,395,917

	Road & Rail - 0.48%
	CSX Corp.
110,000	3.250%, 06/01/2027	114,765
140,000	2.400%, 02/15/2030	138,651
45,000	4.500%, 03/15/2049	51,970
30,000	Norfolk Southern Corp. 3.400%, 11/01/2049	29,517
	Union Pacific Corp.
50,000	4.375%, 09/10/2038	55,620
95,000	3.250%, 02/05/2050	95,803
160,000	4.100%, 09/15/2067	162,324

		648,650

	Semiconductors & Semiconductor Equipment - 0.81%
	Broadcom Corp / Broadcom Cayman Finance, Ltd.
205,000	3.625%, 01/15/2024	201,756
90,000	3.125%, 01/15/2025	86,438
200,000	3.875%, 01/15/2027	191,523
	Intel Corp.
265,000	2.450%, 11/15/2029	272,093
59,000	3.734%, 12/08/2047	69,116
135,000	3.250%, 11/15/2049	145,960
120,000	NVIDIA Corp. 2.850%, 04/01/2030	125,394

		1,092,280

	Software - 0.65%
155,000	Microsoft Corp. 4.450%, 11/03/2045	204,663
	Oracle Corp.
225,000	2.500%, 04/01/2025	227,390
115,000	4.300%, 07/08/2034	133,138
25,000	3.900%, 05/15/2035	27,118
50,000	3.800%, 11/15/2037	51,703
165,000	3.600%, 04/01/2050	165,752
75,000	salesforce.com, Inc. 3.250%, 04/11/2023	78,053

		887,817

	Specialty Retail - 0.47%
	AutoZone, Inc.
130,000	3.625%, 04/15/2025	131,929
195,000	4.000%, 04/15/2030	199,700
	Home Depot, Inc.
140,000	3.350%, 09/15/2025	151,200
55,000	2.500%, 04/15/2027	55,484
55,000	5.875%, 12/16/2036	74,835
5,000	3.500%, 09/15/2056	5,085

Principal Amount		Value
	Specialty Retail (Continued)
25,000	Lowe’s Cos., Inc. 3.700%, 04/15/2046	$23,247

		641,480

	Technology Hardware, Storage & Peripherals - 0.34%
	Apple, Inc.
20,000	3.350%, 02/09/2027	21,851
385,000	2.200%, 09/11/2029 (e)	395,593
40,000	3.450%, 02/09/2045	45,523

		462,967

	Tobacco - 0.38%
	Altria Group, Inc.
75,000	4.400%, 02/14/2026	79,084
145,000	2.625%, 09/16/2026	138,769
80,000	4.800%, 02/14/2029	83,437
40,000	4.250%, 08/09/2042	39,961
45,000	5.375%, 01/31/2044	50,102
90,000	3.875%, 09/16/2046	81,550
40,000	5.950%, 02/14/2049	46,458

		519,361

	Water Utilities - 0.12%
	American Water Capital Corp.
140,000	3.750%, 09/01/2028	145,882
15,000	4.150%, 06/01/2049	16,604

		162,486

	Wireless Telecommunication Services - 0.34%
	Telefonica Emisiones SA
150,000	5.213%, 03/08/2047	168,878
205,000	4.895%, 03/06/2048	228,179
60,000	Vodafone Group Plc 4.250%, 09/17/2050	62,473

		459,530

	Total Corporate Obligations (Cost $40,630,123)	41,956,467

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.34%
200,000	Abu Dhabi Government International Bond 3.125%, 09/30/2049 (c)	187,000
200,000	Chile Government International Bond 2.550%, 01/27/2032	200,250
66,000	Hungary Government International Bond 6.375%, 03/29/2021	68,558

	Total Foreign Government Debt Obligations (Cost $462,582)	455,808

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 40.90%
	Federal Home Loan Mortgage Corp.
15,709	Pool #D9-6291 4.500%, 09/01/2023	16,907
40,451	Pool #G1-3624 5.000%, 08/01/2024	42,594
82,000	Series K-068, 3.244%, 08/25/2027	92,718
724,908	Series K-104, 1.127%, 01/25/2030 (b)(j)	65,146
122,165	Series 2329, 6.500%, 06/15/2031	137,915
58,252	Series 2338, 6.500%, 07/15/2031	69,082
80,301	Pool #78-0447 4.442% (1 Year CMT Rate + 2.250%, 2.250% Floor, 9.270% Cap), 04/01/2033 (a)	81,359
97	Pool #A4-3129 5.500%, 02/01/2036	108
126,262	Series 4216, 1.700%, 10/15/2039	128,042

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
60,235	Series 3883, 3.000%, 05/15/2041	$64,601
222,471	Series 4139, 2.500%, 11/15/2041	232,186
376,616	Pool #U9-0688 4.000%, 05/01/2042	413,844
208,954	Series 4961, 2.500%, 12/15/2042	216,975
596,271	Pool #Q4-9389 3.500%, 07/01/2047	633,454
562,725	Pool #Q5-2093 3.500%, 11/01/2047	597,699
	Federal National Mortgage Association
338,148	Pool #AJ8325 3.000%, 12/01/2026	355,057
3,200,000	Pool #TBA 3.000%, 04/15/2027 (h)	3,348,122
868,714	Pool #AN8322 3.190%, 02/01/2028	979,386
1,015,769	Pool #AN8695 3.550%, 03/01/2028	1,167,468
2,300,000	Pool #TBA 2.500%, 04/15/2028 (h)	2,385,486
2,938	Pool #544859 2.788% (11th District Cost of Funds Index + 1.799%, 1.799% Floor, 14.713% Cap), 08/01/2029 (a)	2,934
54,468	Pool #BC4938 2.500%, 04/01/2031	56,644
90,665	Pool #786848 7.000%, 10/01/2031	105,969
3,048	Pool #727181 5.000%, 08/01/2033	3,383
1,386	Pool #730727 5.000%, 08/01/2033	1,538
409	Pool #741862 5.500%, 09/01/2033	463
503	Pool #766197 5.500%, 02/01/2034	569
101	Pool #776974 5.500%, 04/01/2034	115
65,998	Pool #888504 3.577% (1 Year CMT Rate + 2.071%, 2.071% Floor, 9.260% Cap), 04/01/2034 (a)	66,208
235,509	Pool #MA1870 4.500%, 04/01/2034	258,996
4,002	Pool #775776 5.500%, 05/01/2034	4,536
1,562,522	Series 2019-M21, 1.332%, 06/25/2034 (b)(j)	208,656
110,163	Pool #802783 3.609% (12 Month LIBOR USD + 1.612%, 1.612% Floor, 10.298% Cap), 10/01/2034 (a)	112,410
3,189	Pool #781629 5.500%, 12/01/2034	3,610
4,832	Pool #822815 5.500%, 04/01/2035	5,473
4,298	Pool #357850 5.500%, 07/01/2035	4,881
2,573	Pool #820242 5.000%, 07/01/2035	2,865
679	Pool #838452 5.500%, 09/01/2035	771
3,700	Pool #865854 6.000%, 03/01/2036	4,267
5,896	Pool #891474 6.000%, 04/01/2036	6,799
3,148	Pool #906000 6.000%, 01/01/2037	3,563
47	Pool #928062 5.500%, 02/01/2037	53
60	Pool #899119 5.500%, 04/01/2037	65
399,371	Pool #AS9772 3.500%, 06/01/2037	428,649
116	Pool #970131 5.500%, 03/01/2038	132
78	Pool #985108 5.500%, 07/01/2038	89
51	Pool #964930 5.500%, 08/01/2038	56
47	Pool #987032 5.500%, 08/01/2038	54
68	Pool #968371 5.500%, 09/01/2038	75
27	Pool #993050 5.500%, 12/01/2038	31
15,699	Pool #993579 4.000%, 05/01/2039	16,976
2,998	Pool #AA5840 4.000%, 06/01/2039	3,245
44,202	Pool #AA8715 4.000%, 06/01/2039	48,668
157,819	Pool #AD0586 4.500%, 12/01/2039	174,033
378,592	Pool #AD4062 5.000%, 05/01/2040	420,018
359,101	Pool #AD6929 5.000%, 06/01/2040	398,925
9,367	Pool #AD9896 4.000%, 08/01/2040	10,136
10,983	Pool #AB1500 4.000%, 09/01/2040	11,889
11,141	Pool #AD9856 4.000%, 09/01/2040	12,062
6,515	Pool #AE2559 4.000%, 09/01/2040	7,055
2,304	Pool #AE2562 4.000%, 09/01/2040	2,493

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
3,101	Pool #AE2566 4.000%, 09/01/2040	$3,357
21,267	Pool #AE4124 4.000%, 10/01/2040	23,035
11,565	Pool #AE4888 4.000%, 10/01/2040	12,520
17,029	Pool #AE3916 4.000%, 11/01/2040	18,435
2,564	Pool #AE5147 4.000%, 11/01/2040	2,777
30,394	Pool #AE8715 4.000%, 11/01/2040	32,905
3,501	Pool #AH0006 4.000%, 12/01/2040	3,792
9,698	Pool #AH0020 4.000%, 12/01/2040	10,503
18,394	Pool #AH0599 4.000%, 12/01/2040	19,913
5,894	Pool #AH0601 4.000%, 12/01/2040	6,376
11,532	Pool #AH1263 4.000%, 01/01/2041	12,477
53,754	Pool #AL5233 4.000%, 01/01/2041	58,152
4,219	Pool #AH4659 4.000%, 02/01/2041	4,567
62,655	Pool #AH5653 4.000%, 02/01/2041	67,826
78,812	Pool #AL0934 5.000%, 02/01/2041	87,549
120,258	Pool #AD1889 4.500%, 03/01/2041	131,999
7,788	Pool #AH6150 4.000%, 03/01/2041	8,432
75,554	Pool #AL0215 4.500%, 04/01/2041	82,934
3,000,000	Pool #TBA 3.500%, 04/15/2041 (h)	3,170,699
400,000	Pool #TBA 4.000%, 04/15/2041 (h)	426,598
58,967	Pool #AL0187 5.000%, 05/01/2041	65,501
10,518	Pool #AL0456 5.000%, 06/01/2041	11,684
46,456	Pool #AI8842 4.500%, 08/01/2041	50,994
138,724	Series 2013-43, 1.500%, 08/25/2041	139,727
28,259	Pool #AL0815 4.000%, 09/01/2041	31,131
51,074	Series 2012-21, 2.000%, 09/25/2041	52,204
10,373	Pool #AJ1562 4.000%, 10/01/2041	11,437
8,304	Pool #AJ1972 4.000%, 10/01/2041	9,051
456,673	Pool #AJ2212 4.500%, 10/01/2041	501,288
13,909	Pool #AJ4756 4.000%, 10/01/2041	15,327
13,051	Pool #AJ3330 4.000%, 11/01/2041	14,398
12,148	Pool #AJ4549 4.000%, 11/01/2041	13,394
10,493	Pool #AJ4698 4.000%, 11/01/2041	11,569
20,963	Pool #AJ5424 4.000%, 11/01/2041	23,094
7,678	Pool #AJ7840 4.000%, 11/01/2041	8,480
13,211	Pool #AB3995 4.000%, 12/01/2041	14,578
12,574	Pool #AI0848 4.000%, 12/01/2041	13,880
11,487	Pool #AJ4187 4.000%, 12/01/2041	12,658
12,125	Pool #AJ5736 4.000%, 12/01/2041	13,358
7,444	Pool #AJ5968 4.000%, 12/01/2041	8,061
15,111	Pool #AJ6061 4.000%, 12/01/2041	16,675
10,032	Pool #AJ7868 4.000%, 12/01/2041	11,083
20,148	Pool #AJ8104 4.000%, 12/01/2041	22,129
14,484	Pool #AJ8109 4.000%, 12/01/2041	15,983
7,994	Pool #AJ8171 4.000%, 12/01/2041	8,821
15,671	Pool #AJ8341 4.000%, 12/01/2041	17,297
26,187	Pool #AJ8436 4.000%, 12/01/2041	28,890
9,767	Pool #AJ8912 4.000%, 12/01/2041	10,793
11,878	Pool #AJ9248 4.000%, 12/01/2041	13,111
101,171	Series 2012-18, 2.000%, 12/25/2041	103,472
104,356	Series 2012-75, 2.500%, 12/25/2041	108,753
11,588	Pool #AJ2446 4.000%, 01/01/2042	12,548
16,569	Pool #AJ7538 4.000%, 01/01/2042	18,304
4,542	Pool #AJ8001 4.000%, 01/01/2042	4,919
14,182	Pool #AJ8369 4.000%, 01/01/2042	15,624
13,119	Pool #AJ9162 4.000%, 01/01/2042	14,452
73,645	Pool #AJ9330 4.000%, 01/01/2042	81,220
7,631	Pool #AJ9779 4.000%, 01/01/2042	8,310
12,087	Pool #AK0170 4.000%, 01/01/2042	13,357

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
28,039	Pool #AK0543 4.000%, 01/01/2042	$30,967
11,479	Pool #AK0563 4.000%, 01/01/2042	12,675
20,669	Pool #AK1827 4.000%, 01/01/2042	22,801
259,794	Pool #AL2752 5.000%, 03/01/2042	288,141
59,635	Series 2012-52, 3.500%, 05/25/2042	64,419
229,985	Series 2012-128, 1.500%, 06/25/2042	232,992
60,653	Pool #AB5529 4.000%, 07/01/2042	66,589
160,480	Pool #AB6228 3.500%, 09/01/2042	172,494
168,572	Series 415, 3.000%, 11/01/2042	181,960
322,061	Pool #AQ9316 2.500%, 01/01/2043	335,858
139,590	Series 2015-48, 3.000%, 02/25/2043	146,193
816,913	Pool #AT2720 3.000%, 05/01/2043	865,064
644,519	Pool #AT5900 3.000%, 06/01/2043	682,453
121,438	Series 2013-77, 1.700%, 06/25/2043	123,642
357,796	Pool #AU1625 3.500%, 07/01/2043	384,576
155,455	Series 2017-26, 3.500%, 07/25/2044	166,026
129,933	Series 2018-38, 3.500%, 03/25/2045	134,552
501,299	Pool #AS5469 4.000%, 07/01/2045	542,857
572,895	Pool #AZ0832 4.000%, 07/01/2045	620,429
117,251	Pool #AS5597 3.500%, 08/01/2045	125,104
41,975	Series 2016-38, 3.000%, 01/25/2046	44,322
92,529	Series 2016-11, 2.500%, 03/25/2046	96,486
680,943	Pool #AS7170 3.500%, 05/01/2046	725,150
641,961	Pool #AS7242 3.500%, 05/01/2046	683,118
539,281	Pool #BC9468 3.000%, 06/01/2046	571,659
556,613	Pool #AS7492 4.000%, 07/01/2046	600,072
441,647	Pool #AS8947 3.500%, 03/01/2047	470,658
80,412	Series 2017-34, 3.000%, 05/25/2047	84,842
87,736	Pool #MA3038 4.500%, 06/01/2047	95,132
126,933	Series 2017-72, 3.000%, 09/25/2047	135,324
132,648	Series 2017-72, 3.000%, 09/25/2047	141,731
158,421	Series 2018-80, 3.500%, 12/25/2047	169,324
77,007	Series 2018-77, 3.500%, 02/25/2048	86,610
124,802	Series 2018-23, 3.500%, 04/25/2048	134,896
2,299,519	Pool #BN5279 4.000%, 02/01/2049	2,455,712
138,734	Series 2019-06, 3.000%, 02/25/2049	146,835
143,894	Series 2019-07, 3.500%, 03/25/2049	154,213
150,762	Series 2019-14, 3.500%, 04/25/2049	164,558
221,177	Series 2019-45, 3.000%, 08/25/2049	237,139
2,160,000	Pool #TBA 2.500%, 09/25/2049 (h)	2,237,794
4,400,000	Pool #TBA 2.500%, 05/15/2050 (h)	4,550,575
170,812	Series 2019-41, 2.500%, 03/25/2053	175,268
172,115	Series 2017-35, 3.500%, 04/25/2053	182,181
105,481	Series 2017-84, 3.500%, 04/25/2053	111,387
149,413	Series 2019-15, 3.500%, 05/25/2053	160,349
137,464	Series 2017-49, 4.000%, 07/25/2053	149,455
191,874	Series 2018-72, 3.500%, 07/25/2054	203,645
159,687	Series 2017-96, 3.000%, 12/25/2054	167,981
77,803	Series 2018-19, 3.500%, 05/25/2056	83,368
148,606	Series 2018-70, 3.500%, 10/25/2056	159,797
147,454	Series 2019-07, 3.500%, 11/25/2057	160,788
157,652	Series 2019-12, 3.500%, 11/25/2057	174,971
449,824	Series 2020-1, 3.500%, 08/25/2058	487,613
142,557	Series 2019-28, 3.500%, 06/25/2059	157,476
	Government National Mortgage Association
10,240	Pool #614436X 5.000%, 08/15/2033	11,086
26,045	Pool #736686X 5.000%, 02/15/2039	29,063
551,008	Pool #723248X 5.000%, 10/15/2039	625,176
201,404	Series 2015-56, 1.500%, 04/16/2040	204,584

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
1,500,000	Pool #TBA 4.500%, 04/15/2041 (h)	$1,592,109
262,942	Pool #783403X 3.500%, 09/15/2041	283,934
155,658	Series 2013-37, 2.000%, 01/20/2042	161,321
800,000	Pool #TBA 3.000%, 04/15/2045 (h)	845,719
1,400,000	Pool #TBA 3.500%, 04/15/2045 (h)	1,475,697
127,138	Series 2015-151, 1.700%, 10/20/2045	128,922
94,317	Pool #MA4587M 4.000%, 07/20/2047	102,250
255,406	Pool #MA4652M 3.500%, 08/20/2047	271,864
494,693	Pool #MA4778M 3.500%, 10/20/2047	526,468
341,849	Pool #MA4779M 4.000%, 10/20/2047	365,817
399,641	Pool #MA4780M 4.500%, 10/20/2047	429,776
1,168,108	Pool #MA6040M 4.000%, 07/20/2049	1,241,673
6,100,000	Pool #TBA, 2.500%, 04/15/2050 (h)	6,375,453

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $53,310,300)	55,381,037

	MUNICIPAL DEBT OBLIGATIONS - 0.69%
	California, GO,
70,000	7.550%, 04/01/2039	113,863
60,000	7.300%, 10/01/2039	92,399
5,000	7.350%, 11/01/2039	7,746
5,000	7.625%, 03/01/2040	8,085
5,000	7.600%, 11/01/2040	8,342
105,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, 6.899%, 12/01/2040	141,187
60,000	New York State Thruway Authority - Class M 2.900%, 01/01/2035	59,406
355,000	Philadelphia Authority for Industrial Development 6.550%, 10/15/2028	465,575
25,000	University of California Medical Center, Series H Revenue Bond, 6.548%, 05/15/2048	33,524

	Total Municipal Debt Obligations (Cost $878,479)	930,127

Notional Amount
	PURCHASED OPTIONS - 0.00%
	Put Interest Rate Swaption - 0.00%
535,000	10-Year Interest Rate Swap, Receive Floating Rate Rate Paid: 1.700% Frequency: Semi-Annual Rate Received: 3-MO-USD-LIBOR Frequency: Quarterly Counterparty: Bank of America Expiration: November, 2020 Exercise Rate: 1.700% (g)	918

	Total Purchased Options (Cost $13,402)	918

Principal Amount
	U.S. TREASURY OBLIGATIONS - 22.55%
	U.S. Treasury Bonds - 13.52%
689,407	0.625%, 01/15/2026 (f)	712,174
496,592	0.375%, 01/15/2027 (f)	508,241
146,416	0.500%, 01/15/2028 (f)	152,518

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	U.S. TREASURY OBLIGATIONS (Continued)
	U.S. Treasury Bonds (Continued)
475,072	0.875%, 01/15/2029 (f)	$516,149
1,690,000	3.125%, 11/15/2041	2,309,425
1,075,000	3.125%, 02/15/2043	1,472,750
275,000	3.625%, 08/15/2043	406,076
1,830,000	3.750%, 11/15/2043	2,755,580
1,050,000	3.625%, 02/15/2044	1,555,558
735,000	3.125%, 08/15/2044	1,014,702
240,000	3.000%, 11/15/2045	329,156
2,365,000	2.500%, 05/15/2046	2,984,427
255,000	3.000%, 02/15/2047	353,374
130,766	1.000%, 02/15/2048 (f)	161,074
500,000	3.000%, 02/15/2048	694,297
650,000	3.125%, 05/15/2048	921,096
965,000	3.000%, 02/15/2049	1,344,780
92,266	1.000%, 02/15/2049 (f)	114,704
	U.S. Treasury Notes - 9.03%
3,370,000	2.375%, 08/15/2024 (i)	3,665,138
1,082,000	2.000%, 02/15/2025	1,166,109
2,190,000	2.875%, 05/31/2025	2,465,974
858,000	2.875%, 08/15/2028	1,014,786
2,330,000	2.625%, 02/15/2029	2,723,916
1,090,000	1.625%, 08/15/2029	1,183,289

	Total U.S. Treasury Obligations (Cost $25,607,843)	30,525,293

Number of Shares
	SHORT TERM INVESTMENTS - 5.94%
	Money Market Funds - 5.94%
8,048,140	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (d)	8,048,140

	Total Short Term Investments (Cost $8,048,140)	8,048,140

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 1.54%
	Investments Purchased with Proceeds from Securities Lending Collateral - 1.54%
2,079,473	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (d)	2,079,473

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,079,473)	2,079,473

	Total Investments (Cost $158,830,595) - 123.03%	166,570,857
	Liabilities in Excess of Other Assets - (23.03)%	(31,183,896)

	TOTAL NET ASSETS - 100.00%	$135,386,961

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2020.
(b)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of March 31, 2020.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another expemption from registration. The value of these securities total $26,182,737, which represents 19.34% of total net assets.
(d)	Seven-day yield as of March 31, 2020.
(e)	All or portion of this security is on loan.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $930,871, which represents 0.69% of total net assets.
(h)	Security purchased on a when-issued basis. On March 31, 2020, the total value of investments purchased on a when-issued basis was $26,408,252 or 19.51% of total net assets.
(i)	All or a portion of this security is held as collateral for certain swap and futures contracts. The approximate value of the portion of this security held as collateral is $1,339,715.
(j)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2020. These securities are liquid according to the Fund’s liquidity guidelines and the value of these securities total $1,056,977, which represents 0.78% of total net assets.
(k)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2020.

Glossary of Terms

LIBOR	-	London Interbank Offered Rate
CMT	-	Constant Maturing Treasury Rate
SOFR	-	Secured Overnight Financing Rate

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2020

Description	Number of Contracts Purchased/(Sold)	Notional Value	Settlement Month	Value/Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Note Futures	72	$15,867,562	Jun-20	$172,048
U.S. Treasury 5 Year Note Futures	36	4,512,938	Jun-20	64,722
U.S. Treasury 10 Year Note Futures	11	1,525,563	Jun-20	9,558
U.S. Treasury Long Bond Futures	(11)	(1,969,688)	Jun-20	(144,364)
U.S. Treasury Ultra 10 Year Note Futures	(4)	(624,125)	Jun-20	(35,009)
U.S. Treasury Ultra Bond Futures	(7)	(1,553,125)	Jun-20	(110,825)

				$(43,870)

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2020

Notional Amount		Value
	OPTIONS ON CREDIT DEFAULT SWAPS
	Call Credit Default Swaptions
$3,615,000	U.S. Dollar - Euro Buy Protection CDX.NA.IG.33 Reference Rate Paid: 1.000% Frequency: Quarterly Reference Rate Received: CDX.NA.IG.33 Frequency: Quarterly Counterparty: Morgan Stanley Expiration: April, 2020 Exercise Price: $102.50	$(17,926)
3,615,000	U.S. Dollar - Euro Buy Protection CDX.NA.IG.33 Reference Rate Paid: 1.000% Frequency: Quarterly Reference Rate Received: CDX.NA.IG.33 Frequency: Quarterly Counterparty: Morgan Stanley Expiration: April, 2020 Exercise Price: $65.00	(494)
	Put Credit Default Swaptions
3,615,000	U.S. Dollar - Euro Buy Protection CDX.NA.IG.33 Reference Rate Paid: 1.000% Frequency: Quarterly Reference Rate Received: CDX.NA.IG.33 Frequency: Quarterly Counterparty: Morgan Stanley Expiration: April, 2020 Exercise Price: $102.50	(28,459)
3,615,000	U.S. Dollar - Euro Buy Protection CDX.NA.IG.33 Reference Rate Paid: 1.000% Frequency: Quarterly Reference Rate Received: CDX.NA.IG.33 Frequency: Quarterly Counterparty: Morgan Stanley Expiration: April, 2020 Exercise Price: $65.00	(73,440)

	Total Options Written (Premiums Received $72,752)	$(120,319)

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION(1)

March 31, 2020

Reference Obligation	Implied Credit Spread at 03/31/2020(3)	Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX. NA. AAA 12 Index	8.51%	0.500%	08-17-61	Morgan Stanley	Quarterly	$1,490,000	$41,928	$11,310	$30,618

GuideMark® Core Fixed Income Fund

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

March 31, 2020

Reference Obligation	Implied Credit Spread at 03/31/2020(3)	Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX. NA. IG 33 Index*	10.79%	1.000%	12-20-24	Morgan Stanley	Quarterly	$2,610,000	$(7,685)	$123,535	$(131,220)

GuideMark® Core Fixed Income Fund

INTEREST RATE SWAPS

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index		Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	**	Quarterly	2.3590%	Semi-Annual	04-09-24	Morgan Stanley	$1,220,000	$(92,478)	$—	$(92,478)
Receive	3-MO-USD-LIBOR	**	Quarterly	2.3630%	Semi-Annual	04-09-24	Morgan Stanley	1,265,000	(96,066)	—	(96,066)
Receive	3-MO-USD-LIBOR	**	Quarterly	2.3600%	Semi-Annual	04-09-24	Morgan Stanley	1,295,000	(98,215)	—	(98,215)
Receive	3-MO-USD-LIBOR	**	Quarterly	2.3580%	Semi-Annual	04-09-24	Morgan Stanley	1,732,000	(131,218)	—	(131,218)
Pay	3-MO-USD-LIBOR	**	Quarterly	0.4815%	Semi-Annual	04-01-25	Morgan Stanley	485,000	724	—	724
Receive	3-MO-USD-LIBOR	**	Quarterly	2.2500%	Semi-Annual	09-21-26	Morgan Stanley	4,143,000	(446,340)	(112,044)	(334,296)
Receive	3-MO-USD-LIBOR	**	Quarterly	1.7160%	Semi-Annual	10-29-29	Morgan Stanley	190,000	(18,207)	—	(18,207)
Receive	3-MO-USD-LIBOR	**	Quarterly	1.7210%	Semi-Annual	10-29-29	Morgan Stanley	370,000	(35,631)	—	(35,631)
Receive	3-MO-USD-LIBOR	**	Quarterly	1.7270%	Semi-Annual	10-29-29	Morgan Stanley	615,000	(59,573)	—	(59,573)
Receive	3-MO-USD-LIBOR	**	Quarterly	1.7690%	Semi-Annual	10-30-29	Morgan Stanley	310,000	(31,277)	—	(31,277)
Receive	3-MO-USD-LIBOR	**	Quarterly	1.7655%	Semi-Annual	10-30-29	Morgan Stanley	280,000	(28,157)	—	(28,157)
Receive	3-MO-USD-LIBOR	**	Quarterly	0.8355%	Semi-Annual	03-20-30	Morgan Stanley	690,000	(9,229)	—	(9,229)
Receive	3-MO-USD-LIBOR	**	Quarterly	2.7500%	Semi-Annual	12-20-47	Morgan Stanley	775,000	(377,278)	(28,616)	(348,662)

									$(1,422,945)	$(140,660)	$(1,282,285)

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
4)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: Intercontinental Exchange
**	Centrally cleared swap, clearing agent: Clearnet

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 104.14%
	Alabama - 1.71%
	The Lower Alabama Gas District, Series A, Revenue Bond,
$100,000	5.000%, 09/01/2034	$119,025
225,000	5.000%, 09/01/2046	264,618

		383,643

	Arizona - 4.73%
145,000	Arizona Board of Regents, Prerefunded, Revenue Bond, 5.000%, 07/01/2028	157,245
55,000	Arizona Board of Regents, Unrefunded, Revenue Bond, 5.000%, 07/01/2028	59,529
	Arizona Industrial Development Authority, Revenue Bond,
150,000	5.000%, 02/01/2030	182,318
150,000	6.000%, 07/01/2047	154,779
100,000	Phoenix Industrial Development Authority, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2037	112,238
	Pima County Industrial Development Authority, Revenue Bond,
35,000	5.000%, 06/15/2047	30,890
30,000	5.000%, 06/15/2052	26,244
100,000	Salt River Project Agricultural Improvement & Power District, Revenue Bond, 5.000%, 01/01/2039	122,814
150,000	Salt Verde Financial Corp., Revenue Bond, 5.000%, 12/01/2037	176,898
40,000	Tempe Industrial Development Authority, Series A, Revenue Bond, 6.125%, 10/01/2052	40,418

		1,063,373

	Arkansas - 1.17%
250,000	University of Arkansas, Series A, Revenue Bond, 4.125%, 11/01/2030	262,058

	California - 12.51%
200,000	California Educational Facilities Authority, Revenue Bond, 5.000%, 05/01/2049	308,714
100,000	California Health Facilities Financing Authority, Series A, Revenue Bond, 5.000%, 11/15/2031	120,232
100,000	California Municipal Finance Authority, Community Medical Centers, Series A, Revenue Bond, 5.000%, 02/01/2042	111,734
190,000	California Municipal Finance Authority, Mobile Home Park, Series A, Prerefunded, Revenue Bond, 6.400%, 08/15/2045	193,692
100,000	California Municipal Finance Authority, Revenue Bond, 5.000%, 12/31/2047	106,027
250,000	California Pollution Control Financing Authority, Refunding, Revenue Bond, 5.000%, 07/01/2039	251,212
200,000	California State University, Series A, Revenue Bond, 5.000%, 11/01/2031	230,110
160,000	California Statewide Communities Development Authority, Series A, Revenue Bond, 6.125%, 11/01/2033	173,006

Principal Amount		Value
	California (Continued)
$300,000	California Statewide Communities Development Authority, Series A, Revenue Bond, CMI Insured, 5.000%, 08/01/2034	$330,084
300,000	California, GO, 5.000%, 11/01/2043	336,585
50,000	California, Refunding, GO, 5.000%, 04/01/2032	68,464
100,000	Golden State Tobacco Securitization Corp., Series A, Revenue Bond, 4.000%, 06/01/2031	108,865
125,000	Golden State Tobacco Securitization Corp., Series A-1, Revenue Bond, 5.000%, 06/01/2047	120,288
250,000	M-S-R Energy Authority, Revenue Bond, 6.500%, 11/01/2039	350,245

		2,809,258

	Colorado - 4.03%
150,000	Castle Pines North Metropolitan District, Refunding, Revenue Bond, 4.000%, 12/01/2044	154,146
	Colorado Health Facilities Authority, Revenue Bond,
250,000	5.000%, 08/01/2029	301,365
130,000	8.000%, 08/01/2043	138,035
220,000	Public Authority for Colorado Energy, Revenue Bond, 6.500%, 11/15/2038	312,220

		905,766

	Delaware - 1.10%
200,000	Delaware, Series A, Refunding, GO, 5.000%, 01/01/2027	248,362

	District of Columbia - 0.73%
125,000	District of Columbia, Revenue Bond, 5.000%, 03/01/2034	163,104

	Florida - 4.46%
100,000	Central Florida Expressway Authority, Revenue Bond, 5.000%, 07/01/2033	126,499
100,000	County of Broward FL Airport System, Revenue Bond, 5.000%, 10/01/2033	119,002
100,000	Florida Development Finance Corp., Series A, Transportation District, Revenue Bond, 6.500%, 01/01/2049 (b)	88,433
145,000	Florida, Series A, Refunding, GO, 4.000%, 07/01/2033	172,199
225,000	Miami-Dade County Educational Facilities, Series A, Refunding, Revenue Bond, 5.000%, 04/01/2040	250,405
190,000	Miami-Dade County Health Facilities, Series A, Refunding, Revenue Bond, 5.250%, 08/01/2021	192,552
	Palm Beach County Florida Health Facilities Authority, Series A, Revenue Bond,
10,000	7.250%, 06/01/2034	10,523
40,000	7.500%, 06/01/2049	41,991

		1,001,604

	Georgia - 1.55%
300,000	Atlanta Water & Wastewater, Refunding, Revenue Bond, 5.000%, 11/01/2040	347,277

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Illinois - 9.99%
	Chicago Board of Education, Revenue Bond,
$100,000	5.000%, 04/01/2042	$100,821
100,000	5.000%, 04/01/2046	100,195
100,000	Chicago Board of Education, Series G, Refunding, GO, 5.000%, 12/01/2044	98,929
100,000	Chicago Board of Education, Series H, GO, 5.000%, 12/01/2036	100,970
100,000	Chicago Midway International Airport, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2028	109,668
70,000	Chicago Waterworks, Revenue Bond, 5.000%, 11/01/2028	81,875
65,000	Chicago, Series A, Refunding, GO, 5.250%, 01/01/2029	66,758
160,000	Illinois Finance Authority, Refunding, Revenue Bond, 5.000%, 12/01/2047	167,790
140,000	Illinois Finance Authority, Series A, Revenue Bond, 5.000%, 02/15/2047	150,342
	Illinois, GO,
345,000	5.000%, 01/01/2029	355,550
75,000	5.000%, 11/01/2029	77,748
100,000	4.000%, 11/01/2034	94,431
20,000	5.000%, 05/01/2036	20,222
70,000	5.000%, 11/01/2036	71,118
30,000	5.000%, 02/01/2039	30,195
30,000	Illinois, Series A, GO, 5.000%, 04/01/2038	30,179
100,000	O’Hare International Airport, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2032	111,531
150,000	O’Hare International Airport, Series D, Revenue Bond, 5.250%, 01/01/2030	161,706
150,000	Sales Tax Securitization Corp., Series A, Revenue Bond, 5.000%, 01/01/2040	168,851
120,000	Southwestern Illinois Development Authority, Prerefunded, Revenue Bond, 7.125%, 11/01/2043	144,422

		2,243,301

	Indiana - 2.88%
100,000	Indiana Health Facility Financing Authority, Series 2001A-1, Revenue Bond, 5.000%, 11/15/2034	115,422
250,000	Indiana Municipal Power Agency, Series A, Prerefunded, Revenue Bond, 5.250%, 01/01/2032	281,805
125,000	Shoals Exempt Facilities, Revenue Bond, 7.250%, 11/01/2043	130,366
115,000	Valparaiso Exempt Facilities, Revenue Bond, 7.000%, 01/01/2044	119,575

		647,168

	Iowa - 0.43%
100,000	Iowa Finance Authority, Revenue Bond, 5.125%, 08/01/2048	97,871

Principal Amount		Value
	Louisiana - 1.02%
$200,000	Louisiana Highway Improvement, Series A, Revenue Bond, 5.000%, 06/15/2029	$229,192

	Maryland - 0.93%
200,000	Westminster Project Revenue, Lutheran Village at Miller’s Grant, Series A, Revenue Bond, 6.000%, 07/01/2034	208,016

	Michigan - 0.50%
100,000	Royal Oak Hospital Finance Authority, Series D, Refunding, Revenue Bond, 5.000%, 09/01/2033	112,511

	Minnesota - 3.22%
100,000	Apple Valley Senior Living, Series D, Revenue Bond, 7.250%, 01/01/2052	78,672
160,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2030	178,026
150,000	Rochester Health Care & Housing Facility, Series A, Revenue Bond, 6.875%, 12/01/2048	153,699
300,000	Rochester Health Care Facilities Mayo Clinic, Series C, Revenue Bond, 4.500%, 11/15/2038 (b)	312,180

		722,577

	Mississippi - 2.89%
200,000	Mississippi Business Finance Corp., Series B, Revenue Bond, 0.650%, 12/01/2030 (b)	200,000
100,000	Mississippi Business Finance Corp., Series C, Revenue Bond, 0.650%, 12/01/2030 (b)	100,000
350,000	Mississippi Business Finance Corp., Series H, Revenue Bond, 0.650%, 11/01/2035 (b)	350,000

		650,000

	Missouri - 0.86%
200,000	Conley Road Transportation Development District, Revenue Bond, 5.375%, 05/01/2047	192,946

	Montana - 0.42%
100,000	City of Kalispell, Series A, Revenue Bond, 5.250%, 05/15/2047 (e)	94,212

	Nebraska - 1.82%
130,000	Douglas County Hospital Authority No. 3, Refunding, Revenue Bond, 5.000%, 11/01/2024	150,069
250,000	Omaha Public Power District, Series B, Prerefunded, Revenue Bond, 5.000%, 02/01/2027	258,140

		408,209

	New Hampshire - 0.57%
120,000	New Hampshire Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 07/01/2027	128,832

	New Jersey - 1.75%
150,000	New Jersey Economic Development Authority, Refunding, Revenue Bond, 5.250%, 06/15/2030	160,891

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New Jersey (Continued)
$100,000	New Jersey Transportation Trust Fund Authority, Series A, Refunding, Revenue Bond, 5.000%, 06/15/2031	$110,306
25,000	South Jersey Port Corp., Series A, Revenue Bond, 5.000%, 01/01/2049	25,862
100,000	Tobacco Settlement Financing Corp., Series B, Revenue Bond, 5.000%, 06/01/2046	96,389

		393,448

	New York - 10.18%
300,000	City of New York, GO, 4.000%, 10/01/2041	334,026
100,000	City of New York, Series E, GO, 5.000%, 03/01/2041	120,194
40,000	New York City Industrial Development Agency, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2022	41,653
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bond, 5.000%, 07/15/2028	126,836
100,000	New York Dormitory Authority, Refunding, Revenue Bond, 5.000%, 12/01/2035	113,648
100,000	New York Dormitory Authority, Series A, Revenue Bond, 5.000%, 02/15/2031	121,643
250,000	New York Dormitory Authority, Series B, Revenue Bond, 5.000%, 07/01/2038	270,702
500,000	New York Environmental Facilities Corp., Series B, Prerefunded, Revenue Bond, 5.500%, 10/15/2027	641,680
175,000	New York Liberty Development Corp., Refunding, Revenue Bond, 5.250%, 10/01/2035	216,148
70,000	New York State Dormitory Authority, Revenue Bond, 5.000%, 02/15/2032	90,980
200,000	New York, Series E, GO, 4.000%, 12/15/2027	209,458

		2,286,968

	North Carolina - 1.55%
320,000	North Carolina Eastern Municipal Power Agency Power Systems, Series A, Prerefunded, Revenue Bond, 5.000%, 01/01/2025	347,398

	Ohio - 2.20%
135,000	County of Cuyahoga, Revenue Bond, 5.250%, 02/15/2047	143,302
100,000	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond, 5.000%, 01/01/2026	106,539
200,000	Ohio, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2031	244,826

		494,667

	Oregon - 0.57%
100,000	Oregon, Series A, GO, 5.000%, 05/01/2028	127,762

Principal Amount		Value
	Pennsylvania - 3.36%
	Allegheny County Hospital Development Authority, Series A, Revenue Bond,
$50,000	4.000%, 04/01/2044	$52,265
50,000	5.000%, 04/01/2047	59,447
	Commonwealth Financing Authority, Revenue Bond,
100,000	5.000%, 06/01/2034	119,536
155,000	5.000%, 06/01/2035	184,789
150,000	Pennsylvania Economic Development Financing Authority, Revenue Bond, 6.750%, 12/01/2053	136,238
200,000	Pennsylvania Higher Educational Facilities Authority, Prerefunded, Revenue Bond, 5.800%, 07/01/2030	202,330

		754,605

	Puerto Rico - 3.74%
95,000	Puerto Rico Electric Power Authority, Series 2012A-RSA-1, Revenue Bond, 5.000%, 07/01/2042 (c)(e)	67,450
55,000	Puerto Rico Electric Power Authority, Series CCC-RSA-1, Revenue Bond, 5.250%, 07/01/2027 (c)(e)	39,188
80,000	Puerto Rico Electric Power Authority, Series WW-RSA-1, Revenue Bond, 5.000%, 07/01/2028 (c)(e)	56,800
90,000	Puerto Rico Electric Power Authority, Series XX-RSA-1, Revenue Bond, 5.250%, 07/01/2040 (c)(e)	64,125
	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, Series A1, Revenue Bond,
250,000	4.329%, 07/01/2040	230,272
405,000	4.750%, 07/01/2053	382,385

		840,220

	South Carolina - 2.47%
400,000	Charleston Educational Excellence Financing Corp., Refunding, Revenue Bond, 5.000%, 12/01/2025	452,432
100,000	South Carolina Jobs-Economic Development Authority, Revenue Bond, 5.750%, 06/15/2039	103,528

		555,960

	South Dakota - 0.49%
100,000	South Dakota Educational Enhancement Funding Corp. Tobaccos Settlement, Series B, Revenue Bond, 5.000%, 06/01/2026	109,732

	Texas - 7.52%
200,000	Central Texas Regional Mobility Authority, Series A, Prerefunded, Revenue Bond, 6.000%, 01/01/2041	207,192
100,000	Central Texas Turnpike System, Series C, Refunding, Revenue Bond, 5.000%, 08/15/2029	106,251
200,000	Dallas-Fort Worth International Airport, Series B, Revenue Bond, 5.000%, 11/01/2026	214,574
125,000	New Hope Cultural Education Facilities Corp., Series A-1, Revenue Bond, 5.000%, 07/01/2046	120,738

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Texas (Continued)
$225,000	North Texas Tollway Authority, Refunding, Revenue Bond, 4.000%, 01/01/2038	$238,318
100,000	North Texas Tollway Authority, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2029	114,526
100,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bond, 6.625%, 11/15/2037	106,546
	Texas Private Activity Surface Transportation Corp., Revenue Bond,
200,000	7.500%, 06/30/2033	201,834
85,000	7.000%, 12/31/2038	96,040
115,000	6.750%, 06/30/2043	128,811
100,000	University of Texas, Revenue Bond, 5.000%, 08/15/2049	154,570

		1,689,400

	Utah - 2.84%
100,000	Salt Lake City Corp. Airport, Series B, Revenue Bond, 5.000%, 07/01/2042	114,828
500,000	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	524,440

		639,268

	Virginia - 2.97%
1,475,000	Tobacco Settlement Financing Corp., Series C, Revenue Bond, 8.553%, 06/01/2047 (c)(d)	228,168
300,000	Virginia College Building Educational Facilities Authority, Revenue Bond, 5.750%, 01/01/2034	439,848

		668,016

	Washington - 1.55%
325,000	Central Puget Sound Regional Transit Authority, Series P-1, Refunding, Revenue Bond, 5.000%, 02/01/2027	347,500

	Wisconsin - 5.43%
100,000	Wisconsin Health & Educational Facilities Authority, Revenue Bond, 5.000%, 05/01/2025	111,687

Principal Amount		Value
	Wisconsin (Continued)
$100,000	Wisconsin Health & Educational Facilities Authority, Series C, Revenue Bond, 7.000%, 07/01/2043	$87,422
	Wisconsin Public Finance Authority, Refunding, Revenue Bond,
95,000	5.000%, 07/01/2022	96,500
150,000	5.750%, 10/01/2031	152,552
225,000	5.250%, 05/15/2047	230,760
10,000	Wisconsin, Series 2, Prerefunded, GO, 5.000%, 05/01/2025	10,793
490,000	Wisconsin, Series 2, Unrefunded, GO, 5.000%, 05/01/2025	529,935

		1,219,649

	Total Municipal Debt Obligations (Cost $22,546,227)	23,393,873

Number of Shares
	SHORT TERM INVESTMENTS - 0.30%
	Money Market Funds - 0.30%
66,603	STIT – Invesco Treasury Obligations Portfolio – Institutional Effective Yield, 0.66% (a)	66,603

	Total Short Term Investments (Cost $66,603)	66,603

	Total Investments (Cost $22,612,830) - 104.44%	23,460,476
	Liabilities in Excess of Other Assets - (4.44)%	(997,871)

	TOTAL NET ASSETS - 100.00%	$22,462,605

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of March 31, 2020.
(b)	Adjustable rate security - the rate is determined by the Remarking Agent.
(c)	Non-income producing. Item identified as in default as to payment of interest.
(d)	Zero coupon bond. Effective yield is listed.
(e)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $321,775, which represents 1.43% of total net assets.

Glossary of Terms

CMI	-	California Mortgage Insurance
GO	-	General Obligation

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Principal Amount		Value
	ASSET BACKED SECURITIES - 1.07%
463,333	Textainer Marine Containers VII Ltd. Series 2019-1A, 3.960%, 04/20/2044 (d)	$436,320

	Total Asset Backed Securities (Cost $463,182)	436,320

	COLLATERALIZED MORTGAGE OBLIGATIONS - 14.58%
556,815	Alternative Loan Trust Series 2007-15CB, 6.000%, 07/25/2037	450,169
479,595	Banc of America Funding Corp. Series 2007-3, 5.831%, 04/25/2037 (a)	438,062
592,951	Chase Mortgage Finance Trust Series 2007-S3, 6.000%, 05/25/2037	404,841
123,201	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, 3.520%, 02/25/2036 (a)	113,708
282,115	Exantas Capital Corp Ltd. Series 2019-RSO7, 1.800% (1 Month LIBOR USD + 1.000%, 1.000% Floor), 04/17/2036 (c)(d)	232,796
267,411	First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, 6.250%, 08/25/2037	178,658
	GSR Mortgage Loan Trust
455,438	Series 2006-9F, 6.500%, 10/25/2036	328,152
173,982	Series 2007-4F, 6.000%, 07/25/2037	141,216
472,347	IndyMac IMJA Mortgage Loan Trust Series 2007-A3, 6.250%, 11/25/2037	306,562
181,277	IndyMac INDX Mortgage Loan Trust Series 2005-AR1, 3.628%, 03/25/2035 (a)	160,138
4,726,329	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, 1.775%, 10/17/2045 (a)(m)	168,880
361,135	Lehman Mortgage Trust Series 2006-2, 5.750%, 04/25/2036	368,997
154,071	MASTR Adjustable Rate Mortgages Trust Series 2006-2, 4.120%, 01/25/2036 (a)	142,653
453,217	Morgan Stanley Mortgage Loan Trust Series 2007-12, 6.250%, 08/25/2037	297,347
	Residential Asset Securitization Trust
587,758	Series 2007-A2, 6.000%, 04/25/2037	462,140
432,382	Series 2007-A6, 6.000%, 06/25/2037	331,046
776,957	Series 2007-A7, 6.000%, 07/25/2037	411,722
737,221	TBW Mortgage-Backed Trust Series 2006-6, 5.630%, 01/25/2037 (j)	358,833
282,354	VOLT LXXXV LLC 2020-NPL1, 3.228%, 01/25/2050 (d)(j)	255,804
313,295	Washington Mutual Asset-Backed Certificates Trust Series 2006-HE3, 1.102% (1 Month LIBOR USD + 0.155%, 0.155% Floor), 08/25/2036 (c)	269,379
149,862	Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-5, 6.000%, 07/25/2036	131,117

	Total Collateralized Mortgage Obligations (Cost $7,668,104)	5,952,220

Number of Shares		Value
	COMMON STOCKS - 0.00%
	Metals & Mining - 0.00%
12,305,675	K2016470219 - Class A (b)(e)(f)(g)	$0
1,336,186	K2016470219 - Class B (b)(e)(f)(g)	0

	Total Common Stocks (Cost $0)	0

Principal Amount
	CORPORATE OBLIGATIONS - 0.06%
	Specialty Retail - 0.06%
284,446	K2016470260 South Africa, Ltd. 25.000% Cash or 25.000% PIK, 12/31/2022 (b)(d)	10,667
	K2016470219 South Africa, Ltd.
989,896	3.000% Cash or 3.000% PIK, 12/31/2022 (b)(d)(n)	9,899
195,875	8.000% Cash or 8.000% PIK, 12/31/2022 (b)(d)(n)	3,240

	Total Corporate Obligations (Cost $2,137,426)	23,806

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 21.00%
19,625,556	Argentina Treasury Bond BONCER 1.200%, 03/18/2022 (b)(l)(n)	159,630
	Argentine Bonos del Tesoro
6,954,000	18.200%, 10/03/2021 (b)	52,333
14,030,048	1.400%, 03/25/2023 (b)	103,623
10,209,900	16.000%, 10/17/2023 (b)	62,084
14,030,053	1.500%, 03/25/2024 (b)	95,495
22,986,100	15.500%, 10/17/2026 (b)	121,841
160,000,000	Colombia Government International Bond 7.750%, 04/14/2021	40,434
	Colombian TES
583,000,000	10.000%, 07/24/2024	164,112
296,500,000	7.500%, 08/26/2026	74,782
342,500,000	6.000%, 04/28/2028	78,751
1,946,000,000	7.750%, 09/18/2030	497,671
	Ghana Government Bond
300,000	18.750%, 01/24/2022	51,042
200,000	16.500%, 02/06/2023	31,126
300,000	19.750%, 03/25/2024	49,422
910,000	19.750%, 03/15/2032	141,914
	India Government Bond
23,000,000	8.150%, 06/11/2022	322,847
7,000,000	8.080%, 08/02/2022	98,286
2,000,000	6.840%, 12/19/2022	27,549
17,370,000	8.830%, 11/25/2023	253,563
	Indonesia Treasury Bond
9,416,000,000	8.250%, 07/15/2021	595,965
1,500,000,000	7.000%, 05/15/2022	93,688
890,000,000	5.625%, 05/15/2023	52,961
19,209,000,000	8.375%, 09/15/2026	1,215,804
	Korea Treasury Bond
321,110,000	3.375%, 09/10/2023	283,042
459,000,000	3.500%, 03/10/2024	409,061
267,000,000	3.000%, 09/10/2024	235,444
	Mexican Bonos
11,000	8.000%, 06/11/2020	46,500
17,600	6.500%, 06/10/2021	74,294
201,700	7.250%, 12/09/2021	864,660
189,500	6.500%, 06/09/2022	801,168

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
167,700	8.000%, 12/07/2023	$741,980
14,234	Mexican Udibonos 2.500%, 12/10/2020 (l)	59,178
	Republic of Ghana Government Bond
1,810,000	16.250%, 05/17/2021	313,308
200,000	24.500%, 06/21/2021	37,411
390,000	24.750%, 07/19/2021	72,935
99,000	19.500%, 10/18/2021	16,829
150,000	16.250%, 04/07/2025	21,755
910,000	19.000%, 11/02/2026	141,813

	Total Foreign Government Debt Obligations (Cost $12,499,781)	8,504,301

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 23.83%
	Federal Home Loan Mortgage Corp.
269,700	Pool #0039, 2.500%, 04/01/2033	280,909
387,929	Series 4116, 1.350%, 08/15/2042	387,853
354,455	Series 4446, 2.250%, 03/15/2045	368,208
346,710	Pool #1827, 3.000%, 07/01/2047	366,272
386,091	Series 4768, 1.005% (1 Month LIBOR USD + 0.300%, 0.300% Floor, 6.500% Cap), 03/15/2048 (c)	379,472
322,787	Series 4800, 4.000%, 06/15/2048	361,575
522,105	Series 4868, 4.000%, 03/15/2049	580,853
198,060	Pool #5290, 2.500%, 12/01/2049	205,573
	Federal National Mortgage Association
283,195	Series 9445, 3.000%, 07/01/2031	299,970
443,105	Pool #1201, 3.500%, 10/01/2032	477,188
188,307	Pool #2005-56, 6.000% (1 Month LIBOR USD + 42.300%, 0.000% Floor, 6.000% Cap), 08/25/2033 (c)(i)	200,365
385,777	Pool #CA4507, 2.500%, 11/01/2034	403,373
311,967	Pool #2012-63, 2.000%, 08/25/2040	316,137
745,443	Pool #2014-95, 3.000%, 04/25/2041	781,997
344,440	Pool #2012-150, 1.750%, 01/25/2043	349,176
397,006	Pool #2018-23, 2.750%, 12/25/2043	405,661
228,462	Pool #2015-08, 2.000%, 03/25/2045	233,435
148,419	Series 9003, 3.000%, 11/01/2046	156,842
433,332	Series 0862, 3.500%, 09/01/2047	459,902
339,208	Pool #2018-27, 3.000%, 12/25/2047	359,834
314,231	Pool #3392, 4.000%, 01/01/2048	337,693
407,481	Pool #2018-31, 1.247% (1 Month LIBOR USD + 0.300%, 0.300% Floor, 6.500% Cap), 05/25/2048 (c)	400,745
339,950	Pool #2018-36, 3.000%, 06/25/2048	357,609
323,032	Pool #2018-38, 3.000%, 06/25/2048	337,668
	Government National Mortgage Association
449,389	Pool #2010-62, 4.977% (1 Month LIBOR USD + 5.750%, 0.000% Floor, 5.750% Cap), 05/20/2040 (c)(i)(m)	84,353
460,825	Pool #2011-72, 4.607% (1 Month LIBOR USD + 5.380%, 0.000% Floor, 5.380% Cap), 05/20/2041 (c)(i)(m)	80,007
589,707	Pool #2012-40, 4.000%, 01/20/2042	640,809
839,862	Pool #2013-113, 5.477% (1 Month LIBOR USD + 6.250%, 0.000% Floor, 6.250% Cap), 03/20/2043 (c)(i)(m)	114,115

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $9,294,208)	9,727,594

Principal Amount		Value
	U.S. TREASURY OBLIGATIONS - 10.20%
	U.S. Treasury Notes
3,316,000	1.750%, 12/31/2024	$3,531,281
249,000	2.625%, 12/31/2025	279,454
130,000	1.625%, 02/15/2026	138,470
61,000	2.125%, 05/31/2026	66,967
140,000	1.625%, 10/31/2026	149,882

	Total U.S. Treasury Obligations (Cost $3,979,587)	4,166,054

	SHORT TERM INVESTMENTS - 21.62%
	Foreign Government Debt Obligation - 8.54%
	Brazil Letras do Tesouro Nacional
170,000	(0.126)%, 04/01/2020 (h)	32,717
1,505,000	(0.216)%, 07/01/2020 (h)	287,299
2,310,000	(0.216)%, 10/01/2020 (h)	437,363
80,000	(0.221)%, 04/01/2021 (h)	14,880
	Japan Treasury Discount Bills
14,950,000	(0.117)%, 04/10/2020 (h)	139,047
13,500,000	(0.217)%, 05/11/2020 (h)	125,587
1,500,000	(0.217)%, 05/20/2020 (h)	13,955
14,000,000	(0.216)%, 09/23/2020 (h)	130,341
63,800,000	(0.218)%, 04/06/2020 (h)	593,362
28,800,000	(0.219)%, 05/07/2020 (h)	267,887
49,800,000	0.000%, 05/25/2020 (b)(h)	463,261
18,900,000	3.359%, 07/10/2020 (h)	175,877
71,000,000	3.234%, 08/11/2020 (h)	660,832
15,600,000	3.357%, 09/10/2020 (h)	145,224

		3,487,632

Number of Shares
	Money Market Funds - 6.72%
2,741,169	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (k)	2,741,169

Principal Amount
	U.S. Treasury Obligations - 6.36%
	U.S. Treasury Bills
2,599,000	0.000%, 02/25/2021 (h)	2,596,427

	Total Short Term Investments (Cost $8,813,959)	8,825,228

	Total Investments (Cost $44,856,247) - 92.35%	37,635,523
	Other Assets in Excess of Liabilities - 7.65%	3,121,178

	TOTAL NET ASSETS - 100.00%	$40,756,701

Percentages are stated as a percent of net assets. Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of March 31, 2020.
(b)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $1,151,062, which represents 2.82% of total net assets.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2020.
(d)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

exemption from registration. The value of these securities total $948,725, which represents 2.32% of total net assets.
(e)	As of March 31, 2020, the Valuation Committee has fair valued these securities. The value of these securities total $0, which represents 0.00% of total net assets.
(f)	Value determined using significant unobservable inputs. Classified as level 3 in the fair value hierarchy.
(g)	Non-income producing.
(h)	Zero coupon bond. The yield to maturity is listed.
(i)	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope.
(j)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2020.
(k)	Seven-day yield as of March 31, 2020.
(l)	Represents an inflation protected security.
(m)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2020. These securities are liquid according to the Fund’s liquidity guidelines and the value of these securities total $447,355 which represents 1.10% of total net assets.
(n)	Represents defaulted securities.

Glossary of Terms

PIK	-	Payment-in-Kind
LIBOR	-	London Interbank Offered Rate

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2020

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
6/17/2020	Citibank	Brazilian Real	3,300,000	Euro	618,093	$(51,796)
4/8/2020	Bank of America	Euro	310,152	U.S. Dollar	346,971	(4,822)
4/14/2020	Barclays	Euro	189,000	U.S. Dollar	211,400	(2,845)
4/14/2020	Citibank	Euro	602,674	U.S. Dollar	674,002	(8,971)
4/23/2020	Goldman Sachs	Euro	113,352	U.S. Dollar	126,904	(1,774)
4/24/2020	UBS	Euro	203,500	U.S. Dollar	228,138	(3,482)
4/27/2020	Deutsche Bank	Euro	21,315	U.S. Dollar	23,856	(322)
4/29/2020	Goldman Sachs	Euro	22,812	U.S. Dollar	25,549	(360)
4/30/2020	HSBC	Euro	34,118	U.S. Dollar	38,203	(528)
5/4/2020	Citibank	Euro	66,791	U.S. Dollar	74,789	(1,024)
5/6/2020	BNP Parabis	Euro	1,845,000	U.S. Dollar	2,092,569	(54,755)
5/21/2020	Citibank	Euro	1,620,000	U.S. Dollar	1,780,268	10,035
5/26/2020	Deutsche Bank	Euro	333,864	U.S. Dollar	363,705	5,326
5/27/2020	Morgan Stanley	Euro	88,500	U.S. Dollar	97,385	440
5/29/2020	Bank of America	Euro	186,500	U.S. Dollar	203,203	2,965
7/23/2020	Citibank	Euro	556,823	U.S. Dollar	614,922	1,749
10/15/2020	Citibank	Euro	63,594	U.S. Dollar	70,407	197
4/7/2020	BNP Parabis	Indian Rupee	951,400	U.S. Dollar	12,548	15
4/15/2020	JP Morgan Chase	Indian Rupee	11,220,000	U.S. Dollar	150,659	(2,636)
4/16/2020	Citibank	Indian Rupee	8,137,300	U.S. Dollar	108,191	(849)
4/29/2020	JP Morgan Chase	Indian Rupee	9,051,000	U.S. Dollar	121,176	(1,955)
4/30/2020	HSBC	Indian Rupee	12,161,294	U.S. Dollar	157,918	2,254
5/4/2020	HSBC	Indian Rupee	10,165,299	U.S. Dollar	131,880	1,944
5/5/2020	HSBC	Indian Rupee	14,268,000	U.S. Dollar	185,058	2,756
5/15/2020	Citibank	Indian Rupee	6,805,700	U.S. Dollar	88,134	1,352
5/21/2020	JP Morgan Chase	Japanese Yen	95,856,707	Australian Dollar	1,321,750	80,412
5/26/2020	Citibank	Japanese Yen	37,915,951	Australian Dollar	512,683	38,101
6/9/2020	Citibank	Japanese Yen	35,899,093	Australian Dollar	505,500	23,890
6/12/2020	HSBC	Japanese Yen	12,604,395	Australian Dollar	170,000	13,006
6/12/2020	JP Morgan Chase	Japanese Yen	34,861,063	Australian Dollar	470,000	36,085
6/12/2020	HSBC	Japanese Yen	24,599,050	Australian Dollar	335,000	23,400
6/12/2020	JP Morgan Chase	Japanese Yen	22,034,850	Australian Dollar	300,000	21,009
6/15/2020	Deutsche Bank	Japanese Yen	169,525,857	Australian Dollar	2,487,000	51,732
6/16/2020	HSBC	Japanese Yen	11,156,080	Australian Dollar	170,000	(490)
7/14/2020	JP Morgan Chase	Japanese Yen	32,856,340	Australian Dollar	440,000	36,190
8/21/2020	JP Morgan Chase	Japanese Yen	71,262,020	Australian Dollar	991,313	56,556
8/24/2020	Citibank	Japanese Yen	36,292,621	Australian Dollar	511,317	24,863
9/14/2020	HSBC	Japanese Yen	22,697,255	Australian Dollar	335,000	6,329
9/14/2020	JP Morgan Chase	Japanese Yen	26,477,899	Australian Dollar	390,000	7,876
11/24/2020	JP Morgan Chase	Japanese Yen	24,215,250	Australian Dollar	330,437	23,851
4/30/2020	Citibank	Japanese Yen	37,341,019	Euro	308,680	6,980
5/22/2020	HSBC	Japanese Yen	25,343,314	Euro	212,798	1,080
6/15/2020	Deutsche Bank	Japanese Yen	248,376,056	Euro	2,095,000	155
6/30/2020	Citibank	Japanese Yen	54,740,530	Euro	463,026	(1,385)
8/24/2020	HSBC	Japanese Yen	12,572,925	Euro	106,399	(358)
8/25/2020	HSBC	Japanese Yen	12,899,443	Euro	106,399	2,697
9/30/2020	Citibank	Japanese Yen	92,193,483	Euro	771,694	6,882
5/26/2020	JP Morgan Chase	Japanese Yen	25,649,800	U.S. Dollar	238,869	279
6/8/2020	JP Morgan Chase	Japanese Yen	13,672,910	U.S. Dollar	129,777	(2,234)
6/8/2020	HSBC	Japanese Yen	14,396,350	U.S. Dollar	136,485	(2,193)
6/18/2020	HSBC	Japanese Yen	44,820,000	U.S. Dollar	413,373	4,878
6/22/2020	JP Morgan Chase	Japanese Yen	32,606,160	U.S. Dollar	305,906	(1,584)
6/24/2020	BNP Parabis	Japanese Yen	55,637,050	U.S. Dollar	531,399	(12,083)
8/27/2020	JP Morgan Chase	Japanese Yen	25,650,300	U.S. Dollar	234,191	5,726
8/31/2020	Citibank	Japanese Yen	31,227,000	U.S. Dollar	302,149	(10,035)
9/8/2020	HSBC	Japanese Yen	20,466,520	U.S. Dollar	191,294	210
9/9/2020	HSBC	Japanese Yen	14,396,340	U.S. Dollar	135,609	(899)
10/26/2020	BNP Parabis	Japanese Yen	37,740,000	U.S. Dollar	348,603	5,032
4/24/2020	Deutsche Bank	Norwegian Krone	876,000	U.S. Dollar	74,218	10,056
5/18/2020	Deutsche Bank	Norwegian Krone	476,000	U.S. Dollar	51,755	(5,959)

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2020

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
5/19/2020	Deutsche Bank	Norwegian Krone	1,923,000	U.S. Dollar	211,630	$(26,618)
5/27/2020	Deutsche Bank	Norwegian Krone	1,425,500	U.S. Dollar	156,502	(19,352)
6/19/2020	Deutsche Bank	Norwegian Krone	1,923,000	U.S. Dollar	213,569	(28,548)
6/30/2020	Deutsche Bank	Norwegian Krone	582,000	U.S. Dollar	65,064	(9,065)
7/10/2020	Deutsche Bank	Norwegian Krone	7,510,000	U.S. Dollar	847,907	(125,298)
8/26/2020	Deutsche Bank	Norwegian Krone	1,425,500	U.S. Dollar	152,653	(15,473)
9/24/2020	Deutsche Bank	Norwegian Krone	1,164,500	U.S. Dollar	129,059	(16,987)
11/16/2020	Deutsche Bank	Norwegian Krone	1,152,000	U.S. Dollar	126,012	(15,152)
4/29/2020	HSBC	South Korea Won	28,856,853	U.S. Dollar	23,589	138
5/6/2020	JP Morgan Chase	South Korea Won	400,000,000	U.S. Dollar	327,091	1,886
4/15/2020	Deutsche Bank	Swedish Krona	1,106,300	Euro	101,784	(447)
5/13/2020	Deutsche Bank	Swedish Krona	1,106,300	Euro	103,928	(2,876)
6/15/2020	Deutsche Bank	Swedish Krona	2,212,700	Euro	208,888	(7,008)
6/16/2020	Deutsche Bank	Swedish Krona	1,106,400	Euro	101,700	(465)
8/13/2020	Deutsche Bank	Swedish Krona	1,106,300	Euro	104,910	(4,132)
5/8/2020	UBS	Swiss Franc	197,966	Euro	180,318	6,911
5/12/2020	Goldman Sachs	Swiss Franc	194,284	Euro	177,024	6,724
8/10/2020	UBS	Swiss Franc	395,932	Euro	365,506	8,739
8/12/2020	Goldman Sachs	Swiss Franc	388,568	Euro	359,366	7,856
11/9/2020	UBS	Swiss Franc	197,965	Euro	180,599	6,903
11/12/2020	Goldman Sachs	Swiss Franc	194,284	Euro	177,299	6,714
4/17/2020	JP Morgan Chase	U.S. Dollar	226,150	Brazilian Real	1,082,300	18,103
5/5/2020	JP Morgan Chase	U.S. Dollar	225,616	Brazilian Real	935,200	46,068
6/2/2020	JP Morgan Chase	U.S. Dollar	192,538	Brazilian Real	824,600	34,516
7/2/2020	JP Morgan Chase	U.S. Dollar	214,543	Brazilian Real	1,078,300	8,196
8/4/2020	JP Morgan Chase	U.S. Dollar	228,942	Brazilian Real	1,033,900	31,456
4/8/2020	Bank of America	U.S. Dollar	344,631	Euro	310,152	2,481
4/14/2020	Citibank	U.S. Dollar	668,697	Euro	602,674	3,667
4/14/2020	Barclays	U.S. Dollar	210,119	Euro	189,000	1,564
4/23/2020	Goldman Sachs	U.S. Dollar	127,985	Euro	113,352	2,855
4/24/2020	UBS	U.S. Dollar	229,289	Euro	203,500	4,632
4/27/2020	Deutsche Bank	U.S. Dollar	23,992	Euro	21,315	458
4/29/2020	Goldman Sachs	U.S. Dollar	25,635	Euro	22,812	445
4/30/2020	HSBC	U.S. Dollar	38,376	Euro	34,118	701
5/4/2020	Citibank	U.S. Dollar	75,295	Euro	66,791	1,530
5/6/2020	BNP Parabis	U.S. Dollar	2,082,267	Euro	1,845,000	44,453
5/21/2020	Citibank	U.S. Dollar	1,815,356	Euro	1,620,000	25,052
5/26/2020	Deutsche Bank	U.S. Dollar	373,460	Euro	333,864	4,430
5/27/2020	Morgan Stanley	U.S. Dollar	98,695	Euro	88,500	870
5/29/2020	Bank of America	U.S. Dollar	207,890	Euro	186,500	1,722
7/23/2020	Citibank	U.S. Dollar	632,231	Euro	556,823	15,559
10/15/2020	Citibank	U.S. Dollar	71,747	Euro	63,594	1,143
4/7/2020	BNP Parabis	U.S. Dollar	13,004	Indian Rupee	951,400	441
4/15/2020	JP Morgan Chase	U.S. Dollar	156,273	Indian Rupee	11,220,000	8,250
4/16/2020	Citibank	U.S. Dollar	112,666	Indian Rupee	8,137,300	5,324
4/29/2020	JP Morgan Chase	U.S. Dollar	124,841	Indian Rupee	9,051,000	5,620
4/30/2020	HSBC	U.S. Dollar	168,813	Indian Rupee	12,161,294	8,641
5/4/2020	HSBC	U.S. Dollar	140,803	Indian Rupee	10,165,299	6,979
5/5/2020	HSBC	U.S. Dollar	197,113	Indian Rupee	14,268,000	9,299
5/14/2020	HSBC	U.S. Dollar	55,856	Indian Rupee	4,017,472	3,026
5/14/2020	JP Morgan Chase	U.S. Dollar	162,076	Indian Rupee	11,753,000	7,524
5/15/2020	Citibank	U.S. Dollar	91,095	Indian Rupee	6,805,700	1,610
5/18/2020	JP Morgan Chase	U.S. Dollar	76,738	Indian Rupee	5,651,000	2,460
5/18/2020	HSBC	U.S. Dollar	144,869	Indian Rupee	10,432,000	7,749
5/20/2020	Citibank	U.S. Dollar	329,946	Indian Rupee	23,780,000	17,447
5/26/2020	JP Morgan Chase	U.S. Dollar	245,620	Japanese Yen	25,649,800	6,471
6/8/2020	JP Morgan Chase	U.S. Dollar	130,652	Japanese Yen	13,672,910	3,109
6/8/2020	HSBC	U.S. Dollar	137,903	Japanese Yen	14,396,350	3,611
6/18/2020	HSBC	U.S. Dollar	429,543	Japanese Yen	44,820,000	11,292
6/22/2020	JP Morgan Chase	U.S. Dollar	311,979	Japanese Yen	32,606,160	7,656

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2020

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
6/24/2020	BNP Parabis	U.S. Dollar	533,132	Japanese Yen	55,637,050	$13,816
8/27/2020	JP Morgan Chase	U.S. Dollar	246,264	Japanese Yen	25,650,300	6,348
8/31/2020	Citibank	U.S. Dollar	296,363	Japanese Yen	31,227,000	4,248
9/8/2020	HSBC	U.S. Dollar	196,501	Japanese Yen	20,466,520	4,997
9/9/2020	HSBC	U.S. Dollar	138,227	Japanese Yen	14,396,340	3,517
10/26/2020	BNP Parabis	U.S. Dollar	362,787	Japanese Yen	37,740,000	9,152
4/6/2020	HSBC	U.S. Dollar	868,522	Mexican Peso	17,690,000	123,820
4/8/2020	Citibank	U.S. Dollar	78,075	Mexican Peso	1,568,000	12,090
6/17/2020	Citibank	U.S. Dollar	264,529	Mexican Peso	5,378,000	40,456
10/7/2020	HSBC	U.S. Dollar	632,090	Mexican Peso	13,190,000	91,267
10/8/2020	Citibank	U.S. Dollar	78,081	Mexican Peso	1,609,000	12,117
10/9/2020	Citibank	U.S. Dollar	58,586	Mexican Peso	1,209,000	9,027
10/13/2020	Citibank	U.S. Dollar	194,892	Mexican Peso	4,030,000	29,791
10/15/2020	Citibank	U.S. Dollar	287,908	Mexican Peso	5,932,000	44,954
10/16/2020	Citibank	U.S. Dollar	266,021	Mexican Peso	5,431,000	43,617
4/29/2020	HSBC	U.S. Dollar	24,852	South Korea Won	28,856,853	1,125
5/6/2020	JP Morgan Chase	U.S. Dollar	344,382	South Korea Won	400,000,000	15,405
7/29/2020	Citibank	U.S. Dollar	15,996	South Korea Won	18,558,803	679
8/26/2020	Citibank	U.S. Dollar	13,251	South Korea Won	15,718,394	264
8/31/2020	Citibank	U.S. Dollar	15,381	South Korea Won	18,558,803	44
9/9/2020	Goldman Sachs	U.S. Dollar	863,879	South Korea Won	1,037,000,000	6,578

						$957,141

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 98.68%
	Exchange Traded Funds - 69.96%
986,410	iShares Core MSCI Emerging Markets ETF (a)	$39,920,013
660,025	iShares Core S&P Small-Cap ETF (a)	37,034,003
476,775	iShares MSCI Canada ETF (a)	10,417,534
181,404	iShares MSCI Switzerland ETF (a)	6,414,445
1,222,634	Schwab U.S. Large-Cap ETF (a)	74,886,332
463,245	Schwab U.S. Large-Cap Growth ETF (a)	36,897,464
373,088	SPDR S&P 600 Small Cap Growth ETF	17,229,204
137,488	SPDR S&P China ETF (a)	12,545,780
119,215	Vanguard FTSE All World ex-US Small-Cap ETF (a)	9,328,574
2,501,156	Vanguard FTSE Developed Markets ETF (a)	83,388,541
150,436	Vanguard Global ex-U.S. Real Estate ETF	6,455,209
150,837	Vanguard Real Estate ETF (a)	10,535,964
235,966	Vanguard Russell 1000 Growth ETF (a)	36,499,221
83,226	Vanguard Russell 2000 Growth	9,571,822
520,127	Vanguard S&P 500 ETF (a)	123,176,476
72,095	Vanguard Value ETF	6,420,781

		520,721,363

	Mutual Funds - 28.72%
1,328,063	AMCAP Fund - Class F3	36,959,987
1,295,239	American Funds - EuroPacific Growth Fund - Class F3	55,863,662
758,114	American Funds - Fundamental Investors - Class F3	37,018,689
406,451	American Funds - SMALLCAP World Fund, Inc. - Class F3	18,745,504
861,278	American Funds - The Growth Fund of America - Class F3	37,388,097
872,971	American Funds - The Investment Company of America - Class F3	27,786,658

		213,762,597

	Total Investment Companies (Cost $731,015,266)	734,483,960

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.90%
	Money Market Funds - 0.90%
6,730,813	DWS Government Money Market Series -Institutional Shares Effective Yield, 0.41%, (b)	$6,730,813

	Total Short Term Investments (Cost $6,730,813)	6,730,813

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.73%
139,438,379	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (b)	139,438,379

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $139,438,379)	139,438,379

	Total Investments (Cost $877,184,458) - 118.31%	880,653,152
	Liabilities in Excess of Other Assets - (18.31)%	(136,300,544)

	TOTAL NET ASSETS - 100.00%	$744,352,608

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2020.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 98.78%
	Exchange Traded Funds - 70.90%
67,231	iShares 1-3 Year Treasury Bond ETF (a)	$5,826,911
65,397	iShares 3-7 Year Treasury Bond ETF (a)	8,720,036
75,290	iShares 7-10 Year Treasury Bond ETF (a)	9,146,229
198,346	iShares Broad USD Investment Grade Corporate Bond ETF	11,111,343
336,603	iShares Core Aggressive Allocation ETF (a)	15,975,178
496,588	iShares Core Growth Allocation ETF	20,548,811
49,625	iShares Core MSCI Emerging Markets ETF (a)	2,008,324
84,365	iShares Core MSCI Europe ETF	3,128,254
189,446	iShares Core S&P Small-Cap ETF (a)	10,629,815
161,274	iShares Edge MSCI Min Vol USA ETF (a)	8,710,409
18,928	iShares iBoxx High Yield Corporate Bond ETF (a)	1,458,781
21,148	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	2,044,589
75,759	iShares Long-Term Corporate Bond ETF (a)	4,819,788
80,183	iShares MSCI Canada ETF (a)	1,751,998
93,203	iShares MSCI Switzerland ETF (a)	3,295,658
130,473	Principal Active Income ETF	4,212,973
137,690	SPDR Bloomberg Barclays High Yield Bond ETF (a)	13,044,751
56,324	SPDR Bloomberg Barclays International Treasury Bond ETF	1,565,807
25,168	SPDR Gold Shares (a)	3,726,122
99,054	SPDR Portfolio TIPS ETF (a)	2,876,528
34,209	SPDR S&P China ETF	3,121,571
395,034	Vanguard FTSE Developed Markets ETF (a)	13,170,434
212,573	Vanguard High Dividend Yield ETF	15,039,540
94,330	Vanguard Long-Term Treasury ETF	9,528,273
443,640	Vanguard Mortgage-Backed Securities ETF	24,178,380
31,344	Vanguard Real Estate ETF (a)	2,189,378
72,891	Vanguard S&P 500 ETF (a)	17,262,047
11,139	Vanguard Total Bond Market ETF	950,714
50,116	Vanguard Value ETF (a)	4,463,331

		224,505,973

	Mutual Funds - 27.88%
372,437	American Funds - Capital Income Builder - Class F3	19,724,248
1,316,200	American Funds - High-Income Trust - Class F3	11,385,134
439,971	American Funds - Mutual Fund - Class F3	15,548,586
1,012,403	American Funds - The Income Fund of America - Class F3	19,529,250
792,271	American Funds - U.S. Government Securities Fund -Class F3	11,733,539
1,967,040	Vanguard High-Yield Corporate Fund	10,346,631

		88,267,388

	Total Investment Companies (Cost $318,428,710)	312,773,361

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.93%
	Money Market Funds - 0.93%
2,958,664	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (b)	$2,958,664

	Total Short Term Investments (Cost $2,958,664)	2,958,664

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 27.80%
88,033,252	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (b)	88,033,252

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $88,033,252)	88,033,252

	Total Investments (Cost $409,420,626) - 127.51%	403,765,277
	Liabilities in Excess of Other Assets - (27.51)%	(87,116,244)

	TOTAL NET ASSETS - 100.00%	$316,649,033

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2020.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	COMMON STOCKS - 23.14%
	Airlines - 0.26%
26,639	United Airlines Holdings, Inc. (a)(b)	$840,461

	Biotechnology - 0.35%
15,023	AbbVie, Inc. (a)	1,144,602

	Capital Markets - 2.12%
16,078	FactSet Research Systems, Inc. (a)	4,191,213
8,060	MarketAxess Holdings, Inc.	2,680,514

		6,871,727

	Chemicals - 0.92%
29,070	Scotts Miracle Grow Co.	2,976,768

	Containers & Packaging - 0.26%
29,361	Silgan Holdings, Inc.	852,056

	Diversified Consumer Services - 0.25%
23,328	Frontdoor, Inc. (b)	811,348

	Electric Utilities - 2.82%
19,165	Alliant Energy Corp.	925,478
36,239	Avangrid, Inc.	1,586,543
13,571	Duke Energy Corp. (a)	1,097,623
16,817	Edison International	921,403
27,576	Evergy, Inc.	1,518,059
20,367	FirstEnergy Corp.	816,106
20,355	Hawaiian Electric Industries, Inc.	876,283
26,410	Southern Co. (a)	1,429,837

		9,171,332

	Food Products - 0.81%
19,800	Hershey Co.	2,623,500

	Gas Utilities - 0.23%
7,558	Atmos Energy Corp.	749,980

	Health Care Equipment & Supplies - 1.18%
28,376	Boston Scientific Corp. (b)	925,909
6,278	Insulet Corp. (b)	1,040,139
10,184	Medtronic Plc	918,393
9,481	Zimmer Biomet Holdings, Inc.	958,340

		3,842,781

	Health Care Providers & Services - 0.24%
3,427	Anthem, Inc.	778,066

	Hotels, Restaurants & Leisure - 0.26%
12,601	Hilton Worldwide Holdings, Inc. (a)	859,892

	Household Durables - 0.93%
89,969	PulteGroup, Inc.	2,008,108
52,404	Toll Brothers, Inc.	1,008,777

		3,016,885

	Household Products - 1.11%
20,760	Clorox Co.	3,596,670

	Insurance - 2.17%
67,354	Aflac, Inc.	2,306,201
4,738	Erie Indemnity Co. - Class A	702,361
17,223	RenaissanceRe Holdings Ltd.	2,571,738
28,085	WR Berkley Corp.	1,465,195

		7,045,495

	IT Services - 0.28%
9,075	Gartner, Inc. (b)	903,598

Number of Shares		Value
	Media - 0.67%
64,538	Discovery, Inc. - Class A (a)(b)	$1,131,996
53,170	Discovery, Inc. - Class C (b)	1,033,625

		2,165,621

	Metals & Mining - 0.47%
17,382	Royal Gold, Inc.	1,524,575

	Multi-Utilities - 0.56%
12,019	Ameren Corp.	875,344
10,035	DTE Energy Co.	953,024

		1,828,368

	Pharmaceuticals - 3.06%
74,654	Bristol-Myers Squibb Co.	4,161,214
48,628	Horizon Therapeutics Plc (b)	1,440,361
10,967	Merck & Co., Inc.	843,801
29,637	Zoetis, Inc.	3,487,979

		9,933,355

	Professional Services - 0.47%
6,098	Equifax, Inc.	728,406
5,644	Verisk Analytics, Inc.	786,661

		1,515,067

	Semiconductors & Semiconductor Equipment - 0.97%
18,211	Applied Materials, Inc.	834,428
10,227	Qorvo, Inc. (b)	824,603
16,806	Skyworks Solutions, Inc.	1,502,120

		3,161,151

	Software - 1.18%
34,455	Cadence Design Systems, Inc. (b)	2,275,408
9,875	Microsoft Corp.	1,557,387

		3,832,795

	Technology Hardware, Storage & Peripherals - 1.32%
8,955	Apple, Inc. (a)	2,277,167
105,560	Xerox Holdings Corp.	1,999,306

		4,276,473

	Water Utilities - 0.25%
20,404	Essential Utilities, Inc. (a)	830,443

	Total Common Stocks (Cost $89,948,369)	75,153,009

	INVESTMENT COMPANIES - 42.99%
	Exchange Traded Funds - 42.99%
642,601	Goldman Sachs Access Treasury 0-1 Year ETF	64,754,903
816,921	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (a)	74,854,471

	Total Investment Companies (Cost $139,392,666)	139,609,374

	REAL ESTATE INVESTMENT TRUSTS - 1.79%
	Real Estate Investment Trusts - 1.79%
217,403	AGNC Investment Corp.	2,300,124
76,494	Brookfield Property, Inc. (a)	649,434
1,413	Equinix, Inc.	882,518
26,561	Equity Commonwealth	842,249
14,198	Prologis, Inc.	1,141,093

	Total Real Estate Investment Trusts (Cost $7,886,487)	5,815,418

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	SHORT TERM INVESTMENTS - 31.68%
	Money Market Funds - 31.68%
102,889,272	DWS Government Money Market Series -Institutional Shares Effective Yield, 0.41% (c)	$102,889,272

	Total Short Term Investments (Cost $102,889,272)	102,889,272

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 22.47%
72,959,037	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (c)	72,959,037

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $72,959,037)	72,959,037

	Total Investments (Cost $413,075,831) - 122.07%	396,426,110
	Liabilities in Excess of Other Assets - (22.07)%	(71,673,553)

	TOTAL NET ASSETS - 100.00%	$324,752,557

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2020.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 99.10%
	Exchange Traded Funds - 59.06%
19,069	Invesco DB Agriculture Fund (a)	$268,301
3,062	Invesco DB Base Metals Fund	37,816
27,769	Invesco DB Energy Fund (a)	225,484
48,820	iShares 7-10 Year Treasury Bond ETF (a)	5,930,653
7,693	iShares Core MSCI Emerging Markets ETF (a)	311,336
230,372	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	28,453,246
458,105	ProShares Investment Grade-Interest Rate Hedged ETF (a)(c)	29,836,379
303,567	ProShares UltraShort 20+ Year Treasury (a)	4,881,357
551,212	Schwab Short-Term U.S. Treasury ETF	28,514,197
10,729	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (a)	983,098
302,022	Vanguard Emerging Markets Government Bond ETF	21,262,349
22,294	Vanguard FTSE Developed Markets ETF (a)	743,282
236,984	Vanguard Intermediate-Term Corporate Bond ETF	20,638,936
1,435,034	Vanguard Mortgage-Backed Securities ETF	78,209,353
7,028	Vanguard S&P 500 ETF (a)	1,664,371
114,421	Vanguard Total Bond Market ETF	9,765,832

		231,725,990

	Mutual Funds - 40.04%
4,015,763	BlackRock Low Duration Bond Portfolio - Institutional Shares	37,306,434
517,157	DoubleLine Core Fixed Income Fund - Institutional Shares	5,492,208
2,201,467	DoubleLine Flexible Income Fund - Institutional Shares (d)	18,492,323
3,802,306	DoubleLine Low Duration Bond Fund - Institutional Shares	36,159,934
845,277	DoubleLine Shiller Enhanced CAPE - Institutional Shares	9,881,293
3,781,688	DoubleLine Total Return Bond Fund - Institutional Shares	39,556,455
1,173,793	T. Rowe Price Institutional Floating Rate Fund	10,176,782

		157,065,429

	Total Investment Companies (Cost $390,631,898)	388,791,419

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.62%
	Money Market Funds - 0.62%
2,425,231	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (b)	$2,425,231

	Total Short Term Investments (Cost $2,425,231)	2,425,231

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 9.67%
37,929,302	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (b)	37,929,302

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $37,929,302)	37,929,302

	Total Investments (Cost $430,986,431) - 109.39%	429,145,952
	Liabilities in Excess of Other Assets - (9.39)%	(36,835,064)

	TOTAL NET ASSETS - 100.00%	$392,310,888

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2020.
(c)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 9 for further disclosures related to this affiliated security.
(d)

Certain GuidePath® Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to $7,489,373 or 1.91% of total net assets as of March 31, 2020.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 97.65%
	Exchange Traded Funds - 81.48%
194,350	Global X US Preferred ETF	$4,252,378
21,155	Goldman Sachs Access Treasury 0-1 Year ETF	2,131,789
168,374	iShares 0-5 Year High Yield Corporate Bond ETF (a)	6,881,445
14,825	iShares 7-10 Year Treasury Bond ETF	1,800,941
68,270	iShares Broad USD High Yield Corporate Bond ETF (a)	2,423,585
44,738	iShares Currency Hedged MSCI Eurozone ETF (a)	1,056,264
233,994	iShares Emerging Markets Dividend ETF (a)	6,586,931
21,004	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	2,594,204
215,457	iShares International Select Dividend ETF	4,869,328
81,874	iShares Preferred & Income Securities ETF (a)	2,606,868
68,675	iShares Select Dividend ETF	5,050,360
104,237	Schwab US Dividend Equity ETF	4,688,580
94,917	SPDR Portfolio Aggregate Bond ETF	2,868,392
91,405	SPDR Portfolio Long Term Corporate Bond ETF	2,602,300
87,997	SPDR Portfolio S&P 500 High Dividend ETF	2,164,726
22,653	SPDR S&P Global Dividend ETF	1,085,985
37,185	SPDR S&P Global Infrastructure ETF	1,451,702
210,043	SPDR S&P International Dividend ETF (a)	6,433,616
55,910	VanEck Vectors Emerging Markets High Yield Bond ETF	1,115,964
16,161	Vanguard Emerging Markets Government Bond ETF	1,137,734
57,080	Vanguard Global ex-U.S. Real Estate ETF	2,449,303
66,218	Vanguard High Dividend Yield ETF	4,684,924
42,972	Vanguard Long-Term Treasury ETF	4,340,602
84,877	Vanguard Mortgage-Backed Securities ETF	4,625,797
25,927	Vanguard Real Estate ETF (a)	1,811,001
2,847	Vanguard S&P 500 ETF (a)	674,227
62,607	WisdomTree US LargeCap Dividend Fund (a)	5,067,411
213,137	WisdomTree U.S. SmallCap Dividend Fund	3,840,729

		91,297,086

Number of Shares		Value
	Mutual Funds - 16.17%
150,243	BlackRock Strategic Income Opportunities Portfolio	$1,401,771
261,897	Loomis Sayles Global Allocation Fund	5,539,119
786,631	T. Rowe Price Institutional Floating Rate Fund	6,820,087
827,646	Vanguard High-Yield Corporate Fund	4,353,416

		18,114,393

	Total Investment Companies (Cost $114,992,075)	109,411,479

	SHORT TERM INVESTMENTS - 1.04%
	Money Market Funds - 1.04%
1,162,374	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (b)	1,162,374

	Total Short Term Investments (Cost $1,162,374)	1,162,374

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 12.50%
14,005,053	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (b)	14,005,053

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $14,005,053)	14,005,053

	Total Investments (Cost $130,159,502) - 111.19%	124,578,906
	Liabilities in Excess of Other Assets - (11.19)%	(12,534,153)

	TOTAL NET ASSETS - 100.00%	$112,044,753

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2020.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 99.39%
	Exchange Traded Funds - 84.80%
299,350	iShares 0-5 Year High Yield Corporate Bond ETF	$12,234,434
410,763	iShares Broad USD High Yield Corporate Bond ETF	14,582,087
298,939	iShares iBoxx High Yield Corporate Bond ETF	23,039,229
250,894	SPDR Bloomberg Barclays High Yield Bond ETF	23,769,697
225,504	Xtrackers USD High Yield Corporate Bond ETF	9,937,961

		83,563,408

	Mutual Funds - 14.59%
1,454,734	BlackRock High Yield Portfolio - Institutional Shares	9,644,889
900,700	Vanguard High-Yield Corporate Fund	4,737,682

		14,382,571

	Total Investment Companies (Cost $97,727,366)	97,945,979

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.16%
	Money Market Funds - 0.16%
160,182	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (a)	$160,182

	Total Short Term Investments (Cost $160,182)	160,182

	Total Investments (Cost $97,887,548) - 99.55%	98,106,161
	Other Assets in Excess of Liabilities - 0.45%	444,372

	TOTAL NET ASSETS - 100.00%	$98,550,533

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of March 31, 2020.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2020

Principal Amount		Value
	SHORT TERM INVESTMENTS - 99.01%
	Certificates of Deposit - 73.26%
$6,500,000	Bank of Montreal 1.695% (1 Month LIBOR USD + 0.180%), 04/03/2020 (a)	$6,500,000
8,000,000	Bank Nova Scotia 0.730%, 09/10/2020	7,981,323
10,000,000	CIBC 0.020%, 04/01/2020	10,000,000
7,000,000	Credit Industriel ET Commercia 1.620%, 05/19/2020	7,000,000
	DG Bank
5,000,000	1.000%, 06/10/2020	4,997,446
2,000,000	1.250%, 06/25/2020	2,000,123
7,000,000	DNB Bank ASA 1.630%, 05/12/2020	7,000,000
	Landesbank Hessen-Thuringen
3,000,000	1.300%, 04/27/2020	3,000,000
4,000,000	1.640%, 05/06/2020	4,000,000
9,500,000	Landesbank Baden Wurttemberg 0.250%, 04/06/2020	9,500,000
7,500,000	Mizuho Bank, Ltd. 0.950% (1 Month LIBOR USD + 0.200%), 04/20/2020 (a)	7,500,000
7,000,000	MUFG Bank, Ltd. 0.980%, 08/28/2020	6,987,647
6,500,000	National Australia Bank, Ltd. 0.923% (1 Month LIBOR USD + 0.150%), 05/20/2020 (a)	6,500,000
	National Bank of Kuwait
6,000,000	1.400%, 04/01/2020	6,000,000
5,000,000	2.050%, 04/06/2020	5,000,515
6,500,000	Nordea Bank 0.828% (3 Month LIBOR USD + 0.060%), 06/11/2020 (a)	6,494,626
	Norinchukin Bank
4,000,000	1.850%, 04/06/2020	4,000,359
5,000,000	1.640%, 06/18/2020	5,004,934
6,500,000	Oversea-Chinese Banking Corp., Ltd. 0.811% (3 Month LIBOR USD + 0.070%), 06/16/2020 (a)	6,494,384
	Royal Bank of Canada
5,000,000	0.991% (1 Month LIBOR USD + 0.180%), 06/12/2020 (a)	4,998,440
1,000,000	1.073% (1 Month LIBOR USD + 0.210%), 07/10/2020 (a)	999,262
10,500,000	SEB 0.030%, 04/01/2020	10,500,000
11,500,000	Sumitomo Mitsui Trust Bank, Ltd. 1.763% (3 Month LIBOR USD + 0.070%), 05/19/2020 (a)(f)	11,496,338
8,000,000	Svenska Handelsbanken 0.802% (1 Month LIBOR USD + 0.190%), 05/18/2020 (a)	8,000,000
	Toronto-Dominion Bank
3,500,000	1.020%, 09/11/2020	3,492,986
8,000,000	1.083% (1 Month LIBOR USD + 0.310%), 10/20/2020 (a)	7,990,935

		163,439,318

Principal Amount		Value
	Commercial Papers - 17.02%
	Bank of America NA
$2,000,000	1.840%, 06/15/2020 (f)	$2,007,446
5,000,000	1.155%, 07/08/2020	4,991,028
	COFCO Capital Corp.
9,000,000	0.921%, 04/08/2020	8,997,534
500,000	1.103%, 06/02/2020	498,604
9,500,000	Credit Agricole Corp. 0.090%, 04/03/2020	9,499,953
5,000,000	ING US FDG LLC. 1.790%, 05/06/2020	4,991,347
	Santander UK PLC
5,000,000	1.758%, 04/16/2020	4,996,354
2,000,000	1.722%, 04/21/2020	1,998,078

		37,980,344

Number of Shares
	Money Market Funds - 0.82%
1,820,304	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (b)(c)	1,820,304

Principal Amount
	U.S. Treasury Bills - 7.91%
$3,600,000	1.485%, 04/02/2020 (c)(d)(e)	3,599,850
8,050,000	1.530%, 05/07/2020 (c)(d)(e)	8,037,684
6,000,000	1.502%, 06/11/2020 (d)(e)	5,999,035

		17,636,569

	Total Short Term Investments (Cost $220,919,824)	220,876,535

	Total Investments (Cost $220,919,824) - 99.01%	220,876,535
	Other Assets in Excess of Liabilities - 0.99%	2,212,293

	TOTAL NET ASSETS - 100.00%	$223,088,828

Percentages are stated as a percent of net assets.

(a)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2020.
(b)	Seven-day yield as of March 31, 2020.
(c)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(d)	Zero coupon bond. The effective yield is listed.
(e)	All or a portion of these securities are held as collateral for certain futures contracts. The approximate value of the portion of these securities held as collateral is $17,636,569.
(f)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $13,503,784, which represents 6.05% of total net assets.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2020

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value /Unrealized Appreciation (Depreciation)
Amsterdam IDX Futures	(3)	$(319,409)	Apr-20	$(49,920)
Australian 10-Year Treasury Bond Futures	116	10,746,333	Jun-20	(18,302)
Australian 3-Year Treasury Bond Futures	512	36,881,343	Jun-20	94,136
Australian Dollar Futures	(93)	(5,712,990)	Jun-20	157,787
Brazilian Real Futures	(21)	(404,040)	Apr-20	3,915
Brent Crude Futures (a)	(102)	(3,025,320)	May-20	105,455
British Pound Futures	(84)	(6,539,400)	Jun-20	(93,022)
Canadian 10-Year Bond Futures	101	10,560,037	Jun-20	420,936
Canadian Dollar Futures	(147)	(10,443,615)	Jun-20	339,451
Cocoa Futures (a)	(3)	(67,770)	Jul-20	412
Coffee ‘C’ Futures (a)	(4)	(180,525)	Jul-20	(913)
Copper Futures (a)	(80)	(4,456,000)	May-20	435,697
Corn Futures (a)	(131)	(2,266,300)	Jul-20	303,993
Cotton No. 2 Futures (a)	(32)	(814,400)	Jul-20	45,330
DAX® Index Futures	(1)	(273,175)	Jun-20	(26,885)
DJIA E-Mini CBOT Futures	(5)	(543,775)	Jun-20	(34,547)
E-mini Nasdaq 100 Futures	1	155,725	Jun-20	(4,119)
E-mini Russell 2000 Futures	(15)	(860,700)	Jun-20	1,002
E-mini S&P 500 Futures	(2)	(256,970)	Jun-20	(22,650)
E-mini S&P Mid Cap 400 Futures	(4)	(575,120)	Jun-20	(14,370)
Euribor 3 Month Futures	(120)	(33,209,441)	Jun-20	(2,746)
Euro Fx Futures	(80)	(11,049,500)	Jun-20	202,819
Euro Stoxx 50® Index Futures	(11)	(333,263)	Jun-20	(33,253)
Euro-Bobl Futures	131	19,535,138	Jun-20	(154,503)
Euro-BTP Futures	6	935,767	Jun-20	(36,470)
Euro-BTP Futures—Short	17	2,091,673	Jun-20	(20,083)
Euro-Bund Futures	63	11,986,467	Jun-20	(124,764)
Euro-Buxl® 30 Year Futures	18	4,166,979	Jun-20	(125,888)
Eurodollar 90 Day Futures	208	51,727,000	Jun-20	110,046
Eurodollar 90 Day Futures	395	98,399,438	Sep-20	40,244
Euro-OATS Futures	28	5,163,648	Jun-20	(109,633)
Euro-Schatz Futures	413	51,102,316	Jun-20	(131,436)
FTSE 100 Index Futures	(9)	(629,985)	Jun-20	(75,068)
FTSE China A50 Index Futures	(20)	(252,000)	Apr-20	(2,104)
FTSE JSE Top 40 Futures	(9)	(206,514)	Jun-20	(28,649)
Gold 100 Oz. Futures (a)	20	3,193,200	Jun-20	(2,446)
Hang Seng Index Futures	(5)	(764,890)	Apr-20	(14,240)
HSCEI Index Futures	(11)	(683,461)	Apr-20	(14,434)
IBEX 35® Index Futures	(1)	(74,596)	Apr-20	(8,656)
Indian Rupee Futures	(131)	(3,443,204)	Apr-20	(53,479)
Japanese Yen Futures	(66)	(7,688,588)	Jun-20	(169,327)
Lean Hogs Futures (a)	(25)	(603,250)	Jun-20	190,790
Live Cattle Futures (a)	(31)	(1,141,730)	Jun-20	96,773
LME Aluminium Futures (a)(b)	57	2,169,563	Jun-20	(189,699)
LME Aluminium Futures (a)(b)	(143)	(5,442,938)	Jun-20	701,591
LME Copper Futures (a)(b)	22	2,722,913	Jun-20	(269,460)
LME Copper Futures (a)(b)	(36)	(4,455,675)	Jun-20	591,832
LME Nickel Futures (a)(b)	(32)	(2,204,064)	Jun-20	237,461
LME Nickel Futures (a)(b)	14	964,278	Jun-20	(88,140)
LME Zinc Futures (a)(b)	(62)	(2,952,363)	Jun-20	348,829
LME Zinc Futures (a)(b)	37	1,761,894	Jun-20	(56,966)
Long Gilt Futures	61	10,318,834	Jun-20	139,334
Low Sulphur Gas Oil Futures (a)	(68)	(2,004,300)	May-20	266,096
Mexican Peso Futures	(38)	(796,290)	Jun-20	4,252
MSCI EAFE Index Futures	(12)	(935,580)	Jun-20	(79,706)
MSCI Emerging Markets Index Futures	(22)	(927,190)	Jun-20	(19,669)
MSCI Singapore Index Futures	(35)	(692,933)	Apr-20	(8,110)
MSCI Taiwan Index Futures	(4)	(148,400)	Apr-20	1,203
Natural Gas Futures (a)	(92)	(1,508,800)	Apr-20	232,397

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued)

March 31, 2020

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value /Unrealized Appreciation (Depreciation)
New Zealand Dollar Futures	(82)	$(4,878,180)	Jun-20	$281,384
Nikkei 225 Futures	(1)	(175,959)	Jun-20	(15,537)
NY Harbor ULSD Futures (a)	(30)	(1,261,890)	Apr-20	258,213
Platinum Futures (a)	(6)	(218,970)	Jul-20	(34,473)
RBOB Gasoline Futures (a)	(41)	(1,020,629)	Apr-20	850,899
S&P/TSX 60 Index Futures	(2)	(231,422)	Jun-20	(9,710)
Silver Futures (a)	(6)	(424,680)	May-20	(46,418)
South African Rand Futures	(80)	(2,222,000)	Jun-20	155,678
Soybean Futures (a)	(56)	(2,490,600)	Jul-20	24,788
Soybean Meal Futures (a)	(29)	(924,810)	Jul-20	(51,634)
Soybean Oil Futures (a)	(63)	(1,034,208)	Jul-20	87,378
SPI 200TM Index Futures	(3)	(235,691)	Jun-20	4,902
Sterling 90 Day Futures	560	86,564,235	Jun-20	19,341
Sugar No. 11 Futures (a)	(240)	(2,822,400)	Jun-20	142,788
Swiss Franc Futures	6	781,275	Jun-20	(34,584)
TOPIX Index Futures	(4)	(521,925)	Jun-20	(20,017)
U.S. Treasury 10-Year Note Futures	108	14,978,250	Jun-20	726,848
U.S. Treasury 2-Year Note Futures	584	128,703,562	Jun-20	1,343,859
U.S. Treasury 5-Year Note Futures	229	28,707,297	Jun-20	966,858
U.S. Treasury Long Bond Futures	25	4,476,563	Jun-20	344,499
U.S. Treasury Ultra Bond Futures	11	2,440,625	Jun-20	225,360
Wheat Futures (a)	13	365,625	Jul-20	(2,117)
WTI Crude Futures (a)	(85)	(2,083,350)	May-20	(31,619)

				$8,174,810

(a)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2020

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
6/17/2020	NatWest	New Turkish Lira	4,800,000	U.S. Dollar	765,541	$(55,936)
6/17/2020	NatWest	Norwegian Krone	26,000,000	U.S. Dollar	2,598,904	(97,316)
6/17/2020	NatWest	Norwegian Krone	20,000,000	U.S. Dollar	1,794,114	130,184
6/17/2020	NatWest	Norwegian Krone	10,000,000	U.S. Dollar	1,040,251	(78,102)
6/17/2020	NatWest	Singapore Dollar	9,125,000	U.S. Dollar	6,414,259	13,436
6/17/2020	NatWest	Singapore Dollar	2,625,000	U.S. Dollar	1,862,998	(13,935)
6/17/2020	NatWest	Singapore Dollar	3,125,000	U.S. Dollar	2,153,276	47,989
6/17/2020	NatWest	Swedish Krona	10,000,000	U.S. Dollar	1,049,274	(36,655)
6/17/2020	NatWest	Swedish Krona	8,000,000	U.S. Dollar	830,719	(20,624)
6/17/2020	NatWest	U.S. Dollar	1,396,053	Chinese Yuan Renminbi	10,000,000	(12,537)
6/17/2020	NatWest	U.S. Dollar	541,959	New Turkish Lira	3,600,000	9,755
6/17/2020	NatWest	U.S. Dollar	738,160	New Turkish Lira	4,800,000	28,554
6/17/2020	NatWest	U.S. Dollar	271,225	New Turkish Lira	1,800,000	5,123
6/17/2020	NatWest	U.S. Dollar	8,369,046	Norwegian Krone	80,000,001	661,021
6/17/2020	NatWest	U.S. Dollar	833,408	Polish Zloty	3,500,000	(12,381)
6/17/2020	NatWest	U.S. Dollar	2,718,658	Polish Zloty	10,500,000	181,291
6/17/2020	NatWest	U.S. Dollar	26,822,875	Singapore Dollar	37,250,000	583,792
6/17/2020	NatWest	U.S. Dollar	5,909,705	Swedish Krona	56,000,000	239,036

						$1,572,695

See notes to financial statements.

GuidePath® Conservative Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 52.61%
	Exchange Traded Funds - 52.61%
68,396	Schwab Short-Term U.S. Treasury ETF (a)	$3,538,125

	Total Investment Companies (Cost $3,519,642)	3,538,125

	SHORT TERM INVESTMENTS - 45.28%
	Money Market Funds - 36.45%
2,450,970	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (a)(b)	2,450,970

Principal Amount
	U.S. Treasury Notes - 8.83%
$85,000	1.500%, 06/15/2020	85,247
100,000	1.375%, 09/15/2020	100,586
200,000	2.500%, 12/31/2020	203,672
200,000	2.250%, 03/31/2021	204,266

		593,771

	Total Short Term Investments (Cost $3,038,652)	3,044,741

	Total Investments (Cost $6,558,294) - 97.89%	6,582,866
	Other Assets in Excess of Liabilities - 2.11%	141,952

	TOTAL NET ASSETS - 100.00%	$6,724,818

Percentages are stated as a percent of net assets.

(a)	Fair value of these securities exceeds 25% of the Fund’s net assets. Additional information for these securities, including financial statements, is available from the SEC’s EDGAR datatbase at www.sec.gov.
(b)	Seven-day yield as of March 31, 2020.

See notes to financial statements.

GuidePath® Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 97.61%
	Exchange Traded Funds - 97.61%
142,963	iShares Core U.S. Aggregate Bond ETF (b)	$16,493,641
258,990	Schwab Intermediate-Term U.S. Treasury ETF (b)	15,223,432

	Total Investment Companies (Cost $30,638,071)	31,717,073

	SHORT TERM INVESTMENTS - 0.91%
	Money Market Funds - 0.91%
296,189	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.41% (a)	296,189

	Total Short Term Investments (Cost $296,189)	296,189

	Total Investments (Cost $30,934,260) - 98.52%	32,013,262
	Other Assets in Excess of Liabilities - 1.48%	481,612

	TOTAL NET ASSETS - 100.00%	$32,494,874

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of March 31, 2020.
(b)	Fair value of these securities exceeds 25% of the Fund’s net assets. Additional information for these securities, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares		Value
	COMMON STOCKS - 32.35%
	Aerospace & Defense - 1.16%
1,550	Boeing Co.	$231,168
492	Lockheed Martin Corp. (a)	166,763

		397,931

	Air Freight & Logistics - 0.54%
1,945	United Parcel Service, Inc. - Class B	181,702

	Auto Components - 0.06%
443	Autoliv, Inc.	20,382

	Banks - 0.69%
2,956	Citizens Financial Group, Inc.	55,602
2,965	East West Bancorp, Inc.	76,319
5,305	Regions Financial Corp. (a)	47,586
1,629	U.S. Bancorp	56,119

		235,626

	Beverages - 2.06%
7,358	Coca-Cola Co.	325,592
3,115	PepsiCo, Inc.	374,111

		699,703

	Biotechnology - 2.08%
3,112	AbbVie, Inc. (a)	237,103
1,444	Amgen, Inc.	292,742
2,368	Gilead Sciences, Inc.	177,032

		706,877

	Capital Markets - 1.03%
346	BlackRock, Inc.	152,229
549	CME Group, Inc.	94,928
741	State Street Corp.	39,473
635	T. Rowe Price Group, Inc.	62,008

		348,638

	Chemicals - 0.36%
204	Air Products & Chemicals, Inc.	40,720
1,644	LyondellBasell Industries NV - Class A	81,592

		122,312

	Communications Equipment - 1.01%
8,727	Cisco Systems, Inc.	343,058

	Consumer Finance - 0.12%
2,601	Synchrony Financial	41,850

	Containers & Packaging - 0.16%
1,762	International Paper Co.	54,851

	Diversified Telecommunication Services - 2.15%
10,816	AT&T, Inc.	315,286
7,690	Verizon Communications, Inc.	413,184

		728,470

	Electric Utilities - 2.14%
872	American Electric Power Co., Inc.	69,743
1,581	Duke Energy Corp. (a)	127,871
492	Eversource Energy (a)	38,479
1,536	NextEra Energy, Inc. (a)	369,592
3,037	PPL Corp.	74,953
742	Xcel Energy, Inc. (a)	44,743

		725,381

	Electrical Equipment - 0.61%
1,386	Eaton Corp. PLC	107,678
2,083	Emerson Electric Co.	99,255

		206,933

Number of Shares		Value
	Electronic Equipment, Instruments & Components - 0.14%
2,274	Corning, Inc.	$46,708

	Food & Staples Retailing - 0.45%
1,259	Sysco Corp.	57,448
2,107	Walgreens Boots Alliance, Inc. (a)	96,395

		153,843

	Food Products - 0.75%
1,797	Archer-Daniels-Midland Co.	63,218
1,502	General Mills, Inc.	79,261
840	Hershey Co. (a)	111,300

		253,779

	Health Care Providers & Services - 0.49%
2,804	CVS Health Corp. (a)	166,361

	Hotels, Restaurants & Leisure - 0.95%
1,411	Carnival Corp.	18,583
1,278	Las Vegas Sands Corp.	54,277
1,512	McDonald’s Corp.	250,009

		322,869

	Household Products - 1.71%
1,868	Colgate-Palmolive Co.	123,960
610	Kimberly-Clark Corp.	78,001
3,423	Procter & Gamble Co.	376,530

		578,491

	Industrial Conglomerates - 0.52%
1,283	3M Co.	175,142

	Insurance - 0.35%
2,609	Aflac, Inc.	89,333
287	Travelers Cos., Inc.	28,513

		117,846

	IT Services - 0.74%
1,896	International Business Machines Corp.	210,324
647	Paychex, Inc.	40,709

		251,033

	Leisure Products - 0.19%
901	Hasbro, Inc.	64,467

	Machinery - 0.44%
144	Cummins, Inc.	19,486
354	Illinois Tool Works, Inc.	50,310
1,286	PACCAR, Inc.	78,614

		148,410

	Metals & Mining - 0.15%
1,430	NUCOR Corp.	51,509

	Multiline Retail - 0.41%
998	Kohl’s Corp.	14,561
1,350	Target Corp.	125,509

		140,070

	Multi-Utilities - 0.66%
558	Consolidated Edison, Inc.	43,524
274	DTE Energy Co.	26,022
1,484	Public Service Enterprise Group, Inc. (a)	66,646
347	Sempra Energy (a)	39,208
547	WEC Energy Group, Inc. (a)	48,207

		223,607

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2020

Number of Shares		Value
	Oil, Gas & Consumable Fuels - 1.36%
6,722	Exxon Mobil Corp.	$255,234
2,159	Marathon Petroleum Corp.	50,996
1,656	Phillips 66	88,844
1,442	Valero Energy Corp. (a)	65,409

		460,483

	Pharmaceuticals - 3.91%
3,704	Bristol-Myers Squibb Co. (a)	206,461
2,816	Johnson & Johnson (a)	369,262
4,871	Merck & Co., Inc. (a)	374,776
11,466	Pfizer, Inc.	374,250

		1,324,749

	Semiconductors & Semiconductor Equipment - 2.52%
535	Analog Devices, Inc.	47,963
823	Broadcom, Inc.	195,133
7,454	Intel Corp.	403,410
2,097	Texas Instruments, Inc.	209,553

		856,059

	Specialty Retail - 1.00%
459	Best Buy Co., Inc.	26,163
1,658	Home Depot Inc. (a)	309,566

		335,729

	Technology Hardware, Storage & Peripherals - 0.19%
3,713	HP, Inc.	64,458

	Textiles, Apparel & Luxury Goods - 0.12%
768	VF Corp.	41,533

	Tobacco - 1.13%
4,357	Altria Group, Inc.	168,485
2,967	Philip Morris International, Inc.	216,473

		384,958

	Total Common Stocks (Cost $12,651,834)	10,975,818

	INVESTMENT COMPANIES - 32.87%
	Exchange Traded Funds - 32.87%
178,805	Schwab U.S. Large-Cap ETF	10,951,806
2,156	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	197,554

	Total Investment Companies (Cost $12,004,440)	11,149,360

Number of Shares		Value
	SHORT TERM INVESTMENTS - 31.31%
	Money Market Funds - 20.16%
	DWS Government Money Market Series - Institutional Shares
6,839,739	Effective Yield, 0.41% (b)	$6,839,739

Principal Amount
	U.S. Treasury Notes - 11.15%
$1,250,000	1.500%, 06/15/2020 (c)	1,253,636
1,250,000	1.375%, 09/15/2020 (c)	1,257,324
1,250,000	2.500%, 12/31/2020 (c)	1,272,949

		3,783,909

	Total Short Term Investments (Cost $10,594,925)	10,623,648

Number of Shares
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 6.47%
2,196,737	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.91% (b)	2,196,737

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $2,196,737)	2,196,737

	Total Investments (Cost $37,447,936) - 103.00%	34,945,563
	Liabilities in Excess of Other Assets - (3.00)%	(1,017,904)

	TOTAL NET ASSETS - 100.00%	$33,927,659

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2020.
(c)	All or a portion of these securities are held as collateral for certain written options contracts. The approximate value of the portion of these securities held as collateral is $2,981,425.

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2020

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value/Unrealized Appreciation (Depreciation)
E-mini S&P 500 Futures	(30)	$(3,854,550)	Jun-20	$(39,567)

				$(39,567)

GuidePath® Growth and Income Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2020

Notional Amount	Number of Contracts		Value
		Put Options
		Options on Equities
488,000	2	Cboe S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 24, 2020 Exercise Price: $2,440.00	$(16,144)
756,000	3	Cboe S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 24, 2020 Exercise Price: $2,520.00	(29,982)
566,000	2	Cboe S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 24, 2020 Exercise Price: $2,830.00	(47,194)
520,000	2	Cboe S&P 500 Index Counterparty: NatWest Market Securities Expiration: May 01, 2020 Exercise Price: $2,600.00	(26,644)
726,000	3	S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 17, 2020 Exercise Price: $2,420.00	(17,166)
504,000	2	S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 24, 2020 Exercise Price: $2,520.00	(14,320)
566,000	2	S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 17, 2020 Exercise Price: $2,830.00	(49,744)
693,000	3	Cboe S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 24, 2020 Exercise Price: $2,310.00	(16,215)
879,000	3	Cboe S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 03, 2020 Exercise Price: $2,930.00	(107,535)
488,000	2	Cboe S&P 500 Index Counterparty: NatWest Market Securities Expiration: May 01, 2020 Exercise Price: $2,440.00	(19,170)
516,000	2	Cboe S&P 500 Index Counterparty: NatWest Market Securities Expiration: May 01, 2020 Exercise Price: $2,580.00	(28,380)
831,000	3	S&P 500 Index Counterparty: NatWest Market Securities Expiration: April 17, 2020 Exercise Price: $2,770.00	(65,430)

		Total Written Options (Premiums Received $517,487)	$(437,924)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2020

	Large Cap Core Fund		Emerging Markets Fund		Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $332,503,853, $65,401,880 and $64,226,027, respectively)[1]	$368,513,167		$65,542,578		$62,184,828
Foreign currencies (cost $0, $1,198, and $0, respectively)	—		1,153		—
Cash	1,109		—		—
Income receivable	372,881		214,781		70,702
Receivable for dividend reclaims	14,645		1,452		—
Receivable for fund shares sold	4,675,883		2,066,100		983,177
Other assets	39,909		16,326		21,114

Total Assets	373,617,594		67,842,390		63,259,821

LIABILITIES:
Payable for collateral on securities loaned	44,978,979		3,496,618		9,775,976
Payable for fund shares redeemed	537,423		34,905		451,488
Payable to Investment Advisor	474,722		49,251		82,932
Payable to custodian	8,102		38,995		5,101
Accrued Trustee fees and expenses	2,436		427		372
Accrued distribution and shareholder servicing fees	90,368		22,291		13,572
Other accrued expenses	92,796		37,955		25,769

Total Liabilities	46,184,826		3,680,442		10,355,210

NET ASSETS	$327,432,768		$64,161,948		$52,904,611

NET ASSETS CONSIST OF:
Capital stock	298,027,781		65,359,653		56,100,450
Total distributable earnings (loss)	29,404,987		(1,197,705)		(3,195,839)

Total Net Assets	$327,432,768		$64,161,948		$52,904,611

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	29,350		795		—
Net assets	479,829		8,097		—
Net asset value, offering and redemption price per share	$16.348	[2]	$10.191	[2]	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	20,299,433		6,100,818		4,914,301
Net assets	326,952,939		64,153,851		52,904,611
Net asset value, offering and redemption price per share	$16.106	[2]	$10.516		$10.765

[1]Includes loaned securities with a value of:	$43,249,583		$3,431,029		$9,350,779

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2020

	World ex-US Fund	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund
ASSETS:
Investments, at value (cost $116,678,777, $158,830,595 and $22,612,830, respectively)[1]	$111,750,414	$166,570,857		$23,460,476
Foreign currencies (cost $159,252, $0, and $0, respectively)	158,251	—		—
Appreciation on swap agreements	—	31,342		—
Variation margin on futures	—	36,907		—
Income receivable	433,789	631,330		318,662
Receivable for dividend reclaims	627,418	—		—
Receivable for investment securities sold	—	14,357,812		—
Receivable for fund shares sold	273,112	697,042		1,704
Deposits with broker for swaps	—	1,511,345		—
Swap premiums paid	—	134,845		—
Other assets	15,175	14,794		14,244

Total Assets	113,258,159	183,986,274		23,795,086

LIABILITIES:
Written options, at value (Premium received $0, $72,752 and $0, respectively)	—	120,319		—
Depreciation on swap agreements	—	1,414,229		—
Payable for collateral on securities loaned	593,326	2,079,473		—
Payable for investment securities purchased	—	41,487,709		183,559
Payable for fund shares redeemed	1,767,220	3,119,010		1,099,988
Payable to Investment Advisor	163,696	133,316		23,352
Payable to custodian	12,870	8,102		211
Accrued Trustee fees and expenses	778	744		119
Accrued distribution and shareholder servicing fees	38,382	36,086		12,603
Swap premiums received	—	140,660		—
Other accrued expenses	42,490	59,665		12,649

Total Liabilities	2,618,762	48,599,313		1,332,481

NET ASSETS	$110,639,397	$135,386,961		$22,462,605

NET ASSETS CONSIST OF:
Capital stock	118,755,098	127,500,100		21,442,801
Total distributable earnings (loss)	(8,115,701)	7,886,861		1,019,804

Total Net Assets	$110,639,397	$135,386,961		$22,462,605

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	10,380	—		—
Net assets	78,232	—		—
Net asset value, offering and redemption price per share	$7.537	$—		$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	15,139,421	13,816,624		2,042,307
Net assets	110,561,165	135,386,961		22,462,605
Net asset value, offering and redemption price per share	$7.303	$9.798	[2]	$10.999

[1]Includes loaned securities with a value of:	$568,157	$2,054,002		$—

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2020

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund
ASSETS:
Investments, at value (cost $44,856,247, $877,184,458 and $409,420,626, respectively)[1]	$37,635,523	$880,653,152	$403,765,277
Foreign currencies (cost $1,579,086, $0, and $0, respectively)	1,513,934	—	—
Restricted cash	340,000	—	—
Cash pledged for forwards	270,000	—	—
Income receivable	368,234	5,647	156,754
Receivable for dividend reclaims	516	—	—
Receivable for investment securities sold	—	1,533,138	669,089
Receivable for fund shares sold	158,540	3,443,468	916,082
Appreciation of forward foreign currency contracts	1,401,901	—	—
Other assets	24,368	82,000	65,494

Total Assets	41,713,016	885,717,405	405,572,696

LIABILITIES:
Depreciation of forward foreign currency contracts	444,760	—	—
Payable to brokers for collateral received for forwards	340,000	—	—
Payable for collateral on securities loaned	—	139,438,379	88,033,252
Payable for investment securities purchased	—	438,304	317,395
Payable for fund shares redeemed	53,891	352,089	170,720
Payable to Investment Advisor	64,491	697,567	201,353
Payable to custodian	20,781	21,008	15,568
Accrued Trustee fees and expenses	268	4,937	2,084
Accrued distribution and shareholder servicing fees	11,753	202,934	91,666
Other accrued expenses	20,371	209,579	91,625

Total Liabilities	956,315	141,364,797	88,923,663

NET ASSETS	$40,756,701	$744,352,608	$316,649,033

NET ASSETS CONSIST OF:
Capital stock	66,906,441	$754,199,371	326,310,769
Total distributable (loss)	(26,149,740)	(9,846,763)	(9,661,736)

Total Net Assets	$40,756,701	$744,352,608	$316,649,033

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	58,055	434,205	186,141
Net assets	452,046	4,402,611	1,713,169
Net asset value, offering and redemption price per share	$7.786	$10.139	$9.204

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	5,194,248	73,538,513	34,467,325
Net assets	40,304,655	739,949,997	314,935,864
Net asset value, offering and redemption price per share	$7.759	$10.062	$9.137

[1] Includes loaned securities with a value of:	$—	$135,081,115	$85,056,565

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2020

	Tactical Allocation Fund		Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
ASSETS:
Investments, at value (cost $413,075,831, $400,466,782 and $130,159,502, respectively)[1]	$396,426,110		$399,309,573	$124,578,906
Investments in affiliates, at value (cost $0, $30,519,649, and $0 , respectively)	—		29,836,379	—
Income receivable	200,227		176,426	55,108
Receivable for dividend reclaims	1,395		—	—
Receivable for investment securities sold	449,650		2,023,117	751,561
Receivable for fund shares sold	1,294,823		1,339,018	894,829
Other assets	59,998		43,681	42,866

Total Assets	398,432,203		432,728,194	126,323,270

LIABILITIES:
Payable for collateral on securities loaned	72,959,037		37,929,302	14,005,053
Payable for investment securities purchased	—		525,428	—
Payable for fund shares redeemed	168,609		1,559,437	76,365
Payable to Investment Advisor	367,707		213,421	126,756
Payable to custodian	10,503		10,201	7,999
Accrued Trustee fees and expenses	2,106		1,638	730
Accrued distribution and shareholder servicing fees	90,522		94,028	30,500
Other accrued expenses	81,162		83,851	31,114

Total Liabilities	73,679,646		40,417,306	14,278,517

NET ASSETS	$324,752,557		$392,310,888	$112,044,753

NET ASSETS CONSIST OF:
Capital stock	332,594,311		406,300,283	130,396,134
Total distributable earnings (loss)	(7,841,754)		(13,989,395)	(18,351,381)

Total Net Assets	$324,752,557		$392,310,888	$112,044,753

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	155,005		113,302	—
Net assets	1,553,075		1,133,623	—
Net asset value, offering and redemption price per share	$10.019	[2]	$10.005	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	32,449,701		39,079,407	12,372,387
Net assets	323,199,482		391,177,265	112,044,753
Net asset value, offering and redemption price per share	$9.960		$10.010	$9.056

[1]Includes loaned securities with a value of:	$71,242,106		$37,011,543	$13,571,811

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2020

	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
ASSETS:
Investments, at value (cost $97,887,548 and $220,919,824, respectively)	$98,106,161	$220,876,535
Restricted cash	—	1,690,000
Income receivable	48,785	184,048
Receivable for investment securities sold	832,661	—
Receivable for fund shares sold	412,504	818,562
Receivable for unsettled open futures contracts	—	1,879,713
Appreciation on forward currency contracts	—	1,900,181
Other assets	19,671	21,744

Total Assets	99,419,782	227,370,783

LIABILITIES:
Depreciation on forward currency contracts	—	327,486
Payable to brokers for collateral received for forwards	—	1,690,000
Payable for fund shares redeemed	760,624	420,072
Payable for unsettled open futures contracts	—	604,265
Payable to Investment Advisor	45,524	472,947
Payable to custodian	2,992	5,245
Variation margin on futures	—	644,257
Accrued Trustee fees and expenses	509	923
Accrued distribution and shareholder servicing fees	30,036	60,716
Other accrued expenses	29,564	56,044

Total Liabilities	869,249	4,281,955

NET ASSETS	$98,550,533	$223,088,828

NET ASSETS CONSIST OF:
Capital stock	109,960,048	217,938,612
Total distributable earnings (loss)	(11,409,515)	5,150,216

Total Net Assets	$98,550,533	$223,088,828

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	3,646	138,500
Net assets	34,154	1,220,564
Net asset value, offering and redemption price per share	$9.368	$8.813

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,588,798	25,655,354
Net assets	98,516,379	221,868,264
Net asset value, offering and redemption price per share	$9.304	$8.648

[1] Consolidated Statement of Assets & Liabilities (see note 3b).
[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2020

	Conservative Income Fund	Income Fund	Growth & Income Fund
ASSETS:
Investments, at value (cost $6,558,294, $30,934,260, and $37,447,936 respectively)[1]	$6,582,866	$32,013,262	$34,945,563
Variation margin on futures	—	—	62,250
Income receivable	3,590	320	39,481
Receivable for fund shares sold	132,733	516,050	688,573
Receivable from Investment Advisor	1,250	—	—
Deposits at broker for futures	—	—	396,000
Cash pledged for options written	—	—	462,250
Other assets	12,802	13,170	15,055

Total Assets	6,733,241	32,542,802	36,609,172

LIABILITIES:
Written options, at value (premiums received $0, $0, and $517,487)	—	—	437,924
Payable for collateral on securities loaned	—	—	2,196,737
Payable for fund shares redeemed	1,932	2,205	2,476
Payable to Investment Advisor	—	32,376	20,517
Payable to custodian	935	1,044	9,000
Accrued Trustee fees and expenses	53	168	203
Other accrued expenses	5,503	12,135	14,656

Total Liabilities	8,423	47,928	2,681,513

NET ASSETS	$6,724,818	$32,494,874	$33,927,659

NET ASSETS CONSIST OF:
Capital stock	6,800,244	33,308,782	38,542,182
Total distributable (loss)	(75,426)	(813,908)	(4,614,523)

Total Net Assets	$6,724,818	$32,494,874	$33,927,659

Shares outstanding (unlimited shares of no par value authorized)	679,347	3,296,692	3,892,049
Net assets	6,724,818	32,494,874	33,927,659
Net asset value, offering and redemption price per share	$9.899	$9.857	$8.717

[1]Includes loaned securities with a value of:	$—	$—	$2,118,476

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2020

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $7,166, $313,477, and $561, respectively)	$6,798,183	$2,134,090	$863,342
Dividends from affiliate investments	—	758	—
Non-cash dividends(1)	—	279,927	—
Interest income	62,779	8,692	10,979

Total investment income	6,860,962	2,423,467	874,321

EXPENSES:
Investment advisory fees	1,780,425	478,494	372,437
Distribution (12b-1) fees – Service Shares	987,153	202,727	163,349
Administrative service fees – Service Shares	971,761	198,652	161,482
Shareholder servicing fees – Service Shares	349,653	65,284	56,524
Administration fees	163,545	50,154	48,810
Reports to shareholders	80,905	15,755	15,892
Legal fees	80,590	41,879	12,673
Fund accounting fees	61,420	89,581	55,921
Trustee fees and expenses	45,739	10,330	8,197
Federal and state registration fees	38,780	35,641	35,702
Custody fees	27,648	212,635	15,379
Audit and tax fees	21,504	28,782	22,490
Transfer agent fees and expenses	18,972	8,265	7,752
Compliance fees	13,539	2,857	1,956
Insurance fees	9,851	2,929	1,861
Miscellaneous expenses	3,010	2,455	2,375
Interest expenses	91	1,711	—

Total expenses	4,654,586	1,448,131	982,800

Net expense recapture (reimbursement) by Advisor (See Note 4)	—	(94,683)	1,943
Less securities lending credit (See Note 7)	(124,195)	(14,580)	(77,180)

Net expenses	4,530,391	1,338,868	907,563

Net investment income (loss)	2,330,571	1,084,599	(33,242)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(8,017,009)	(564,686)	456,752
Investments in affiliates	—	(18,078)	—
Foreign currencies	—	(36,706)	—

Total	(8,017,009)	(619,470)	456,752

Net change in unrealized depreciation on:
Investments	(46,491,017)	(14,975,223)	(15,970,798)
Investments in affiliates	—	(9,268)	—
Foreign currencies	—	(10,778)	—

Total	(46,491,017)	(14,995,269)	(15,970,798)

Net realized and unrealized loss	54,508,026	(15,614,739)	(15,514,046)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($52,177,455)	($14,530,140)	($15,547,288)

(1) Non-cash dividends are recorded at the fair value of the securities received.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2020

	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $546,560, $0, and $0, respectively)	$5,192,484	$—	$—
Interest income	23,803	4,077,457	962,416

Total investment income	5,216,287	4,077,457	962,416

EXPENSES:
Investment advisory fees	888,840	550,291	124,454
Distribution (12b-1) fees – Service Shares	443,638	343,932	62,227
Administrative service fees – Service Shares	438,970	336,198	56,287
Shareholder servicing fees – Service Shares	159,067	117,633	18,416
Administration fees	102,789	62,447	11,547
Reports to shareholders	31,702	22,687	5,274
Legal fees	41,509	26,643	7,205
Fund accounting fees	107,226	180,591	20,149
Trustee fees and expenses	23,841	15,938	3,152
Federal and state registration fees	38,295	35,851	33,843
Custody fees	76,597	33,991	2,221
Audit and tax fees	27,835	24,991	24,980
Transfer agent fees and expenses	11,776	10,175	7,437
Compliance fees	6,360	4,759	727
Insurance fees	7,105	5,246	946
Miscellaneous expenses	2,605	2,574	2,304
Interest expenses	1,352	557	—

Total expenses	2,409,507	1,774,504	381,169

Net expense recapture (reimbursement) by Advisor (See Note 4)	13,953	(131,945)	(60,079)
Less securities lending credit (See Note 7)	(26,327)	(4,812)	—

Net expenses	2,397,133	1,637,747	321,090

Net investment income	2,819,154	2,439,710	641,326

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(3,427,536)	2,329,289	146,062
Foreign currencies	23,056	—	—
Swaps	—	(153,641)	—
Net long-term capital gain distributions received	187	—	—
Futures contracts	—	422,847	—
Written options	—	86,115	—

Total	(3,404,293)	2,684,610	146,062

Net change in unrealized appreciation (depreciation) on:
Investments	(22,881,273)	6,212,547	(475,939)
Foreign currencies	20,851	—	—
Swaps	—	(1,597,063)	—
Futures contracts	—	(154,146)	—
Written options	—	(47,567)	—

Total	(22,860,422)	4,413,771	(475,939)

Net realized and unrealized gain (loss)	(26,264,715)	7,098,381	(329,877)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,445,561)	$9,538,091	$311,449

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2020

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund
INVESTMENT INCOME:
Dividend income	$—	$16,937,667	$10,684,221
Interest income (net of withholding tax of $34,741, $0, and $0, respectively)	2,757,139	170,886	74,266

Total investment income	2,757,139	17,108,553	10,758,487

EXPENSES:
Investment advisory fees	354,193	2,129,525	905,971
Distribution (12b-1) fees – Service Shares	125,527	2,115,831	900,361
Administrative service fees – Service Shares	124,560	2,114,984	900,031
Shareholder servicing fees – Service Shares	39,039	829,406	352,942
Administration fees	24,926	329,461	144,595
Reports to shareholders	10,438	146,465	65,496
Legal fees	18,595	164,513	70,239
Fund accounting fees	67,685	91,660	41,330
Trustee fees and expenses	6,424	98,554	42,733
Federal and state registration fees	33,455	50,772	41,637
Custody fees	101,983	82,932	62,254
Audit and tax fees	33,321	15,500	15,006
Transfer agent fees and expenses	7,226	34,696	17,843
Compliance fees	1,784	29,323	12,500
Insurance fees	1,373	19,764	8,783
Miscellaneous expenses	1,743	3,732	2,870
Interest expenses	442	18,519	10,859

Total expenses	952,714	8,275,637	3,595,450

Net expense reimbursement by Advisor (See Note 4)	(170,317)	—	(774,816)
Less securities lending credit (See Note 7)	—	(462,568)	(283,442)

Net expenses	782,397	7,813,069	2,537,192

Net investment income	1,974,742	9,295,484	8,221,295

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(1,445,194)	(7,771,359)	2,283,426
Net long-term capital gain distributions received	—	10,727,266	1,328,416
Foreign currencies	(9,791)	—	—
Forward currency exchange contracts	735,492	—	—
Swaps	(3,144,948)	—	—
Written options	17	—	—

Total	(3,864,424)	2,955,907	3,611,842

Net change in unrealized appreciation (depreciation) on:
Investments	(1,480,559)	(106,645,627)	(24,189,025)
Foreign currencies	(73,545)	—	—
Forward currency contracts	645,810	—	—
Swaps	1,038,638	—	—

Total	130,344	(106,645,627)	(24,189,025)

Net realized and unrealized loss	(3,734,080)	(103,689,720)	(20,577,183)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,759,338)	$(94,394,236)	$(12,355,888)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2020

	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
INVESTMENT INCOME:
Dividend income	$5,789,516	$10,040,351	$5,540,147
Dividends from affiliate investments	—	440,763	—
Interest income	105,668	63,730	28,183

Total investment income	5,895,184	10,544,844	5,568,330

EXPENSES:
Investment advisory fees	1,291,869	1,109,240	473,303
Distribution (12b-1) fees – Service Shares	918,512	790,540	338,074
Administrative service fees – Service Shares	918,113	790,303	337,960
Shareholder servicing fees – Service Shares	352,709	311,486	131,173
Administration fees	153,822	116,614	54,129
Reports to shareholders	97,699	48,918	19,017
Legal fees	97,915	59,452	23,515
Fund accounting fees	41,107	35,470	13,386
Trustee fees and expenses	44,105	39,783	16,219
Federal and state registration fees	42,620	52,130	35,149
Custody fees	36,080	47,829	35,131
Audit and tax fees	15,006	15,006	15,006
Transfer agent fees and expenses	18,089	15,684	7,204
Compliance fees	12,734	10,890	4,692
Insurance fees	8,388	8,449	3,263
Miscellaneous expenses	2,919	2,829	2,497
Interest expenses	—	19,734	1,512

Total expenses	4,051,687	3,474,357	1,511,230

Net expense reimbursement by Advisor (See Note 4)	—	(845,563)	—
Less securities lending credit (See Note 7)	(160,742)	(64,226)	(284,021)

Net expenses	3,890,945	2,564,568	1,227,209

Net investment income	2,004,239	7,980,276	4,341,121

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	27,802,208	415,549	(11,029,406)
Investments in affiliates	—	(781,425)	—
Net long-term capital gain distributions received	—	187,758	181,131

Total	27,802,208	(178,118)	(10,848,275)

Net change in unrealized depreciation on:
Investments	(47,253,237)	(5,935,284)	(9,697,818)
Investments in affiliates	—	(1,977,593)	—

Total	(47,253,237)	(7,912,877)	(9,697,818)

Net realized and unrealized loss	(19,451,029)	(8,090,995)	(20,546,093)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,446,790)	$(110,719)	$(16,204,972)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2020

	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$3,472,562	$—
Interest income	17,906	3,874,204

Total investment income	3,490,468	3,874,204

EXPENSES:
Investment advisory fees	204,971	2,007,700
Distribution (12b-1) fees – Service Shares	204,891	475,188
Administrative service fees – Service Shares	204,866	474,999
Shareholder servicing fees – Service Shares	80,135	185,656
Administration fees	32,497	76,206
Reports to shareholders	18,653	46,014
Legal fees	13,265	69,454
Fund accounting fees	10,259	40,886
Trustee fees and expenses	8,568	26,417
Federal and state registration fees	42,168	43,812
Custody fees	13,709	22,056
Audit and tax fees	14,975	31,507
Transfer agent fees and expenses	8,278	11,741
Compliance fees	2,060	6,654
Insurance fees	1,250	4,055
Miscellaneous expenses	2,467	2,524
Interest expenses	5,038	—

Total expenses	868,050	3,524,869

Net expense recapture (reimbursement) by Advisor (See Note 4)	(205,707)	101,307
Less securities lending credit (See Note 7)	(53,202)	—

Net expenses	609,141	3,626,176

Net investment income	2,881,327	248,028

NET REALIZED AND UNREALIZED (GAIN) LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(1,482,272)	3,206
Foreign currency translation	—	(227,811)
Forward currency contracts	—	(1,441,599)
Futures contracts	—	17,650,522

Total	(1,482,272)	15,984,318

Net change in unrealized appreciation (depreciation) on:
Investments	(921,236)	(64,710)
Foreign currencies	—	(6,749)
Forward currency contracts	—	1,572,695
Futures contracts	—	1,328,783

Total	(921,236)	2,830,019

Net realized and unrealized gain (loss)	(2,403,508)	18,814,337

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$477,819	$19,062,365

[1]Consolidated Statement of Operations for the period (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2020

	Conservative Income Fund	Income Fund	Growth & Income Fund
INVESTMENT INCOME:
Dividend income	$71,533	$732,683	$517,262
Interest income	38,558	8,374	129,982

Total investment income	110,091	741,057	647,244

EXPENSES:
Investment advisory fees	16,024	93,259	108,834
Administrative service fees – Service Shares	11,446	51,810	60,464
Administration fees	1,227	7,668	9,286
Reports to shareholders	853	5,312	6,567
Legal fees	4,278	5,999	7,880
Fund accounting fees	725	1,640	5,112
Trustee fees and expenses	102	2,500	2,315
Federal and state registration fees	34,800	40,329	46,150
Custody fees	1,995	5,171	37,706
Audit and tax fees	14,986	15,040	21,738
Transfer agent fees and expenses	4,982	5,305	5,305
Compliance fees	61	1,319	948
Insurance fees	31	183	275
Miscellaneous expenses	7,605	6,722	7,620
Offering costs	2,795	2,763	2,823

Total expenses	101,910	245,020	323,023

Net expense reimbursement by Advisor (See Note 4)	(70,018)	(72,623)	(123,978)
Less securities lending credit (See Note 7)	(2,996)	(9,774)	(6,482)

Net expenses	28,896	162,623	192,563

Net investment income	81,195	578,434	454,681

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(99,937)	(1,891,187)	(1,903,942)
Written options	—	—	(1,255,245)
Futures contracts	—	—	947,434

Total	(99,937)	(1,891,187)	(2,211,753)

Net change in unrealized appreciation (depreciation) on:
Investments	23,476	1,035,114	(2,524,863)
Written options	—	—	79,563
Futures contracts	—	—	(39,567)

Total	23,476	1,035,114	(2,484,867)

Net realized and unrealized loss	(76,461)	(856,073)	(4,696,620)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,734	$(277,639)	$(4,241,939)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income	$2,330,571	$1,238,778	$1,084,599	$676,170
Net realized gain (loss) on investment transactions	(8,017,009)	4,916,153	(619,470)	4,609,679
Net change in unrealized appreciation (depreciation) on investments	(46,491,017)	16,368,259	(14,995,269)	(16,801,329)

Net increase (decrease) in net assets resulting from operations	(52,177,455)	22,523,190	(14,530,140)	$(11,515,480)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	513,901	337,214	—	—
Shares issued to holders in reinvestment of dividends	14,706	8,622	238	1,287
Shares redeemed	(450,346)	(663,169)	—	—

Net increase (decrease)	78,261	(317,333)	238	1,287

Service Shares
Shares sold	206,658,674	140,537,107	16,935,060	26,674,640
Shares issued to holders in reinvestment of dividends	4,566,189	5,619,505	1,489,138	11,273,295
Shares redeemed	(160,145,611)	(136,967,206)	(23,876,328)	(39,125,475)

Net increase (decrease)	51,079,252	9,189,406	(5,452,130)	(1,177,540)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(14,706)	(8,622)	(238)	(1,287)
Net dividends and distributions – Service Shares	(4,570,769)	(5,619,505)	(1,489,316)	(11,274,112)

Total dividends and distributions	(4,585,475)	(5,628,127)	(1,489,554)	(11,275,399)

INCREASE (DECREASE) IN NET ASSETS	(5,605,417)	25,767,136	(21,471,586)	(23,967,132)
NET ASSETS:
Beginning of year	333,038,185	307,271,049	85,633,534	109,600,666

End of year	$327,432,768	$333,038,185	$64,161,948	$85,633,534

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	27,051	18,355	—	—
Shares issued to holders in reinvestment of dividends	706	528	18	111
Shares redeemed	(27,255)	(36,278)	—	—

Net increase (decrease)	502	(17,395)	18	111

Service Shares
Shares sold	11,192,862	7,781,714	1,387,936	1,877,763
Shares issued to holders in reinvestment of dividends	222,134	348,172	106,238	941,639
Shares redeemed	(9,185,190)	(7,569,017)	(1,842,829)	(2,792,358)

Net increase (decrease)	2,229,806	560,869	(348,655)	27,044

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income (loss)	$(33,242)	$(84,202)	$2,819,154	$2,637,904
Net realized gain (loss) on investment transactions	456,752	2,356,959	(3,404,293)	(1,632,955)
Net change in unrealized depreciation on investments	(15,970,798)	(627,519)	(22,860,422)	(12,195,387)

Net increase (decrease) in net assets resulting from operations	(15,547,288)	1,645,238	(23,445,561)	(11,190,438)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	42,416	345,156
Shares issued to holders in reinvestment of dividends	—	—	2,574	6,418
Shares redeemed	—	—	(470,575)	(599,096)

Net decrease	—	—	(425,585)	(247,522)

Service Shares
Shares sold	24,717,091	24,981,442	44,121,495	115,295,717
Shares issued to holders in reinvestment of dividends	986,422	3,364,649	2,534,791	2,691,522
Shares redeemed	(20,170,137)	(17,193,095)	(126,573,250)	(99,754,051)

Net increase (decrease)	5,533,376	11,152,996	(79,916,964)	18,233,188

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	(2,574)	(6,418)
Net dividends and distributions – Service Shares	(986,422)	(3,364,649)	(2,539,718)	(2,691,525)

Total dividends and distributions	(986,422)	(3,364,649)	(2,542,292)	(2,697,943)

INCREASE (DECREASE) IN NET ASSETS	(11,000,334)	9,433,585	(106,330,402)	4,097,285
NET ASSETS:
Beginning of year	63,904,945	54,471,360	216,969,799	212,872,514

End of year	$52,904,611	$63,904,945	$110,639,397	$216,969,799

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	4,693	37,506
Shares issued to holders in reinvestment of dividends	—	—	263	779
Shares redeemed	—	—	(53,285)	(63,890)

Net decrease	—	—	(48,329)	(25,605)

Service Shares
Shares sold	1,868,502	1,662,151	5,127,561	12,866,777
Shares issued to holders in reinvestment of dividends	64,012	266,782	267,439	335,267
Shares redeemed	(1,460,604)	(1,140,342)	(14,696,494)	(11,064,674)

Net increase (decrease)	471,910	788,591	(9,301,494)	2,137,370

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income	$2,439,710	$2,583,539	$641,326	$793,461
Net realized gain (loss) on investment transactions	2,684,610	(687,471)	146,062	102,373
Net change in unrealized appreciation (depreciation) on investments	4,413,771	2,581,293	(475,939)	24,362

Net increase in net assets resulting from operations	9,538,091	4,477,361	311,449	920,196

CAPITAL SHARE TRANSACTIONS:
Service Shares
Shares sold	48,416,876	36,418,311	4,543,444	3,618,363
Shares issued to holders in reinvestment of dividends	1,893,151	2,660,730	690,936	838,420
Shares redeemed	(55,360,113)	(42,358,472)	(7,702,675)	(7,057,036)

Net decrease	(5,050,086)	(3,279,431)	(2,468,295)	(2,600,253)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Service Shares	(1,893,282)	(2,660,751)	(690,999)	(838,525)

Total dividends and distributions	(1,893,282)	(2,660,751)	(690,999)	(838,525)

INCREASE (DECREASE) IN NET ASSETS	2,594,723	(1,462,821)	(2,847,845)	(2,518,582)
NET ASSETS:
Beginning of year	132,792,238	134,255,059	25,310,450	27,829,032

End of year	$135,386,961	$132,792,238	$22,462,605	$25,310,450

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	5,049,690	4,021,625	398,701	324,917
Shares issued to holders in reinvestment of dividends	197,922	295,202	62,474	75,664
Shares redeemed	(5,756,218)	(4,685,544)	(680,541)	(636,054)

Net decrease	(508,606)	(368,717)	(219,366)	(235,473)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund		Growth Allocation Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income	$1,974,742	$2,316,307	$9,295,484	$9,938,880
Net realized gain (loss) on investment transactions	(3,864,424)	925,581	2,955,907	(14,368,511)
Net change in unrealized appreciation (depreciation) on investments	130,344	(2,915,482)	(106,645,627)	7,074,045

Net increase (decrease) in net assets resulting from operations	(1,759,338)	326,406	(94,394,236)	2,644,414

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	185,093	132,965	1,182,389	1,657,646
Shares issued to holders in reinvestment of dividends	19,564	23,753	92,823	108,463
Shares redeemed	(97,605)	(120,924)	(1,738,209)	(2,871,708)

Net increase (decrease)	107,052	35,794	(462,997)	(1,105,599)

Service Shares
Shares sold	18,324,155	16,506,716	359,009,853	416,955,507
Shares issued to holders in reinvestment of dividends	2,221,909	3,092,832	10,362,363	9,525,359
Shares redeemed	(27,130,492)	(20,519,156)	(313,472,188)	(243,196,676)

Net increase (decrease)	(6,584,428)	(919,608)	55,900,028	183,284,190

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(19,564)	(23,753)	(92,823)	(108,463)
Net dividends and distributions – Service Shares	(2,221,909)	(3,092,832)	(10,362,363)	(9,525,359)

Total dividends and distributions	(2,241,473)	(3,116,585)	(10,455,186)	(9,633,822)

INCREASE (DECREASE) IN NET ASSETS	(10,478,187)	(3,673,993)	(49,412,391)	175,189,183
NET ASSETS:
Beginning of year	51,234,888	54,908,881	793,764,999	618,575,816

End of year	$40,756,701	$51,234,888	$744,352,608	$793,764,999

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	22,959	15,240	103,712	144,194
Shares issued to holders in reinvestment of dividends	2,380	2,849	7,252	10,884
Shares redeemed	(11,690)	(13,830)	(148,558)	(259,582)

Net increase (decrease)	13,649	4,259	(37,594)	(104,504)

Service Shares
Shares sold	2,199,049	1,893,945	31,144,526	36,483,081
Shares issued to holders in reinvestment of dividends	270,885	371,466	814,523	960,605
Shares redeemed	(3,288,647)	(2,365,797)	(27,109,951)	(22,161,406)

Net increase (decrease)	(818,713)	(100,386)	4,849,098	15,282,280

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Tactical Allocation Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income	$8,221,295	$6,219,789	$2,004,239	$2,107,088
Net realized gain (loss) on investment transactions	3,611,842	(7,899,790)	27,802,208	3,032,399
Net change in unrealized appreciation (depreciation) on investments	(24,189,025)	9,575,254	(47,253,237)	8,881,098

Net increase (decrease) in net assets resulting from operations	(12,355,888)	7,895,253	(17,446,790)	14,020,585

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	413,237	724,953	479,802	375,423
Shares issued to holders in reinvestment of dividends	58,660	56,379	87,971	77,209
Shares redeemed	(933,549)	(1,670,585)	(357,458)	(633,920)

Net increase (decrease)	(461,652)	(889,253)	210,315	(181,288)

Service Shares
Shares sold	156,817,005	193,251,954	107,782,906	135,164,865
Shares issued to holders in reinvestment of dividends	8,068,043	5,591,803	16,363,574	13,580,588
Shares redeemed	(166,691,144)	(132,023,074)	(109,051,599)	(78,722,126)

Net increase (decrease)	(1,806,096)	66,820,683	15,094,881	70,023,327

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(58,660)	(56,380)	(87,971)	(77,548)
Net dividends and distributions – Service Shares	(8,068,043)	(5,591,804)	(16,363,574)	(13,580,587)

Total dividends and distributions	(8,126,703)	(5,648,184)	(16,451,545)	(13,658,135)

INCREASE (DECREASE) IN NET ASSETS	(22,750,339)	68,178,499	(18,593,139)	70,204,489
NET ASSETS:
Beginning of year	339,399,372	271,220,873	343,345,696	273,141,207

End of year	$316,649,033	$339,399,372	$324,752,557	$343,345,696

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	40,748	75,790	42,127	33,527
Shares issued to holders in reinvestment of dividends	5,696	6,347	7,518	7,919
Shares redeemed	(94,702)	(177,029)	(32,029)	(57,572)

Net increase (decrease)	(48,258)	(94,892)	17,616	(16,126)

Service Shares
Shares sold	15,754,381	20,378,228	9,631,859	12,091,785
Shares issued to holders in reinvestment of dividends	787,818	632,414	1,404,719	1,396,030
Shares redeemed	(17,129,739)	(14,227,224)	(9,893,741)	(7,070,209)

Net increase (decrease)	(587,540)	6,783,418	1,142,837	6,417,606

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income	$7,980,276	$9,166,581	$4,341,121	$4,225,503
Net realized loss on investment transactions	(178,118)	(7,243,675)	(10,848,275)	(1,773,110)
Net change in unrealized appreciation (depreciation) on investments	(7,912,877)	8,491,240	(9,697,818)	2,071,922

Net increase (decrease) in net assets resulting from operations	(110,719)	10,414,146	(16,204,972)	4,524,315

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	598,666	1,170,515	—	—
Shares issued to holders in reinvestment of dividends	22,693	39,085	—	—
Shares redeemed	(148,461)	(1,882,202)	—	—

Net increase (decrease)	472,898	(672,602)	—	—

Service Shares
Shares sold	222,565,439	234,362,254	51,742,493	61,005,347
Shares issued to holders in reinvestment of dividends	8,291,027	8,665,826	3,921,757	4,391,358
Shares redeemed	(144,128,580)	(199,124,001)	(55,752,860)	(52,361,185)

Net increase (decrease)	86,727,886	43,904,079	(88,610)	13,035,520

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(22,693)	(39,362)	—	—
Net dividends and distributions – Service Shares	(8,291,027)	(8,665,825)	(3,921,757)	(4,391,358)

Total dividends and distributions	(8,313,720)	(8,705,187)	(3,921,757)	(4,391,358)

INCREASE (DECREASE) IN NET ASSETS	78,776,345	44,940,436	(20,215,339)	13,168,477
NET ASSETS:
Beginning of year	313,534,543	268,594,107	132,260,092	119,091,615

End of year	$392,310,888	$313,534,543	$112,044,753	$132,260,092

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	60,832	113,305	—	—
Shares issued to holders in reinvestment of dividends	2,165	3,920	—	—
Shares redeemed	(13,904)	(183,031)	—	—

Net increase (decrease)	49,093	(65,806)	—	—

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	21,905,893	22,748,702	4,878,457	5,782,369
Shares issued to holders in reinvestment of dividends	789,546	867,537	363,964	427,132
Shares redeemed	(13,692,059)	(19,363,624)	(5,275,946)	(5,041,791)

Net increase (decrease)	9,003,380	4,252,615	(33,525)	1,167,710

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Flexible Income Allocation Fund		Managed Futures Strategy Fund[1]
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS:
Net investment income	$2,881,327	$1,939,884	$248,028	$726,192
Net realized gain (loss) on investment transactions	(1,482,272)	(1,770,670)	15,984,318	(15,738,545)
Net change in unrealized appreciation (depreciation) on investments	(921,236)	934,092	2,830,019	6,159,345

Net increase (decrease) in net assets resulting from operations	477,819	1,103,306	19,062,365	(8,853,008)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	15,036	9,093	1,103,093	1,442,410
Shares issued to holders in reinvestment of dividends	1,248	3,453	47,540	—
Shares redeemed	(7,977)	(209,840)	(962,837)	(1,630,704)

Net increase (decrease)	8,307	(197,294)	187,796	(188,294)

Service Shares
Shares sold	73,398,511	30,258,355	226,293,387	238,690,777
Shares issued to holders in reinvestment of dividends	2,892,886	2,012,768	7,130,028	—
Shares redeemed	(35,100,214)	(26,864,526)	(179,766,240)	(194,867,711)

Net increase	41,191,184	5,406,597	53,657,175	43,823,066

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(1,248)	(3,453)	(47,540)	—
Net dividends and distributions – Service Shares	(2,892,886)	(2,012,768)	(7,130,028)	—

Total dividends and distributions	(2,894,134)	(2,016,221)	(7,177,568)	—

INCREASE IN NET ASSETS	38,783,176	4,296,388	65,729,768	34,781,764
NET ASSETS:
Beginning of year	59,767,357	55,470,969	157,359,060	122,577,296

End of year	$98,550,533	$59,767,357	$223,088,828	$157,359,060

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,554	956	124,742	184,502
Shares issued to holders in reinvestment of dividends	133	365	5,744	—
Shares redeemed	(830)	(21,972)	(111,224)	(205,481)

Net increase (decrease)	857	(20,651)	19,262	(20,979)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	7,620,555	3,205,358	26,297,941	30,855,930
Shares issued to holders in reinvestment of dividends	309,366	214,060	876,571	—
Shares redeemed	(3,718,790)	(2,841,102)	(21,281,209)	(25,285,394)

Net increase	4,211,131	578,316	5,893,303	5,570,536

[1] Consolidated Statements of Changes in Net Assets (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Income Fund		Income Fund
	Year Ended March 31, 2020	April 30, 2018[1] Through March 31, 2019	Year Ended March 31, 2020	April 30, 2018[1] Through March 31, 2019
OPERATIONS:
Net investment income	$81,195	$2,172	$578,434	$3,295
Net realized gain (loss) on investment transactions	(99,937)	(468)	(1,891,187)	9,932
Net change in unrealized appreciation on investments	23,476	1,096	1,035,114	43,889

Net increase (decrease) in net assets resulting from operations	4,734	2,800	(277,639)	57,116

CAPITAL SHARE TRANSACTIONS:
Shares sold	9,021,060	1,046,413	31,868,029	5,811,520
Shares issued to holders in reinvestment of dividends	81,578	1,400	589,863	3,522
Shares redeemed	(3,274,503)	(75,686)	(2,715,144)	(2,249,008)

Net increase	5,828,135	972,127	29,742,748	3,566,034

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(81,578)	(1,400)	(589,863)	(3,522)

Total dividends and distributions	(81,578)	(1,400)	(589,863)	(3,522)

INCREASE IN NET ASSETS	5,751,291	973,527	28,875,246	3,619,628
NET ASSETS:
Beginning of year	973,527	—	3,619,628	—

End of year	$6,724,818	$973,527	$32,494,874	$3,619,628

CHANGES IN SHARES OUTSTANDING
Shares sold	900,671	104,932	3,142,291	593,250
Shares issued to holders in reinvestment of dividends	8,153	140	58,174	358
Shares redeemed	(326,952)	(7,597)	(269,703)	(227,678)

Net increase	581,872	97,475	2,930,762	365,930

[1]	Commencement of Operations.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Growth & Income Fund
	Year Ended March 31, 2020	April 30, 2018[1] Through March 31, 2019
OPERATIONS:
Net investment income	$454,681	$7,702
Net realized loss on investment transactions	(2,211,753)	(2,711)
Net change in unrealized appreciation (depreciation) on investments	(2,484,867)	21,917

Net increase (decrease) in net assets resulting from operations	(4,241,939)	26,908

CAPITAL SHARE TRANSACTIONS:
Shares sold	36,359,310	4,494,615
Shares issued to holders in reinvestment of dividends	394,397	5,095
Shares redeemed	(2,708,772)	(2,463)

Net increase	34,044,935	4,497,247

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(394,397)	(5,095)

Total dividends and distributions	(394,397)	(5,095)

INCREASE IN NET ASSETS	29,408,599	4,519,060
NET ASSETS:
Beginning of year	4,519,060	—

End of year	$33,927,659	$4,519,060

CHANGES IN SHARES OUTSTANDING
Shares sold	3,673,636	462,166
Shares issued to holders in reinvestment of dividends	39,418	523
Shares redeemed	(283,441)	(253)

Net increase	3,429,613	462,436

[1]	Commencement of Operations.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$18.650	$17.755	$16.140	$14.85	$15.29
Income from investment operations:
Net investment income[1]	0.234	0.175	0.157	0.20	0.13
Net realized and unrealized gains (losses) on investments	(2.234)	1.194	2.280	1.62	(0.06)[2]

Total from investment operations	(2.000)	1.369	2.437	1.82	0.07

Less distributions:
Dividends from net investment income	(0.116)	(0.191)	(0.163)	(0.19)	(0.11)
Dividends from net realized gains	(0.186)	(0.283)	(0.659)	(0.34)	(0.40)

Total distributions	(0.302)	(0.474)	(0.822)	(0.53)	(0.51)

Net asset value, end of year	$16.348	$18.650	$17.755	$16.14	$14.85

Total return	(11.07)%	8.09%	15.10%	12.46%	0.47%
Supplemental data and ratios:
Net assets, end of year	$479,829	$538,016	$821,049	$42,855,994	$31,353,268
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.59%	0.63%	0.65%	0.66%	0.80%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.56%	0.60%	0.60%	0.59%	0.76%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.59%	0.63%	0.65%	0.66%	0.80%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.56%	0.60%	0.60%	0.59%	0.76%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.16%	0.91%	0.91%	1.23%	0.79%
After expense reimbursement (recapture) and securities lending credit	1.19%	0.94%	0.96%	1.30%	0.83%
Portfolio turnover rate	28.54%	45.31%	55.07%	90.46%	115.67%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$18.401	$17.503	$15.930	$14.68	$15.14
Income from investment operations:
Net investment income[1]	0.114	0.073	0.074	0.11	0.07
Net realized and unrealized gains (losses) on investments	(2.202)	1.184	2.241	1.59	(0.08)[2]

Total from investment operations	(2.088)	1.257	2.315	1.70	(0.01)

Less distributions:
Dividends from net investment income	(0.021)	(0.076)	(0.083)	(0.11)	(0.05)
Dividends from net realized gains	(0.186)	(0.283)	(0.659)	(0.34)	(0.40)

Total distributions	(0.207)	(0.359)	(0.742)	(0.45)	(0.45)

Net asset value, end of year	$16.106	$18.401	$17.503	$15.93	$14.68

Total return	(11.59)%	7.47%	14.53%	11.74%	(0.08)%
Supplemental data and ratios:
Net assets, end of year	$326,952,939	$332,500,169	$306,450,000	$159,857,853	$218,788,468
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.18%	1.22%	1.21%	1.23%	1.33%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.14%	1.19%	1.17%	1.16%	1.27%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.18%	1.22%	1.21%	1.23%	1.33%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.14%	1.19%	1.17%	1.16%	1.27%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.55%	0.37%	0.40%	0.65%	0.41%
After expense reimbursement (recapture) and securities lending credit	0.59%	0.40%	0.44%	0.72%	0.47%
Portfolio turnover rate	28.54%	45.31%	55.07%	90.46%	115.67%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$12.851	$16.577	$13.460	$11.37	$12.46
Income from investment operations:
Net investment income[1]	0.244	0.190	0.254	0.14	0.16
Net realized and unrealized gains (losses) on investments	(2.598)	(1.983)	3.049	2.05	(1.03)

Total from investment operations	(2.354)	(1.793)	3.303	2.19	(0.87)

Less distributions:
Dividends from net investment income	(0.306)	(1.263)	(0.186)	(0.10)	(0.22)
Dividends from net realized gains	—	(0.670)	—	—	—

Total distributions	(0.306)	(1.933)	(0.186)	(0.10)	(0.22)

Net asset value, end of year	$10.191	$12.851	$16.577	$13.46	$11.37

Total return	(18.91)%	(9.53)%	24.52%[3]	19.61%	(6.98)%
Supplemental data and ratios:
Net assets, end of year	$8,097	$9,985	$11,036	$11,925,354	$6,081,265
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.19%	1.09%	1.01%[4]	1.06%	0.88%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.05%	1.06%	1.00%[4]	1.05%	0.84%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.19%	1.08%	1.01%[4]	1.06%	0.88%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.05%	1.05%	1.00%[4]	1.05%	0.84%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.78%	1.30%	2.13%[4]	1.10%	1.25%
After expense reimbursement (recapture) and securities lending credit	1.92%	1.33%	2.14%[4]	1.11%	1.29%
Portfolio turnover rate	42.60%	47.18%	30.97%	60.19%	152.82%
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[3]

During the period August 3, 2017 through September 25, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 25, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.278	$17.063	$13.600	$11.49	$12.57
Income from investment operations:
Net investment income[1]	0.175	0.109	0.096	0.09	0.06
Net realized and unrealized gains (losses) on investments	(2.690)	(2.028)	3.485	2.06	(0.99)

Total from investment operations	(2.515)	(1.919)	3.581	2.15	(0.93)

Less distributions:
Dividends from net investment income	(0.247)	(1.196)	(0.118)	(0.04)	(0.15)
Dividends from net realized gains	—	(0.670)	—	—	—

Total distributions	(0.247)	(1.866)	(0.118)	(0.04)	(0.15)

Net asset value, end of year	$10.516	$13.278	$17.063	$13.60	$11.49

Total return	(19.40)%	(10.05)%	26.37%	18.78%	(7.38)%
Supplemental data and ratios:
Net assets, end of year	$64,153,851	$85,623,549	$109,589,630	$106,077,974	$118,224,652
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.79%	1.69%	1.58%	1.64%	1.52%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.65%	1.66%	1.57%	1.63%	1.48%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.79%	1.68%	1.58%	1.64%	1.52%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.65%	1.65%	1.57%	1.63%	1.48%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.20%	0.72%	0.61%	0.73%	0.44%
After expense reimbursement (recapture) and securities lending credit	1.34%	0.75%	0.62%	0.74%	0.48%
Portfolio turnover rate	42.60%	47.18%	30.97%	60.19%	152.82%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$14.385	$14.908	$17.860	$14.96	$17.31
Income from investment operations:
Net investment income (loss)[1]	(0.007)	(0.022)	(0.022)	0.04	(0.03)
Net realized and unrealized gains (losses) on investments	(3.393)	0.348	2.259	2.91	(1.90)

Total from investment operations	(3.400)	0.326	2.237	2.95	(1.93)

Less distributions:
Dividends from net investment income	(0.016)	—	(0.050)	(0.05)	—
Dividends from net realized gains	(0.204)	(0.849)	(5.139)	—	(0.42)

Total distributions	(0.220)	(0.849)	(5.189)	(0.05)	(0.42)

Net asset value, end of year	$10.765	$14.385	$14.908	$17.86	$14.96

Total return	(24.10)%	2.99%	12.45%	19.71%	(11.15)%
Supplemental data and ratios:
Net assets, end of year	$52,904,611	$63,904,945	$54,471,360	$50,657,342	$48,196,975
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.50%	1.56%	1.55%	1.50%	1.58%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.39%	1.45%	1.39%	1.24%	1.41%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.50%	1.56%	1.55%	1.50%	1.58%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.39%	1.45%	1.39%	1.24%	1.41%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	(0.16)%	(0.25)%	(0.29)%	0.00%	(0.32)%
After expense reimbursement (recapture) and securities lending credit	(0.05)%	(0.14)%	(0.13)%	0.26%	(0.15)%
Portfolio turnover rate	26.54%	39.01%	32.87%	42.22%	146.02%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.100	$9.759	$8.380	$7.74	$8.75
Income from investment operations:
Net investment income[1]	0.222	0.194	0.243	0.15	0.13
Net realized and unrealized gains (losses) on investments	(1.610)	(0.680)	1.305	0.65	(0.91)

Total from investment operations	(1.388)	(0.486)	1.548	0.80	(0.78)

Less distributions:
Dividends from net investment income	(0.175)	(0.173)	(0.169)	(0.16)	(0.23)

Total distributions	(0.175)	(0.173)	(0.169)	(0.16)	(0.23)

Net asset value, end of year	$7.537	$9.100	$9.759	$8.38	$7.74

Total return	(15.69)%	(4.79)%	18.49%[3]	10.48%	(9.00)%
Supplemental data and ratios:
Net assets, end of year	$78,232	$534,233	$822,817	$75,295,608	$52,879,582
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.77%	0.80%	0.83%[4]	0.84%	0.95%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.79%	0.79%	0.79%[4]	0.79%	0.90%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.77%	0.80%	0.83%[4]	0.84%	0.95%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%	0.79%	0.79%[4]	0.79%	0.90%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.43%	2.04%	3.01%[4]	1.83%	1.54%
After expense reimbursement (recapture) and securities lending credit	2.41%	2.05%	3.05%[4]	1.88%	1.59%
Portfolio turnover rate	25.52%	59.18%	84.22%	60.68%	114.74%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[3]

During the year August 3, 2017 through September 5, 2017 there were no Insttutional Shares of the Fund outstanding. Perfomance information provided for the Institutional Shares during that year reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the year August 3, 2017 through September 5, 2017, their annual returns would have been substantially smilar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.856	$9.507	$8.260	$7.66	$8.70
Income from investment operations:
Net investment income[1]	0.142	0.121	0.087	0.11	0.08
Net realized and unrealized gains (losses) on investments	(1.538)	(0.643)	1.296	0.63	(0.91)

Total from investment operations	(1.396)	(0.522)	1.383	0.74	(0.83)

Less distributions:
Dividends from net investment income	(0.157)	(0.129)	(0.136)	(0.14)	(0.21)

Total distributions	(0.157)	(0.129)	(0.136)	(0.14)	(0.21)

Net asset value, end of year	$7.303	$8.856	$9.507	$8.26	$7.66

Total return	(16.16)%	(5.36)%	16.76%	9.85%	(9.59)%
Supplemental data and ratios:
Net assets, end of year	$110,561,165	$216,435,566	$212,049,697	$112,737,823	$135,305,242
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.36%	1.40%	1.38%	1.42%	1.52%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.35%	1.39%	1.39%	1.39%	1.52%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.36%	1.40%	1.38%	1.42%	1.52%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.35%	1.39%	1.39%	1.39%	1.52%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.58%	1.32%	0.95%	1.36%	0.92%
After expense reimbursement (recapture) and securities lending credit	1.59%	1.33%	0.94%	1.39%	0.92%
Portfolio turnover rate	25.52%	59.18%	84.22%	60.68%	114.74%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.270	$9.131	$9.320	$9.54	$9.69
Income from investment operations:
Net investment income[1]	0.170	0.176	0.133	0.12	0.12
Net realized and unrealized gains (losses) on investments	0.490	0.144	(0.098)	(0.11)	(0.03)

Total from investment operations	0.660	0.320	0.035	0.01	0.09

Less distributions:
Dividends from net investment income	(0.108)	(0.181)	(0.168)	(0.17)	(0.13)
Dividends from net realized gains	(0.024)	—	(0.056)	(0.06)	(0.11)

Total distributions	(0.132)	(0.181)	(0.224)	(0.23)	(0.24)

Net asset value, end of year	$9.798	$9.270	$9.131	$9.32	$9.54

Total return	7.16%	3.57%	0.35%	0.02%	1.01%
Supplemental data and ratios:
Net assets, end of year	$135,386,961	$132,792,238	$134,255,059	$137,358,236	$209,252,288
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.29%	1.34%	1.38%	1.36%	1.31%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.19%	1.19%	1.26%	1.29%	1.29%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.29%	1.34%	1.38%	1.36%	1.31%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.19%	1.19%	1.26%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.67%	1.80%	1.30%	1.14%	1.22%
After expense reimbursement (recapture) and securities lending credit	1.77%	1.95%	1.42%	1.21%	1.24%
Portfolio turnover rate	278.67%	239.11%	193.12%	164.81%	157.49%

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.191	$11.145	$11.220	$11.62	$11.58
Income from investment operations:
Net investment income[1]	0.295	0.335	0.321	0.30	0.31
Net realized and unrealized gains (losses) on investments	(0.164)	0.072	(0.074)	(0.38)	0.06

Total from investment operations	0.131	0.407	0.247	(0.08)	0.37

Less distributions:
Dividends from net investment income	(0.287)	(0.347)	(0.322)	(0.32)	(0.33)
Dividends from net realized gains	(0.036)	(0.014)	—	—	—

Total distributions	(0.323)	(0.361)	(0.322)	(0.32)	(0.33)

Net asset value, end of year	$10.999	$11.191	$11.145	$11.22	$11.62

Total return	1.16%	3.72%	2.28%	(0.82)%	3.22%
Supplemental data and ratios:
Net assets, end of year	$22,462,605	$25,310,450	$27,829,032	$30,317,261	$49,084,900
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.53%	1.54%	1.48%	1.43%	1.42%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.29%	1.29%	1.29%	1.29%	1.28%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.53%	1.54%	1.48%	1.43%	1.42%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.29%	1.29%	1.29%	1.29%	1.28%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.34%	2.77%	2.64%	2.43%	2.53%
After expense reimbursement (recapture)	2.58%	3.02%	2.83%	2.57%	2.67%
Portfolio turnover rate	35.73%	34.57%	56.73%	14.50%	12.47%

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.484	$8.835	$9.460	$9.05	$9.53
Income from investment operations:
Net investment income[1]	0.377	0.437	0.427	0.46	0.36
Net realized and unrealized gains (losses) on investments	(0.654)	(0.213)	(0.250)	0.30	(0.76)

Total from investment operations	(0.277)	0.224	0.177	0.76	(0.40)

Less distributions:
Dividends from net investment income	(0.421)	(0.575)	(0.802)	(0.35)	(0.08)

Total distributions	(0.421)	(0.575)	(0.802)	(0.35)	(0.08)

Net asset value, end of year	$7.786	$8.484	$8.835	$9.46	$9.05

Total return	(3.30)%	2.65%	1.81%	8.77%	(4.22)%
Supplemental data and ratios:
Net assets, end of year	$452,046	$376,752	$354,392	$9,316,917	$8,572,900
Ratio of expenses to average net assets
Before expense reimbursement (recapture) including interest expense[2]	1.31%	1.33%	1.34%	1.21%	1.13%
After expense reimbursement (recapture) including interest expense[2]	0.95%	0.95%	0.95%	0.95%	0.99%
Before expense reimbursement (recapture) excluding interest expense	1.31%	1.33%	1.34%	1.21%	1.13%
After expense reimbursement (recapture) excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.99%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.14%	4.63%	4.16%	4.78%	3.71%
After expense reimbursement (recapture)	4.50%	5.01%	4.55%	5.04%	3.85%
Portfolio turnover rate	71.24%	24.46%	33.85%	33.77%	41.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.458	$8.932	$9.560	$9.05	$9.55
Income from investment operations:
Net investment income[1]	0.326	0.371	0.391	0.40	0.30
Net realized and unrealized gains (losses) on investments	(0.652)	(0.322)	(0.259)	0.32	(0.72)

Total from investment operations	(0.326)	0.049	0.132	0.72	(0.42)

Less distributions:
Dividends from net investment income	(0.373)	(0.523)	(0.760)	(0.21)	(0.08)

Total distributions	(0.373)	(0.523)	(0.760)	(0.21)	(0.08)

Net asset value, end of year	$7.759	$8.458	$8.932	$9.56	$9.05

Total return	(3.89)%	0.64%	1.29%	8.20%	(4.44)%
Supplemental data and ratios:
Net assets, end of year	$40,304,655	$50,858,136	$54,554,489	$57,384,791	$78,168,300
Ratio of expenses to average net assets
Before expense reimbursement (recapture) including interest expense[2]	1.89%	1.90%	1.90%	1.78%	1.68%
After expense reimbursement (recapture) including interest expense[2]	1.55%	1.55%	1.55%	1.55%	1.55%
Before expense reimbursement (recapture) excluding interest expense	1.89%	1.90%	1.90%	1.78%	1.68%
After expense reimbursement (recapture) excluding interest expense	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.56%	3.91%	3.87%	4.17%	3.08%
After expense reimbursement (recapture)	3.90%	4.26%	4.22%	4.40%	3.21%
Portfolio turnover rate	71.24%	24.46%	33.85%	33.77%	41.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.553	$11.534	$11.340	$10.46	$11.65
Income from investment operations:
Net investment income[1]	0.199	0.227	0.236	0.19	0.20
Net realized and unrealized gains (losses) on investments	(1.407)	(0.003)[5]	1.466	1.20	(1.02)

Total from investment operations	(1.208)	0.224	1.702	1.39	(0.82)

Less distributions:
Dividends from net investment income	(0.206)	(0.193)	(0.210)	(0.20)	(0.16)
Dividends from net realized gains	—	(0.012)	(1.298)	(0.31)	(0.21)

Total distributions	(0.206)	(0.205)	(1.508)	(0.51)	(0.37)

Net asset value, end of year	$10.139	$11.553	$11.534	$11.34	$10.46

Total return	(10.82)%	2.22%	14.90%	13.54%	(7.11)%
Supplemental data and ratios:
Net assets, end of year	$4,402,611	$5,450,557	$6,646,937	$13,176,782	$10,968,769
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.38%	0.40%	0.40%	0.42%	0.43%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.33%	0.35%	0.35%	0.32%	0.31%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.38%	0.39%	0.40%	0.42%	0.43%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.33%	0.34%	0.35%	0.32%	0.31%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.60%	1.92%	1.91%	1.64%	1.67%
After expense reimbursement (recapture) and securities lending credit	1.65%	1.97%	1.96%	1.74%	1.79%
Portfolio turnover rate	37.80%	53.89%	70.47%	42.81%	84.98%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.477	$11.458	$11.290	$10.42	$11.62
Income from investment operations:
Net investment income[1]	0.128	0.160	0.152	0.12	0.13
Net realized and unrealized gains (losses) on investments	(1.402)	0.003 [5]	1.467	1.20	(1.02)

Total from investment operations	(1.274)	0.163	1.619	1.32	(0.89)

Less distributions:
Dividends from net investment income	(0.141)	(0.132)	(0.153)	(0.14)	(0.10)
Dividends from net realized gains	—	(0.012)	(1.298)	(0.31)	(0.21)

Total distributions	(0.141)	(0.144)	(1.451)	(0.45)	(0.31)

Net asset value, end of year	$10.062	$11.477	$11.458	$11.29	$10.42

Total return	(11.35)%	1.61%	14.22%	12.91%	(7.67)%
Supplemental data and ratios:
Net assets, end of year	$739,949,997	$788,314,442	$611,928,879	$551,141,139	$383,423,651
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.97%	1.00%	1.00%	1.01%	1.02%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.93%	0.95%	0.95%	0.92%	0.91%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.97%	0.99%	0.99%	1.01%	1.02%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.93%	0.94%	0.94%	0.92%	0.91%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.03%	1.35%	1.22%	0.99%	1.05%
After expense reimbursement (recapture) and securities lending credit	1.07%	1.40%	1.27%	1.08%	1.16%
Portfolio turnover rate	37.80%	53.89%	70.47%	42.81%	84.98%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.677	$9.538	$9.100	$9.51	$11.26
Income from investment operations:
Net investment income[1]	0.288	0.255	0.204	0.19	0.16
Net realized and unrealized gains (losses) on investments	(0.491)	0.104	0.442	0.35	(0.89)

Total from investment operations	(0.203)	0.359	0.646	0.54	(0.73)

Less distributions:
Dividends from net investment income	(0.270)	(0.205)	(0.187)	—	(0.14)
Dividends from net realized gains	—	(0.015)	(0.021)	(0.95)	(0.88)

Total distributions	(0.270)	(0.220)	(0.208)	(0.95)	(1.02)

Net asset value, end of year	$9.204	$9.677	$9.538	$9.10	$9.51

Total return	(2.41)%	3.97%	7.07%	6.09%	(6.65)%
Supplemental data and ratios:
Net assets, end of year	$1,713,169	$2,268,382	$3,140,896	$4,966,270	$4,220,428
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.40%	0.42%	0.44%	0.51%	0.47%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.10%	0.10%	0.27%	0.30%	0.37%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.40%	0.42%	0.44%	0.51%	0.47%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.10%	0.10%	0.27%	0.30%	0.37%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.57%	2.35%	1.97%	1.78%	1.39%
After expense reimbursement (recapture) and securities lending credit	2.87%	2.67%	2.14%	1.99%	1.49%
Portfolio turnover rate	58.96%	69.19%	30.27%	44.43%	130.77%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.617	$9.482	$9.060	$9.53	$11.29
Income from investment operations:
Net investment income[1]	0.226	0.196	0.143	0.12	0.09
Net realized and unrealized gains (losses) on investments	(0.490)	0.107	0.438	0.36	(0.89)

Total from investment operations	(0.264)	0.303	0.581	0.48	(0.80)

Less distributions:
Dividends from net investment income	(0.216)	(0.153)	(0.138)	—	(0.08)
Dividends from net realized gains	—	(0.015)	(0.021)	(0.95)	(0.88)

Total distributions	(0.216)	(0.168)	(0.159)	(0.95)	(0.96)

Net asset value, end of year	$9.137	$9.617	$9.482	$9.06	$9.53

Total return	(2.99)%	3.35%	6.39%	5.44%	(7.18)%
Supplemental data and ratios:
Net assets, end of year	$314,935,864	$337,130,990	$268,079,977	$110,985,447	$51,768,546
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.99%	1.02%	1.03%	1.10%	1.05%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.70%	0.70%	0.83%	0.89%	0.99%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.99%	1.02%	1.03%	1.10%	1.05%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.70%	0.70%	0.83%	0.89%	0.99%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.98%	1.75%	1.31%	1.10%	0.79%
After expense reimbursement (recapture) and securities lending credit	2.27%	2.07%	1.51%	1.31%	0.85%
Portfolio turnover rate	58.96%	69.19%	30.27%	44.43%	130.77%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.962	$10.950	$10.250	$9.38	$10.34
Income from investment operations:
Net investment income[1]	0.129	0.138	0.142	0.18	0.13
Net realized and unrealized gains (losses) on investments	(0.517)	0.408	1.078	0.81	(0.97)

Total from investment operations	(0.388)	0.546	1.220	0.99	(0.84)

Less distributions:
Dividends from net investment income	(0.108)	(0.128)	(0.393)	(0.12)	(0.02)
Dividends from net realized gains	(0.447)	(0.406)	(0.127)	—	(0.10)

Total distributions	(0.555)	(0.534)	(0.520)	(0.12)	(0.12)

Net asset value, end of year	$10.019	$10.962	$10.950	$10.25	$9.38

Total return	(4.27)%	5.59%	11.83%	10.63%	(8.18)%
Supplemental data and ratios:
Net assets, end of year	$1,553,075	$1,506,030	$1,681,043	$3,767,220	$5,005,303
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.50%	0.51%	0.52%	0.53%	0.51%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.46%	0.43%	0.45%	0.40%	0.41%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.50%	0.51%	0.52%	0.53%	0.51%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.46%	0.43%	0.45%	0.40%	0.41%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.10%	1.15%	1.25%	1.69%	1.20%
After expense reimbursement (recapture) and securities lending credit	1.14%	1.23%	1.32%	1.82%	1.30%
Portfolio turnover rate	500.28%	336.60%	369.57%	336.50%	348.05%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.919	$10.907	$10.150	$9.32	$10.32
Income from investment operations:
Net investment income[1]	0.061	0.074	0.082	0.11	0.07
Net realized and unrealized gains (losses) on investments	(0.515)	0.410	1.054	0.82	(0.97)

Total from investment operations	(0.454)	0.484	1.136	0.93	(0.90)

Less distributions:
Dividends from net investment income	(0.058)	(0.066)	(0.252)	(0.10)	— *
Dividends from net realized gains	(0.447)	(0.406)	(0.127)	—	(0.10)

Total distributions	(0.505)	(0.472)	(0.379)	(0.10)	(0.10)

Net asset value, end of year	$9.960	$10.919	$10.907	$10.15	$9.32

Total return	(4.83)%	4.96%	11.14%	10.05%	(8.74)%
Supplemental data and ratios:
Net assets, end of year	$323,199,482	$341,839,666	$271,460,164	$304,159,564	$393,657,458
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.10%	1.11%	1.11%	1.12%	1.11%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.06%	1.03%	1.03%	1.00%	1.01%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.10%	1.11%	1.11%	1.12%	1.11%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.06%	1.03%	1.03%	1.00%	1.01%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.50%	0.58%	0.69%	1.07%	0.62%
After expense reimbursement (recapture) and securities lending credit	0.54%	0.66%	0.77%	1.19%	0.72%
Portfolio turnover rate	500.28%	336.60%	369.57%	336.50%	348.05%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.402	$10.335	$10.290	$9.80	$10.02
Income from investment operations:
Net investment income[1]	0.329	0.346	0.292	0.37	0.26
Net realized and unrealized gains (losses) on investments	(0.367)	(0.003)[2]	(0.037)	0.52	(0.21)

Total from investment operations	(0.038)	0.343	0.255	0.89	0.05

Less distributions:
Dividends from net investment income	(0.359)	(0.276)	(0.210)	(0.40)	(0.27)

Total distributions	(0.359)	(0.276)	(0.210)	(0.40)	(0.27)

Net asset value, end of year	$10.005	$10.402	$10.335	$10.29	$9.80

Total return	(0.53)%	3.43%	2.47%	9.14%	0.56%
Supplemental data and ratios:
Net assets, end of year	$1,133,623	$667,898	$1,343,813	$921,609	$1,107,629
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.50%	0.51%	0.53%	0.58%	0.53%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.21%	0.20%	0.37%	0.50%	0.39%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.49%	0.51%	0.53%	0.58%	0.53%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.20%	0.20%	0.37%	0.50%	0.39%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.82%	3.04%	2.64%	3.58%	2.49%
After expense reimbursement (recapture) and securities lending credit	3.11%	3.35%	2.80%	3.66%	2.63%
Portfolio turnover rate	161.00%	146.82%	154.33%	41.66%	200.13%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.402	$10.348	10.320	$9.81	$10.04
Income from investment operations:
Net investment income[1]	0.266	0.283	0.231	0.30	0.20
Net realized and unrealized gains (losses) on investments	(0.368)	(0.001)[5]	(0.036)	0.53	(0.22)

Total from investment operations	(0.102)	0.282	0.195	0.83	(0.02)

Less distributions:
Dividends from net investment income	(0.290)	(0.228)	(0.167)	(0.32)	(0.21)

Total distributions	(0.290)	(0.228)	(0.167)	(0.32)	(0.21)

Net asset value, end of year	$10.010	$10.402	$10.348	$10.32	$9.81

Total return	(1.11)%	2.81%	1.88%	8.54%	(0.19)%
Supplemental data and ratios:
Net assets, end of year	$391,177,265	$312,866,645	267,250,294	$128,948,108	$145,830,207
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.10%	1.11%	1.12%	1.18%	1.13%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.81%	0.80%	0.96%	1.10%	0.99%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.09%	1.11%	1.12%	1.18%	1.13%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.80%	0.80%	0.96%	1.10%	0.99%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.22%	2.44%	2.04%	2.91%	1.92%
After expense reimbursement (recapture) and securities lending credit	2.51%	2.75%	2.20%	2.99%	2.06%
Portfolio turnover rate	161.00%	146.82%	154.33%	41.66%	200.13%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.660	$10.603	$10.460	$9.94	$10.62
Income from investment operations:
Net investment income[1]	0.344	0.358	0.287	0.29	0.34
Net realized and unrealized gains (losses) on investments	(1.632)	0.062	0.137	0.52	(0.61)

Total from investment operations	(1.288)	0.420	0.424	0.81	(0.27)

Less distributions:
Dividends from net investment income	(0.313)	(0.363)	(0.281)	(0.29)	(0.37)
Dividends from net realized gains	(0.003)	—	—	—	(0.04)

Total distributions	(0.316)	(0.363)	(0.281)	(0.29)	(0.41)

Net asset value, end of year	$9.056	$10.660	$10.603	$10.46	$9.94

Total return	(12.53)%	4.13%	4.05%	8.24%	(2.49)%
Supplemental data and ratios:
Net assets, end of year	$112,044,753	$132,260,092	$119,091,615	$119,817,129	$106,901,424
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.12%	1.15%	1.13%	1.17%	1.17%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.92%	0.82%	0.98%	0.97%	0.96%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.12%	1.15%	1.13%	1.17%	1.17%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.92%	0.82%	0.98%	0.97%	0.96%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.99%	3.08%	2.52%	2.66%	3.15%
After expense reimbursement (recapture) and securities lending credit	3.19%	3.41%	2.67%	2.86%	3.36%
Portfolio turnover rate	85.15%	44.77%	131.23%	61.25%	145.43%

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.422	$9.577	$9.670	$9.62	$9.76
Income from investment operations:
Net investment income[1]	0.391	0.426	0.543	0.24	0.18
Net realized and unrealized gains (losses) on investments	(0.076)[2]	(0.183)	(0.158)[2]	0.07	(0.11)

Total from investment operations	0.315	0.243	0.385	0.31	0.07

Less distributions:
Dividends from net investment income	(0.369)	(0.398)	(0.478)	(0.26)	(0.21)

Total distributions	(0.369)	(0.398)	(0.478)	(0.26)	(0.21)

Net asset value, end of year	$9.368	$9.422	$9.577	$9.67	$9.62

Total return	3.38%	2.58%	3.99%	3.23%	0.70%
Supplemental data and ratios:
Net assets, end of year	$34,154	$26,280	$224,505	$52,492	$49,872
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.45%	0.56%	0.52%	0.50%	0.44%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.15%	0.16%	0.27%	0.37%	0.36%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.45%	0.55%	0.52%	0.50%	0.44%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.15%	0.15%	0.27%	0.37%	0.36%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.81%	4.07%	5.27%	2.32%	1.76%
After expense reimbursement (recapture) and securities lending credit	4.11%	4.47%	5.52%	2.45%	1.84%
Portfolio turnover rate	517.05%	380.48%	232.11%	114.68%	147.81%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.366	$9.525	$9.610	$9.55	$9.77
Income from investment operations:
Net investment income[1]	0.331	0.361	0.340	0.18	0.14
Net realized and unrealized gains (losses) on investments	(0.076)[2]	(0.173)	(0.018)[2]	0.08	(0.21)

Total from investment operations	0.255	0.188	0.322	0.26	(0.07)

Less distributions:
Dividends from net investment income	(0.317)	(0.347)	(0.407)	(0.20)	(0.15)

Total distributions	(0.317)	(0.347)	(0.407)	(0.20)	(0.15)

Net asset value, end of year	$9.304	$9.366	$9.525	$9.61	$9.55

Total return	2.76%	2.00%	3.35%	2.73%	(0.75)%
Supplemental data and ratios:
Net assets, end of year	$98,516,379	$59,741,077	$55,246,464	$99,575,144	$114,740,157
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	1.05%	1.15%	1.12%	1.09%	1.04%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.75%	0.77%	0.93%	0.91%	0.93%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.05%	1.13%	1.12%	1.09%	1.04%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.75%	0.75%	0.93%	0.91%	0.93%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.20%	3.45%	3.30%	1.72%	1.32%
After expense reimbursement (recapture) and securities lending credit	3.50%	3.83%	3.49%	1.90%	1.43%
Portfolio turnover rate	517.05%	380.48%	232.21%	114.68%	147.81%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.067	$8.665	$8.700	$9.75	$10.00
Income from investment operations:
Net investment income (loss)[2]	0.063	0.081	(0.002)	(0.06)	(0.02)
Net realized and unrealized losses on investments	1.097	(0.679)	(0.033)	(0.83)	(0.23)

Total from investment operations	1.160	(0.598)	(0.035)	(0.89)	(0.25)

Less distributions:
Dividends from net investment income	(0.131)	—	—	—	—
Dividends from net realized gains	(0.283)	—	—	(0.16)	—

Total distributions	(0.414)	—	—	(0.16)	—

Net asset value, end of year	$8.813	$8.067	$8.665	$8.70	$9.75

Total return	14.70%	(6.90)%	(0.40)%	(9.17)%	(2.50)%[3]
Supplemental data and ratios:
Net assets, end of year	$1,220,564	$961,919	$1,215,018	$1,478,880	$4,338,706
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[5]	1.25%	1.27%	1.38%	1.37%	1.61%[4]
After expense reimbursement (recapture) and fees waived including interest expense[5]	1.30%	1.30%	1.34%	1.34%	1.30%[4]
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.25%	1.27%	1.34%	1.33%	1.61%[4]
After expense reimbursement (recapture) and fees waived excluding interest expense	1.30%	1.30%	1.30%	1.30%	1.30%[4]
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	0.79%	1.03%	(0.07)%	(0.69)%	(1.12)%[4]
After expense reimbursement (recapture) and fees waived	0.74%	1.00%	(0.03)%	(0.66)%	(0.81)%[4]
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Service
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$7.914	$8.551	$8.640	$9.73	$10.00
Income from investment operations:
Net investment income (loss)[2]	0.011	0.035	(0.050)	(0.11)	(0.03)
Net realized and unrealized losses on investments	1.077	(0.672)	(0.039)	(0.82)	(0.24)

Total from investment operations	1.088	(0.637)	(0.089)	(0.93)	(0.27)

Less distributions:
Dividends from net investment income	(0.071)	—	—	—	—
Dividends from net realized gains	(0.283)	—	—	(0.16)	—

Total distributions	(0.354)	—	—	(0.16)	—

Net asset value, end of year	$8.648	$7.914	$8.551	$8.64	$9.73

Total return	14.03%	(7.45)%	(0.92)%	(9.70)%	(2.70)%[3]
Supplemental data and ratios:
Net assets, end of year	$221,868,264	$156,397,141	$121,362,278	$81,212,945	$183,020,093
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[5]	1.85%	1.87%	1.97%	1.97%	2.20%[4]
After expense reimbursement (recapture) and fees waived including interest expense[5]	1.90%	1.90%	1.94%	1.94%	1.90%[4]
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.85%	1.87%	1.93%	1.93%	2.20%[4]
After expense reimbursement (recapture) and fees waived excluding interest expense	1.90%	1.90%	1.90%	1.90%	1.90%[4]
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	0.18%	0.47%	(0.61)%	(1.27)%	(1.71)%[4]
After expense reimbursement (recapture) and fees waived	0.13%	0.44%	(0.58)%	(1.24)%	(1.41)%[4]
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Income Fund
	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.987	$10.000
Income from investment operations:
Net investment income[2]	0.177	0.153
Net realized and unrealized losses on investments	(0.092)	(0.020)[7]

Total from investment operations	0.085	0.133

Less distributions:
Dividends from net investment income	(0.173)	(0.144)
Dividends from net realized gains	—	(0.002)

Total distributions	(0.173)	(0.146)

Net asset value, end of year	$9.899	$9.987

Total return	0.85%	1.34%[3]
Supplemental data and ratios:
Net assets, end of year	$6,724,818	$973,527
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.23%	43.40%[5]
After expense reimbursement (recapture) and securities lending credit	0.64%	0.64%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	0.18%	(41.09)%[5]
After expense reimbursement (recapture) and fees waived	1.77%	1.67%[5]
Portfolio turnover rate	190.99%	388.79%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Income Fund
	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.892	$10.000
Income from investment operations:
Net investment income[2]	0.284	0.079
Net realized and unrealized gains on investments	(0.048)[7]	0.016[7]

Total from investment operations	0.236	0.095

Less distributions:
Dividends from net investment income	(0.266)	(0.203)
Dividends from net realized gains	(0.005)	—

Total distributions	(0.271)	(0.203)

Net asset value, end of year	$9.857	$9.892

Total return	2.34%	0.99%[3]
Supplemental data and ratios:
Net assets, end of year	$32,494,874	$3,619,628
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.18%	16.23%[5]
After expense reimbursement (recapture) and securities lending credit	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	2.39%	(14.57)%[5]
After expense reimbursement (recapture) and fees waived	2.79%	0.87%[5]
Portfolio turnover rate	247.58%	801.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth & Income Fund
	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.772	$10.000
Income from investment operations:
Net investment income[2]	0.189	0.331
Net realized and unrealized losses on investments	(1.094)	(0.320)[7]

Total from investment operations	(0.905)	0.011

Less distributions:
Dividends from net investment income	(0.146)	(0.239)
Dividends from net realized gains	(0.004)	—

Total distributions	(0.150)	(0.239)

Net asset value, end of year	$8.717	$9.772

Total return	(9.45)%	0.14%[3]
Supplemental data and ratios:
Net assets, end of year	$33,927,659	$4,519,060
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.34%	27.58%[5]
After expense reimbursement (recapture) and securities lending credit	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	1.34%	(23.11)%[5]
After expense reimbursement (recapture) and fees waived	1.89%	3.68%[5]
Portfolio turnover rate	159.34%	123.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 6 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Core Fixed Income Fund and GuideMark® Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 11 funds: GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Managed Futures Strategy Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMark® Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. The GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund commenced operations on April 30, 2018. Each Fund offers two classes of shares: Service Shares and Institutional Shares, except GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund, which are only offered with a single share class. Certain Fund classes were without shares as of the period end; any share activity related to those classes is presented in the Statement of Changes in Net Assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income

Fund each operate as a “Fund of Funds,” investing primarily (or, in the case of the GuidePath® Tactical Allocation Fund, between 10% and 100% of its assets) in registered investment companies, including mutual funds and exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the year certain securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments.  The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal debt obligations; (2) certain foreign common stocks, preferred stocks, participatory notes, and real estate investment trusts; and (3) certain derivative instruments, including forward currency contracts, written options, and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Forward currency contracts, swaps and options derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2020:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$296,752,645	$—	$—	$296,752,645
Investment Companies	12,203,571	—	—	12,203,571
Real Estate Investment Trusts	12,929,747	—	—	12,929,747
Short Term Investments	1,648,225	—	—	1,648,225
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	44,978,979

Total Investments in Securities	$323,534,188	$—	$—	$368,513,167

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,302,339	$5,321,255	$—	$6,623,594
Consumer Discretionary	5,543,579	3,573,526	—	9,117,105
Consumer Staples	1,276,577	4,040,166	—	5,316,743
Energy	1,276,680	1,743,941	—	3,020,621
Financials	1,136,798	9,407,798	—	10,544,596
Health Care	246,448	1,017,435	—	1,263,883
Industrials	248,967	2,111,303	—	2,360,270
Information Technology	81,904	10,161,059	—	10,242,963
Materials	757,256	2,510,926	—	3,268,182
Real Estate	36,574	804,725	—	841,299
Utilities	301,370	480,773	—	782,143

Total Common Stocks	12,208,492	41,172,907	—	53,381,399
Investment Companies	6,307,145	—	—	6,307,145
Preferred Stocks
Communication Services	57,550	—	—	57,550
Consumer Staples	—	313,978	—	313,978
Energy	178,656	—	—	178,656
Financials	615,645	—	—	615,645
Information Technology	—	476,529	—	476,529
Utilities	110,281	—	—	110,281

Total Preferred Stocks	962,132	790,507	—	1,752,639
Real Estate Investment Trusts	41,653	—	—	41,653
Short Term Investments	563,124	—	—	563,124
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	3,496,618

Total Investments in Securities	$20,082,546	$41,963,414	$—	$65,542,578

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks
Balance as of April 1, 2019	$217,188
Purchases	—
Sales proceeds and paydowns	(34,712)
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	(199,041)
Change in unrealized appreciation (depreciation)	16,565
Transfers into/(out of) Level 3	—

Balance as of March 31, 2020	$—

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2020.	$—

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$46,336,093	$—	$9,708	$46,345,801
Investment Companies	2,130,949	—	—	2,130,949
Real Estate Investment Trusts	3,516,818	—	—	3,516,818
Rights	—	—	0	0
Short Term Investments	415,284	—	—	415,284
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	9,775,976

Total Investments in Securities	$52,399,144	$—	$9,708	$62,184,828

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Rights
Balance as of April 1, 2019	$0	$0
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Corporate Actions	9,708	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of March 31, 2020	$9,708	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2020.	$—	$—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$94,218	$5,806,820	$—	$5,901,038
Consumer Discretionary	418,705	13,584,470	—	14,003,175
Consumer Staples	1,561,057	14,572,903	—	16,133,960
Energy	818,897	3,021,114	—	3,840,011
Financials	3,212,265	16,496,372	—	19,708,637
Health Care	299,804	15,656,733	—	15,956,537
Industrials	923,457	11,426,357	—	12,349,814
Information Technology	1,426,708	5,709,186	—	7,135,894
Materials	781,665	4,677,653	—	5,459,318
Real Estate	—	492,390	—	492,390
Utilities	730,806	3,094,991	—	3,825,797

Total Common Stocks	10,267,582	94,538,989	—	104,806,571
Investment Companies	3,630,134	—	—	3,630,134
Participatory Notes	—	120,551	—	120,551
Preferred Stocks	—	187,663	—	187,663
Real Estate Investment Trusts	33,986	1,927,996	—	1,961,982
Short Term Investments	450,187	—	—	450,187
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	593,326

Total Investments in Securities	$14,381,889	$96,775,199	$—	$111,750,414

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$8,050,646	$—	$8,050,646
Collateralized Mortgage Obligations	—	19,142,948	—	19,142,948
Corporate Obligations	—	41,956,467	—	41,956,467
Foreign Government Debt Obligations	—	455,808	—	455,808
Mortgage Backed Securities – U.S. Government Agency	—	55,381,037	—	55,381,037
Municipal Debt Obligations	—	930,127	—	930,127
U.S. Treasury Obligations	—	30,525,293	—	30,525,293

Total Fixed Income	—	156,442,326	—	156,442,326
Purchased Options	—	918	—	918
Short Term Investments	8,048,140	—	—	8,048,140
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	2,079,473

Total Investments in Securities	$8,048,140	$155,068,074	$—	$166,570,857

Other Financial Instruments**
Futures	$(43,870)	$—	$—	$(43,870)
Options Written	—	(120,319)	—	(120,319)
Swaps	—	(1,382,877)	—	(1,382,877)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument, while written options are reflected at value.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

GuideMark® Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Debt Obligations	$—	$23,393,873	$—	$23,393,873
Short Term Investments	66,603	—	—	66,603

Total Investments in Securities	$66,603	$23,393,873	$—	$23,460,476

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$—	$—	$0	$0
Fixed Income
Asset Backed Securities	—	436,320	—	436,320
Collateralized Mortgage Obligations	—	5,952,220	—	5,952,220
Corporate Obligations	—	23,806	—	23,806
Foreign Government Debt Obligations	—	8,504,301	—	8,504,301
Mortgage Backed Securities – U.S. Government Agency	—	9,727,594	—	9,727,594
U.S. Treasury Obligations	—	4,166,054	—	4,166,054

Total Fixed Income	—	28,810,295	0	28,810,295
Short Term Investments	2,741,169	6,084,059	—	8,825,228

Total Investments in Securities	$2,741,169	$34,894,354	0	$37,635,523

Other Financial Instruments*
Forward Currency Contracts	$—	$957,141	$—	$957,141

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts. Forward currency contracts are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Warrants
Balance as of April 1, 2019	$0	$0
Purchases	—	—
Sales proceeds and paydowns	—	(0)
Accreted discounts, net	—	—
Amortization, net	—	—
Corporate Actions	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of March 31, 2020	$0	$—

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at March 31, 2020.	$—	$—

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$734,483,960	$—	$—	$734,483,960
Short Term Investments	6,730,813	—	—	6,730,813
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	139,438,379

Total Investments in Securities	$741,214,773	$—	$—	$880,653,152

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$312,773,361	$—	$—	$312,773,361
Short Term Investments	2,958,664	—	—	2,958,664
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	88,033,252

Total Investments in Securities	$315,732,025	$—	$—	$403,765,277

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$75,153,009	$—	$—	$75,153,009
Investment Companies	139,609,374	—	—	139,609,374
Real Estate Investment Trusts	5,815,418	—	—	5,815,418
Short Term Investments	102,889,272	—	—	102,889,272
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	72,959,037

Total Investments in Securities	$323,467,073	$—	$—	$396,426,110

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$388,791,419	$—	$—	$388,791,419
Short Term Investments	2,425,231	—	—	2,425,231
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	37,929,302

Total Investments in Securities	$391,216,650	$—	$—	$429,145,952

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$109,411,479	$—	$—	$109,411,479
Short Term Investments	1,162,374	—	—	1,162,374
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	14,005,053

Total Investments in Securities	$110,573,853	$—	$—	$124,578,906

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$97,945,979	$—	$—	$97,945,979
Short Term Investments	160,182	—	—	160,182

Total Investments in Securities	$98,106,161	$—	$—	$98,106,161

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$1,820,304	$219,056,231	$—	$220,876,535

Total Investments in Securities	$1,820,304	$219,056,231	$—	$220,876,535

Other Financial Instruments*
Futures	$8,174,810	$—	$—	$8,174,810
Forward Currency Contracts	$—	$1,572,695	$—	$1,572,695

*	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures and forward currency contracts. Futures and forward currency contracts are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

GuidePath® Conservative Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$3,538,125	$—	$—	$3,538,125
Short Term Investments	2,450,970	593,771	—	3,044,741

Total Investments in Securities	$5,989,095	$593,771	$—	$6,582,866

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$31,717,073	$—	$—	$31,717,073
Short Term Investments	296,189	—	—	296,189

Total Investments in Securities	$32,013,262	$—	$—	$32,013,262

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Growth & Income Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$10,975,818	$—	$—	$10,975,818
Investment Companies	11,149,360	—	—	11,149,360
Short Term Investments	6,839,739	3,783,909	—	10,623,648
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	2,196,737

Total Investments in Securities	$28,964,917	$3,783,909	$—	$34,945,563

Other Financial Instruments**
Futures	$(39,567)	$—	$—	$(39,567)
Options Written	(201,194)	(236,730)	—	(437,924)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and written options. Futures are reflected as unrealized appreciation (depreciation) on the instrument, while written options are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath® Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath® Managed Futures Strategy Fund include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The GuidePath® Managed Futures Strategy Fund had 3.20% of its total assets invested in the Subsidiary as of March 31, 2020.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. See Note 10.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. As of and during the fiscal year ended March 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended March 31, 2020, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Fund and enable it legally to do business. The Funds expense organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and taxes on

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Proceeds received from litigation for securities not held are disclosed as realized gains on investments. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the GuideMark® Core Fixed Income Fund, GuideMark® Tax-Exempt Fixed Income Fund, GuideMark® Opportunistic Fixed Income Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and GuidePath® Income Fund will distribute any net investment income at least annually. The GuideMark® Core Fixed Income Fund, GuideMark® Tax-Exempt Fixed Income Fund, GuideMark® Opportunistic Fixed Income Fund, GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund will distribute any net investment income quarterly. The GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund will generally distribute any net investment income monthly. All of the Funds will generally distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. All of the Funds may invest in options that are listed on U.S. exchanges or traded over the counter. Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange. The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX and CMBX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX, CMBX, IR, and purchased/written options to efficiently manage investment grade credit exposure.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on swap agreements	$30,618	Depreciation on swap agreements	$131,220

Interest Rate Contracts – Swaps	Appreciation on swap agreements	724	Depreciation on swap agreements	1,283,009

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	246,328	Unrealized depreciation on futures contracts**	290,198

Interest Rate Contracts – Options	Investments, at Value	918	Options Written, at Value	—

Credit Contracts – Options	Investments, at Value	—	Options Written, at Value	120,319
Total		$278,588		$1,824,746

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2020

Amount of Realized Gain or (Loss) on Derivatives
	Futures Contracts	Swaps	Written Options	Purchased Options*	Total
Credit Contracts	$—	$(152,416)	$86,115	$—	$(66,301)
Interest Rate Contracts	422,847	(1,225)	—	(53,551)	368,071

Total	$422,847	$(153,641)	$86,115	$(53,551)	$301,770

*	Included in net realized gain (loss) on investments as reported in the Statement of Operations.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Futures Contracts	Swaps	Written Options	Purchased Options*	Total
Credit Contracts	$—	$(111,628)	$(47,567)	$—	$(159,195)
Interest Rate Contracts	(154,146)	(1,485,435)	—	38,694	(1,600,887)

Total	$(154,146)	$(1,597,063)	$(47,567)	$38,694	$(1,760,082)

*	Included in net change in unrealized appreciation (depreciation) on investments as reported in the Statement of Operations.

GuideMark® Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize total investment returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	$1,401,901	Depreciation of forward currency contracts	$444,760
Total		$1,401,901		$444,760

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2020

Amount of Realized Gain or (Loss) on Derivatives
	Forward Currency Contracts	Swaps	Written Options	Purchased Options*	Total
Foreign Exchange Contracts	$735,492	$—	$17	$6	$735,515
Interest Rate Contracts	—	(3,144,948)	—	—	(3,144,948)

Total	$735,492	$(3,144,948)	$17	$6	$(2,409,433)

*	Included in net realized gain (loss) on investments as reported on the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$645,810	$—	$645,810
Interest Rate Contracts	—	1,038,638	1,038,638

Total	$645,810	$1,038,638	$1,684,448

GuidePath® Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended March 31, 2020, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts**	$4,920,722	Unrealized depreciation on futures contracts**	$773,885

Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	7,107	Unrealized depreciation on futures contracts**	481,644

Foreign Exchange Contracts – Forward Currency Contracts	Unrealized appreciation on forward currency contracts	1,900,181	Unrealized depreciation on forward currency contracts	327,486

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts**	1,145,286	Unrealized depreciation on futures contracts**	350,412

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	4,431,461	Unrealized depreciation on futures contracts**	723,825
Total		$12,404,757		$2,657,252

*	Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2020

Amount of Realized Gain (Loss) on Derivatives
	Forward Currency Contracts	Futures Contracts	Total
Commodity Contracts	$—	$(4,205,443)	$(4,205,443)
Equity Contracts	—	(10,762,542)	(10,762,542)
Foreign Exchange Contracts	(1,441,599)	(3,573,808)	(5,015,407)
Interest Rate Contracts	—	36,192,315	36,192,315

Total	$(1,441,599)	$17,650,522	$16,208,923

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Forward Currency Contracts	Futures Contracts	Total
Commodity Contracts	$—	$3,966,692	$3,966,692
Equity Contracts	—	(1,526,397)	(1,526,397)
Foreign Exchange Contracts	1,572,695	1,092,181	2,664,876
Interest Rate Contracts	—	(2,203,693)	(2,203,693)

Total	$1,572,695	$1,328,783	2,901,478

GuidePath® Growth and Income Fund

During the period, the Fund used equity derivatives including S&P 500 Index futures and S&P 500 Index and exchange trade funds (“ETFs”) options, for both hedging and investment purposes, primarily risk management, and the pursuit of excess premium opportunities. The Fund used futures contracts during the period primarily to manage portfolio risk (volatility). The Fund wrote collateralized put options in an attempt to generate returns through receiving the option premiums; together with investments in fixed income instruments, it intended to lower the volatility relative to as if the Fund held the S&P 500 index.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	$—	Unrealized depreciation on futures contracts**	$39,567

Equity Contracts – Options	Investments, at Value	—	Options Written, at Value	437,924
Total		$—		$477,491

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2020

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Written Options	Total
Equity Contracts	$947,434	$(1,255,245)	$(307,811)

Total	$947,434	$(1,255,245)	$(307,811)

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Written Options	Total
Equity Contracts	$(39,567)	$79,563	$39,996

Total	$(39,567)	$79,563	$39,996

Volume Disclosures

The average monthly value outstanding of purchased and written options during the year ended March 31, 2020 were as follows:

	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Purchased Options	$5,232	$4	$—	$—
Written Options	$(18,592)	$(4)	$—	$(137,457)

The average monthly notional amount outstanding of futures, forwards and swaps during the year ended March 31, 2020 were as follows:

Long Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Futures	$18,656,159	$—	$1,188,964,540	$3,603,014
Forwards	$—	$21,046,781	$60,139,339	$—
Swaps	$15,316,154	$4,188,000	$—	$—

Short Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Futures	$(5,585,737)	$—	$(263,806,385)	$(704,713)
Forwards	$—	$(8,827,709)	$(37,050,869)	$—

Cross Currency	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Forwards	$—	$7,326,358	$—	$—

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Offsetting Assets and Liabilities

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The table below, as of March 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description /Counterparty
Futures
Credit Suisse	$42,281	$(5,374)	$36,907	$—	$—	$36,907
Purchased Options*
Bank of America	918	—	918	—	—	918
Swaps
Morgan Stanley	31,342	—	31,342	(31,342)	—	—

	$74,541	$(5,374)	$69,167	$(31,342)	$—	$37,825

*	Included in investments, at value as reported on the Statement of Assets and Liabilities.

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Credit Suisse	$5,374	$(5,374)	$—	$—	$—	$—
Options Written
Morgan Stanley	120,319	—	120,319	—	—	120,319
Swaps
Morgan Stanley	1,414,229	—	1,414,229	(31,342)	(1,382,887)	—

	$1,539,922	$(5,374)	$1,534,548	$(31,342)	$(1,382,887)	$120,319

GuideMark® Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The table below, as of March 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$7,168	$—	$7,168	$(4,822)	$—	$2,346
Barclays	1,564	—	1,564	(1,564)	—	—
BNP Paribas	72,909	—	72,909	(66,838)	—	6,071
Citibank	382,668	—	382,668	(74,060)	(280,000)	28,608
Deutsche Bank	72,157	—	72,157	(72,157)	—	—
Goldman Sachs	31,172	—	31,172	(2,134)	(29,038)	—
HSBC	334,716	—	334,716	(4,468)	(328,760)	1,488
JP Morgan Chase	471,052	—	471,052	(8,409)	(462,643)	—
Morgan Stanley	1,310	—	1,310	—	—	1,310
UBS	27,185	—	27,185	(3,482)	—	23,703

	$1,401,901	$—	$1,401,901	$(237,934)	$(1,100,441)	$63,526

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$4,822	$—	$4,822	$(4,822)	$—	$—
Barclays	2,845	—	2,845	(1,564)	—	1,281
BNP Paribas	66,838	—	66,838	(66,838)	—	—
Citibank	74,060	—	74,060	(74,060)	—	—
Deutsche Bank	277,702	—	277,702	(72,157)	(205,545)	—
Goldman Sachs	2,134	—	2,134	(2,134)	—	—
HSBC	4,468	—	4,468	(4,468)	—	—
JP Morgan Chase	8,409	—	8,409	(8,409)	—	—
UBS	3,482	—	3,482	(3,482)	—	—

	$444,760	$—	$444,760	$(237,934)	$(205,545)	$1,281

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The table below, as of March 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Consolidated Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward
NatWest	$1,900,181	$—	$1,900,181	$(327,486)	$(1,572,695)	$—
Futures*
Goldman Sachs	2,298,388	(1,062,932)	1,235,456	(604,265)	—	631,191

	$4,198,569	$(1,062,932)	$3,135,637	$(931,751)	$(1,572,695)	$631,191

Liabilities				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward
NatWest	$327,486	$—	$327,486	$(327,486)	$—	$—
Futures*
Goldman Sachs	1,667,197	(1,062,932)	604,265	(604,265)	—	—

	$1,994,683	$(1,062,932)	$931,751	$(931,751)	$—	$—

*	Cumulative appreciation/ depreciation on futures contracts is reported in the Consolidated Schedule of Open Futures Contracts – variation margin and recievable/payable for unsettled open futures contracts presented above is presented in the Consolidated Statement of Assets and Liabilities.

GuidePath® Growth and Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
NatWest	$62,250	$—	$62,250	$—	$—	$62,250

	$62,250	$—	$62,250	$—	$—	$62,250

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Options Written
NatWest	$437,924	$—	$437,924	$—	$(437,924)	$—

	$437,924	$—	$437,924	$—	$(437,924)	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security. Each Fund designates and maintains cash and/or marketable securities at least equal in value to commitments for securities purchased on a forward-commitment basis.

(n)	Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

(o)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss in the Statement of Operations.

Net realized gain (loss) on foreign currencies include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

(p)	Restricted and Illiquid Securities

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of it’s net assets in illiquid investments that are assets. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under the Funds’ liquidity guidelines.

(q)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(r)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(s)	Trustee Compensation

Effective April 1, 2020, for the services performed as Trustees of the consolidated Board of GPS Funds I, GPS Funds II, and Savos Investments Trust, which currently consists of one fund, the Independent Trustees receive a retainer fee of $87,500 per year, $5,000 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $5,000 for each special meeting attended in person and $2,000 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(t)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Emerging Markets Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(u)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of March 31, 2020.

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Core Fixed Income Fund	0.40%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%
Conservative Income Fund	0.35%
Income Fund	0.45%
Growth and Income Fund	0.45%

AssetMark also provides certain administrative services to the shares of the Conservative Income Fund, Income Fund and Growth and Income Fund, and to the Service Shares of the remaining Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the applicable class of shares of each Fund. AssetMark also receives an advisory fee of 1.05% for the Guidemark Managed Futures Strategy Cayman Fund Ltd., all of which is being waived by the Advisor. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the applicable class of shares of each Fund; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive, 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $6 billion and an additional 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2021, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates (“Expense Limits”), based on daily net assets of each class of each Fund:

	Service Class	Institutional Class	Single Class
Large Cap Core Fund	1.24%	0.64%	—
Emerging Markets Fund	1.65%	1.05%	—
Small/Mid Cap Core Fund	1.45%	0.85%	—

	Service Class	Institutional Class	Single Class
World ex-US Fund	1.39%	0.79%	—
Core Fixed Income Fund	1.19%	0.59%	—
Tax-Exempt Fixed Income Fund	1.29%	0.69%	—
Opportunistic Fixed Income Fund	1.55%	0.95%	—
Growth Allocation Fund	1.00%	0.40%	—
Conservative Allocation Fund	0.70%	0.10%	—
Tactical Allocation Fund	1.10%	0.50%	—
Absolute Return Allocation Fund	0.80%	0.20%	—
Multi-Asset Income Allocation Fund	1.10%	0.50%	—
Flexible Income Allocation Fund	0.75%	0.15%	—
Managed Futures Strategy Fund	1.90%	1.30%	—
Conservative Income Fund	—	—	0.64%
Income Fund	—	—	0.79%
Growth and Income Fund	—	—	0.79%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s Expense Limits at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the calendar month in which the fee or expense was waived or reimbursed. As of March 31, 2020, Large Cap Core Fund, Small/Mid Cap Core Fund, World ex-US Fund (service class shares), Growth Allocation Fund, Tactical Allocation Fund and Multi-Asset Income Allocation Fund have recouped all potential recoverable waived fees or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their Expense Limits. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2021	Year of Expiration 03/31/2022	Year of Expiration 03/31/2023
Emerging Markets Fund	$—	$—	$103,392
World ex-US Fund	4,462	53	3
Core Fixed Income Fund	140,476	187,844	132,507
Tax-Exempt Fixed Income Fund	53,567	64,590	60,079
Opportunistic Fixed Income Fund	197,441	192,137	171,719
Conservative Allocation Fund	123,290	461,910	778,668
Absolute Return Allocation Fund	152,010	735,890	847,340
Flexible Income Allocation Fund	15,949	67,053	205,738
Managed Futures Strategy Fund	821	17,700	8,555
Conservative Income Fund	—	55,574	70,018
Income Fund	—	58,315	72,623
Growth and Income Fund	—	56,091	124,031

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

5.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, as applicable, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each

Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds’ Service Shares. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent fiscal year ended March 31, 2020.

6.	Service, Custody, and Line of Credit Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a Custody Agreement with U.S.

Bank, N.A. (“USB” or the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services.

The Funds have established a line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. Savos Investments Trust, which is also managed by AssetMark, is also party to the same LoC agreement. The LoC was renewed August 1, 2019 and will mature, unless renewed, on July 31, 2020. Borrowing under the LoC is limited to the lesser of 20% of the gross market value of a Fund, 20% of specific marketable securities acceptable to USB, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 3.25% at March 31, 2020. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

During the year April 1, 2019 to March 31, 2020, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Large Cap Core Fund	$8,301	3.25%	$1,010,000
Emerging Markets Fund	33,474	5.04%	1,194,000
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	21,101	4.94%	1,718,000
Core Fixed Income Fund	12,915	3.95%	1,331,000
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	10,268	3.44%	3,052,000
Growth Allocation Fund	361,776	5.25%	74,171,000
Conservative Allocation Fund	225,508	4.74%	33,161,000
Tactical Allocation Fund	—	—	—
Absolute Return Allocation Fund	470,014	4.14%	28,945,000
Multi-Asset Income Allocation Fund	30,571	4.87%	4,086,000
Flexible Income Allocation Fund	112,746	4.40%	22,117,000
Managed Futures Strategy Fund	—	—	—
Conservative Income Fund	—	—	—
Income Fund	—	—	—
Growth and Income Fund	—	—	—

7.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with the Custodian. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. The Custodian is paid a fee for administering the securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the year ended March 31, 2020, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, and Managed Futures Strategy Fund) had loaned securities that were collateralized by cash. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. The Funds also receive compensation in the form of fees which depend on a number of factors including the type of security and length of the loan. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral
Large Cap Core Fund	$44,978,979
Emerging Markets Fund	3,496,618
Small/Mid Cap Core Fund	9,775,976
World ex-US Fund	593,326
Core Fixed Income Fund	2,079,473
Tax-Exempt Fixed Income Fund*	—
Opportunistic Fixed Income Fund*	—
Growth Allocation Fund	139,438,379
Conservative Allocation Fund	88,033,252
Tactical Allocation Fund	72,959,037
Absolute Return Allocation Fund	37,929,302
Multi-Asset Income Allocation Fund	14,005,053
Flexible Income Allocation Fund	—
Managed Futures Strategy Fund	—
Conservative Income Fund	—
Income Fund	—
Growth & Income Fund	2,196,737

Amounts reported above related to agreements not included in offsetting disclosure in Note 3 (Offsetting Assets and Liabilities):	$415,486,132

*	Not eligible to participate in securities lending.

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2020 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$155,725,069	$109,262,460
Emerging Markets Fund	33,803,903	40,390,347
Small/Mid Cap Core Fund	22,510,243	16,971,502
World ex-US Fund	44,971,175	124,102,902
Core Fixed Income Fund*	437,453,892	431,039,158
Tax-Exempt Fixed Income Fund	8,771,453	9,673,644
Opportunistic Fixed Income Fund**	26,978,303	29,080,017
Growth Allocation Fund	378,975,347	314,848,831
Conservative Allocation Fund	209,420,929	209,995,108

	Purchases	Sales
Tactical Allocation Fund	$1,762,632,618	$1,862,202,053
Absolute Return Allocation Fund	598,330,594	511,335,100
Multi-Asset Income Allocation Fund	112,914,675	113,854,204
Flexible Income Allocation Fund	453,553,736	412,321,255
Managed Futures Strategy Fund	—	—
Conservative Income Fund	8,043,818	4,596,240
Income Fund	79,429,657	50,234,375
Growth and Income Fund***	52,510,777	27,947,100

*	Included in these amounts were $398,407,609 of purchases and $383,554,107 of sales of U.S. Government Securities.
**	Included in these amounts were $28,015,414 of purchases and $28,664,545 of sales of U.S. Government Securities.
***	Included in these amounts were $2,158,203 of purchases and $0 of sales of U.S. Government Securities

9.	Transactions with Affiliates

The GuideMark® Emerging Markets Fund owned 5% or more of the voting securities of the following company during the year ended March 31, 2020. As a result, this company was deemed to be an affiliated company during the year. The below table represents fair value:

Issuer	Value as of April 1, 2019	Purchases	Sales	Realized Gain (Loss)[1]
Sihuan Pharmaceutical Holdings Group, Ltd.[2]	$97,680	$—	$70,360	$(18,052)

	$97,680	$—	$70,360	$(18,052)

Issuer	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Fair Value as of March 31, 2020	Share Balance as of March 31, 2020
Sihuan Pharmaceutical Holdings Group, Ltd.[2]	$(9,268)	$758	$—	—

	$(9,268)	$758	$—	—

[1]	$27 due to currency translation.

[2]	No longer an affiliate as of March 31, 2020.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The GuidePath® Absolute Return Allocation Fund owned 5% or more of the voting securities of the following company during the year ended March 31, 2020. As a result, this company is deemed to be an affiliated company. The below table represents fair value:

Issuer	Value as of April 1, 2019	Purchases	Sales	Realized Gain (Loss)
ProShares Investment Grade-Interest Rate Hedged ETF	$46,966,684	$60,838,867	$75,210,154	$(781,425)

	$46,966,684	$60,838,867	$75,210,154	$(781,425)

Issuer	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Fair Value as of March 31, 2020	Share Balance as of March 31, 2020
ProShares Investment Grade-Interest Rate Hedged ETF	$(1,977,593)	$440,763	$29,836,379	458,105

	$(1,977,593)	$440,763	$29,836,379	458,105

10.	Subsequent Events

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

11.	New Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

In March 2017, FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective April 1, 2019, the Funds adopted ASU 2017-08 and the adoption did not have a material impact on the financial statements.

12.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to the differing book and tax treatments of income from the CFC, net operating losses, partnerships, excise tax, and taxable overdistributions.

	Total Distrubutable Earnings (Loss)	Capital Stock
Large Cap Core Fund	$463	$(463)
Emerging Markets Fund	60,343	(60,343)
Small/Mid Cap Core Fund	45,901	(45,901)
World ex-US Fund	4	(4)
Core Fixed Income Fund	16	(16)
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	1,789	(1,789)
Growth Allocation Fund	417	(417)
Conservative Allocation Fund	(83,474)	83,474
Tactical Allocation Fund	(42)	42
Absolute Return Allocation Fund	(8,143)	8,143
Multi-Asset Income Allocation Fund	59	(59)
Flexible Income Allocation Fund	303	(303)
Managed Futures Strategy Fund	1,231,466	(1,231,466)
Conservative Income Fund	18	(18)
Income Fund	—	—
Growth and Income Fund	—	—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Losses are carried forward indefinitely and any corresponding loss character is retained. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses
	Short Term	Long Term	Utilized
Large Cap Core Fund	$4,279,873	$2,132,503	$—
Emerging Markets Fund	479,613	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	2,998,080	1,307,719	—
Core Fixed Income Fund	—	—	(1,215,605)
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	13,406,605	8,411,636	—
Growth Allocation Fund	1,788,501	—	—
Conservative Allocation Fund	691,182	—	(5,466,483)
Tactical Allocation Fund	—	—	—
Absolute Return Allocation Fund	5,785,855	4,370,636	(198,515)
Multi-Asset Income Allocation Fund	—	—	(591,247)
Flexible Income Allocation Fund	1,417,518	7,857,209	(913,650)
Managed Futures Strategy Fund	—	—	(10,712,577)
Conservative Income Fund	100,387	—	—
Income Fund	1,889,437	—	—
Growth and Income Fund	1,178,671	—	—

Additionally, at March 31, 2020, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	356,958	—
Small/Mid Cap Core Fund	5,190	438,451
World ex-US Fund	—	—
Core Fixed Income Fund	—	—
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	—
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	—
Tactical Allocation Fund	—	7,065,536
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	10,895,219
Flexible Income Allocation Fund	—	—
Managed Futures Strategy Fund	1,001,138	—
Conservative Income Fund	—	—
Income Fund	—	—
Growth and Income Fund	—	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2020 and March 31, 2019 are as follows:

	Year Ended March 31, 2020
	Ordinary Income Distributions		Long-Term Capital Gain Distributions
Large Cap Core Fund	$460,107		$4,125,368
Emerging Markets Fund	1,489,554		—
Small/Mid Cap Core Fund	23,201		963,221
World ex-US Fund	2,542,292		—
Core Fixed Income Fund	1,893,282		—
Tax-Exempt Fixed Income Fund	619,833	*	71,166
Opportunistic Fixed Income Fund	2,241,473		—
Growth Allocation Fund	10,455,186		—
Conservative Allocation Fund	8,126,703		—
Tactical Allocation Fund	3,986,966		12,464,579
Absolute Return Allocation Fund	8,313,720		—
Multi-Asset Income Allocation Fund	3,881,432		40,325
Flexible Income Allocation Fund	2,894,134		—
Managed Futures Strategy Fund	2,629,756		4,547,812
Conservative Income Fund	81,578		—
Income Fund	589,175		688
Growth and Income Fund	394,397		—

*	Contains $610,917 of tax-exempt income for year ended March 31, 2020.

	Year Ended March 31, 2019
	Ordinary Income Distributions		Long-Term Capital Gain Distributions
Large Cap Core Fund	$3,453,165		$2,174,962
Emerging Markets Fund	6,612,553		4,662,846
Small/Mid Cap Core Fund	—		3,364,649
World ex-US Fund	2,697,943		—
Core Fixed Income Fund	2,660,751		—
Tax-Exempt Fixed Income Fund	807,310	*	31,215
Opportunistic Fixed Income Fund	3,116,585		—
Growth Allocation Fund	9,592,301		41,521
Conservative Allocation Fund	5,144,892		503,292
Tactical Allocation Fund	12,448,559		1,209,576
Absolute Return Allocation Fund	8,705,187		—
Multi-Asset Income Allocation Fund	4,391,358		—
Flexible Income Allocation Fund	2,016,221		—
Managed Futures Strategy Fund	—		—
Conservative Income Fund	1,400		—
Income Fund	3,522		—
Growth and Income Fund	5,095		—

*	Contains $802,230 of tax-exempt income for year ended March 31, 2019.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2020

At March 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund
Cost of Portfolio*	$334,702,516	$65,890,288	$64,937,026	$118,432,426	$157,505,800	$22,612,830

Gross Unrealized Appreciation	$83,854,280	$12,359,500	$11,375,419	$16,329,354	$9,127,975	$1,113,466
Gross Unrealized Depreciation	(50,043,629)	(12,720,634)	(14,127,617)	(22,855,258)	(1,609,994)	(265,820)

Net Unrealized Appreciation/(Depreciation)	33,810,651	(361,134)	(2,752,198)	(6,525,904)	7,517,981	847,646

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	2,006,712	—	—	2,716,002	368,880	38,371
Undistributed Long-Term Cap Gains	—	—	—	—	—	133,787

Distributable Earnings	2,006,712	—	—	2,716,002	368,880	172,158

Other Accumulated Gains/(Losses)	(6,412,376)	(836,571)	(443,641)	(4,305,799)	—	—

Total Distributable Earnings/(Loss)	29,404,987	(1,197,705)	(3,195,839)	(8,115,701)	7,886,861	1,019,804

*	Portfolio includes investments and derivative contracts

	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
Cost of Portfolio*	$45,637,856	$888,964,477	$414,379,984	$415,359,438	$434,304,774	$132,541,071

Gross Unrealized Appreciation	$2,482,783	$43,726,179	$13,446,252	$692,220	$8,176,365	$1,545,445
Gross Unrealized Depreciation	(8,041,875)	(52,037,504)	(24,060,959)	(19,625,548)	(13,335,187)	(9,507,610)

Net Unrealized Appreciation/(Depreciation)	(5,559,092)	(8,311,325)	(10,614,707)	(18,933,328)	(5,158,822)	(7,962,165)

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	1,244,210	267,454	1,658,544	—	1,340,309	506,003
Undistributed Long-Term Cap Gains	—	—	—	18,171,501	—	—

Distributable Earnings	1,244,210	267,454	1,658,544	18,171,501	1,340,309	506,003

Other Accumulated Gains/(Losses)	(21,834,858)	(1,802,892)	(705,573)	(7,079,927)	(10,170,882)	(10,895,219)

Total Distributable Earnings/(Loss)	(26,149,740)	(9,846,763)	(9,661,736)	(7,841,754)	(13,989,395)	(18,351,381)

*	Portfolio includes investments and derivative contracts

	Flexible Income Allocation Fund	Managed Futures Strategy Fund	Conservative Income Fund	Income Fund	Growth and Income Fund
Cost of Portfolio*	$100,283,981	$220,919,824	$6,558,294	$30,940,036	$38,443,733

Gross Unrealized Appreciation	$310,591	$1,170,934	$24,572	$1,079,003	$224,382
Gross Unrealized Depreciation	(2,488,411)	(315,753)	—	(5,776)	(3,723,125)

Net Unrealized Appreciation/(Depreciation)	(2,177,820)	855,181	24,572	1,073,227	(3,498,743)

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—
Undistributed Ordinary Income	43,032	—	389	2,302	62,891
Undistributed Long-Term Cap Gains	—	4,051,633	—	—	—

Distributable Earnings	43,032	4,051,633	389	2,302	62,891

Other Accumulated Gains/(Losses)	(9,274,727)	243,402	(100,387)	(1,889,437)	(1,178,671)

Total Distributable Earnings/(Loss)	(11,409,515)	5,150,216	(75,426)	(813,908)	(4,614,523)

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences, such as debt restructuring and mark-to-market on 1256 contracts.

*	Portfolio includes investments and derivative contracts

GuideMark® Funds & GuidePath® Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of GPS Funds I and GPS Funds II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open futures contracts, options written, open swap contracts, and open forward currency contracts (including the consolidated statement of assets and liabilities and consolidated schedules of investments, open futures contracts, and forward currency contracts of GuidePath Managed Futures Strategy Fund), of GPS Funds I and GPS Funds II comprising the funds listed below (the “Funds”) as of March 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights

GuideMark Large Cap Core Fund,

GuideMark Emerging Markets Fund,

GuideMark Small/Mid Cap Core Fund,

GuideMark World ex-US Fund,

GuideMark Core Fixed Income Fund,

GuideMark Tax-Exempt Fixed Income Fund,

GuideMark Opportunistic Fixed Income Fund,

GuidePath Growth Allocation Fund,

GuidePath Conservative Allocation Fund,

GuidePath Tactical Allocation Fund,

GuidePath Absolute Return Allocation Fund,

GuidePath Multi-Asset Income Allocation Fund, and

GuidePath Flexible Income Allocation Fund

	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019, 2018, 2017, and 2016

GuidePath Managed Futures Strategy Fund	Consolidated for the year ended March 31, 2020	Consolidated for the years ended March 31, 2020 and 2019	Consolidated for the years ended March 31, 2020, 2019, 2018, 2017 and for the period from January 19, 2016 (commencement of operations) through March 31, 2016

GuidePath Conservative Income Fund, GuidePath Income Fund, and GuidePath Growth and Income Fund	For the year ended March 31, 2020	For the year ended March 31, 2020 and for the period from April 30, 2018 (commencement of operations) through March 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

/s/ COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 29, 2020

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION

March 31, 2020

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year ended March 31, 2020 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	1.17%	100.00%
Small/Mid Cap Core Fund	100.00%	100.00%
World ex-US Fund	0.64%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	0.00%	0.00%
Growth Allocation Fund	49.49%	100.00%
Conservative Allocation Fund	16.87%	41.24%
Tactical Allocation Fund	34.74%	61.34%
Absolute Return Allocation Fund	0.04%	2.64%
Multi-Asset Income Allocation Fund	32.22%	50.73%
Flexible Income Allocation Fund	0.25%	0.54%
Managed Futures Strategy Fund	0.00%	0.00%
Conservative Income Fund	0.00%	0.00%
Income Fund	0.00%	0.00%
Growth and Income Fund	0.00%	0.33%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designated the following amounts as foreign taxes paid for the year ended March 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets Fund	$274,121	$0.0287	94.05%
World ex-US Fund	435,026	0.0449	96.70%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2020

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	18	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-2016);

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	18	Trustee, Savos Investments Trust (2015-present);

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	18	Trustee, Savos Investments Trust (2015-present); Trustee, Cambria ETF Series Trust (2013-present); Director, Owens Realty Mortgage Inc (2014-2019); Trustee, Wells Fargo Registered Hedge Funds (2008-2019); Director, Blue Calypso Inc. (2015-2019); Director, Merriman Holdings, Inc. (financial services) (2003-2016);
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage™, LLC (2013-present).	18	Trustee, Savos Investments Trust (2014-present); Chairperson, AssetMark Trust Co. (2008-present);

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2020

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year Term since 2014	Vice President and Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present) Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ filings on Form N-PORT are available without charge, upon request on the SEC’s website (http://www.sec.gov) and by calling (888) 278-5809.

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

GPS FUNDS I and GPS FUNDS II: Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

At a meeting held on December 12, 2019 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I and GPS Funds II (collectively, the “Trusts”) conducted its annual review and consideration of the renewal of the investment advisory agreements between AssetMark, Inc. (“AssetMark”) and each Trust on behalf of its respective series (each, a “Fund” and collectively, the “Funds”) and the renewal of the investment advisory agreement between AssetMark and the wholly-owned Cayman Islands subsidiary of the GuidePath® Managed Futures Strategy Fund, GuidePath® Managed Futures Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) (each such agreement, an “Advisory Agreement,” and collectively, the “Advisory Agreements”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Goldman Sachs Asset Management, L.P. (“GSAM”) and AssetMark, on behalf of GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund; (ii) Wellington Management Company LLP (“Wellington”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; (iii) Delaware Investments Fund Advisers (“Delaware”) and AssetMark, on behalf of the GuideMark® Tax-Exempt Fixed Income Fund; (iv) Franklin Advisers, Inc. (“Franklin Advisers”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; (v) DoubleLine Capital LP (“DoubleLine”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; and (vi) AlphaSimplex Group, LLC (“ASG”) and AssetMark, on behalf of the GuidePath® Managed Futures Strategy Fund and the Cayman Subsidiary (each, a “Sub-Advisory Agreement, and collectively, the “Sub-Advisory Agreements”).

Hereinafter, GSAM, Wellington, Delaware, Franklin Advisers, DoubleLine, and ASG are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The Advisory Agreements and Sub-Advisory Agreements are collectively referred to herein as the “Agreements.” The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Sub-Advised Funds’ portfolios. For those Sub-Advised Funds,

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AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

The Board – including a majority of the Trustees who are not “interested persons” of the Funds or AssetMark as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”) – determined to approve the continuance of the Advisory Agreements and the Sub-Advisory Agreements. The material factors considered and the conclusions that formed the basis of the Board’s approval of the renewal of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the renewal of the Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from independent legal counsel to the Independent Trustees (“Independent Counsel”). The determination to approve the renewal of the Agreements was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements.

The Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review of each Advisory Agreement. The materials provided to the Board with regard to the Funds related to, among other things: (1) a copy of each Advisory Agreement; (2) information describing each Fund’s performance compared to a peer group of other investment companies with investment objectives similar to the investment objective(s) of the Fund selected by an independent provider of investment company data; (3) information describing the nature, quality and extent of the services that AssetMark provides to the Funds, and the fees AssetMark charges to the Funds for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having objectives similar to the objectives of the respective Funds; (4) information regarding AssetMark’s business and operations, investment team, compliance program and internal procedures; (5) information describing each Fund’s expense ratio compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objective(s) of the Fund; (6) information regarding the financial condition of AssetMark; (7) information regarding AssetMark’s profitability with respect to each Fund; (8) reports on AssetMark’s evaluation of the Sub-Advisors, including reports relating to the monitoring of each Sub-Advisor’s trading and brokerage practices; (9) reports relating to the distribution, sales and redemptions of Fund shares and related shareholder services; (10) reports relating to the monitoring of the other service providers; and (11) other information relevant to an evaluation of the nature, extent and quality of the services provided by AssetMark, all of which was provided in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees met with representatives of AssetMark. The Trustees also considered their discussions with representatives of AssetMark throughout the course of the Meeting, and discussions with AssetMark at prior meetings of the Board and its Committees and other communications throughout the year.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the continuation of the Advisory Agreements. The Independent Trustees discussed the Advisory Agreements in communications prior to the Meeting and during the course of their meeting in executive session with Independent Counsel, at which no representatives of AssetMark were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors that they deemed relevant in making the decision to approve the renewal of each Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, extent and quality of the services that AssetMark provides to the Funds. With respect to the Sub-Advised Funds, the Board considered the fact that, as an investment advisor operating within a manager-of-managers structure, AssetMark maintains a primary focus on the selection, evaluation and oversight of the Sub-Advisors and considered each Advisory Agreement in this context. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by the AssetMark that were not delegated to, or assumed by, the Sub-Advisors. The Trustees also considered the information provided to them throughout the course of the year during regular meetings of the Board, which included meetings with the Trusts’ CCO at which the Trustees are provided with details regarding AssetMark’s compliance functions.

The Trustees considered AssetMark’s investment team and its capabilities, including with respect to the responsibilities that AssetMark has for the Funds that pursue their investment objectives through investments in other funds (each a “Fund-of-Funds”). The Trustees also considered AssetMark’s capabilities with respect to the administrative and compliance services provided to the Funds. The Trustees considered the experience, capability and integrity of AssetMark’s management and other personnel, the role of AssetMark’s senior management and the extent of its involvement with the Funds, and AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are

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March 31, 2020

maintained. With respect to the Sub-Advised Funds, the Trustees noted the responsibilities that AssetMark has under certain Funds’ manager-of-managers structure, including: selecting and oversight of the Funds’ Sub-Advisors; maintaining a comprehensive compliance and administration program; and implementing Fund policies.

The Trustees also considered (a) the financial position of AssetMark; (b) the quality of AssetMark’s regulatory and legal compliance policies, procedures and systems and the resources dedicated by AssetMark in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program; (c) the nature, extent and quality of administrative and shareholder services provided by AssetMark to the Funds; and (d) AssetMark’s supervision of the Funds’ third-party service providers.

The Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, with respect to the Sub-Advised Funds, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s (a) oversight of the Sub-Advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; (b) review of trading and brokerage matters; and (c) other oversight activities.

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided by AssetMark, which will continue to be provided to each Fund.

Investment Performance

The Trustees considered the overall investment performance of the Funds, and, with respect to the Sub-Advised Funds, evaluated the Funds’ performance in the context of the manager-of-managers structure. The Trustees considered whether the Funds operated in a manner consistent with their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions.

The Trustees also considered each Fund’s investment performance relative to its respective benchmark index and relative to the performance of funds with comparable investment strategies selected by a third-party information provider. The Trustees also considered performance-related data received throughout the past year at and in connection with meetings of the Board. With respect to each Fund-of-Funds, the Trustees reviewed the performance of AssetMark in selecting the underlying funds for the Fund.

The Trustees considered that, as applicable, AssetMark continued to be proactive in seeking to replace and/or add Sub-Advisors or underlying funds, to reallocate assets among Sub-Advisors or underlying funds and to implement new investment strategies when warranted, with a view to improving Fund performance over the long term.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds was satisfactory and supported a decision to approve the renewal of the Advisory Agreements.

Advisory Fees and Total Expenses

The Trustees considered a detailed analysis of each Fund’s fees and expenses. The materials provided to the Board included (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by an independent third-party information provider; (ii) comparisons of each Fund’s expenses to industry averages; and (iii) fee schedules for the Funds’ Sub-Advisors and the amount of the advisory fee retained by AssetMark, as applicable.

The Trustees considered expense limitation arrangements under which AssetMark has agreed to limit the Funds’ expenses. With respect to each Fund-of-Funds, the Trustees considered the indirect expenses borne by the Funds as shareholders of certain underlying funds. The Trustees also considered other efforts by AssetMark to reduce overall Fund expenses, including by attempting to improve asset flows, implementing programs such as securities lending and negotiating strategic contracts with service providers.

In analyzing the Funds’ fee levels as compared to other similar funds, the Trustees considered the Funds’ fee levels in light of the Funds’ special distribution structure, under which the Funds were distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with mutual funds. In this regard, while the Board recognized that comparisons between a Fund and its peer group may be imprecise given the Funds’ special distribution structure, among other differences, the comparative information assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses.

After comparing each Fund’s fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the Funds by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees concluded that the level of fees paid to AssetMark with respect to each Fund was reasonable. In addition, the Trustees, including all of the Independent Trustees, determined that the fees to be charged by AssetMark pursuant to the Advisory Agreements are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees reviewed and discussed the financial information presented by AssetMark, including information relating to the financial stability of AssetMark and its historical and anticipated profitability with respect to its management of the Funds. The Trustees discussed the methods used by AssetMark to allocate expenses to the Funds under its profitability analysis, and the Trustees considered the individual profitability of AssetMark with respect to each Fund under this methodology.

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In evaluating AssetMark’s profitability, the Trustees acknowledged that the Funds are distributed in connection with AssetMark providing a package of administrative and other services as the sponsor of AssetMark’s investment platform and considered the benefits that flow to Fund shareholders as a result of these services. Additionally, the Trustees considered AssetMark’s existing agreements to waive advisory fees received from certain Funds and/or pay certain Fund expenses to the extent necessary to ensure that the Funds’ overall expenses do not exceed certain levels.

The Trustees considered ancillary benefits received by AssetMark as a result of its relationship with the Funds, including the benefits of offering an integrated set of investment options as an integral part of AssetMark’s asset allocation investment programs and the related marketing rebates received by AssetMark. The Trustees concluded that these benefits were reasonable.

The Trustees considered AssetMark’s profitability in managing each Fund, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Trustees considered the fee waiver agreements under which AssetMark had agreed to waive expenses based upon the achievement of certain breakpoints listed in the agreement.

The Trustees concluded, in light of the foregoing factors, that AssetMark’s level of profitability with respect to each Fund is reasonable. Additionally, the Trustees concluded that the economies of scale being realized by AssetMark, if any, do not mandate the implementation of new or amended breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, concluded to approve the renewal of each Advisory Agreement with, and the fee to be paid to, AssetMark for each of the Funds.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Sub-Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review. The materials provided to the Board related to, among other things: (1) a copy of each Sub-Advisory Agreement; (2) information regarding the nature, quality and scope of the services to be provided by the Sub-Advisors; (3) the investment performance of each Sub-Advisor in managing their respective Fund compared to an industry peer group, appropriate benchmark, and comparable Sub-Advisor client accounts, to the extent applicable; (4) AssetMark’s evaluation of the nature, extent and quality of the services provided by each Sub-Advisor; (5) information regarding any benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Sub-Advised Fund; (6) information concerning each Sub-Advisor’s personnel, business, operations and investment team, including biographical information for the investment professionals that are responsible for the day-to-day management of the applicable Sub-Advised Fund’s portfolio; (7) information regarding each Sub-Advisor’s compliance policies and other internal procedures, including the Sub-Advisor’s brokerage practices; (8) information regarding the financial condition of each Sub-Advisor or its parent company; and (9) other information relevant to an evaluation of the nature, extent and quality of the services provided by each Sub-Advisor, all of which was provided in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees also considered the recommendations of AssetMark with respect to each Sub-Advisor and the methods and resources AssetMark utilized in its efforts to identify and engage Sub-Advisors for the Sub-Advised Funds.

In connection with their consideration of the Sub-Advisory Agreements, the Trustees considered several factors that they deemed relevant to this process, including: (1) the nature, quality and extent of the services to be provided to each Sub-Advised Fund by the respective Sub-Advisor; (2) the quantitative performance of each Sub-Advisor; (3) AssetMark’s evaluation, in accordance with its role as a “manager-of-managers,” of the nature, extent and quality of the services provided by each Sub-Advisor; (4) information that might suggest the potential for realizing economies of scale that could potentially be shared with Fund shareholders; and (5) any potential “fall-out” or ancillary benefits to a Sub-Advisor or its affiliates. Prior to approving the continuation of the Sub-Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel. The Independent Trustees were assisted by Independent Counsel throughout the review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Sub-Advisory Agreement. A more detailed summary of the important, but not necessarily all, of the factors the Independent Trustees considered with respect to their approval of the continuation of the Sub-Advisory Agreements is provided below.

Nature, Quality and Extent of Services

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability and integrity of the Sub-Advisor’s management, investment professionals and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures and systems; (d) the Sub-Advisor’s brokerage and trading practices; and (e) and AssetMark’s evaluation of the nature, quality and extent of services performed by each Sub-Advisor.

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The Trustees specifically considered the qualifications, experience and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Sub-Advised Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s performance record with respect to the relevant benchmark(s).

The Trustees concluded that the nature, extent and quality of the services provided by each Sub-Advisor to its respective Sub-Advised Fund is satisfactory.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Sub-Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices.

The Trustees considered that they had reviewed each Sub-Advisor, including the primary contributors to and detractors from performance, with AssetMark and concluded that each Sub-Advisor’s performance record is satisfactory.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by AssetMark for providing services to its relevant Sub-Advised Fund. The Trustees considered management’s representation that AssetMark’s focus in negotiating sub-advisory arrangements is on negotiating the best possible fee structures for each Fund, and that the sub-advisory fees are paid by AssetMark out of the investment advisory fees received and not the Funds. The Trustees also considered individual reports prepared with regard to each Sub-Advisor, containing comparative information regarding fees. The Trustees noted that each Sub-Advisor’s fees were generally similar to or less than the fees charged by each Sub-Advisor to other comparable funds and accounts, if any.

The Trustees considered each Sub-Advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the Trustees noted that certain of the Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could potentially be shared with the Sub-Advised Funds’ shareholders as assets of the Sub-Advised Funds grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by AssetMark are reasonable in light of the services performed for the Sub-Advised Funds by the Sub-Advisors and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of any new or amended breakpoints or other changes in the fee structure for any Sub-Advised Fund at this time.

The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark and the Sub-Advisors that the sub-advisory fees are negotiated on an arm’s-length basis and reports regarding any relationships between the Sub-Advisors and AssetMark.

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a Sub-Advisor, and benefits to the Sub-Advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a Sub-Advisor or any affiliate by virtue of the Sub-Advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, determined to approve the renewal of the Sub-Advisory Agreement with, and the fees to be paid to, each of the Sub-Advisors for each of the relevant Sub-Advised Funds.

7.	Statement Regarding the Trusts’ Liquidity Risk Management Program (Unaudited)

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of GPS Funds I and GPS Funds II Trust (each, a “Trust” and collectively, the “Trusts”), including each of their respective series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Board of Trustees of each Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of AssetMark, Inc. (“AssetMark”), the investment adviser to each Fund, as the Program Administrator for the Program. AssetMark administers day-to-day implementation of the Program through a Liquidity Risk Management Committee (the “Committee”), as set forth in the Program.

At the meeting of the Board held on February 27, 2020, AssetMark, as Program Administrator, provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2020

The Report covered the period from December 1, 2018 through December 31, 2019 (the “Review Period”).

I. Key Conclusions of the Report

The Report concluded that (i) the Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; (ii) each Fund’s investment strategy is appropriate for an open-end fund; (iii) each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund during the Review Period; and (iv) the Program was implemented and operated effectively to assess and manage each Fund’s liquidity risk during the Review Period.

There were no material changes to the Program during the Review Period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with the Funds’ sub-advisers, as applicable, and portfolio management teams, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in quarterly Board reporting.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

In addition, in connection with the review of the Funds’ liquidity risks and the operation of the Program and the adequacy and effectiveness of its implementation, the Program Administrator also reviewed:

•	Reasonably Anticipated Trade Size and Significant Value Impact metrics for each Fund

•	Process for identifying and monitoring illiquid investments

•	Responsibilities and operations of the Committee

•	Effectiveness of third-party liquidity classification vendor

In light of the assessment and review as discussed above, the Program Administrator did not recommend any changes in the management of the Funds’ liquidity risk.

B. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule. Upon the Committee’s review and approval, the classifications were recorded for reporting in each Fund’s Form N-PORT filings during the Review Period.

C. HLIM

Pursuant to the review, there were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the Review Period as described in the Report. Accordingly, an HLIM was not required for any Fund during the Review Period pursuant to the relevant provisions of the Program.

D. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). All Funds were monitored daily for compliance with the 15% Limit during the Review Period. During the Review Period, the Funds operated in accordance with the relevant provisions of the Program addressing the 15% Limit, including with respect to temporary investment illiquidity as a result of extended market closures. The Report also addressed significant liquidity matters which occurred or were reported during the Review Period applicable to the Funds, if any, and actions to address such matters as applicable.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund

GuideMark® Emerging Markets Fund

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Core Fixed Income Fund

GuideMark® Tax-Exempt Fixed Income Fund

GuideMark® Opportunistic Fixed Income Fund

GuidePath® Growth Allocation Fund

GuidePath® Conservative Allocation Fund

GuidePath® Tactical Allocation Fund

GuidePath® Absolute Return Allocation Fund

GuidePath® Multi-Asset Income Allocation Fund

GuidePath® Flexible Income Allocation Fund

GuidePath® Managed Futures Strategy Fund

GuidePath® Conservative Income Fund

GuidePath® Income Fund

GuidePath® Growth and Income Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water St.

Suite 830

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

AssetMark BrokerageTM, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Annual Report

March 31, 2020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended March 31, 2020, the registrant’s principal accountant billed the registrant $157,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2019, the registrant’s principal accountant billed the registrant $151,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2020, the registrant’s principal accountant billed the registrant $44,500 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2019, the registrant’s principal accountant billed the registrant $44,500 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e)(1)

The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2020 and March 31, 2019 were $0 and $0, respectively.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GPS Funds II______________________________________________________

By (Signature and Title) /s/ Carrie E. Hansen

     Carrie E. Hansen, Principal Executive Officer/President

Date   05/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date 05/29/2020

By (Signature and Title) /s/ Patrick R. Young

Patrick R. Young, Vice President/Treasurer

Date 05/29/2020